                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                        ZORAN CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                        ZORAN CORPORATION
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           1)   Title of each class of securities to which transaction
                applies:
                ----------------------------------------------------------
           2)   Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           1)   Amount Previously Paid:
                ----------------------------------------------------------
           2)   Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           3)   Filing Party:
                ----------------------------------------------------------
           4)   Date Filed:
                ----------------------------------------------------------

                                  [ZORAN LOGO]

October 12, 2000

To Our Stockholders:

Enclosed is our proxy statement relating to a special meeting of stockholders, to be held on Tuesday, October 31, 2000 at 9:00 a.m., local time. The special meeting is being called for the purpose of:

- considering and voting upon a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000 shares; and

- considering and voting upon a proposal to increase the amount of authorized shares of Common Stock available for issuance under the our 1993 Stock Option Plan by 500,000 shares.

We had originally proposed to seek approval of the increase in our authorized shares of Common Stock at a reconvened annual meeting of stockholders to be held on September 12, 2000. Before that meeting was scheduled to take place, however, we entered into an agreement to acquire Nogatech, Inc. in a transaction that is expected to close on or about October 20, 2000, in which we will issue up to 2,705,549 shares of our Common Stock in exchange for all of the outstanding shares of Common Stock of Nogatech. As a result of having entered into that agreement, we were required to cancel the September 12 meeting because there was insufficient time to amend our proxy statement to provide detailed information regarding the acquisition, as required by SEC regulations.

To enable us to proceed with the acquisition, notwithstanding the cancellation of the reconvened meeting, the Board of Directors temporarily suspended our stock option plans and employee stock purchase plan so that the shares reserved for issuance thereunder would be available for issuance in the acquisition. Among the reasons for increasing our authorized shares, which are described in the enclosed proxy statement, the additional shares we are asking you to authorize will enable us to reactivate our suspended stock option and stock purchase plans and to fully implement a new stock option plan that was adopted in August 2000 for the benefit of our non-executive employees. In light of the relationship between the foregoing matters and the proposed increase in our authorized shares, the enclosed proxy statement includes supplemental information about our stock plans and the pending acquisition.

Stockholders of record at the close of business on October 4, 2000 are entitled to vote at the special meeting. Since the amendment of our Certificate of Incorporation requires the affirmative vote of a majority of our outstanding shares, all stockholders are urged either to attend the special meeting or to vote by proxy.

Whether or not you expect to attend the special meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-prepaid envelope.

Thank you for your support.

Sincerely,

/s/ Levy Gerzberg

Levy Gerzberg
President and Chief Executive Officer

If you have any questions or need assistance completing your proxy card, please call: MacKenzie Partners, Inc. 156 Fifth Avenue New York, New York 10010 toll-free (800) 322-2885 or collect (212) 929-5500.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION

                               ------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2000

                             ---------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Zoran Corporation (the "Company") will be held on October 31, 2000 at 9:00 a.m., local time, at the Company's headquarters, 3112 Scott Boulevard, Santa Clara, California, for the following purposes:

    1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 20,000,000 to 55,000,000.

    2. To approve an increase in the number of shares of Common Stock reserved for issuance under the Company's 1993 Stock Option Plan by 500,000 shares.

    3. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    Only shareholders of record at the close of business on October 4, 2000 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          /s/ Levy Gerzberg

                                          Levy Gerzberg
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Santa Clara, California
October 12, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE READ THE ENCLOSED PROXY STATEMENT AND RELATED MATERIALS AND FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD AND RELATED MATERIALS IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY CARD.

                               ZORAN CORPORATION

                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054
                                 (408) 919-4111

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zoran Corporation, a Delaware corporation ("Zoran" or the "Company"), of proxies relating to the special meeting of stockholders (the "Special Meeting") to be held on October 31, 2000 at 9:00 a.m., local time, at 3112 Scott Boulevard, Santa Clara, California, or any adjournments or postponements thereof. The date of this Proxy Statement is October 12, 2000, the approximate date on which this Proxy Statement and the enclosed Proxy are being mailed to shareholders.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

VOTING SECURITIES

    Only shareholders of record as of the close of business on October 4, 2000 will be entitled to vote at the Special Meeting and any adjournment thereof. At the record date, there were 14,696,814 shares of Common Stock of the Company issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share held on the proposals presented in this Proxy Statement. The Company's Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company has retained the services of MacKenzie Partners to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie Partners will receive a fee of approximately $5,500 and reimbursement of all reasonable out-of-pocket expenses in connection with this solicitation. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

VOTING OF PROXIES

    Stockholders who are entitled to vote at the special meeting can use the enclosed proxy card. You can vote by proxy or in person at the special meeting. If you return your signed proxy card before the special meeting, the proxy holders will vote your shares as you direct. If you return your proxy card and do not specify on the card how you want your shares voted, the proxy holders will vote them "FOR" Proposal No. 1 and "FOR" Proposal No. 2. Your failure to return a proxy card will have the same effect as a vote against these proposals.

                        PRINCIPAL STOCKHOLDERS AND SHARE
                            OWNERSHIP BY MANAGEMENT

    The following table sets forth information concerning the beneficial ownership of common stock of Zoran as of June 30, 2000 by the following:

    - each person or entity who is known by Zoran to own beneficially more than 5% of the outstanding shares of Zoran common stock;

    - each of Zoran's current directors;

    - Zoran's chief executive officer and its four other most highly compensated officers; and

    - all directors and executive officers of Zoran as a group.

                                                              NUMBER OF
NAME                                                          SHARES(1)   PERCENT(1)
----                                                          ---------   ----------
Levy Gerzberg, Ph.D. (2)....................................   369,284        2.5
Isaac Shenberg, Ph.D. (3)...................................    95,278          *
Aharon Aharon (4)...........................................    90,628          *
Karl Schneider (5)..........................................    53,733          *
Uzia Galil (6)..............................................    50,649          *
James D. Meindl, Ph.D. (7)..................................    40,547          *
Philip M. Young (8).........................................    40,495          *
Arthur B. Stabenow (9)......................................    29,781          *
Paul R. Goldberg (10).......................................    29,724          *
All directors and executive officers as a group
  (14 persons) (11).........................................   999,779        6.5%

------------------------

*   Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after June 30, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Stock Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2) Includes 341,323 shares subject to stock options that are currently exercisable.

(3) Includes 93,785 shares subject to stock options that are currently exercisable.

(4) Includes 88,500 shares subject to stock options that are currently exercisable.

(5) Includes 51,800 shares subject to stock options that are currently exercisable.

(6) Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes 34,400 shares subject to stock options that are currently exercisable.

(7) Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 34,400 shares subject to stock options that are currently exercisable.

(8) Includes 35,666 shares subject to stock options that are currently exercisable.

(9) Includes 14,400 shares subject to stock options that are currently exercisable.

(10) Includes 27,188 shares subject to stock options that are currently exercisable.

(11) Includes 914,049 shares subject to stock options that are currently exercisable.

                                 PROPOSAL NO. 1

           APPROVAL OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND

    Under Delaware law, the Company may only issue shares of Common Stock to the extent such shares have been authorized for issuance under the Company's Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance by the Company of up to 20,000,000 shares of Common Stock. However, as of September 30, 2000, 14,696,814 shares of the Company's Common Stock were issued and outstanding, 2,705,549 unissued shares of Common Stock were committed for issuance in connection with the Company's pending acquisition of Nogatech, Inc., and 2,541,000 unissued shares of Common Stock were committed for issuance in connection with the Plans (as defined below), leaving 164,637 shares of Common Stock available for future issuance. In addition, prior to entering into its agreement to acquire Nogatech, the Company had 573,000 shares of Common Stock available for future grants under its 1993 Stock Option Plan, 1995 Employee Stock Purchase Plan and 1995 Outside Directors Stock Option Plan (collectively, the "Plans"). To enable the Company to complete its acquisition of Nogatech, the Plans were suspended so that the shares available thereunder could be issued in the acquisition. In order to ensure that sufficient shares of Common Stock will be available for future issuance by the Company, and to enable the Company to reactivate the Plans, the Board of Directors has approved, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance to 55,000,000 shares.

PURPOSE AND EFFECT OF THE AMENDMENT

    The purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to issue additional shares in connection with a stock dividend, raising additional capital, acquiring other businesses, establishing strategic relationships with corporate partners or providing equity incentives to employees and officers or for other corporate purposes. 517,000 of the additional authorized shares will be allocated to the existing share reserves under the Plans, an additional 500,000 of those shares will be reserved for issuance under the 1993 Stock Option Plan if stockholders approve the proposed amendment of that plan at the special meeting, and 300,000 of the additional shares will be reserved for issuance under the Company's Nonstatutory Stock Option Plan, which was adopted by the Board of Directors in August 2000, to enable the Company to grant options to employees while the Plans were suspended. See "Supplemental Disclosure Related to the Amendment." The availability of additional shares of Common Stock is particularly important in the event that the Company needs to undertake any of the foregoing actions on an expedited basis and wishes to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. Except as described in this Proxy Statement, the Company has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the requirements of The Nasdaq Stock Market.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

    If the proposed amendment is approved by the stockholders, Article IV(A) of the Company's Certificate of Incorporation will be amended to read as follows:

       "(A) The corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock," respectively. The number of shares of common Stock authorized to be issued is 55,000,000 shares, $.001 par value per share, and the number of shares of Preferred Stock authorized to be issued is 3,000,000 shares, $.001 par value per share."

SUPPLEMENTAL DISCLOSURE RELATED TO THE AMENDMENT

    Because the Company's need for additional authorized shares has arisen in part from its commitment to issue most of its remaining authorized shares in its acquisition of Nogatech, the Company is required to provide stockholders with detailed information about Nogatech and the proposed acquisition. Accordingly, attached hereto as APPENDIX A is a copy of the proxy statement/ prospectus that has been provided to stockholders of Nogatech in connection with that acquisition. In addition, because the Company needs the additional authorized shares in order to reactivate the Plans, the Company is required to provide stockholders with the information that would be required if it were seeking stockholder approval of the amendment of the Plans. That information appears in the Company's 2000 proxy statement under the captions "Executive Compensation," "Report of the Compensation Committee on Executive Compensation," "Performance Graph," "Proposal No. 2--Amendment to 1993 Stock Option Plan," "Proposal
No. 3--Amendment to 1995 Employee Stock Purchase Plan" and "Proposal
No. 4--Amendment to 1995 Outside Directors Stock Option Plan." The 2000 proxy statement is attached hereto as APPENDIX B. The disclosure provided in Appendices A and B is solely for stockholders' information. Stockholders are NOT being asked to approve the acquisition of Nogatech or the proposals set forth in the 2000 proxy statement.

    To enable the Company to continue granting options as a means to recruit and incentivize employees while the Plans remain suspended, the Company has adopted its Nonstatutory Stock Option Plan (the "Nonstatutory Plan"). Under the Nonstatutory Plan, the Company may grant options to employees and other service providers other than directors or executive officers. The options are initially exercisable for the Company's Series A Preferred Stock but will become exercisable instead for Common Stock after the Certificate of Incorporation is amended to increase the authorized Common Stock. 300,000 shares of Series A Preferred Stock are reserved for issuance pursuant to the Nonstatutory Plan, and, upon the amendment of the Certificate of Incorporation, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Plan. Because the Nonstatutory Plan does not permit grants of options to directors or executive officers and does not provide for grants of options that are treated as incentive stock options under the Internal Revenue Code of 1986, the plan's adoption does NOT require stockholder approval. However, because the Company's ability to issue Common Stock under the Nonstatutory Plan is dependent upon the amendment of the Certificate of Incorporation, the Company is required to provide the same information regarding the Nonstatutory

Plan as if it were seeking stockholder approval of the plan's adoption. That information is attached hereto as APPENDIX C.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

    The Board of Directors unanimously recommends that the stockholder vote FOR approval of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 55,000,000 shares.

                                 PROPOSAL NO. 2
                      AMENDMENT OF 1993 STOCK OPTION PLAN

    You are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Employee Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

    Management believes that the availability of additional options to purchase Common Stock is necessary to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The proposed increase in the share reserve under the Employee Option Plan is necessitated by the Company's anticipated future growth and need to provide additional long-term performance incentives to current employees.

    As of September 30, 2000, 238,000 shares remained available for future option grants under the Employee Option Plan. The Board of Directors has determined that this amount is insufficient to meet the Company's anticipated needs in light of the increase in the number of employees that is expected when the Company completes its acquisition of Nogatech. In order to provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Employee Option Plan by 500,000 shares.

    The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendment is intended to ensure that the Employee Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE 1993 STOCK OPTION PLAN, AS AMENDED

    The following summary of the Employee Option Plan is qualified in its entirety by the specific language of the Employee Option Plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the Employee Option Plan is set forth under "Principal Stockholders and Share Ownership By Management."

    PURPOSE

    The purposes of the Employee Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of the Company and its subsidiaries to promote the success of the Company's business. The Employee Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code and nonstatutory stock options.

    SHARES SUBJECT TO EMPLOYEE OPTION PLAN

    The stockholders have previously authorized the issuance of a maximum of 2,940,000 shares under the Employee Option Plan. The Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to authorize an additional 500,000 shares for issuance upon the exercise of options granted under the Employee Option Plan, for an aggregate maximum of 3,440,000 shares. Furthermore, the Employee Option Plan imposes a limit (the "Grant Limit") under which no employee of the Company or any subsidiary may be granted in any fiscal year options to purchase more than 500,000 shares in the aggregate. Appropriate adjustments will be made to the shares subject to the Employee Option Plan, to the ISO Share Limit and to the Grant Limit and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Employee Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Employee Option Plan and become available for future grant. As of September 30, 2000, options for 2,216,000 shares were outstanding at a weighted average exercise price of $23.66 per share and options for 322,000 shares had been exercised. The closing price of the Common Stock as reported on The Nasdaq National Market on September 29, 2000 was $48.75 per share.

    ADMINISTRATION

    The Employee Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Employee Option Plan. Subject to the provisions of the Employee Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Employee Option Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Employee Option Plan. The Board is authorized to interpret the Employee Option Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Employee Option Plan or any option.

    ELIGIBILITY

    The Employee Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors (other than directors serving on the Compensation Committee) and consultants of the Company and its majority-owned subsidiaries. As of September 30, 2000, the Company had approximately 210 employees, including 9 executive officers and 4 non-employee directors eligible to participate in the Employee Option Plan.

While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The Board determines when options granted under the Employee Option Plan may be exercisable. In general, an option granted under the Employee Option Plan is immediately exercisable, subject to the Company's right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the Company. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    EXERCISE PRICE. The exercise price of options granted under the Employee Option Plan is determined by the Board and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Employee Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Employee Option Plan expire on the date specified in the option agreement, but in no event shall the term of an incentive stock option exceed 10 years. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Employee Option Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE EMPLOYEE OPTION PLAN

    The Board of Directors may amend the Employee Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares for which options may be granted or changes the standards of eligibility. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Employee Option Plan. In any event, the Employee Option Plan will terminate in July 2003.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE OPTION PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Employee Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    INCENTIVE STOCK OPTIONS

    An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the share, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

    The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    NONSTATUTORY STOCK OPTIONS

    Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are nor subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

OPTIONS GRANTED TO CERTAIN PERSONS

    During the year ended December 31, 1999: (i) Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Schneider were granted options to purchase 55,000 shares, 15,000 shares, 20,000 shares, 30,000 shares and 15,000 shares, respectively;
(ii) all current executive officers as a group were granted options to purchase an aggregate of 265,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 405,300 shares. During the year ended December 31, 1999, no options were granted under the Employee Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company, and, other than Messrs. Gerzberg, Shenberg and Aharon, no person was granted 5% or more of the total amount of options granted under the Employee Option Plan during that year.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    The affirmative vote of a majority of the shares of outstanding Common Stock is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

    The Board of Directors unanimously recommends that the stockholder vote FOR approval of the Amendment to increase the number of authorized shares of Common Stock available for issuance under the Company's 1993 Stock Option Plan.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares in accordance with their best judgment.


                                               By Order of the Board of Directors,

                                               /s/ Levy Gerzberg
                                               Levy Gerzberg
                                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

October 11, 2000

                                   APPENDIX A

                                (SEE SUPPLEMENT)

                                   APPENDIX B

                                (SEE SUPPLEMENT)

                                   APPENDIX C

                                   APPENDIX C

              INFORMATION REGARDING NONSTATUTORY STOCK OPTION PLAN

    In August 2000, the Board of Directors adopted the Company's Nonstatutory Stock Option Plan (the "Nonstatutory Plan"). The Nonstatutory Plan permits the Company to grant options to purchase Series A Preferred Stock, which has the same rights, preferences, privileges and restrictions as the Company's Common Stock. After the Company's Certificate of Incorporation is amended to increase the authorized shares of Common Stock, each outstanding share Series A Preferred Stock will automatically convert into one share of Common Stock, and each option that is outstanding under the Nonstatutory Plan will become exercisable for Common Stock in lieu of Preferred Stock, with the number of shares and the exercise price remaining unchanged. At present, 300,000 shares of Series A Preferred Stock are reserved for issuance under the Nonstatutory Stock Option Plan until the effectiveness of the proposed amendment to the Certificate of Incorporation. Upon the effectiveness of that amendment, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Stock Option Plan.

    The Company had originally proposed to seek approval of the increase in its authorized shares of Common Stock at a reconvened annual meeting of stockholders to be held on September 12, 2000. Before that meeting was scheduled to take place, however, the Company entered into an agreement to acquire Nogatech, Inc. in a transaction that is expected to close on or about October 20, 2000, in which the Company will issue up to 2,705,549 shares of its Common Stock in exchange for all of the outstanding shares of Common Stock of Nogatech. As a result of having entered into this agreement, the Company was required to cancel the September 12 meeting because there was insufficient time to amend the Company's proxy statement to provide detailed information regarding the acquisition, as required by SEC regulations. To enable the Company to proceed with the acquisition, notwithstanding the cancellation of the September 12 meeting, the Board of Directors temporarily suspended the Company's 1993 Stock Option Plan (the "1993 Plan") so that the shares reserved for issuance thereunder would be available for issuance in the acquisition.

    The Board of Directors has adopted the Nonstatutory Plan to enable the Company to continue to grant options to employees while the 1993 Plan remains suspended. The Board believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages.

SUMMARY OF THE NONSTATUTORY PLAN

    The following summary of the Nonstatutory Plan is qualified in its entirety by the specific language of the Nonstatutory Plan, a copy of which is available to any stockholder upon request.

    SHARES SUBJECT TO NONSTATUTORY PLAN

    The Nonstatutory Plan permits the Company to grant options to purchase Series A Preferred Stock, which has the same rights, preferences, privileges and restrictions as the Company's Common Stock. After the Company's Certificate of Incorporation is amended to increase the authorized shares of Common Stock, each outstanding share Series A Preferred Stock will automatically convert into one share of Common Stock, and each option that is outstanding under the Nonstatutory Plan will become exercisable for Common Stock in lieu of Preferred Stock, with the number of shares and the exercise price remaining unchanged. At present, 300,000 shares of Series A Preferred Stock are reserved for issuance under the Nonstatutory Stock Option Plan until the effectiveness of the proposed amendment to the Certificate of Incorporation. Upon the effectiveness of that amendment, 300,000 shares of Common Stock will be reserved for issuance under the Nonstatutory Stock Option Plan.

    Appropriate adjustments will be made to the shares subject to the Nonstatutory Plan and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Nonstatutory Plan expires or terminates prior to exercise in full, the shares of Preferred Stock or Common Stock for which such option is not exercised are returned to the Nonstatutory Plan and become available for future grant. As of September 30, 2000, no options had been granted under the Nonstatutory Plan. The closing price of the Common Stock as reported on The Nasdaq National Market on September 29, 2000 was $48.75 per share.

    ADMINISTRATION

    The Nonstatutory Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Nonstatutory Plan. Subject to the provisions of the Nonstatutory Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Nonstatutory Plan. The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Nonstatutory Plan. The Board is authorized to interpret the Nonstatutory Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Nonstatutory Plan or any option.

    ELIGIBILITY

    The Nonstatutory Plan provides that options may be granted to current and prospective employees and consultants of the Company and its majority-owned subsidiaries, but that no options may be granted to any person that is a director or officer of the Company. As of September 30, 2000, the Company had approximately 210 employees eligible to participate in the Nonstatutory Plan.

    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The Board determines when options granted under the Nonstatutory Plan may be exercisable. In general, an option granted under the Nonstatutory Plan is exercisable only to the extent it is vested. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Preferred Stock or Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's stock having a fair market value equal to the exercise price or, following the proposed amendment of the Certificate of Incorporation, a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    EXERCISE PRICE. The exercise price of options granted under the Nonstatutory Plan is determined by the Board and must not be less than 85% percent of the fair market value of the Preferred Stock or Common Stock subject to the option as determined on the date the option is granted.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Nonstatutory Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Nonstatutory Plan expire on the date specified in the option agreement, but in no event shall the term of an option exceed 10 years.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Nonstatutory Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE NONSTATUTORY PLAN

    The Board of Directors may amend the Nonstatutory Plan at any time or from time to time or may terminate it without the approval of the stockholders. However, no such action by the Board of Directors may alter or impair any option previously granted under the Nonstatutory Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE NONSTATUTORY PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Nonstatutory Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    Options granted under the Nonstatutory Plan will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes.

    Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

                             SUPPLEMENT CONTAINING
                               APPENDICES A AND B

                                   APPENDIX A

                                     [LOGO]

Dear Stockholder:

    As you may be aware, Nogatech, Inc. has entered into an agreement to combine with Zoran Corporation, a Delaware corporation. At a special meeting of stockholders to be held at Four Times Square, 38th Floor, New York, New York 10036, on October 23, 2000, at 10:00 a.m. Eastern Daylight Time, you will be asked to consider and approve a proposal to adopt and approve the merger and the Agreement and Plan of Merger among Zoran, Nogatech and Zoom Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Zoran.

    Your board of directors has unanimously approved the merger and the merger agreement and recommends that you vote FOR approval of the merger and the merger agreement.

    Details of the proposed merger and other important information concerning Nogatech and Zoran appear in the accompanying proxy statement/prospectus. I urge you to give this material your careful consideration.

    All stockholders are cordially invited to attend the special meeting in person. However, whether or not you plan to attend the special meeting, please complete, sign and date the accompanying proxy card and return it promptly in the enclosed postage-prepaid envelope. If you attend the special meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is very important that your shares be represented and voted at the special meeting. Your prompt cooperation will be greatly appreciated.

Sincerely,

/s/ Nathan Hod

Nathan Hod,
CHAIRMAN OF THE BOARD,
NOGATECH, INC.

                                 NOGATECH, INC.
                           5201 Great America Parkway
                         Santa Clara, California 95054

                                     [LOGO]

                                 NOGATECH, INC.
                           5201 Great America Parkway
                         Santa Clara, California 95054

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

    We will hold a special meeting of stockholders of Nogatech, Inc. at 10:00 a.m., Eastern Daylight Time, on October 23, 2000 at Four Times Square, 38th Floor, New York, New York 10036. At the special meeting, we will ask you to vote on:

    - a proposal to approve and adopt the merger and the Agreement and Plan of Merger pursuant to which Nogatech will merge with a subsidiary of Zoran Corporation, after which Nogatech will become a wholly-owned subsidiary of Zoran; and

    - such other business as may properly come before the special meeting.

    We have fixed the close of business on September 28, 2000, as the record date for the determination of our stockholders entitled to vote at this special meeting (including any adjournment). A list of such stockholders will be available at the special meeting and will also be available for inspection by stockholders of record during normal business hours at our corporate headquarters, for 10 days prior to the special meeting.

    After careful consideration, your board of directors is excited to present this opportunity to you. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL SO THAT WE MAY COMPLETE THE MERGER.

    Approval of this proposal requires the affirmative vote of a majority of the voting power of Nogatech common stock entitled to vote at the special meeting. Please sign and promptly return the proxy card in the enclosed prepaid envelope marked "Proxy," WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. You can revoke your proxy at any time before its exercise. Returning your proxy card will not affect your right to vote in person, if you choose to attend the special meeting. Failure to return a properly executed proxy card or to vote at the special meeting will have the same effect as a vote against the proposal.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Yaron Garmazi

                                  Yaron Garmazi,
                                  CHIEF FINANCIAL OFFICER AND SECRETARY,
                                  NOGATECH, INC.

Santa Clara, California
October 2, 2000

PROXY STATEMENT                                                  OCTOBER 2, 2000

                                     [LOGO]

                       THE PROPOSED ZORAN/NOGATECH MERGER

    The boards of directors of Zoran Corporation and Nogatech, Inc. have agreed on a combination of their businesses designed to create a leading supplier of digital streaming technology. The merger is structured so that Zoran will be the surviving publicly-traded company and Nogatech will become a wholly-owned subsidiary of Zoran. Nogatech stockholders will receive 0.166 of a share of Zoran common stock for each share of Nogatech common stock that they own, and Zoran stockholders will continue to own their existing shares. We estimate that the shares of Zoran common stock to be issued to Nogatech stockholders will represent approximately 14.1% of the outstanding common stock of Zoran after the merger.

    The merger cannot be completed unless our stockholders approve it. We have scheduled a special meeting for our stockholders to vote on the merger. YOUR VOTE IS VERY IMPORTANT.

    Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you cast your vote, your proxy will be counted as a vote in favor of the merger and any other proposal submitted to stockholders at the meeting. If you fail to return your proxy card, the effect in most cases will be a vote against the merger. Returning your proxy card will not affect your right to vote in person, should you choose to attend the meeting.

    Only Nogatech stockholders of record as of September 28, 2000 are entitled to attend and vote at the meeting. The date, time and place of the meeting is as follows:

    October 23, 2000
    10:00 a.m., Eastern Daylight Time
    Four Times Square, 38th Floor
    New York, New York 10036

    This proxy statement/prospectus provides you with detailed information about the proposed merger. We encourage you to read this entire document carefully, including the "RISK FACTORS" section beginning on page 11. In addition, you may obtain information about us and Zoran from documents that we have filed with the Securities and Exchange Commission.

                                          /s/ Nathan Hod

                                          Nathan Hod,
                                          CHAIRMAN OF THE BOARD,
                                          NOGATECH, INC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORS HAVE APPROVED THE ZORAN COMMON STOCK TO BE ISSUED UNDER THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
QUESTIONS AND ANSWERS ABOUT THE ZORAN/NOGATECH MERGER.......    iii
SUMMARY.....................................................      1
  The Companies.............................................      1
  Zoran's and Nogatech's Reasons for the Merger.............      1
  Recommendation to Nogatech Stockholders...................      2
  Opinion of Financial Advisor to Nogatech..................      2
  The Merger................................................      2
  The Nogatech Special Meeting..............................      4
  Risk Factors..............................................      4
SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL
  INFORMATION...............................................      5
SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ZORAN....      6
SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF
  NOGATECH..................................................      7
SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA OF
  ZORAN, PIXELCAM AND NOGATECH..............................      8
COMPARATIVE PER SHARE DATA..................................      9
MARKET PRICE INFORMATION....................................     10
RISK FACTORS................................................     11
  Risks Relating to the Merger..............................     11
  Risks Relating to Zoran...................................     14
  Risks Relating to Nogatech................................     25
THE NOGATECH SPECIAL MEETING................................     30
  General...................................................     30
  Time and Place............................................     30
  Matters to be Considered at the Meeting...................     30
  Record Date...............................................     30
  Quorum....................................................     30
  Vote Required.............................................     30
  Adjournment...............................................     31
  Proxies...................................................     31
THE MERGER..................................................     32
  Structure of the Merger...................................     32
  Exchange of Nogatech Stock Certificates for Zoran Stock
    Certificates............................................     32
  Background of the Merger..................................     33
  Zoran's Reasons for the Merger............................     34
  Nogatech's Board of Directors' Reasons for the Merger and
    Consideration and Approval of the Transaction...........     35
  Opinion of Financial Advisor to Nogatech..................     36
  Interests of Certain Persons in the Merger................     40
  Employment Agreement......................................     40
  Nogatech Voting Agreement.................................     41
  U.S. Federal Income Tax Considerations....................     41
  No Appraisal Rights.......................................     42
  U.S. Regulatory Requirements..............................     43
  Non-U.S. Regulatory Requirements..........................     43
  Federal Securities Law Compliance.........................     44
  Nasdaq National Market Quotation..........................     44
THE MERGER AGREEMENT........................................     45
  The Merger................................................     45
  Certificate of Incorporation and Bylaws...................     45
  Directors and Officers....................................     45
  Conversion of Securities..................................     45
  Exchange of Certificates..................................     46

                                                                PAGE
                                                              --------
  Representations and Warranties............................     46
  Selected Covenants and Agreements.........................     47
  No Solicitation...........................................     49
  Indemnification...........................................     50
  Conditions................................................     50
  Stock Purchase Plan and Option Plans......................     51
  Termination; Termination Fees and Expenses................     52
  Amendment and Waiver......................................     53
UNCERTAINTIES RELATING TO FORWARD-LOOKING STATEMENTS........     54
INFORMATION CONCERNING ZORAN................................     54
  Business..................................................     54
  Zoran Management's Discussion and Analysis of Financial
    Condition and Results of Operations.....................     71
  Zoran Management..........................................     78
  Information Regarding Zoran Executive Compensation........     82
INFORMATION CONCERNING NOGATECH.............................     85
  Business..................................................     85
  Nogatech Management's Discussion and Analysis of Financial
    Condition Results of Operation..........................     96
  Nogatech Management.......................................    103
  Information Regarding Nogatech Executive Officer
    Compensation............................................    107
WHERE YOU CAN FIND MORE INFORMATION.........................    109
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS...........    110
COMPARISON OF RIGHTS OF ZORAN STOCKHOLDERS AND NOGATECH
  STOCKHOLDERS..............................................    116
COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT
  LIABILITIES...............................................    118
DESCRIPTION OF ZORAN CAPITAL STOCK..........................    119
LEGAL MATTERS...............................................    120
EXPERTS.....................................................    120
INDEX TO FINANCIAL STATEMENTS...............................    F-1

  Annex A--Agreement and Plan of Merger.....................    A-1
  Annex B--Voting Agreement.................................    B-1
  Annex C--Opinion of Nogatech's Financial Advisor..........    C-1

                             QUESTIONS AND ANSWERS
                        ABOUT THE ZORAN/NOGATECH MERGER

Q: WHAT IS THE PROPOSED TRANSACTION?

A: A wholly-owned subsidiary of Zoran will merge into Nogatech. As a result, Nogatech will become a wholly-owned subsidiary of Zoran.

Q: WHY ARE THE TWO COMPANIES PROPOSING TO MERGE?

A: Our products generally are complementary, and the merger will enable our combined enterprise to offer a more comprehensive array of digital streaming technology. This merger will afford each of us the complementary strengths of the other, providing our combined enterprise significant potential advantages and resources. We believe that this merger will allow us to accelerate long-term growth and provide added stockholder value. We note that achieving these anticipated benefits is subject to certain risks discussed on pages 11 to 29. To review the reasons for the merger in greater detail, see pages 34 to 36.

Q: HOW WILL I BENEFIT?

A: We believe that stockholders of Nogatech will benefit by being owners of a company that is better able to compete effectively in its industry than either Zoran or Nogatech individually.

Q: WHAT DO I NEED TO DO NOW?

A: Just sign your proxy card and mail it to us in the enclosed return envelope as soon as possible, so that your shares may be represented at the Nogatech special meeting. The Nogatech special meeting will take place on October 23, 2000. The board of directors of Nogatech unanimously recommends voting in favor of the proposed merger.

Q: SHOULD I SEND IN MY STOCK CERTIFICATE NOW?

A: No. After the merger is completed, we will send Nogatech stockholders written instructions for exchanging their stock certificates.

Q: CAN YOU EXPLAIN THE EXCHANGE RATIO?

A: Nogatech stockholders will receive 0.166 of a share of Zoran common stock in exchange for each share of Nogatech common stock. We will not issue fractional shares. Nogatech stockholders who would otherwise be entitled to receive a fractional share will instead receive cash based on the market value of the fractional share of Zoran common stock.

    EXAMPLE: IF YOU CURRENTLY OWN 100 SHARES OF NOGATECH COMMON STOCK, THEN AFTER THE MERGER YOU WILL BE ENTITLED TO RECEIVE 16 SHARES OF ZORAN COMMON STOCK AND A CHECK FOR THE MARKET VALUE OF THE 0.6 FRACTIONAL SHARE.

Q: WHAT ABOUT FUTURE DIVIDENDS?

A: Historically, neither Zoran nor Nogatech has paid dividends. We do not expect that our combined enterprise will pay any dividends in the foreseeable future.

Q: AM I ENTITLED TO APPRAISAL RIGHTS?

A: No. You will not be entitled to appraisal rights in connection with the merger.

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working toward completing the merger as quickly as possible, if possible on the date of the Nogatech special meeting.

Q: WHAT ARE THE U.S. TAX CONSEQUENCES OF THE MERGER?

A: The exchange of shares by Nogatech stockholders generally will be tax-free to Nogatech stockholders for U.S. federal income tax purposes, except for taxes on cash received for a fractional share. The merger will be tax-free to Zoran stockholders for U.S. federal income tax purposes. To review the tax consequences to stockholders in greater detail, see pages 41 and 42.

Q: WHOM CAN I CALL WITH QUESTIONS?

A: If you have any questions about the merger, please call Liat Hod of Nogatech at (408) 562-6200 or Kristyn Hutzell of Zoran at (415) 617-2543. If you need assistance in voting your shares, please call Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies, toll-free at 1-888-750-5834, or collect at 212-750-5833

                                    SUMMARY

    FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF SUMMARY OF INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS. THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. SEE "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 109.

THE COMPANIES

ZORAN CORPORATION
3112 Scott Boulevard
Santa Clara, California 95054
(408) 919-4111

    Zoran develops and markets integrated circuits, integrated circuit cores and embedded software used by original equipment manufacturers, or OEMs, in digital audio and video products for commercial and consumer markets. Zoran also provides complete, copy-ready system reference designs based on its proprietary technology to help its customers produce commercial and consumer products more quickly and cost-effectively. Zoran's integrated circuits are used in a variety of products, including digital versatile disc, or DVD, players, Super Video CD players, digital speakers and audio systems, filmless digital cameras, and professional and consumer video editing systems.

NOGATECH, INC.
5201 Great America Parkway
Santa Clara, California 95054
(408) 562-6200

    Nogatech designs and sells computer chips that establish connections between video devices and computers, as well as connections between video devices across a variety of networks. Nogatech's chips and related decompression software use proprietary mathematical procedures known as algorithms and are designed to provide high quality video, low power consumption and advanced capabilities. Nogatech's products simultaneously compress digital video signals and process audio and data, enabling real-time transmission of signals from video sources into personal computers and hand-held personal computing devices known as personal digital assistants through the Universal Serial Bus, or USB, interface standard. The USB is a widely accepted interface standard for simplified plug-and-play connections between a PC and its accessories. Nogatech's chips are integrated into PC digital video cameras, video capture devices and PC-TVs.

ZORAN'S AND NOGATECH'S REASONS FOR THE MERGER

    Nogatech's board of directors believes that the terms of the merger are fair to, and in the best interest of, Nogatech and its stockholders. Nogatech's board of directors consulted with its financial and legal advisors and considered a wide variety of information and a number of factors in connection with its evaluation of the proposed merger. Nogatech's board of directors determined that the merger provides an opportunity that serves the best interests of Nogatech and its stockholders and an opportunity for Nogatech stockholders, if they so choose, to share in the potential long-term growth of the combined company.

    Zoran's board of directors considered a wide variety of information and a number of factors in connection with its evaluation of the proposed merger, and determined that the merger provides an opportunity that serves the best interests of Zoran and its stockholders.

    To review the reasons for the merger in greater detail, as well as related uncertainties, see pages 34 through 36.

RECOMMENDATION TO NOGATECH STOCKHOLDERS

    Nogatech's board of directors believes that the merger is in your best interests and unanimously recommends that you vote FOR the proposal to approve and adopt the merger agreement and the merger.

OPINION OF FINANCIAL ADVISOR TO NOGATECH

    WR Hambrecht + Co., LLC delivered its opinion to Nogatech's board of directors on August 23, 2000, that the aggregate consideration to be paid by Zoran under the merger agreement is fair from a financial point of view to the Nogatech stockholders. The full text of the opinion is attached as Annex C to this proxy statement/prospectus. We urge Nogatech stockholders to read this opinion in its entirety to understand the procedures followed, assumptions made, matters considered and limitations on the review undertaken by WR Hambrecht in providing its opinion.

THE MERGER

    The merger agreement is attached as Annex A to this proxy statement/prospectus. We encourage you to read the merger agreement, as it is the legal document that governs the merger.

    CONVERSION OF SECURITIES (see page 45). Upon completion of the merger and pursuant to the terms of the merger agreement, each share of Nogatech common stock outstanding at the completion of the merger will be automatically converted into the right to receive 0.166 of a share of Zoran common stock, subject to the payment of cash for fractional shares.

    ZORAN COMMON STOCK (see page 44). The Zoran common stock that you will receive as a result of the merger is traded and quoted on The Nasdaq National Market.

    STOCK PURCHASE PLAN AND OPTION PLANS (see page 51). The merger agreement provides that all outstanding options to purchase Nogatech common stock under Nogatech's stock option plans will be assumed by Zoran and converted into options to purchase Zoran common stock based on the exchange ratio of 0.166 of a share of Zoran common stock for each share of Nogatech common stock. Immediately prior to completion of the merger, Nogatech shall use all funds held pursuant to its employee stock purchase plan to purchase Nogatech common stock for the benefit of the participants in the plan, which will be converted to Zoran common stock in the merger based on the exchange ratio.

    STOCK OWNERSHIP FOLLOWING THE MERGER (see page 45). Based upon 15,095,896 shares of Nogatech common stock issued and outstanding as of August 23, 2000, an aggregate of approximately 2,505,923 shares of Zoran common stock will be issued to holders of Nogatech's common stock, and the existing holders of Nogatech common stock will hold approximately 14.1% of Zoran's outstanding common stock issued and outstanding after the merger.

    CONDITIONS TO THE MERGER (see pages 50 and 51). The completion of the merger depends upon meeting a number of conditions, including:

    - the Nogatech stockholders must approve and adopt the merger agreement and the merger;

    - the waiting period applicable to the completion of the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or HSR Act, must expire or be terminated;

    - the shares of Zoran common stock to be issued in the merger must have been approved for quotation on The Nasdaq National Market;

    - Zoran and Nogatech must each have received an opinion of its counsel, to the effect that the merger will be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code; and

    - the Israel Tax Commission must have ruled that Israeli holders of Nogatech common stock and options to acquire Nogatech common stock may defer Israeli capital gains tax arising from the merger.

    NO SOLICITATION (see pages 49 and 50). Nogatech may not, directly or indirectly, solicit or support any proposal for a merger or similar transaction involving Nogatech and any party other than Zoran, participate in negotiations or discussions concerning any proposed acquisition, provide any non-public information to any third party relating to any proposed acquisition, or approve or recommend any proposed acquisition. However, Nogatech may provide non-public information to, or engage in negotiations or discussions with, a third party in response to an unsolicited bona fide written acquisition proposal or recommend an unsolicited bona fide written acquisition proposal to the stockholders of Nogatech, if:

    - the Nogatech board determines in good faith based upon the advice of its financial advisor that the proposed acquisition is more favorable to Nogatech's stockholders from a financial point of view than the merger;

    - the Nogatech board determines in good faith after consultation with its outside legal counsel that the failure to do so would create a substantial risk of liability for breach of its fiduciary duties to the Nogatech stockholders under applicable law; and

    - an appropriate confidentiality agreement with the third party making the proposal is in place.

    Nogatech must notify Zoran within 24 hours after receipt by Nogatech or its advisors of any acquisition proposal by a third party or any request for non-public information in connection with an acquisition proposal by a third party.

    TERMINATION (see pages 52 and 53). Either of us can terminate the merger agreement if the merger is not completed by February 28, 2001, and in various other circumstances.

    EXPENSES AND TERMINATION FEE (see pages 52 and 53). In general, all fees and expenses incurred in connection with the merger agreement and the transactions it contemplates shall be paid by the party incurring such expenses, whether or not the merger is completed.

    Nogatech has agreed that if the merger agreement is terminated under certain circumstances, it will pay to Zoran a termination fee of either $3.0 million or $6.0 million.

    INTERESTS OF PERSONS IN THE MERGER (see pages 12 to 13 and 40 to 41). Some members of Nogatech's management and board of directors have interests in the merger that are in addition to their interests as stockholders of Nogatech generally.

    The merger agreement provides that all rights to indemnification benefiting Nogatech's directors and officers as of the date of the merger agreement will survive the merger. Zoran has also agreed to maintain, for six years, a policy of directors' and officers' liability insurance, as it existed at the date of the merger agreement, for the benefit of Nogatech's directors and officers, except that Zoran is required to spend no more than 150% of Nogatech's current annual premium to maintain such insurance.

    U.S. FEDERAL INCOME TAX CONSEQUENCES (see pages 41 and 42). We have structured the merger to be a tax-free reorganization for U.S. federal income tax purposes, so that no gain or loss will be recognized by the Nogatech stockholders on the exchange of Nogatech common stock for Zoran common stock, except to the extent that Nogatech stockholders receive cash in lieu of fractional shares.

We have conditioned the merger on receiving legal opinions that such is the case. The merger agreement does not require that we obtain a ruling from the IRS as to the tax consequences of the merger and we will not request such a ruling.

    RIGHTS OF DISSENTING STOCKHOLDERS (see pages 42 and 43). Neither Zoran stockholders nor Nogatech stockholders are entitled to appraisal rights under Delaware law because:

    - with respect to Zoran, Zoran is not a constituent corporation to the merger under the Delaware General Corporation Law; and

    - with respect to Nogatech, Nogatech's common stock is traded on The Nasdaq National Market, and Nogatech stockholders are being issued Zoran common stock, which is also traded on The Nasdaq National Market.

THE NOGATECH SPECIAL MEETING

    MATTERS TO BE CONSIDERED (see page 30). The purpose of the Nogatech special meeting is to vote upon a proposal to approve the merger. Nogatech stockholders may also vote upon such other matters as may be properly brought before the Nogatech special meeting.

    RECORD DATE AND VOTE REQUIRED (see page 30). Only Nogatech stockholders of record at the close of business on September 28, 2000 are entitled to vote at the Nogatech special meeting. The affirmative vote of the holders of a majority of the outstanding shares of Nogatech common stock is required to approve the proposal. At the close of business on the Nogatech record date, there were 15,095,896 shares of Nogatech common stock outstanding and entitled to vote at the Nogatech special meeting.

    VOTING AGREEMENT (see page 41). Zoran has entered into an agreement with two directors and one stockholder of Nogatech requiring these individuals to vote all shares of Nogatech common stock beneficially owned by them in favor of the merger. The directors are Arie Heiman, President and Chief Executive Officer of Nogatech, and Nathan Hod, Chairman of the Board of Nogatech, and the stockholder is Ophir Holdings Ltd., an Israeli company of which Yirmiyahu Kaplan, a director of Nogatech, is managing director. In total, these shares represent approximately 13.8% of the Nogatech common stock entitled to vote at the Nogatech special meeting.

    This proxy statement/prospectus and the accompanying Notice of Special Meeting of Stockholders were mailed to all Nogatech stockholders of record as of the Nogatech record date and constitute notice of the Nogatech special meeting in conformity with the requirements of the Delaware General Corporation Law.

RISK FACTORS

    This merger and an investment in securities of Zoran by the Nogatech stockholders involve certain risks and uncertainties, including risks related to the integration of the companies, risks associated with a fixed exchange ratio and risks relating to our respective businesses. To review these and other risks and uncertainties in greater detail, see pages 11 through 29.

        SELECTED HISTORICAL AND PRO FORMA COMBINED FINANCIAL INFORMATION

    The following selected historical financial information of Zoran and Nogatech has been derived from their respective historical consolidated financial statements, and should be read in conjunction with such consolidated financial statements and the notes thereto, included elsewhere in this proxy statement/prospectus. The Zoran and Nogatech historical financial statement data as of and for the six month periods ended June 30, 2000 and 1999 has been prepared on the same basis as the historical information in the audited financial statements and, in the opinion of management, contains all adjustments, consisting only of normal, recurring adjustments, necessary for the fair presentation of the results of operations for such periods. The selected unaudited pro forma combined condensed financial information of Zoran, PixelCam and Nogatech is derived from the unaudited pro forma combined condensed financial statements and should be read in conjunction with such pro forma statements and the notes thereto, which are included elsewhere in this proxy statement/prospectus. For pro forma purposes, Zoran's and Nogatech's consolidated balance sheets as of June 30, 2000 and Zoran's, PixelCam's and Nogatech's consolidated statement of operations for the six months ended
June 30, 2000 and the year ended December 31, 1999, have been combined. Zoran's balance sheet at June 30, 2000 includes the net assets acquired from PixelCam. No dividends have been declared or paid on either Zoran or Nogatech common stock.

    The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated, nor is it necessarily indicative of future operating results or financial position. See "Unaudited Pro Forma Combined Financial Statements" beginning on page 111.

            SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF ZORAN

                                       SIX MONTHS ENDED
                                           JUNE 30,                       YEAR ENDED DECEMBER 31,
                                      -------------------   ----------------------------------------------------
                                        2000       1999       1999       1998       1997       1996       1995
                                      --------   --------   --------   --------   --------   --------   --------
                                          (UNAUDITED)
                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
CONSOLIDATED STATEMENT OF OPERATIONS
  DATA:
Revenues:
  Product sales.....................  $ 30,611   $ 20,209   $52,887    $33,465    $32,717    $35,503    $18,086
  Software, licensing and
    development.....................     5,892      5,314     8,787     10,760     12,210      8,606      5,378
                                      --------   --------   -------    -------    -------    -------    -------
    Total revenues..................    36,503     25,523    61,674     44,225     44,927     44,109     23,464
                                      --------   --------   -------    -------    -------    -------    -------
Costs and expenses:
  Cost of product sales.............    17,205     10,777    28,523     19,036     16,032     20,262      9,306
  Research and development..........     7,245      7,515    12,651     13,548     13,787      8,954      5,916
  Selling, general and
    administrative..................     8,580      6,549    14,251     11,551     11,209     10,739      6,748
  Merger and related................     6,769         --        --         --         --      2,153         --
                                      --------   --------   -------    -------    -------    -------    -------
    Total costs and expenses........    39,799     24,841    55,425     44,135     41,028     42,108     21,970
                                      --------   --------   -------    -------    -------    -------    -------
Operating income....................    (3,296)       682     6,249         90      3,899      2,001      1,494
Interest and other income (expense),
  net...............................     4,214        977     1,585      1,071      1,258      1,027       (147)
                                      --------   --------   -------    -------    -------    -------    -------
Income before income taxes..........       918      1,659     7,834      1,161      5,157      3,028      1,347
Provision for income taxes..........     1,153        332     1,175        232        928        665        399
                                      --------   --------   -------    -------    -------    -------    -------
Net income..........................  $   (235)  $  1,327   $ 6,659    $   929    $ 4,229    $ 2,363    $   948
                                      ========   ========   =======    =======    =======    =======    =======
Basic net income (loss) per share...  $  (0.02)  $   0.13   $  0.61    $  0.09    $  0.45    $  0.27    $  0.35
                                      ========   ========   =======    =======    =======    =======    =======
Diluted net income (loss) per
  share.............................  $  (0.02)  $   0.11   $  0.54    $  0.08    $  0.38    $  0.22    $  0.11
                                      ========   ========   =======    =======    =======    =======    =======
Shares used to compute basic net
  income per share..................    14,072     10,441    10,844     10,042      9,412      8,802      2,391
                                      ========   ========   =======    =======    =======    =======    =======
Shares used to compute diluted net
  income per share..................    14,072     11,735    12,249     11,119     11,072     10,661      8,397
                                      ========   ========   =======    =======    =======    =======    =======

                                      AS OF
                                    JUNE 30,                         DECEMBER 31,
                                   -----------   ----------------------------------------------------
                                      2000         1999       1998       1997       1996       1995
                                   -----------   --------   --------   --------   --------   --------
                                   (UNAUDITED)
                                                             (IN THOUSANDS)
CONSOLIDATED BALANCE SHEET DATA:
Cash, cash equivalents and short-
  term investments...............    $108,618    $145,632   $ 19,175   $ 22,376   $ 23,419   $ 21,438
Working capital..................     122,527     157,583     30,830     28,582     24,673     19,753
Total assets.....................     210,241     182,468     49,170     50,944     41,382     31,264
Long-term debt, less current
  portion........................          --          --         --         --         --        601
Accumulated deficit..............     (37,752)    (37,517)   (44,176)   (45,105)   (49,334)   (51,697)
Total stockholders' equity.......     187,865     163,445     36,186     34,286     28,530     20,917

          SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF NOGATECH

                                 SIX MONTHS ENDED
                                     JUNE 30,                        YEAR ENDED DECEMBER 31,
                               ---------------------   ----------------------------------------------------
                                  2000        1999       1999       1998       1997       1996       1995
                               ----------   --------   --------   --------   --------   --------   --------
                                    (UNAUDITED)
                                             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Sales........................  $    5,998   $  2,823   $  8,856   $  3,205   $  2,551   $  2,630   $    931
Cost of sales................       3,407      1,685      5,111      2,038      1,699      1,855        777
                               ----------   --------   --------   --------   --------   --------   --------
Gross profit.................       2,581      1,138      3,745      1,167        852        775        154
Operating expenses:
  Research and development...       1,322      1,108      2,283      1,451      1,266        997      1,314
  Sales and marketing........         665        894      1,689      1,020        695        898        491
  General and
    administrative...........         590        378        880        609        321        473        258
                               ----------   --------   --------   --------   --------   --------   --------
Total operating expenses.....       2,577      2,380      4,852      3,080      2,282      2,368      2,063
                               ----------   --------   --------   --------   --------   --------   --------
Operating income (loss)......           4     (1,242)    (1,107)    (1,913)    (1,430)    (1,593)    (1,909)
Other income (expense),
  net........................         330          6         11         90        (32)       (21)      (288)
                               ----------   --------   --------   --------   --------   --------   --------
Net income (loss)............         334     (1,236)    (1,096)    (1,823)    (1,462)    (1,614)    (2,197)
Charge for beneficial
  conversion feature of
  Series B redeemable
  preferred stock............      (4,570)        --         --         --         --         --         --
Accretion of redemption value
  of Series A redeemable
  convertible preferred
  stock......................        (252)      (214)      (427)      (383)      (300)      (173)      (120)
                               ----------   --------   --------   --------   --------   --------   --------
Net loss applicable to common
  stock......................  $   (4,488)  $ (1,450)  $ (1,523)  $ (2,206)  $ (1,762)  $ (1,787)  $ (2,317)
                               ==========   ========   ========   ========   ========   ========   ========
Net loss per share of common
  stock, basic and diluted...  $    (1.13)  $  (4.66)  $  (4.50)  $  (7.13)  $  (5.86)  $  (6.23)  $  (8.08)
                               ==========   ========   ========   ========   ========   ========   ========
Weighted average number of
  shares of common stock
  outstanding................   3,974,443    310,995    338,295    309,536    300,709    286,625    286,625
                               ==========   ========   ========   ========   ========   ========   ========

                                                  AS OF                       AS OF DECEMBER 31,
                                                JUNE 30,     ----------------------------------------------------
                                                  2000         1999       1998       1997       1996       1995
                                               -----------   --------   --------   --------   --------   --------
                                               (UNAUDITED)               (IN THOUSANDS)
BALANCE SHEET DATA:
Cash and cash equivalents....................    $46,521     $ 2,475    $ 3,791    $   271    $    95    $ 1,114
Working capital..............................     48,207       3,111      4,171        223        (96)       915
Total assets.................................     51,597       6,577      5,769      1,568      1,368      2,235
Series A redeemable convertible preferred
  stock......................................         --       8,243      7,816      4,954      4,147      3,783
Series B redeemable convertible preferred
  stock......................................         --          --         --         --         --         --
Stockholders' equity (capital deficiency)....     48,459      (4,886)    (3,517)    (4,524)    (4,047)    (2,519)

                          SELECTED UNAUDITED PRO FORMA
                            COMBINED FINANCIAL DATA
                        OF ZORAN, PIXELCAM AND NOGATECH

    The pro forma information is based on management's estimates. Based on the timing of the closing of the transaction, the finalization of the third-party valuation, and other factors, the pro forma adjustments may differ materially from those presented in this pro forma financial data. See also "Risk Factors--Risks Related to the Merger" beginning on page 11 for a fuller discussion of factors that may affect the pro forma adjustments. A change in the pro forma adjustments could result in a reallocation of the purchase price affecting the value assigned to long-term tangible and intangible assets. The statement of operations effect of these changes will depend on the nature and amount of the assets or liabilities adjusted. See "Unaudited Pro Forma Combined Financial Statements" beginning on page 111 for a further description of the pro forma adjustments.

                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              JUNE 30, 2000    DECEMBER 31, 1999
                                                              --------------   ------------------
                                                                     (IN THOUSANDS, EXCEPT
                                                                        PER SHARE DATA)
                                                                PRO FORMA          PRO FORMA
                                                              --------------   ------------------
Revenues:
  Product sales.............................................     $ 36,912           $ 61,993
  Software, licensing and development.......................        5,892              8,787
                                                                 --------           --------
    Total revenues..........................................       42,804             70,780
                                                                 --------           --------
Operating expenses:
  Cost of sales.............................................       20,925             33,923
  Research and development..................................        9,819             16,451
  Sales and marketing, general and administrative...........       10,705             17,639
  Amortization of goodwill and other intangibles............       19,948             39,896
  Stock based compensation..................................          485                229
                                                                 --------           --------
    Total operating expenses................................       61,882            108,138
                                                                 --------           --------
Loss from operations........................................      (19,078)           (37,358)
Interest and other income...................................        4,560              1,601
Interest expense............................................          (45)              (109)
                                                                 --------           --------
Loss before income taxes....................................      (14,563)           (35,866)
Provision for income tax....................................          706                665
                                                                 --------           --------
Net loss....................................................      (15,269)           (36,531)
Charge for beneficial conversion feature of Series B
  preferred stock...........................................       (4,570)                --
Accretion of Series A redeemable convertible preferred stock
  to redemption value.......................................         (252)              (427)
                                                                 --------           --------
Net loss attributable to common stockholders................     $(20,091)          $(36,958)
                                                                 ========           ========
Basic net loss per share....................................     $  (1.19)          $  (2.72)
                                                                 ========           ========
Diluted net loss per share..................................     $  (1.19)          $  (2.72)
                                                                 ========           ========
Shares used to compute basic net income per share...........       16,828             13,600
                                                                 ========           ========
Shares used to compute diluted net income per share.........       16,828             13,600
                                                                 ========           ========

                                                                  AS OF
                                                              JUNE 30, 2000
                                                              --------------
BALANCE SHEET
Cash, cash equivalents and short-term investments...........     $155,139
Working capital.............................................      166,772
Total assets................................................      363,490
Accumulated deficit.........................................      (47,752)
Total stockholders' equity..................................      334,476

                           COMPARATIVE PER SHARE DATA

    The following table contains certain historical per share data of Zoran and Nogatech and combined per share data on an unaudited pro forma basis after giving effect to the merger assuming that 0.166 shares of Zoran common stock are issued in exchange for each share of Nogatech common stock in the merger. This data should be read in conjunction with the selected historical consolidated financial information, the pro forma unaudited combined condensed financial information and the separate historical consolidated financial statements of Zoran and Nogatech and notes thereto, included elsewhere in this proxy statement/prospectus. The pro forma unaudited combined condensed financial information is not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the periods presented and should not be construed as representative of future operating results.

                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              JUNE 30, 2000    DECEMBER 31, 1999
                                                              --------------   ------------------
                                                               (UNAUDITED)
HISTORICAL--ZORAN:
  Basic net income (loss) per share.........................       (0.02)             0.61
  Dilutive net income (loss) per share......................       (0.02)             0.54
  Book value per share......................................       12.92                --

                                                                SIX MONTHS
                                                                  ENDED            YEAR ENDED
                                                              JUNE 30, 2000    DECEMBER 31, 1999
                                                              --------------   ------------------
                                                               (UNAUDITED)
HISTORICAL--NOGATECH:
  Basic and diluted net loss per share......................       (1.13)             (4.50)
  Book value per share......................................        3.21                 --

                                                                SIX MONTHS       YEAR ENDED
                                                              ENDED JUNE 30,    DECEMBER 31,
                                                              ---------------   -------------
                                                                   2000             1999
                                                              ---------------   -------------
UNAUDITED PRO FORMA COMBINED:
  Basic net loss per share..................................        (1.19)          (2.72)
  Diluted net loss per share................................        (1.19)          (2.72)
  Book value per share......................................        19.34              --

EQUIVALENT PRO FORMA PER NOGATECH SHARE(1):
  Basic net loss per share..................................        (7.17)         (16.39)
  Diluted net loss per share................................        (7.17)         (16.39)
  Book value per share......................................       116.51              --

------------------------

(1) Equivalent pro forma share amounts are calculated by dividing the pro forma basic and diluted net loss per share and the book value per share by the exchange ratio of 0.166. The per share amounts are equated to the respective values for one share of Nogatech.

                            MARKET PRICE INFORMATION

    Zoran common stock and Nogatech common stock are quoted on The Nasdaq National Market under the symbols "ZRAN" and "NGTC," respectively.

    The table below contains, for the calendar quarters indicated, the reported high and low sale prices of Zoran common stock and Nogatech common stock as reported on The Nasdaq National Market. Nogatech common stock began trading on The Nasdaq National Market on May 18, 2000.

                                                                 ZORAN COMMON            NOGATECH
                                                                     STOCK             COMMON STOCK
                                                              -------------------   -------------------
CALENDAR YEAR                                                   HIGH       LOW        HIGH       LOW
-------------                                                 --------   --------   --------   --------
1998
  First Quarter.............................................   $18.25     $12.50         --        --
  Second Quarter............................................    14.75       9.50         --        --
  Third Quarter.............................................    12.06       5.88         --        --
  Fourth Quarter............................................    18.00       5.19         --        --
1999
  First Quarter.............................................    20.13      11.50         --        --
  Second Quarter............................................    17.75       8.50         --        --
  Third Quarter.............................................    36.00      16.38         --        --
  Fourth Quarter............................................    56.35      20.44         --        --
2000
  First Quarter.............................................    74.31      45.19         --        --
  Second Quarter............................................    68.50      33.50     $ 9.50     $6.31
  Third Quarter (through September 28, 2000)................    70.06      39.69      10.06      4.69

    The following table sets forth the closing sales prices per share of Zoran common stock and Nogatech common stock as reported on The Nasdaq National Market on August 23, 2000, the last full trading day prior to the public announcement of the signing of the merger agreement, and on the last practicable trading day for which information is available before the printing of this proxy statement/ prospectus; and the equivalent per share prices for Nogatech common stock based on the Zoran common stock prices multiplied by the exchange ratio of 0.166:

                                                             ZORAN         NOGATECH      NOGATECH
                                                          COMMON STOCK   COMMON STOCK   EQUIVALENT
                                                          ------------   ------------   ----------
August 23, 2000.........................................     $63.00         $6.50         $10.46
September 28, 2000......................................      51.31          8.25           8.52

    As of June 30, 2000, there were approximately 276 holders of record of Zoran common stock, and approximately 55 holders of record of Nogatech common stock.

    We believe that Nogatech common stock presently trades on the basis of the value of the Zoran common stock expected to be issued in exchange for Nogatech common stock in the merger, discounted for the uncertainties associated with such transaction.

    We urge you to obtain current market quotations for Zoran common stock and Nogatech common stock. We cannot assure you as to the market prices of Zoran common stock or Nogatech common stock at any time before the effective time of the merger or as to the market price of Zoran common stock at any time thereafter.

    Following the merger, all Nogatech common stock will be owned by Zoran, and as a result, Nogatech common stock will no longer be listed on The Nasdaq National Market.

    Neither Zoran nor Nogatech has paid any cash dividends on its common stock. Following the merger, Zoran intends to retain any future earnings for use in its business and does not anticipate paying cash dividends in the foreseeable future.

                                  RISK FACTORS

    By voting in favor of the approval and adoption of the merger agreement, you will be choosing to exchange your current investment in Nogatech common stock for an investment in Zoran common stock. An investment in Zoran common stock involves a high degree of risk. In addition to the other information contained in or annexed to this proxy statement/prospectus, you should carefully consider the following risk factors in deciding whether to vote for the merger.

RISKS RELATING TO THE MERGER

YOU WILL RECEIVE 0.166 SHARES OF ZORAN COMMON STOCK FOR EACH SHARE OF NOGATECH COMMON STOCK DESPITE CHANGES IN MARKET VALUE OF NOGATECH COMMON STOCK OR ZORAN COMMON STOCK.

    Upon completion of the merger, each share of Nogatech common stock will be converted into 0.166 shares of Zoran common stock. The exchange ratio is fixed and will not be adjusted in the event of any increase or decrease in the market price of either Nogatech common stock or Zoran common stock. Neither Zoran nor Nogatech is permitted to abandon the merger nor is Nogatech permitted to resolicit the vote of its stockholders solely because of changes in the market price of either Zoran common stock or Nogatech common stock. Therefore, because the market price of Zoran's common stock is subject to fluctuation, the value at the time of the merger of the Zoran shares to be received by Nogatech stockholders will depend on the market price of Zoran shares at that time. We cannot assure you as to the value of Zoran shares at that time. We urge you to obtain current market quotations for Nogatech shares and Zoran shares.

    The merger may occur at a date later than the date of the special meeting, and we cannot assure you that the market price of Zoran shares on the date of the special meeting will reflect the market price of Zoran shares at the time of the merger. The market price of Zoran shares has been, and may continue to be, volatile. In addition to conditions that affect the market for stocks of technology companies generally, factors such as new product announcements by Zoran or its competitors, quarterly fluctuations in Zoran's operating results and challenges associated with the integration of Nogatech's business may have a significant impact on the market price of Zoran shares. These conditions could cause the price of Zoran shares to fluctuate substantially over short periods.

WE MAY NOT ACHIEVE STRATEGIC OBJECTIVES, COST SAVINGS AND OTHER BENEFITS.

    We expect to realize strategic and other financial and operating benefits as a result of the merger, including, among other things, significant cost savings. However, we cannot predict with certainty whether these benefits will occur, the extent to which they actually will be achieved or the timing of any such benefits. The following are factors that may prevent the combined company from realizing these benefits:

    - the inability of the combined company to increase product sales;

    - the inability of the combined company to operate efficiently and achieve cost savings;

    - unfavorable changes in customer reaction to the combined company's significant products;

    - competitive factors, including technological advances attained by competitors and patents granted to or contested by competitors, which would enhance their ability to compete against the combined company;

    - the failure of a substantial demand for digital streaming technology to continue to develop to the extent or as rapidly as we expect;

    - changes in technology that increase the number of competitors that Zoran faces after the merger or require Zoran to make significant capital expenditures to develop competitive products;

    - manufacturers that compete with Zoran currently market products using Nogatech technology who may not continue to do so; and

    - an increase in the number of competitors serving the digital streaming technology market that may make it more difficult to attract and retain necessary personnel or to obtain and retain customers.

Failure to achieve the strategic objectives of the merger could have a material adverse effect on the revenues, the levels of expenses and the operating results of Zoran after the merger and the value of Zoran shares and could result in Zoran and Nogatech not achieving the anticipated potential benefits of the merger. In addition, neither Zoran nor Nogatech can assure you that the growth rate of the combined company will equal the historical growth rate experienced by either Zoran or Nogatech.

WE MAY NOT SUCCESSFULLY INTEGRATE OUR BUSINESSES AND MAY NOT REALIZE THE ANTICIPATED BENEFITS OF THE MERGER.

    Achieving the benefits of the merger will depend in substantial part on the successful integration of the two companies' technology, operations and personnel. Zoran and Nogatech will, however, face significant challenges in integrating their organizations and operations in a timely and efficient manner. A large number of systems must be integrated, including management information, purchasing, accounting and finance, sales, billing, payroll and benefits and regulatory compliance systems. The integration of Zoran and Nogatech will be a complex, time consuming and expensive process and will require significant attention from management and other personnel resources, which may distract attention from the day-to-day business of the combined company. The diversion of management's attention and any difficulties associated with integrating Nogatech into Zoran could have a material adverse effect on the revenues, the levels of expenses and the operating results of Zoran after the merger and the value of Zoran shares and could result in Zoran and Nogatech not achieving the anticipated potential benefits of the merger. Some of the challenges involved in this integration include:

    - integrating sales efforts so that customers can easily do business with the combined company;

    - bringing together the companies' marketing efforts so that the industry receives useful information about the merger;

    - coordinating research and development activities to enhance introduction of new products and technologies;

    - combining the two companies' product offerings and product lines effectively and quickly; and

    - demonstrating to employees of both companies that the business cultures of Zoran and Nogatech are compatible.

    It is not certain that Zoran and Nogatech can be successfully integrated in a timely manner or at all or that any of the anticipated benefits will be realized. Failure to do so could have a material adverse effect on the revenues, business and operating results of the combined company.

NOGATECH EXECUTIVE OFFICERS AND DIRECTORS HAVE INTERESTS THAT MAY INFLUENCE THEM TO SUPPORT AND APPROVE THE MERGER.

    Some of the executive officers and directors of Nogatech have interests in the merger that are not identical to the interests of other Nogatech stockholders. For example, Arie Heiman, Nogatech's President and Chief Executive Officer, has entered into an employment agreement with a wholly-owned subsidiary of Zoran which will include a grant of options to purchase shares of Zoran common stock which will be subject to meeting performance metrics to be established by Zoran and Mr. Heiman and an annual salary to be paid in New Israeli Shekels in an amount substantially similar to his current salary with Nogatech, together with benefits generally comparable to those available to Zoran's other senior executives. Mr. Heiman will also be eligible to participate in Zoran's executive bonus program. This agreement, when executed, will provide compensation and other benefits not currently provided to Mr. Heiman by Nogatech. As a result, these officers and directors could be more likely to vote for the proposal to approve and adopt the merger agreement and the merger than if they did not have these interests. Nogatech's officers, directors and principal stockholders, each of whom are affiliates of Nogatech, together own approximately 8,461,057 shares of Nogatech common stock, which represents approximately 56.0% of all outstanding shares of Nogatech common stock entitled to vote at the special meeting of Nogatech stockholders as of August 23, 2000. Mr. Heiman, together with Nathan Hod, Chairman of the Board of Nogatech, and Ophir Holdings Ltd., an Israeli company of which Yirmiyahu Kaplan, a director of Nogatech, is managing director, have already agreed to vote in favor of the merger pursuant to a voting agreement with Zoran.

THE MERGER MAY CAUSE CUSTOMER UNCERTAINTY AND COULD HARM THE COMBINED COMPANY.

    Uncertainty regarding the merger may cause customers of Nogatech and Zoran to delay purchasing decisions. We cannot assure you that the customers of Nogatech and Zoran will continue their current buying patterns without regard to the proposed merger. Our customers may, in response to the announcement of the merger, delay or defer purchasing decisions, and as a result, the combined company's revenues could materially decline. In addition, any delay or deferral in purchasing decisions by our respective customers could have a material adverse effect on Nogatech's business or Zoran's business, regardless of whether or not the merger is ultimately completed.

THE MERGER MAY CAUSE EMPLOYEE UNCERTAINTY RELATED TO THE MERGER COULD HARM THE
  COMBINED COMPANY.

    Current and prospective employees of Nogatech may experience uncertainty about their future roles with Nogatech or Zoran until Zoran's strategies with regard to Nogatech are announced or executed. This may adversely affect Nogatech's ability to retain and attract key management, marketing and technical personnel.

THE PRICE OF ZORAN COMMON STOCK MAY BE AFFECTED BY FACTORS DIFFERENT FROM THOSE AFFECTING THE PRICE OF NOGATECH COMMON STOCK.

    Upon completion of the merger, holders of Nogatech common stock will become holders of Zoran common stock. Zoran's business differs from that of Nogatech, and Zoran's results of operations, as well as the price of Zoran common stock, may be affected by factors different from those affecting Nogatech's results of operations and the price of Nogatech common stock.

ZORAN'S OPERATING RESULTS WILL SUFFER AS A RESULT OF PURCHASE ACCOUNTING TREATMENT, THE IMPACT OF AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES RELATING TO ITS PROPOSED COMBINATION WITH NOGATECH.

    Under United States generally accepted accounting principles, Zoran will account for the merger using the purchase method of accounting. Under purchase accounting, Zoran will record the market value of its common stock issued in connection with the merger, the fair value of the options to purchase Nogatech common stock, which will become options to purchase Zoran common stock, and the amount of direct transaction costs as the cost of acquiring the business of Nogatech. Zoran will allocate that cost to the individual assets acquired and liabilities assumed, including various identifiable intangible assets such as acquired technology, acquired trademarks and trade names and acquired workforce, and to in-process research and development based on their respective fair values. The initial allocation will be based on Zoran Management's estimates. This initial allocation will be adjusted based upon a final, third party valuation, which may differ materially from the allocation presented in the pro forma financial statements presented in this proxy statement/prospectus. In-process research and development, which is currently estimated at $10.0 million, will be expensed in the quarter when the merger closes. Intangible assets including goodwill will be generally amortized over a period of three years. As described in the section titled "Selected Unaudited Pro Forma Combined Financial Data of Zoran and Nogatech" on page 8, the amount of purchase cost allocated to goodwill and other intangibles is estimated to be approximately $101.7 million. If goodwill and other intangible assets were amortized in equal quarterly amounts over a period of three years following completion of the merger, the accounting charge attributable to these items would be approximately $8.5 million per quarter and $33.9 million per fiscal year. As a result, purchase accounting treatment of the merger will decrease the net profit or increase the net loss for Zoran in the foreseeable future, which could have a materially adverse effect on the market value of Zoran common stock following completion of the merger.

RISKS RELATING TO ZORAN

ZORAN'S QUARTERLY REVENUES AND OPERATING RESULTS FLUCTUATE DUE TO A VARIETY OF FACTORS, WHICH MAY RESULT IN VOLATILITY OR A DECLINE IN THE PRICE OF ITS STOCK.

    Zoran's quarterly operating results have varied significantly due to a number of factors, including:

    - fluctuation in demand for its products;

    - the timing of new product introductions by Zoran and its competitors;

    - the level of market acceptance of new and enhanced versions of its products and its customers' products;

    - the timing of large customer orders;

    - the length and variability of the sales cycle for its products;

    - the cyclical nature of the semiconductor industry;

    - the availability of development funding and the timing of development revenue;

    - changes in the mix of products sold;

    - seasonality in demand for its products;

    - competitive pricing pressures; and

    - the evolving and unpredictable nature of the markets for products incorporating Zoran's integrated circuits and embedded software.

    Zoran expects that its operating results will continue to fluctuate in the future as a result of these factors and a variety of other factors, including:

    - the cost and availability of adequate foundry capacity;

    - fluctuations in manufacturing yields;

    - the emergence of new industry standards;

    - product obsolescence; and

    - the amount of research and development expenses associated with new product introductions.

    Zoran's operating results could also be harmed by:

    - economic conditions generally or in various geographic areas where it or its customers do business;

    - other conditions affecting the timing of customer orders; or

    - a downturn in the markets for its customers' products, particularly the consumer electronics market.

    These factors are difficult or impossible to forecast. Zoran places orders to purchase its products from independent foundries several months in advance of the scheduled delivery date, often in advance of receiving non-cancelable orders from its customers. If anticipated shipments in any quarter are canceled or do not occur as quickly as expected, expense and inventory levels could be disproportionately high. If anticipated license revenues in any quarter are canceled or do not occur, gross margins may be reduced. A significant portion of Zoran's expenses are relatively fixed, and the timing of increases in expenses is based in large part on its forecast of future revenues. As a result, if revenues do not meet Zoran's expectations it may be unable to quickly adjust expenses to levels appropriate to actual revenues, which could harm its operating results.

    As a result of these factors, Zoran's operating results may vary significantly from quarter to quarter. Any shortfall in revenues or net income from levels expected by the investment community could cause a decline in the trading price of Zoran's stock.

ZORAN'S SUCCESS FOR THE FORESEEABLE FUTURE WILL BE DEPENDENT ON GROWTH IN DEMAND FOR INTEGRATED CIRCUITS FOR DIGITAL VERSATILE DISC, OR DVD, SUPER VIDEO CD, DIGITAL AUDIO, VIDEO EDITING AND FILMLESS DIGITAL CAMERA APPLICATIONS AND ZORAN'S ABILITY TO MARKET AND SELL ITS PRODUCTS TO MANUFACTURERS WHO INCORPORATE THOSE TYPES OF INTEGRATED CIRCUITS INTO THEIR PRODUCTS.

    In 1999 and the six months ended June 30, 2000, Zoran derived a majority of its product revenues from the sale of integrated circuits for DVD and Super Video CD applications. Zoran expects that sales of its products for DVD and Super Video CD applications, digital audio applications and video editing applications will continue to account for a significant portion of its revenues for the near future. Zoran's ability to sell its recently introduced products for filmless digital camera applications will also have a significant impact on its financial performance for the foreseeable future. If the markets for these products and applications decline or fail to develop as expected, or if Zoran is not successful in its efforts to market and sell its products to manufacturers who incorporate integrated circuits into these products, Zoran's financial results will be harmed.

ZORAN'S CUSTOMERS EXPERIENCE FLUCTUATING PRODUCT CYCLES AND SEASONALITY, WHICH CAUSES ZORAN'S SALES TO FLUCTUATE.

    Because the markets that Zoran's customers serve are characterized by numerous new product introductions and rapid product enhancements, Zoran's operating results may vary significantly from quarter to quarter. During the final production of a mature product, Zoran's customers typically exhaust their existing inventory of Zoran's products. Consequently, orders for Zoran's products may decline in those circumstances, even if its products are incorporated into both mature products and replacement products. A delay in the customer's transition to commercial production of a replacement product would delay Zoran's ability to recover the lost sales from the discontinuation of the related mature product. Zoran's customers also experience significant seasonality in the sales of their consumer products, which affects their orders of Zoran's products. Typically, the fourth calendar quarter represents a disproportionate percentage of sales for Zoran's customers due to the holiday period, and therefore a disproportionate percentage of Zoran's sales. Zoran expects these sales fluctuations to continue for the foreseeable future.

PRODUCT SUPPLY AND DEMAND IN THE SEMICONDUCTOR INDUSTRY IS SUBJECT TO CYCLICAL VARIATIONS.

    The semiconductor industry is subject to cyclical variations in product supply and demand. Downturns in the industry often occur in connection with, or anticipation of, maturing product cycles for both semiconductor companies and their customers and declines in general economic conditions. These downturns have been characterized by abrupt fluctuations in product demand, production over-capacity and accelerated decline of average selling prices. In some cases, these downturns have lasted more than one year. A downturn in the semiconductor industry could harm Zoran's sales and revenues if demand drops or its gross margins if average selling prices decline.

THE DEVELOPMENT AND EVOLUTION OF MARKETS FOR ZORAN'S INTEGRATED CIRCUITS IS DEPENDENT ON FACTORS SUCH AS INDUSTRY STANDARDS, OVER WHICH ZORAN HAS NO CONTROL; FOR EXAMPLE, IF MANUFACTURERS ADOPT NEW OR COMPETING INDUSTRY STANDARDS WITH WHICH ZORAN'S PRODUCTS ARE NOT COMPATIBLE, ITS EXISTING PRODUCTS WOULD BECOME LESS DESIRABLE TO THE MANUFACTURERS AND ITS SALES WOULD SUFFER.

    The emergence of markets for Zoran's products is affected by a variety of factors beyond Zoran's control. In particular, its products are designed to conform to current specific industry standards. Manufacturers may not continue to follow these standards, which would make Zoran's products less desirable to manufacturers and reduce Zoran's sales. Also, competing standards may emerge that are preferred by manufacturers, which could also reduce Zoran's sales and require Zoran to make significant expenditures to develop new products. The emergence of new markets for Zoran's products is also dependent in part upon third parties developing and marketing content in a format compatible with commercial and consumer products that incorporate Zoran's products. If content compatible with commercial and consumer products that incorporate Zoran's products is not available, manufacturers may not be able to sell products incorporating Zoran's integrated circuits, and Zoran's sales to manufacturers would suffer.

ZORAN RELIES ON INDEPENDENT FOUNDRIES AND CONTRACTORS FOR THE MANUFACTURE, ASSEMBLY AND TESTING OF ITS INTEGRATED CIRCUITS, AND THE FAILURE OF ANY OF THESE THIRD PARTIES TO DELIVER PRODUCTS OR OTHERWISE PERFORM AS REQUESTED COULD DAMAGE ZORAN'S RELATIONSHIPS WITH ITS CUSTOMERS AND HARM ITS SALES AND FINANCIAL RESULTS.

    Zoran does not operate any manufacturing facilities, and it relies on independent foundries to manufacture substantially all of its products. These independent foundries fabricate products for other companies and may also produce products of their own design. From time to time there are manufacturing capacity shortages in the semiconductor industry. Zoran does not have long-term supply contracts with any of its suppliers, including its principal supplier, Taiwan Semiconductor Manufacturing Company, or TSMC. Therefore, TSMC is not obligated to manufacture products for Zoran for any specific period, in any specific quantity or at any specified price, except as may be provided in a particular purchase order.

    Zoran's reliance on independent foundries involves a number of risks, including:

    - the inability to obtain adequate manufacturing capacity;

    - the unavailability of or interruption in access to certain process technologies necessary for manufacture of Zoran's products;

    - reduced control over delivery schedules;

    - reduced control over quality assurance;

    - reduced control over manufacturing yields and cost; and

    - potential misappropriation of Zoran's intellectual property.

    In addition, TSMC and some of Zoran's other foundries are located in areas of the world that are subject to natural disasters such as earthquakes. While the recent earthquake in Taiwan did not have a material impact on Zoran's independent foundries, a similar event centered near TSMC's facility could severely reduce TSMC's ability to manufacture Zoran's integrated circuits. The loss of any of Zoran's manufacturers as a supplier, Zoran's inability to expand the supply of its products in response to increased demand, or Zoran's inability to obtain timely and adequate deliveries from its current or future suppliers due to a natural disaster or any other reason could delay or reduce shipments of its products. Any of these circumstances could damage Zoran's relationships with current and prospective customers and harm its sales and financial results.

    Zoran also relies on independent contractors for the assembly and testing of its products. At present, all of Zoran's semiconductor products are assembled by one of three independent contractors: ASE, Amkor or ASAT. Zoran's semiconductor products are tested by these contractors or other independent contractors. Zoran's reliance on independent assembly and testing houses limits its control over delivery schedules, quality assurance and product cost. Disruptions in the services provided by Zoran's assembly or testing houses or other circumstances that would require Zoran to seek alternative sources of assembly or testing could lead to supply constraints or delays in the delivery of its products. These constraints or delays could damage its relationships with current and prospective customers and harm Zoran's sales and financial results.

IF ZORAN'S INDEPENDENT FOUNDRIES DO NOT ACHIEVE SATISFACTORY YIELDS, ZORAN'S RELATIONSHIPS WITH ITS CUSTOMERS MAY BE HARMED.

    The fabrication of silicon wafers is a complex process. Minute levels of contaminants in the manufacturing environment, defects in photomasks used to print circuits on a wafer, difficulties in the fabrication process or other factors can cause a substantial portion of the integrated circuits on a wafer to be non-functional. Many of these problems are difficult to detect at an early stage of the manufacturing process and may be time consuming and expensive to correct. As a result, foundries often experience problems achieving acceptable yields, which are represented by the number of good integrated circuits as a proportion of the number of total integrated circuits on any particular wafer. Poor yields from Zoran's independent foundries would reduce Zoran's ability to deliver its products to customers, harm its relationships with customers and harm its business.

TO BE SUCCESSFUL, ZORAN MUST EFFICIENTLY DEVELOP NEW AND ENHANCED PRODUCTS TO MEET RAPIDLY CHANGING CUSTOMER REQUIREMENTS AND INDUSTRY STANDARDS.

    The markets for Zoran's products are characterized by:

    - rapidly changing technologies;

    - evolving industry standards;

    - frequent new product introductions; and

    - short product life cycles.

    Zoran expects to increase its product development expenses, and Zoran's future success will depend to a substantial degree upon its ability to develop and introduce, on a timely and cost-effective basis, new and enhanced products that meet rapidly changing customer requirements and industry standards. Zoran may not successfully develop, introduce or manage the transition to new products. Delays in the introduction or shipment of new or enhanced products, lack of market acceptance for such products or problems associated with new product transitions could harm Zoran's sales and financial results.

ZORAN FACES COMPETITION OR POTENTIAL COMPETITION FROM COMPANIES WITH GREATER RESOURCES, AND IF ZORAN IS UNABLE TO COMPETE EFFECTIVELY WITH THESE COMPANIES, ZORAN'S MARKET SHARE MAY DECLINE AND ITS BUSINESS COULD BE HARMED.

    Competition in the compression technology market has historically been dominated by large companies such as STMicroelectronics and companies that develop and use their own integrated circuits, such as Sony. As this market continues to develop, Zoran faces competition from other large semiconductor vendors, including:

    - C-Cube Microsystems;

    - LSI Logic;

    - Cirrus Logic (Crystal Semiconductor);

    - Fujitsu; and

    - Motorola.

    For example, in the markets for JPEG-based products for use in filmless digital cameras, LSI Logic and Ricoh are providing "system-on-a-chip" solutions to third parties. Zoran also faces competition from internally-developed solutions developed and used by major Japanese original equipment manufacturers, who may also be Zoran's customers.

    Many of Zoran's existing and potential competitors have substantially greater resources in many areas, including:

    - finances;

    - manufacturing;

    - technology;

    - marketing; and

    - distribution.

    Many of Zoran's competitors have broader product lines and longer standing relationships with customers than Zoran does. Moreover, Zoran's competitors may foresee the course of market developments more accurately than Zoran does and could in the future develop new technologies that compete with Zoran's products or even render Zoran's products obsolete. In addition, a number of private companies have announced plans for new products to address the same digital multimedia compression problems that Zoran's products address. If Zoran is unable to compete successfully against its current and future competitors, Zoran could experience price reductions, order cancellations and reduced gross margins, any one of which could harm its business.

    The DVD market is just emerging, and additional competitors are expected to enter the market for DVD players and software. Zoran believes that several large Japanese consumer electronics companies may be planning to enter this market and may, accordingly, attempt to develop MPEG 2 hardware or software that may be competitive with Zoran's products. Some of these potential competitors may develop captive implementations for use only with their own PC and consumer electronics products. It is also possible that application software vendors, such as Microsoft, may attempt to enter the DVD application market in the future. This increased competition may result in price reductions, reduced profit margins and loss of market share.

ZORAN'S PRODUCTS ARE CHARACTERIZED BY AVERAGE SELLING PRICES THAT DECLINE OVER RELATIVELY SHORT TIME PERIODS; IF ZORAN IS UNABLE TO REDUCE ITS COSTS OR INTRODUCE NEW PRODUCTS WITH HIGHER AVERAGE SELLING PRICES, ZORAN'S FINANCIAL REULTS WOULD SUFFER.

    Average selling prices for Zoran's products decline over relatively short time periods. Many of Zoran's manufacturing costs are fixed. When Zoran's average selling prices decline, its revenues decline unless it sells more units, and its gross margins decline unless it is able to reduce its manufacturing costs by a commensurate amount. Zoran's operating results suffer when gross margins decline. Zoran may experience these problems in the future and cannot predict when they may occur or their severity.

ZORAN DERIVES MOST OF ITS REVENUE FROM SALES TO A SMALL NUMBER OF LARGE CUSTOMERS, AND IF ZORAN IS NOT ABLE TO RETAIN THESE CUSTOMERS, OR THEY RESCHEDULE, REDUCE OR CANCEL ORDERS, ZORAN'S REVENUES WOULD BE REDUCED AND ITS FINANCIAL RESULTS WOULD SUFFER.

    Zoran's largest customers account for a substantial percentage of its revenues. During the six months ended June 30, 2000, sales to Fujifilm accounted for 30.2% of Zoran's total revenues and 33.6% of its product sales. In 1999, sales to Fujifilm accounted for 37.3% of Zoran's total revenues and 41.0% of its product sales. During 1999, Zoran's four largest customers accounted for approximately 56.9% of its total revenues. Sales to these large customers have varied significantly from year to year and will continue to fluctuate in the future. These sales also may fluctuate significantly from quarter to quarter. Zoran may not be able to retain its key customers or these customers may cancel purchase orders or reschedule or decrease their level of purchases from Zoran. Any substantial decrease or delay in sales to one or more of Zoran's key customers could harm its sales and financial results. In addition, any difficulty in collecting amounts due from one or more key customers could harm Zoran's financial results.

ZORAN IS DEPENDENT ON ITS RELATIONSHIP WITH FUJIFILM FOR A SIGNIFICANT PERCENTAGE OF ITS PRODUCT SALES, AND IF THIS RELATIONSHIP WERE TERMINATED, ZORAN'S BUSINESS WOULD BE HARMED.

    Fujifilm has been Zoran's largest customer in three of the last five years. Fujifilm purchases Zoran's products primarily as a distributor. Under Zoran's arrangement with Fujifilm, Fujifilm acts as the primary distributor in Japan of products developed by Zoran under development contracts with Fujifilm. Fujifilm also sells some of these products in Japan under its own name. Zoran may sell these products directly in Japan only to specified customers and must first buy the products from Fujifilm. Fujifilm provides more sales and marketing support than Zoran's other distributors. Fujifilm also has a nonexclusive license to distribute most of Zoran's products outside of Japan. Fujifilm has provided wafer manufacturing services on a most-favored terms basis to Zoran since 1993 and has also provided funding to support Zoran's development efforts. If Zoran's relationship with Fujifilm were terminated, Zoran's business would be harmed.

ZORAN'S PRODUCTS GENERALLY HAVE LONG SALES CYCLES AND IMPLEMENTATION PERIODS, WHICH INCREASES ITS COSTS IN OBTAINING ORDERS AND REDUCES THE PREDICTABILITY OF ITS EARNINGS.

    Zoran's products are technologically complex. Prospective customers generally must make a significant commitment of resources to test and evaluate Zoran's products and to integrate them into larger systems. As a result, Zoran's sales process is often subject to delays associated with lengthy approval processes that typically accompany the design and testing of new products. The sales cycles of Zoran's products often last for many months or even years. Longer sales cycles require Zoran to invest significant resources in attempting to make sales and delay the generation of revenue.

    Long sales cycles also subject Zoran to other risks, including customers' budgetary constraints, internal acceptance reviews and cancellations. In addition, orders expected in one quarter could shift to another because of the timing of customers' purchase decisions. The time required for Zoran's customers to incorporate Zoran's products into their own can vary significantly with the needs of customers and generally exceeds several months, which further complicates Zoran's planning processes and reduces the predictability of its operating results.

ZORAN IS NOT PROTECTED BY LONG-TERM CONTRACTS WITH ITS CUSTOMERS.

    Zoran generally does not enter into long-term purchase contracts with customers, and Zoran cannot be certain as to future order levels from customers. When Zoran does enter into a long-term contract, the contract is generally terminable at the convenience of the customer. In the event of an early termination by one of Zoran's major customers, it is unlikely that Zoran will be able to rapidly replace that revenue source, which would harm its financial results.

ZORAN IS DEPENDENT UPON ITS INTERNATIONAL SALES AND OPERATIONS; ECONOMIC, POLITICAL OR MILITARY EVENTS IN A COUNTRY WHERE ZORAN MAKES SIGNIFICANT SALES OR HAS SIGNIFICANT OPERATIONS COULD INTERFERE WITH ITS SUCCESS OR OPERATIONS THERE AND HARM ITS BUSINESS.

    During the six months ended June 30, 2000, 84.4% of Zoran's total revenues were derived from international sales. During 1999, 79.5% of Zoran's total revenues were derived from international sales. Zoran anticipates that international sales will continue to represent a significant portion of its total revenues for the foreseeable future. In addition, substantially all of Zoran's semiconductor products are manufactured, assembled and tested outside of the United States by independent foundries and subcontractors.

    Zoran is subject to the risks inherent in doing business internationally, including:

    - unexpected changes in regulatory requirements;

    - fluctuations in exchange rates;

    - political and economic instability;

    - imposition of tariffs and other barriers and restrictions; and

    - the burdens of complying with a variety of foreign laws.

    The majority of Zoran's research and development personnel and facilities and a significant portion of its sales personnel are located in Israel. Political, economic and military conditions in Israel directly affect Zoran's operations. Some of Zoran's officers and employees in Israel are obligated to perform up to 39 days of military reserve duty annually. The absence of these employees for significant periods during the work week may cause Zoran to operate inefficiently during these periods.

    During 1998, Zoran opened an office in Shenzhen, China. Zoran's operations in China are subject to the economic and political uncertainties affecting that country. For example, the Chinese economy has experienced significant growth in the past decade, but such growth has been uneven across geographic and economic sectors and has recently been slowing. This growth may continue to decrease and any slowdown may have a negative effect on Zoran's business. The Chinese economy is also experiencing deflation which may continue in the future. This deflation could result in devaluation of the Chinese Yuan, which could reduce Zoran's sales to the Chinese market.

THE PRICES OF ZORAN'S PRODUCTS MAY BECOME LESS COMPETITIVE DUE TO FOREIGN EXCHANGE FLUCTUATIONS.

    Foreign currency fluctuations may affect the prices of Zoran's products. Prices for Zoran's products are currently denominated in U.S. dollars for sales to its customers throughout the world. If there is a significant devaluation of the currency in a specific country, the prices of our products will increase relative to that country's currency and our products may be less competitive in that country. Also, we cannot be sure that our international customers will continue to be willing to place orders denominated in U.S. dollars. If they do not, our revenue and operating results will be subject to foreign exchange fluctuations.

ZORAN'S ABILITY TO COMPETE COULD BE JEOPARDIZED IF IT IS UNABLE TO PROTECT ITS INTELLECTUAL PROPERTY RIGHTS FROM CHALLENGES BY THIRD PARTIES.

    Zoran's success and ability to compete depend in large part upon protecting its proprietary technology. Zoran relies on a combination of patent, trade secret, copyright and trademark laws, non-disclosure and other contractual agreements and technical measures to protect its proprietary rights. These agreements and measures may not be sufficient to protect Zoran's technology from third-party infringement, or to protect Zoran from the claims of others. Monitoring unauthorized use of Zoran's products is difficult and Zoran cannot be certain that the steps it has taken will prevent unauthorized use of its technology, particularly in foreign countries where the laws may not protect its proprietary rights as fully as in the United States. The laws of certain foreign countries in which Zoran's products are or may be developed, manufactured or sold, including various countries in Asia, may not protect its products or intellectual property rights to the same extent as do the laws of the United States and thus make the possibility of piracy of its technology and products more likely in these countries. If competitors are able to use Zoran's technology, Zoran's ability to compete effectively could be harmed.

ZORAN COULD BECOME SUBJECT TO CLAIMS AND LITIGATION REGARDING INTELLECTUAL PROPERTY RIGHTS, WHICH COULD SERIOUSLY HARM ITS BUSINESS AND REQUIRE IT TO INCUR SIGNIFICANT COSTS.

    In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In the past, Zoran has been subject to claims and litigation regarding alleged infringement of other parties' intellectual property rights. Zoran could become subject to litigation in the future either to protect its intellectual property or as a result of allegations that Zoran infringes others' intellectual property rights. Claims that Zoran's products infringe proprietary rights would force Zoran to defend itself and possibly its customers or manufacturers against the alleged infringement. These claims and any resulting lawsuit, if successful, could subject Zoran to significant liability for damages and invalidation of its proprietary rights. These lawsuits, regardless of their success, would likely be time-consuming and expensive to resolve and would divert management time and attention. Any potential intellectual property litigation could force Zoran to do one or more of the following:

    - stop selling products that incorporate the challenged intellectual property;

    - obtain from the owner of the infringed intellectual property right a license to sell or use the relevant technology, which license may not be available on reasonable terms or at all;

    - pay damages; or

    - redesign those products that use such technology.

    If Zoran is forced to take any of the foregoing actions, its business could be severely harmed.

IF NECESSARY LICENSES OF THIRD-PARTY TECHNOLOGY ARE NOT AVAILABLE TO ZORAN OR ARE VERY EXPENSIVE, ITS PRODUCTS COULD BECOME OBSOLETE.

    From time to time Zoran may be required to license technology from third parties to develop new products or product enhancements. Third party licenses may not be available to Zoran on commercially reasonable terms, if at all. If Zoran is unable to obtain any third-party license required to develop new products and product enhancements, it may have to obtain substitute technology of lower quality or performance standards or at greater cost, either of which could seriously harm the competitiveness of its products.

ANY ACQUISITIONS ZORAN MAKES COULD DISRUPT ITS BUSINESS AND SEVERELY HARM ITS FINANCIAL CONDITION.

    Zoran has made investments in, and acquisitions of, other complementary companies, products and technologies. In addition to Zoran's recent acquisition of PixelCam and the proposed acquisition of Nogatech, Zoran may acquire additional businesses, products or technologies in the future. In the event of any future acquisitions, Zoran could:

    - issue stock that would dilute its current stockholders' percentage ownership;

    - incur debt;

    - assume liabilities;

    - incur amortization expenses related to goodwill and other intangible assets; or

    - incur large and immediate write-offs.

    Zoran's operation of any other acquired business will also involve numerous risks, including:

    - problems combining the purchased operations, technologies or products;

    - unanticipated costs;

    - diversion of management's attention from Zoran's core business;

    - adverse effects on existing business relationships with customers;

    - risks associated with entering markets in which Zoran has no or limited prior experience; and

    - potential loss of key employees, particularly those of the purchased organizations.

    Zoran may not be able to successfully complete the integration of the business, products and technologies of PixelCam or to integrate any other businesses, products or technologies that it might acquire in the future, and any failure to do so could disrupt Zoran's business and seriously harm its financial condition.

ZORAN'S PRODUCTS COULD CONTAIN DEFECTS, WHICH COULD REDUCE SALES OF THOSE PRODUCTS OR RESULT IN CLAIMS AGAINST ZORAN.

    Zoran develops complex and evolving products. Despite testing by Zoran and its customers, errors may be found in existing or new products. This could result in, among other things, a delay in recognition or loss of revenues, loss of market share or failure to achieve market acceptance. These defects may cause Zoran to incur significant warranty, support and repair costs, divert the attention of Zoran's engineering personnel from its product development efforts and harm its relationships with customers. The occurrence of these problems could result in the delay or loss of market acceptance of Zoran's products and would likely harm its business. Defects, integration issues or other performance problems in Zoran's products could result in financial or other damages to customers or could damage market acceptance of Zoran's products. Zoran's customers could also seek damages from Zoran for their losses. A product liability claim brought against Zoran, even if unsuccessful, would likely be time consuming and costly to defend.

IF ZORAN DOES NOT MAINTAIN CURRENT DEVELOPMENT CONTRACTS OR IS UNABLE TO ENTER INTO NEW DEVELOPMENT CONTRACTS, ITS BUSINESS COULD BE HARMED.

    Zoran historically has generated a significant percentage of its total revenues from development contracts, primarily with key customers. These development contracts have provided Zoran with partial funding for the development of some of its products. Under these contracts, Zoran receives payments upon reaching certain development milestones. If Zoran fails to achieve the milestones specified in its existing development contracts, if its existing contracts are terminated or if Zoran is unable to secure future development contracts, Zoran's ability to cost-effectively develop new products would be reduced and its business would be harmed.

ZORAN MAY NEED ADDITIONAL FUNDS TO EXECUTE ITS BUSINESS PLAN, AND IF ZORAN IS UNABLE TO OBTAIN SUCH FUNDS, IT WILL NOT BE ABLE TO EXPAND ITS BUSINESS AS PLANNED.

    Zoran may require substantial additional capital to finance its future growth, secure additional foundry capacity and fund its ongoing research and development activities beyond 2000. Zoran's capital requirements will depend on many factors, including:

    - acceptance of and demand for its products;

    - the types of arrangements that it may enter into with its independent foundries; and

    - the extent to which it invests in new technology and research and development projects.

    To the extent that Zoran's existing sources of liquidity and cash flow from operations are insufficient to fund its activities, Zoran may need to raise additional funds. If Zoran raises additional funds through the issuance of equity securities, the percentage ownership of Zoran's existing stockholders would be reduced. Further, such equity securities may have rights, preferences or privileges senior to those of Zoran's common stock. Additional financing may not be available to Zoran when needed or, if available, it may not be available on terms favorable to Zoran.

IF ZORAN FAILS TO MANAGE ITS FUTURE GROWTH, IF ANY, ITS BUSINESS WOULD BE
HARMED.

    Zoran anticipates that its future growth, if any, will require it to recruit and hire a substantial number of new engineering, managerial, sales and marketing personnel. Zoran's ability to manage growth successfully will also require it to expand and improve administrative, operational, management and financial systems and controls. Many of Zoran's key operations, including the major portion of its research and development operations and a significant portion of its sales and administrative operations, are located in Israel. A majority of Zoran's sales and marketing and some of its research and development and administrative personnel, including its President and Chief Executive Officer and other officers, are based in the United States. The geographic separation of these operations places additional strain on Zoran's resources and its ability to manage growth effectively. If Zoran is unable to manage growth effectively, its business would be harmed.

ZORAN RELIES ON THE SERVICES OF ITS EXECUTIVE OFFICERS AND OTHER KEY PERSONNEL, WHOSE KNOWLEDGE OF ZORAN'S BUSINESS AND INDUSTRY WOULD BE EXTREMELY DIFFICULT TO REPLACE.

    Zoran's success depends to a significant degree upon the continuing contributions of its senior management. The loss of key management personnel could delay product development cycles or otherwise harm Zoran's business. Zoran may not be able to retain the services of any of its key employees. Zoran believes that its future success will also depend in large part on its ability to attract, integrate and retain highly-skilled engineering, managerial, sales and marketing personnel, both in the United States and in Israel. Competition for such personnel is intense, and Zoran may not be successful in attracting, integrating and retaining such personnel. Failure to attract, integrate and retain key personnel could harm Zoran's ability to carry out its business strategy and compete with other companies.

THE ISRAELI RATE OF INFLATION MAY NEGATIVELY IMPACT ZORAN'S COSTS IF IT EXCEEDS THE RATE OF DEVALUATION OF THE NEW ISRAELI SHEKEL AGAINST THE UNITED STATES DOLLAR.

    A portion of the cost of Zoran's operations, relating mainly to its personnel and facilities in Israel, is incurred in New Israeli Shekels. As a result, Zoran bears the risk that the rate of inflation in Israel will exceed the rate of devaluation of the New Israeli Shekel in relation to the United States dollar, which will increase Zoran's costs as expressed in United States dollars. To date, Zoran has not engaged in hedging transactions. In the future, Zoran may enter into currency hedging transactions to decrease the risk of financial exposure from fluctuations in the exchange rate of the United States dollar against the New Israeli Shekel. These measures may not adequately protect Zoran from the impact of inflation in Israel.

THE GOVERNMENT PROGRAMS ZORAN PARTICIPATES IN AND TAX BENEFITS ZORAN RECEIVES REQUIRE ZORAN TO MEET SEVERAL CONDITIONS AND MAY BE TERMINATED OR REDUCED IN THE FUTURE, WHICH WOULD INCREASE ZORAN'S COSTS.

    In the year ended December 31, 1999 and the six months ended June 30, 2000, Zoran received an aggregate of $484,000 and $158,000, respectively, in grants for research and development from the Chief Scientist in Israel's Ministry of Industry and Trade. To continue to be eligible for these grants, Zoran's development projects must be approved by the Chief Scientist on a case-by-case basis. If Zoran's development projects are not approved by the Chief Scientist, Zoran will not receive grants to fund these projects, which would increase Zoran's research and development costs. Zoran also receives tax benefits, in particular exemptions and reductions as a result of the "approved enterprise" status of Zoran's existing operations in Israel. To be eligible for these tax benefits, Zoran must maintain its approved enterprise status by meeting conditions, including making specified investments in fixed assets located in Israel and investing additional equity in its Israeli subsidiary. If Zoran fails to meet these conditions in the future, the tax benefits would be canceled and Zoran could be required to refund the tax benefits already received. These tax benefits may not be continued in the future at their current levels or at any level. Israeli governmental authorities have indicated that the government may reduce or eliminate these benefits in the future, which would harm Zoran's business.

PROVISIONS IN ZORAN'S CHARTER DOCUMENTS AND DELAWARE LAW COULD PREVENT OR DELAY A CHANGE IN CONTROL OF ZORAN.

    Zoran's certificate of incorporation and bylaws and Delaware law contain provisions that could make it more difficult for a third party to acquire Zoran, even if doing so would be beneficial to its stockholders, such as:

    - prohibiting a merger with a party that has acquired control of 15% or more of Zoran's outstanding common stock, such as a party that has completed a successful tender offer, until three years after that party acquired control of 15% of Zoran's outstanding common stock;

    - authorizing the issuance of up to 3,000,000 shares of "blank check" preferred stock;

    - eliminating stockholders' rights to call a special meeting of stockholders; and

    - requiring advance notice of any stockholder nominations of candidates for election to Zoran's board of directors.

ZORAN'S STOCK PRICE HAS FLUCTUATED AND MAY CONTINUE TO FLUCTUATE WIDELY.

    The market price of Zoran's common stock has fluctuated significantly since Zoran's initial public offering in 1995 and is subject to significant fluctuations in the future in response to a variety of factors, including:

    - announcements concerning the business of Zoran or of its competitors or customers;

    - quarterly variations in operating results;

    - announcements of technological innovations;

    - the introduction of new products or changes in product pricing policies by Zoran or its competitors;

    - proprietary rights or other litigation;

    - changes in analysts' earnings estimates;

    - general conditions in the semiconductor industry; and

    - developments in the financial markets.

In addition, the stock market has, from time to time, experienced extreme price and volume fluctuations that have particularly affected the market prices for semiconductor companies or technology companies generally and which have been unrelated to the operating performance of the affected companies. Broad market fluctuations of this type may reduce the future market price of Zoran's common stock.

RISKS RELATING TO NOGATECH

    In addition to the risks described above, you should also consider the following risks, which relate specifically to Nogatech, in determining whether to approve the merger agreement and exchange your investment in Nogatech for an investment in Zoran. The following risks should be considered together with the information about Nogatech's business, financial condition and results of operations provided elsewhere in this proxy statement/prospectus. If the merger is not completed, these risks will continue to apply to your interest in Nogatech. If the merger is completed, these risks will continue to apply to your investment in Zoran, although to a lesser degree because Nogatech's business following the merger will represent a small portion of the combined company's business.

NOGATECH'S BUSINESS MAY EXPERIENCE FLUCTUATIONS IN ITS FUTURE OPERATING RESULTS, WHICH WILL MAKE PREDICTING ITS FUTURE OPERATING RESULTS DIFFICULT.

    Historically, Nogatech's quarterly operating results have varied significantly from period to period, and Nogatech expects that they will continue to do so. These fluctuations result from a variety of factors, including:

    - market acceptance of Nogatech's products, including changes in order flow from its largest customers, and its customers' ability to forecast their needs;

    - the timing of new product announcements by Nogatech and its competitors, such as chips that are compatible with the MPEG 4 standard;

    - the lengthy sales cycle of Nogatech's products;

    - increased competition between chip manufacturers, including changes in pricing by Nogatech or its competitors; and

    - delays in deliveries by Nogatech's limited number of suppliers and subcontractors.

NOGATECH'S SALES WILL BE REDUCED IF IT IS UNABLE TO KEEP PACE WITH TECHNOLOGICAL CHANGES.

    The emerging video compression and video image processing industry is characterized by:

    - rapidly changing technologies;

    - frequent new product introductions; and

    - rapid changes in customer requirements.

    Video compression and video image processing technologies have reached commercially acceptable levels only in the last several years and continue to experience numerous changes. As a result, Nogatech must be able to sell products that incorporate the technological advances in its industry in order to ensure that its products remain commercially viable.

    Nogatech's future success will depend on its ability to enhance existing products and to develop and introduce new products and product features. These products and features must be cost-effective and keep pace with technological developments and address the increasingly sophisticated needs of Nogatech's customers. Nogatech may not be successful at these tasks. Nogatech may also experience difficulties that could delay or prevent the successful development, introduction and marketing of these new products and features. In either case, Nogatech's sales would be reduced.

NOGATECH MAY NOT BE ABLE TO TIMELY ADOPT EMERGING INDUSTRY STANDARDS, WHICH MAY MAKE ITS PRODUCTS UNACCEPTABLE TO POTENTIAL CUSTOMERS, DELAY PRODUCT INTRODUCTIONS OR INCREASE COSTS.

    Nogatech's products must comply with a number of current industry standards and practices established by various international bodies. Nogatech's failure to comply with evolving standards, including video compression and computer interface standards, will limit acceptance of its products by market participants. In particular, the MPEG 4 standard is becoming the primary standard for PC applications requiring video compression, but Nogatech has not yet completed development of any products that are based upon MPEG 4. Although Nogatech expects to introduce products based upon MPEG 4 during the second half of 2001, Nogatech may not succeed in doing so either within that time frame, or at all. If new standards are adopted in Nogatech's industry, Nogatech may be required to adopt those standards in its products. It may take Nogatech a significant amount of time to develop and design products incorporating these new standards, and Nogatech may not succeed in doing so. Nogatech may also become dependent upon products developed by third parties and have to pay royalty fees, which may be substantial, to the developers of the technology that constitutes the newly adopted standards.

IF VIDEO COMPRESSION TECHNOLOGY OR NOGATECH'S IMPLEMENTATION OF THIS TECHNOLOGY IS NOT ACCEPTED, NOGATECH WILL NOT BE ABLE TO SUSTAIN OR EXPAND ITS BUSINESS.

    Nogatech's future success depends on the growing use and acceptance of video applications for PCs, including the growth of video on the Internet. The market for these applications is new and is still evolving, and may not develop to the extent necessary to enable Nogatech to expand its business. Nogatech has recently invested and expects to continue to invest significant time and resources in the development of new products for this market. Nogatech's dependence on sales of chips and lack of product diversification exposes it to a substantial risk of loss in the event that the video compression market does not develop or if a competing technology replaces its chips. If the target market for Nogatech's products does not grow, Nogatech may not obtain any benefits from these investments.

NOGATECH BEGAN SELLING ITS CURRENT PRODUCT LINE OF CHIPS ONLY RECENTLY AND, AS A RESULT, YOUR ABILITY TO EVALUATE NOGATECH'S PRODUCTS MAY BE LIMITED.

    Although Nogatech has been operating since 1993, it did not begin commercial shipments of its present product line of video compression chips until 1998. Prior to that time, Nogatech sold different products, which it does not anticipate selling after 2000. As a result, Nogatech's future success will depend primarily upon the sales of its chips. Nogatech's limited operating history with respect to its chips may limit your ability to evaluate Nogatech's prospects because of its:

    - limited historical financial data relating to sales of chips;

    - unproven potential to generate profits from sales of chips; and

    - limited experience in addressing emerging trends that may affect its chip business.

    As a young business that recently commenced a new product line, Nogatech faces risks and uncertainties relating to its ability to implement its business plan successfully. You should consider Nogatech's prospects in light of the risks, expenses and difficulties it may encounter.

NOGATECH HAS ONLY RECORDED NET INCOME DURING THE FOUR LAST QUARTERS, AND MAY NOT BE PROFITABLE IN THE FUTURE.

    As of June 30, 2000, Nogatech had an accumulated deficit of $15.1 million. Nogatech's sales may not grow or even continue at their current level. Although Nogatech has recorded net income for the last four quarters, if Nogatech's sales do not increase or if its expenses increase at a greater pace than its sales, Nogatech will not remain profitable. In addition, Nogatech recognized a beneficial conversion charge of $4.6 million in the first quarter of 2000 on account of its issuance of Series B preferred stock, which increased Nogatech's net loss applicable to its common stock in that period, and which will adversely affect Nogatech's operating results during the fiscal year ending December 31, 2000. Any losses that Nogatech incurs could be substantial.

IF NOGATECH DOES NOT DEVELOP NEW PRODUCTS OR NEW PRODUCT FEATURES IN RESPONSE TO CUSTOMER REQUIREMENTS OR IN A TIMELY WAY, CUSTOMERS MAY NOT BUY ITS PRODUCTS.

    Nogatech's customers' products tend to have short life cycles, which require both those customers and Nogatech to design and introduce new products within a relatively limited period of time. Nogatech must, therefore, coordinate its sales cycle with the sales and development cycles of its customers. If Nogatech experiences development, design or manufacturing difficulties that delay or prevent our timely introduction or marketing of a new chip, Nogatech would miss the opportunity to have the chip incorporated into a customer's new product, which would cause it to lose sales.

NOGATECH RELIES UPON ITS SALES OF A SMALL NUMBER OF PRODUCTS, AND THE FAILURE OF ANY ONE PRODUCT TO BE SUCCESSFUL IN THE MARKET COULD SUBSTANTIALLY REDUCE NOGATECH'S SALES.

    Nogatech currently relies upon sales from two products, the NT1003 and NT1004 chips, to generate most of its sales. Sales of these products amounted to 41% of Nogatech's sales in 1999, and 54% of its sales in the six months ended June 30, 2000. Nogatech is developing additional chips, but may not be successful in doing so. Consequently, if Nogatech's existing products are not successful, Nogatech's sales could decline substantially, which would adversely affect its financial performance, and could cause Nogatech to incur significant losses.

THE LOSS OF ANY OF NOGATECH'S LARGE CUSTOMERS, OR THE FAILURE OF ONE OF THESE CUSTOMERS TO SELL A SUBSTANTIAL AMOUNT OF ITS PRODUCTS INCORPORATING NOGATECH'S CHIPS, COULD SUBSTANTIALLY REDUCE NOGATECH'S SALES.

    Historically, a substantial portion of Nogatech's sales has come from purchases by a few large customers. Nogatech expects this trend to continue. For example, the top three customers accounted for approximately 51% of Nogatech's sales in 1999, and 53% of its sales in the six months ended June 30, 2000. Accordingly, Nogatech's future operating results depend on the ability of its largest customers to sell products incorporating Nogatech's chips and on its success in selling large quantities of its products to them. Nogatech has not entered into long-term agreements with any of its customers, nor has it obtained their commitment to purchase any specific quantities of its products. Nogatech's customers may cancel or reschedule orders on short notice or may discontinue using its products at any time. If Nogatech loses a large customer and fails to add new customers to replace lost sales, its operating results may not recover.

    The concentration of Nogatech's sales with a few customers makes it particularly dependent on commercial factors affecting those customers. For example, if demand for their products decreases, or if they identify alternative sources for Nogatech's chips, they may stop purchasing Nogatech's products and Nogatech's operating results will suffer. These customers often have the resources to design and/or manufacture products like Nogatech's internally, and if they elect to do so, they may cease to do business with Nogatech. Additionally, if Nogatech's target markets undergo a consolidation, it may lose existing customers or have difficulties in obtaining new ones.

NOGATECH RELIES ON OTHERS TO MANUFACTURE ITS CHIPS AND THEREFORE HAS ONLY A LIMITED ABILITY TO CONTROL MANUFACTURING COSTS, CHIP DELIVERY SCHEDULES OR MANUFACTURING QUALITY.

    Nogatech's chips are manufactured and tested by subcontractors located in Korea and Japan, each of which provides a single type of chip. An affiliate of Hyundai in Korea manufactures Nogatech's NT1003 chip, and an affiliate of Fujitsu in Japan manufactures its NT1004 chip. As a result of Nogatech's reliance on subcontractors, it cannot directly control chip delivery schedules. Recently, chip fabricating subcontractors have not had sufficient capacity to keep up with chip fabrication demand. This has lead to longer chip manufacturing cycles and long lead times on orders. Any problems that occur and persist in connection with the delivery, quality or costs of assembly of Nogatech's chips could cause it to lose customers or increase the expenses that it incurs. Nogatech's reliance on subcontractors could lead to product shortages or quality assurance problems. In addition, these manufacturers could significantly increase the prices that they charge Nogatech, and it may be unable to obtain alternative sources of supplies. Nogatech may need to hold more inventory than is immediately required to compensate for potential component shortages or discontinuation. These factors could lead to an increase in the costs of manufacturing or assembling Nogatech's chips.

    Nogatech is in the process of qualifying additional subcontractors in order to satisfy the demand for its products. However, qualification of new subcontractors will require a significant period of time. Therefore, Nogatech may not be able to obtain new subcontractors within a period of time that is sufficient to respond to the needs of its customers.

IF NOGATECH FAILS TO ADEQUATELY PROTECT ITS PROPRIETARY TECHNOLOGY, IT MAY BE MISAPPROPRIATED BY OTHERS, INVALIDATED OR CHALLENGED, WHICH WOULD MATERIALLY HARM NOGATECH'S ABILITY TO SELL ITS PRODUCTS.

    Nogatech's success and ability to compete depends primarily upon its proprietary technology. Nogatech relies on a combination of trade secrets, copyright and trademark laws, nondisclosure and other contractual agreements and technical measures to protect its proprietary rights. Currently, Nogatech has three U.S. patents pending that relate to its video technology. However, Nogatech has not obtained patent protection for its proprietary algorithms, and the absence of patent protection may increase the risk that those algorithms will be misappropriated.

    Nogatech is subject to a number of risks relating to intellectual property rights, including the following:

    - the means by which Nogatech seeks to protect its proprietary rights may not be adequate to prevent others from misappropriating its technology or from independently developing or selling technology or products with features based on or similar to Nogatech's;

    - Nogatech's products may be sold in foreign countries that provide less protection to intellectual property than is provided under U.S., Japanese or Israeli laws;

    - Nogatech's intellectual property rights may be challenged, invalidated, violated or circumvented and may not provide it with any competitive advantage; and

    - Nogatech's patents pending may not be approved or may be only partially approved.

IF NOGATECH'S PROPRIETARY TECHNOLOGY INFRINGES UPON THE INTELLECTUAL PROPERTY RIGHTS OF OTHERS, ITS COSTS COULD INCREASE AND ITS ABILITY TO SELL ITS PRODUCTS COULD BE LIMITED.

    Other companies may hold or obtain patents or may otherwise claim proprietary rights to technology that is necessary to Nogatech's business. Particular aspects of Nogatech's technology could be found to violate the intellectual property rights of other parties. The resulting risks include the following:

    - if Nogatech violates the intellectual property rights of other parties, it may be required to modify its products or intellectual property or to obtain a license to permit their continues use; and

    - any future litigation to defend Nogatech against allegations that it has infringed upon the rights of others could result in substantial costs to Nogatech, even if Nogatech ultimately prevails.

    There are a number of companies that hold patents for various aspects of the technology incorporated in Nogatech's industry's standards. Nogatech expects that companies seeking to gain competitive advantages will increase their efforts to enforce any patent rights that they may have. The holders of patents from which Nogatech has not obtained licenses may take the position that it is required to obtain a license from them. Nogatech cannot be certain that it would be able to negotiate any licenses at an acceptable price. Nogatech's inability to do so could substantially increase its operating expenses or require it to seek and obtain alternative sources of technology necessary to produce its products.

NOGATECH'S PRODUCTS COULD CONTAIN DEFECTS, WHICH COULD RESULT IN DELAYS IN RECOGNITION OR LOSS OF SALES, LOSS OF MARKET SHARE OR MARKET ACCEPTANCE, OR CLAIMS AGAINST IT.

    Nogatech develops complex chips and related software for video compression and video image processing. Despite testing by its subcontractors and its customer, errors may be found in Nogatech's existing or future products. This could result in, among other things, a delay in recognition or loss of sales, loss of market shares, failure to achieve market acceptance or substantial damage to its reputation. Nogatech could be subject to material claims by customers, and it may need to incur substantial expenses to correct any product defects. Nogatech does not have product liability insurance to protect it against losses caused by defects in its products, and it does not have "errors and omissions" insurance. As a result, any payments that it may need to make to satisfy its customers may be substantial.

NOGATECH ACCUMULATES INVENTORY TO MINIMIZE THE IMPACT OF SHORTAGES FROM MANUFACTURERS, AND MAY HAVE OBSOLETE INVENTORY THAT IT MUST WRITE OFF AND SUFFER RESULTING LOSSES.

    Management of Nogatech's inventory is complicated by fluctuations in the demand for its products; however, Nogatech must have sufficient quantities of products available to satisfy customers' demand. As a result, Nogatech generally accumulates inventory for a period of time to minimize the impact of undercapacity at suppliers' plants. Although Nogatech expects to sell the inventory within a short period of time, products may remain in inventory for extended periods of time and may become obsolete because of the passage of time and the introduction of new products. In these situations, Nogatech would be required to write off obsolete inventory and would suffer losses accordingly.

NOGATECH RELIES ON A SINGLE DISTRIBUTOR FOR MOST OF ITS SALES IN JAPAN, AND THE LOSS OF THIS DISTRIBUTOR COULD SUBSTANTIALLY REDUCE ITS SALES.

    Nogatech's future performance depends on its ability to compete successfully in Japan, where all of its sales to date have been made through a single distributor, Tomen Electronics Corporation. Nogatech does not have a distribution agreement with Tomen, and Tomen could terminate its relationship with Nogatech as a result of the merger or at any time. In addition, Tomen is free to distribute the products of Nogatech's competitors as well as Nogatech's products, and it is not required to maintain any minimum sales levels. The loss of Nogatech's relationship with Tomen, or any inability or failure by Tomen to sell Nogatech's products, could substantially reduce Nogatech's sales. In addition, Nogatech may not succeed in attracting new distributors for the Japanese market or in replacing Tomen in the event that Nogatech and Tomen do not continue their relationship.

                          THE NOGATECH SPECIAL MEETING

GENERAL

    This proxy statement/prospectus is furnished in connection with the solicitation of proxies from Nogatech stockholders for use at the Nogatech special meeting in connection with the proposed merger. This proxy statement/prospectus is also furnished to Nogatech stockholders as a prospectus in connection with the issuance of Zoran shares in the merger.

    This proxy statement/prospectus and the accompanying form of proxy are first being mailed to stockholders of Nogatech on or about October 2, 2000.

TIME AND PLACE

    The special meeting will be held on October 23, 2000 at Four Times Square, 38th Floor, New York, New York 10036, commencing at 10:00 a.m. Eastern Daylight Time, and at any adjournment or postponement thereof.

MATTERS TO BE CONSIDERED AT THE MEETING

    At the Nogatech special meeting, holders of Nogatech common stock will consider and vote upon:

    - a proposal to approve and adopt the merger agreement and approve the merger; and

    - such other matters as may properly be brought before the Nogatech special meeting, or any adjournment or postponement thereof, including any motion to adjourn the Nogatech meeting to a later date to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes.

RECORD DATE

    Nogatech has established the close of business on September 28, 2000, as the record date to determine Nogatech stockholders entitled to receive notice of and to vote at the special meeting. At the close of business on the record date, 15,095,896 Nogatech shares were outstanding and entitled to vote at the special meeting, and were held by approximately 43 record holders. The Nogatech shares constitute the only outstanding class of Nogatech voting securities. Each holder of record of Nogatech common stock outstanding on the record date is entitled to one vote, whether in person or by a properly executed proxy, on each proposal submitted for vote of the Nogatech stockholders at the Nogatech special meeting.

QUORUM

    The presence, in person or by a properly executed proxy, at the special meeting of a majority of the Nogatech shares outstanding on the record date is necessary to constitute a quorum to transact business at that meeting. If a quorum is not present, it is expected that the special meeting will be adjourned or postponed in order to solicit additional proxies.

    At the Nogatech special meeting, in determining whether the proposal to approve and adopt the merger agreement and approve the merger has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against such proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because, for such proposal, the nominee does not have discretionary voting power and has not received instructions from such beneficial owner.

VOTE REQUIRED

    The approval and adoption of the merger agreement and the approval of the merger by Nogatech stockholders will require the affirmative vote of a majority of the outstanding shares of Nogatech common stock entitled to vote at the Nogatech special meeting.

ADJOURNMENT

    In the event that there are not sufficient votes to approve and adopt the merger agreement and approve the merger at the time of the Nogatech special meeting, such proposal may not be approved unless the Nogatech special meeting is adjourned in order to permit further solicitation of proxies from Nogatech stockholders. Proxies that are being solicited by Nogatech's board of directors grant the discretionary authority to vote for any such adjournment. If it is necessary to adjourn the Nogatech special meeting, and such adjournment is for a period of less than 30 days, no notice of the time and place of the adjourned meeting is required to be given to Nogatech stockholders other than an announcement of such time and place at the Nogatech special meeting. A majority of the voting power represented and voting at the Nogatech special meeting is required to approve any such adjournment whether or not a quorum is present at the Nogatech special meeting.

PROXIES

    All shares of Nogatech common stock that are entitled to vote and are represented at the Nogatech special meeting, by properly executed proxies received prior to or at the special meeting and before the occurrence of the vote, and not revoked, will be voted at the Nogatech special meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR approval and adoption of the merger agreement and approval of the merger.

    If any other matters are properly presented for consideration at the special meeting, including, among other things, consideration of a motion to adjourn the special meeting (including, without limitation, for purposes of soliciting additional proxies) to another time and/or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    The persons named as proxies in the accompanying form of proxy are officers of Nogatech. Any proxy given pursuant to this proxy statement/prospectus may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

    - filing with the Secretary of Nogatech, at or before the taking of the vote at the Nogatech special meeting, a written notice of revocation bearing a later date than the proxy;

    - duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Nogatech, before the taking of the vote at the special meeting; or

    - attending the Nogatech special meeting and voting in person.

    All expenses relating to this proxy statement/prospectus, including the cost of preparing and mailing this proxy statement/prospectus, will be borne equally by Zoran and Nogatech. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of Nogatech, in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Nogatech has retained Innisfree M&A Incorporated, for assistance in connection with the solicitation of proxies for the Nogatech special meeting at a cost of approximately $7,000, plus reasonable out-of-pocket expenses. Arrangements also will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and Nogatech will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

    NOGATECH STOCKHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                   THE MERGER

    This section describes material aspects of the proposed merger, including the merger agreement. While we believe that the description covers the material terms of the merger and the merger agreement, this summary may not contain all of the information that is important to you. You should read carefully this entire document and the other documents to which we refer for a more complete understanding of the merger and the merger agreement.

STRUCTURE OF THE MERGER

    In accordance with the merger agreement and Delaware law, Zoom Acquisition Corporation, a wholly-owned subsidiary of Zoran, was formed for the purpose of the merger and will merge with and into Nogatech. Nogatech will be the surviving corporation in the merger and will become a wholly-owned subsidiary of Zoran. In the merger, each share of Nogatech common stock, par value $0.001 per share, outstanding will be converted into the right to receive 0.166 shares of Zoran common stock. No fractional shares of Zoran common stock will be issued in the merger, and cash equal to the value of any fraction of a share will be paid in place thereof. All shares of Nogatech common stock held in the treasury of Nogatech or by Zoran or Zoom will be canceled.

    The merger will become effective when a certificate of merger is filed with the Secretary of State of Delaware or at such other time as will be specified in the certificate of merger. The effective time of the merger will occur as soon as practicable after the last of the conditions in the merger agreement has been satisfied or waived. We expect the merger to become effective in the fourth quarter of 2000.

EXCHANGE OF NOGATECH STOCK CERTIFICATES FOR ZORAN STOCK CERTIFICATES

    Promptly after the merger is completed the exchange agent will mail transmittal forms and exchange instructions to you to be used to surrender and exchange certificates evidencing shares of Nogatech common stock for certificates evidencing the shares of Zoran common stock, and cash in lieu of any fractional share, to which you have become entitled. When you deliver your Nogatech stock certificates to the exchange agent along with a properly executed letter of transmittal and any other required documents, your Nogatech stock certificates will be canceled and you will receive Zoran stock certificates representing the number of full shares of Zoran common stock to which you are entitled under the Merger Agreement.

    You will receive payment in cash, without interest, in place of any fractional shares of Zoran common stock which otherwise would have been issuable to you as a result of the merger.

    Please do not submit your Nogatech stock certificates for exchange unless and until you receive the transmittal instructions and a form of letter of transmittal from the exchange agent.

    You are not entitled to receive any dividends or other distributions on Nogatech common stock after the merger is completed.

    If there is any dividend or other distribution on Zoran common stock with a record date after the merger and a payment date prior to the date you surrender your Nogatech stock certificates in exchange for Zoran stock certificates, you will receive such dividend or distribution with respect to the whole shares of Zoran common stock issued to you promoptly after such shares are issued.

    Zoran will issue a Zoran stock certificate or a check in place of a fractional share in a name other than that in which a surrendered Nogatech stock certificate is registered only if you present the exchange agent with all documents required to show and effect the unrecorded transfer of ownership, and show that you paid any applicable stock transfer taxes or that such transfer taxes were not applicable.

BACKGROUND OF THE MERGER

    During early July 2000, Messrs. Levy Gerzberg, Zoran's President and Chief Executive Officer and a member of its board of directors, and Isaac Shenberg, Zoran's Senior Vice President, Business Development, discussed the possibility of strategic collaboration and potential acquisition with Nogatech. During the week of July 10, 2000, Messrs. Arie Kahana, Zoran's Strategic Consultant, Nathan Hod, Nogatech's Chairman of the Board and Avraham Fischer, a member of Nogatech's board of directors, met to discuss in principle the potential business combination between Nogatech and Zoran.

    On July 16, 2000, based on Nogatech's positive response to such discussion, Messrs. Shenberg and Kahana met with Mr. Hod to discuss the merits and feasibility of strategic collaboration and the possibility of a merger between the companies. The discussion explored possible synergies between the current and future plans of both companies, economy-of-scale advantages in unifying the operations of both companies (including sales and manufacturing) and acceleration of the development efforts of both companies. Both parties expressed strong interest in pursuing the discussions.

    Between July 17 and July 18, 2000, Messrs. Gerzberg, Shenberg, Aharon Aharon, Zoran's Senior Vice President and Chief Operating Officer, and Karl Schneider, Zoran's Vice President, Finance and Chief Financial Officer, discussed the merits of entering into a strategic relationship with or merger transaction with Nogatech. The summary of this discussion was presented and discussed at a meeting of Zoran's board of directors on July 19, 2000.

    Zoran's board of directors accepted the recommendation of Zoran's management to continue pursuing in detail a combination with Nogatech.

    Between July 17 and July 31, 2000, Mr. Kahana met with Mr. Hod and received additional information from Nogatech required to assess Nogatech's products, customers and organization.

    On August 7, 2000, Messrs. Gerzberg, Shenberg and Kahana met with Mr. Hod and began detailed discussion of the terms and conditions of the potential business combination. At this meeting the parties also signed a confidentiality agreement and began the mutual disclosure of confidential information.

    Between August 7 and August 11, 2000, Zoran began its detailed technical due diligence process. Messrs. Aharon, Alon Ironi, Zoran's Vice President Engineering, Shmuel Farkash, Zoran's Vice President for Business Development, Kahana and Shenberg met with Messrs. Arie Heiman, Nogatech's President, Chief Executive Officer and Director and Yaron Garmazi, Nogatech's Chief Financial Officer, for several days of meetings. During the meetings and subsequent information exchange, details of Nogatech's technology, customers, forecasts and organization were presented and reviewed.

    Between August 7 and August 11, 2000, Nogatech began its financial due diligence. Messrs. Hod and Garmazi received financial information from Zoran.

    On August 9, 2000, Nogatech contacted WR Hambrecht + Co., LLC to advise the Nogatech board of directors on the fairness from a financial point of view of the aggregate merger consideration to be received by the Nogatech stockholders in connection with the proposed transaction.

    On August 10, 2000, Zoran transmitted an initial term sheet to Nogatech. This term sheet was discussed in general terms during the following week between Messrs. Shenberg and Hod.

    On August 15, 2000, Nogatech's board of directors met to hear a presentation by Zoran's officers concerning Zoran's business and the proposed combination with Nogatech. Nogatech's board of directors discussed the merits of the proposed transaction and authorized Mr. Hod to continue negotiating Zoran's proposal, including the negotiation of the terms of a possible transaction, and to continue with the conduct of due diligence.

    At various times between August 10 and August 21, 2000, Zoran's Japan Office Manager and three other Zoran sales managers obtained information about Nogatech's products, customers and market position. Mr. Kahana, on behalf of Zoran, contacted Nogatech's key customers to obtain feedback about Nogatech's technology, support and prospects. The results of Zoran's due diligence investigation were summarized in a due diligence report that was updated during this period.

    From August 19 though August 23, 2000, the parties conducted formal negotiation of the merger agreement.

    On August 22, 2000, Nogatech's board of directors met to receive an update on the progress of negotiations of the merger agreement and to consider further the terms of the transaction.

    On August 23, 2000, Messrs. Aharon and Shenberg met with Messrs. Heiman, Arie Haiut, Nogatech's Chief Technical Officer, and Arie Gavriely, Nogatech's Vice President Engineering, to discuss the merger.

    On August 23, 2000, Nogatech's board of directors met and reviewed the proposed transaction terms. At that meeting, WR Hambrecht rendered its oral opinion, subsequently confirmed in writing, that the aggregate merger consideration to be received by the Nogatech stockholders was fair from a financial point of view to the Nogatech stockholders. Nogatech's board of directors unanimously approved the proposed merger agreement.

    On August 23, 2000, Zoran's board of directors met and reviewed the proposed transaction terms and unanimously approved the proposed merger agreement.

    On August 23, 2000, Zoran and Nogatech signed the definitive merger agreement and issued a press release announcing the transaction.

ZORAN'S REASONS FOR THE MERGER

    Zoran is proposing to acquire Nogatech in order to accelerate Zoran's penetration into the existing markets and open new markets in video streaming. Both Zoran and Nogatech are developing MPEG 4 streaming technology for applications that include mobile appliances such as digital cameras, digital camcorders and mobile phones, and home entertainment devices such as digital video disc players and set top boxes.

    Zoran believes that the combined company will be able to serve customers more effectively. Specifically, Zoran believes that the merger would have the following benefits:

    - Zoran could leverage Nogatech's engineering resources and advanced MPEG 4 algorithm compression technology with Zoran's existing digital video and imaging platforms;

    - Zoran would be able to develop a downstream product price point strategy with expanded product offerings, combining Zoran's more complex products with Nogatech's consumer-based products;

    - a broader offering of products would enable the combined company to respond more quickly to its customers' specifications and to reduce product design cycle times;

    - Zoran could use Nogatech's technology to initiate and expand its presence in key compression and decompression markets, including video capture devices, PC-TV and security systems;

    - the combined company will be able to eliminate a significant level of selling, general and administrative costs;

    - Zoran will be able to broaden its geographical presence in Israel to attract qualified engineering personnel;

    - the combined company could share intellectual property and focus additional resources on new products and technology solutions for customers; and

    - the combined company will be better able to respond quickly to technological change, increased competition and market demands in an industry undergoing rapid innovation and change.

    Although Zoran believes the merger could have the benefits described above, there can be no assurance that any of these benefits will be achieved and the failure to achieve one or more of these benefits may have a material adverse effect on the combined company's business, results of operations and financial condition.

NOGATECH'S BOARD OF DIRECTORS' REASONS FOR THE MERGER AND CONSIDERATION AND APPROVAL OF THE TRANSACTION

    Nogatech's board of directors believes the merger is fair and in the best interests of Nogatech and its stockholders and recommends to the stockholders of Nogatech that they vote FOR the proposed merger.

    In reaching its decision, Nogatech's board of directors consulted with its financial and legal advisors, and considered a variety of factors, including the following:

    - The opinion of WR Hambrecht that the aggregate merger consideration to be received by Nogatech stockholders pursuant to the merger agreement is fair, from a financial point of view, to the Nogatech stockholders.

    - That the merger is expected to qualify as a reorganization for purposes of the U.S. Internal Revenue Code and that as such, pursuant to the U.S. Internal Revenue Code, a stockholder of Nogatech who exchanges all of such stockholder's Nogatech common stock for Zoran common stock in the merger will not recognize any gain or loss as a result of the exchange.

    - That the merger is conditioned on the receipt of a tax pre-ruling by the Israel Tax Commission that will defer the obligation of Israeli holders of Nogatech common stock and options to acquire Nogatech common stock to pay Israeli capital gains tax on the transaction contemplated by the merger agreement.

    - Information concerning the financial performance and condition, prospects and business operations of Nogatech and Zoran.

    - The fact that Zoran intends to maintain Nogatech's business operations and facilities in Israel and to continue to employ Nogatech's employees.

    - The opportunity for Nogatech's stockholders to participate, as stockholders of Zoran, in a larger company, including the opportunity to participate in the value that may be created through the possible synergies involved in combining the existing engineering resources and research and development centers of Nogatech and Zoran in the fields of video compression design and chip technology.

    - The value of the Zoran shares to be received by Nogatech's stockholders may increase or decrease as a result of fluctuations in the price of the Zoran shares and that any such increase or decrease in value will not be limited by any "collar" arrangements, and as such, the value of the transaction to Nogatech's stockholders will depend on the price of Zoran common stock on the closing date.

    - The fact that the price per share to be paid for Nogatech common stock, based on the exchange ratio and the closing price of Zoran common stock on August 23, 2000, the date of the merger agreement, was below the initial public offering price of the Nogatech common stock, although it was higher than the price at which the Nogatech common stock has traded at any time since the date of the pricing of the initial public offering.

    - The fact that the merger must be approved by the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Nogatech common stock.

    - The fact that Nogatech and Zoran are both working on the next generation video compression chip technology, based on the MPEG 4 standard, which is projected to have large growth prospects in the digital camera, third generation cellular, and other markets. The combined company may be able to introduce MPEG 4 based video compression chips to market on a more timely basis than either Nogatech or Zoran independently.

    - The long-term as well as the short-term interests of Nogatech, as well as the interests of Nogatech's employees, customers, creditors and suppliers.

    - The provisions of the merger agreement that limit Nogatech's ability to solicit other offers for Nogatech or negotiate or exchange information with potential bidders and the requirement that Nogatech pay Zoran a termination fee of up to $6 million if the merger were terminated for a superior proposal.

    The foregoing list of factors considered by Nogatech's board of directors is not exhaustive but does include substantially all material factors considered by Nogatech's board of directors. Nogatech's board of directors did not quantify or attach any particular relative or specific weight to the various factors it considered in reaching its determination that the proposed merger is fair to and in the best interests of Nogatech and its stockholders. Rather, Nogatech's board of directors viewed its position and recommendation as being based on the totality of the information presented to and considered by it. In addition, individual members of Nogatech's board of directors may have assigned different weights to different factors.

OPINION OF FINANCIAL ADVISOR TO NOGATECH

    Pursuant to an engagement letter dated August 9, 2000, Nogatech engaged
WR Hambrecht to act as financial advisor to Nogatech and to render an opinion to Nogatech's board of directors as to whether the aggregate merger consideration to be received by the stockholders of Nogatech pursuant to the merger is fair to such stockholders from a financial point of view as of the date of the merger agreement. At the August 23, 2000 meeting of Nogatech's board of directors, WR Hambrecht delivered its oral opinion, subsequently confirmed in a written opinion also dated August 23, 2000, to the effect that, as of August 23, 2000, based on and subject to the assumptions, limitations and qualifications set forth in its written opinion, the "consideration," as defined in the WR Hambrecht opinion, to be received by the stockholders of Nogatech pursuant to the merger was fair to such stockholders from a financial point of view.

    The full text of the WR Hambrecht opinion, which sets forth assumptions made, procedures followed, matters considered, limitations on and scope of the review by WR Hambrecht in rendering its opinion, is attached to this proxy statement/prospectus as Annex C. The WR Hambrecht opinion is directed only to the fairness of the consideration to be received by Nogatech stockholders from a financial point of view, has been provided to Nogatech's board of directors in connection with its evaluation of the merger, does not address any other aspect of the merger and does not constitute a recommendation to any holder of Nogatech common stock as to how a stockholder should vote on the merger. The summary of the WR Hambrecht opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. Holders of Nogatech's common stock are urged to read the WR Hambrecht opinion carefully and in its entirety.

    In conducting its investigation and analysis and in arriving at the WR Hambrecht opinion, WR Hambrecht reviewed information and took into account financial and economic factors as it deemed relevant under the circumstances. In that connection, WR Hambrecht, among other things:

    - reviewed publicly available information and certain internal information, primarily financial in nature, including but not limited to projections, concerning the business and operations of Nogatech and Zoran, furnished to it for purposes of its analysis;

    - reviewed the financial terms and conditions of the draft merger agreement, dated August 23, 2000, in the form presented to Nogatech's board of directors;

    - reviewed certain publicly available information concerning the trading of, and the trading market for, Nogatech common stock and Zoran common stock;

    - compared the historical market prices and trading activity of Nogatech's and Zoran's common stock with those of other publicly traded companies that WR Hambrecht deemed relevant;

    - compared the financial position and operating results of Nogatech and Zoran with those of other publicly traded companies that WR Hambrecht deemed relevant;

    - compared the proposed financial terms of the merger, including prices and premiums, with the financial terms of certain other recent and comparable business combinations that WR Hambrecht deemed relevant;

    - discussed with representatives of management of Nogatech and Zoran certain information of a business and financial nature regarding Nogatech and Zoran, including their respective historical and current financial condition and operating results, as well as their future prospects;

    - made inquiries regarding and discussed the merger and merger agreement and other matters related to the merger with Nogatech's legal counsel; and

    - conducted such other financial studies, analysis and investigations as WR Hambrecht deemed appropriate for purposes of rendering its opinion.

    In rendering its opinion, WR Hambrecht has not assumed any obligation independently to verify the foregoing information and has relied upon and assumed the accuracy and completeness in all material respects of all of the financial and other information that was available to it from public sources and that was provided to it by Nogatech and Zoran or their respective representatives. With respect to the financial projections for Nogatech and Zoran provided to WR Hambrecht by their respective managements, WR Hambrecht relied on representations that the projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Nogatech and Zoran as to the future operating and financial performance of Nogatech and Zoran, respectively. WR Hambrecht expressed no opinion with respect to these projections or the assumptions upon which they were based.

    WR Hambrecht assumed that there have been no material changes in Nogatech's or Zoran's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to WR Hambrecht. WR Hambrecht relied on advice of counsel to Nogatech as to all legal matters with respect to Nogatech, the merger and the merger agreement.

    WR Hambrecht assumed that the merger would be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act and the Exchange Act and all other applicable federal and state statutes, rules and regulations. In addition, WR Hambrecht was informed by Nogatech, and assumed, that the merger will be recorded as a purchase under generally accepted accounting principles.

    WR Hambrecht did not assume any responsibility for reviewing patent applications, technology license agreements, individual credit files, etc. or for making an independent evaluation, appraisal or physical inspection of any assets or liabilities (contingent or otherwise) of Nogatech or Zoran, nor has WR Hambrecht been furnished with any such appraisals.

    WR Hambrecht necessarily based its opinion on economic, market and other conditions as they existed on, and on the information made available to WR Hambrecht as of August 23, 2000. WR Hambrecht states in its opinion that although subsequent developments may affect the conclusions reached in its opinion, WR Hambrecht does not have any obligation to update, revise or reaffirm the WR Hambrecht opinion.

    WR Hambrecht further assumed that the merger will be consummated in accordance with the terms described in the merger agreement, without any further amendments thereto, and without any waiver if any of the conditions to its obligations thereunder. WR Hambrecht also assumed that in the course of obtaining the necessary regulatory approval for the merger, no restrictions will be imposed that could have a material adverse effect on the contemplated benefits of the merger.

    SUMMARY OF FINANCIAL ANALYSES PERFORMED BY WR HAMBRECHT. The following is a summary of the financial analyses WR Hambrecht presented to Nogatech's board of directors on August 23, 2000 in connection with the preparation of WR Hambrecht's opinion. No company or transaction WR Hambrecht used in the analyses described below is directly comparable to Nogatech or Zoran or the contemplated transaction. In addition, the matters considered by WR Hambrecht in arriving at its opinion are based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions, many of which are beyond the control of Nogatech and Zoran, and involve application of complex methodologies and educated judgment. Any estimates incorporated in the analyses performed by WR Hambrecht are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than these estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future.

    CONTROL PREMIUM ANALYSIS. According to WR Hambrecht, the Zoran offer price of $10.458 per Nogatech share implied by the negotiated exchange ratio of 0.166x and the closing price of Zoran stock on August 23, 2000 of $63.000 per share represents a 60.9% premium to Nogatech's closing stock price of $6.500 per share on August 23, 2000. Using the last ten days trading average price of Zoran's stock from August 23, 2000 of $51.872 per share and the exchange ratio of 0.166x, the Zoran offer represents a 32.5% premium to the August 23, 2000 closing price of $6.500 per share of Nogatech common stock. Using the last
30 days trading average price of Zoran's stock from August 23, 2000 of $50.260 per share and the exchange ratio of .166x, the Zoran offer represents a 28.4% premium to the August 23, 2000 closing price of $6.500 per share of Nogatech common stock. WR Hambrecht analyzed the average control premium paid in comparable merger transactions and determined that the average control premium paid in comparable merger transactions is 22.7%.

    COMPARABLE COMPANY ANALYSIS. To provide contextual data and comparative market information. WR Hambrecht compared selected financial data of Nogatech with similar data of selected publicly traded digital media consumer integrated circuit vendors. These companies were:

    - C-Cube Microsystems, Inc.;

    - DSP Group, Inc.;

    - Genesis Microchip, Inc.;

    - Sage, Inc.; and

    - Zoran Corporation.

    WR Hambrecht compared the ratio of enterprise values of these companies to their latest twelve months revenues, and projected revenues for calendar year 2000 and 2001. The enterprise value of a company is equal to the value of its fully diluted equity value plus debt, plus minority interests, plus preferred stock, less cash and cash equivalents. "Latest twelve months" means the latest twelve months for which financial data for the company at issue has been reported. Projections for Nogatech were based upon estimates provided to WR Hambrecht by the management of Nogatech. Projections for the comparable companies were based upon FactSet consensus estimates that are comprised of publicly available equity analyst research estimates.

    Zoran's closing price of $63.00 per share (as of August 23, 2000) and the exchange ratio of 0.166x, implies an enterprise value for Nogatech of $121.7 million and multiples of 10.1x for the ratio of enterprise value to latest twelve months revenues ending June 30, 2000, 8.3x for the ratio of enterprise value to the calendar year 2000 estimated revenue and 5.0x for the ratio of enterprise value to calendar 2001 estimated revenue. Those multiples were compared to those of the publicly traded companies listed above, such companies having average multiples of 8.1x for the ratio of enterprise value to latest twelve month revenue, 6.8x for the ratio of enterprise value to calendar year 2000 estimated revenue and 4.7x for the ratio of enterprise value to calendar year 2001 estimated revenue.

    SELECTED MERGER AND ACQUISITION TRANSACTIONS. The comparable transactions analysis provides a market benchmark based on the consideration paid in selected comparable digital media consumer technology merger and acquisition transactions. For this analysis, WR Hambrecht reviewed publicly available information to determine the multiples paid in certain transactions that were publicly announced between October 21, 1996 and May 16, 2000. These transactions and the months in which they were announced were:

    - Zoran Corporation's acquisition of CompCore Multimedia, Inc.
      (October 1996);

    - Winbond Electronic Corporation's acquisition of the remaining 85.8% interest of Information Storage Devices Inc. that it did not already own. (September 1998);

    - Genesis Microchip, Inc.'s acquisition of Paradise Electronics, Inc. (January 1999);

    - ATI Technologies, Inc.'s acquisition of ArtX Inc. (February 2000);

    - Sage, Inc.'s acquisition of Faroudja, Inc. (February 2000);

    - Silicon Image, Inc.'s acquisiton of DVDO, Inc. (March 2000); and

    - Globespan, Inc.'s acquisition of iCompression, Inc. (May 2000).

    WR Hambrecht calculated the consideration paid of the relevant transactions in relation to certain historical financial criteria (including revenues, EBITDA and EBIT) of the acquired business for the last twelve-month periods prior to the announcement of their respective acquisitions. WR Hambrecht then determined the implied acquisition multiple for the Nogatech transaction as 10.0x consideration paid to latest twelve month revenues.

    CONTRIBUTION ANALYSIS. Based on information furnished by Nogatech, public filings, press releases and other publicly available information of both companies, WR Hambrecht calculated the relative conributions of each of Nogatech and Zoran to the combined company's revenue. WR Hambrecht determined that Nogatech would have contributed 12.6% of the revenue for the combined company in 1999. Nogatech is expected to contribute 13.6% of the total combined company's estimated revenue and 9.0% of the total combined company's estimated pre-tax income for the calendar year 2000. Nogatech is expected to contribute 14.4% of the total combined company's estimated pre-tax income for the calendar year 2001. Nogatech stockholders will own approximately 14.1% of the combined company.

    ENGAGEMENT LETTER. Pursuant to the terms of the WR Hambrecht engagement letter, WR Hambrecht was retained by Nogatech to render a fairness opinion to Nogatech's board of directors with respect to the merger. Under the WR Hambrecht engagement letter, Nogatech has agreed to pay WR Hambrecht a fee of $400,000, of which $200,000 was due upon delivery of the WR Hambrecht opinion and the remaining $200,000 will be due upon the release of this proxy statement/prospectus, but no later than November 1, 2000. In addition to the WR Hambrecht opinion, Nogatech agreed to reimburse WR Hambrecht, upon WR Hambrecht's request from time to time, for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of WR Hambrecht's counsel) that WR Hambrecht incurred in connection with its engagement thereunder. Nogatech also agreed to indemnify and hold harmless WR Hambrecht, its affiliates, and each of their directors, officers, agents, advisors, consultants, employees and controlling persons in connection with their engagement, including liaiblities under U.S. federal securities laws.

    As part of its investment banking activities, WR Hambrecht is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, restructuring and valuations for coroprate or other purposes. WR Hambrecht was not retained as an advisor or agent to the stockholders of Nogatech or any other person. Nogatech did not impose any restrictions or limitations upon WR Hambrecht with respect to the investigations made or the procedures followed by WR Hambrecht in rendering its opinion.

    OTHER RELATIONSHIPS. WR Hambrecht has performed investment banking and other services for Nogatech in the past and has been compensated for such services. Most recently, WR Hambrecht served as lead manager of Nogatech's
$42 million initial public offering of common stock in May 2000. WR Hambrecht has advised Nogatech that, in the ordinary course of business, WR Hambrecht and its affiliates may actively trade or hold the debt and equity securities of Nogatech and Zoran for their own account and for the account of their customers and, accordingly, may at any time hold a long or short position in these securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    As of the date of the merger agreement, directors and executive officers of Nogatech and their affiliates beneficially owned an aggregate of 2,855,010 shares of Nogatech common stock (including 637,264 shares of Nogatech common stock subject to Nogatech options). Based upon the last reported sale price of Zoran common stock on September 28, 2000 of $51.31, the aggregate dollar value of the shares of Zoran common stock to be received in the merger by the executive officers and directors of Nogatech is approximately $24.3 million.

    Messrs. Arie Heiman and Nathan Hod, who hold in the aggregate approximately 10.5% of the shares of Nogatech common stock outstanding as of the Nogatech record date, have entered into a voting agreement with Zoran pursuant to which each has agreed to vote in favor of the merger. In addition, as a result of completion of the merger, unvested options held by two Nogatech officers will immediately vest, and these officers, if terminated, will also be entitled to severance compensation.

    As a result of the foregoing transactions and agreements, the directors and executive officers of Nogatech have personal interests in the merger that are not identical to the interests of other Nogatech stockholders.

EMPLOYMENT AGREEMENT

    Mr. Heiman, President and Chief Executive Officer of Nogatech, has entered into an employment agreement with a wholly-owned subsidiary of Zoran which will become effective upon completion of the merger. Under this agreement, Mr. Heiman will become a senior vice president of a wholly-owned subsidiary of Zoran and will receive an annual salary to be paid in New Israeli Shekels in an amount substantially similar to his current salary with Nogatech, stock options exercisable for shares of Zoran common stock which will be subject to meeting performance metrics to be established by Zoran and Mr. Heiman and be eligible to participate in Zoran's executive bonus program. Under his agreement, Mr. Heiman may continue to participate in certain other business activities. This agreement will include non-compete and non-solicitation provisions that will require that for some period following termination of Mr. Heiman's employment with Zoran, he will not directly or indirectly engage or participate in the ownership, management, operation, sales, control or other activities of any business competitive with the business of Zoran. In addition, for some period following the termination of his employment with Zoran, Mr. Heiman will not be permitted directly or indirectly to recruit, induce or attempt to persuade any person who is an employee, sales representative or consultant of Zoran to terminate his relationship with Zoran.

NOGATECH VOTING AGREEMENT

    Pursuant to a voting agreement, Mr. Heiman, a director and the President and Chief Executive Officer of Nogatech, Nathan Hod, Chairman of the Board of Nogatech and a stockholder of Nogatech, Ophir Holdings Ltd., an Israeli company of which Yirmiyahu Kaplan, a director of Nogatech, is managing director, who own an aggregate of 2,087,257 outstanding shares of Nogatech common stock, representing approximately 13.8% of the shares of Nogatech common stock based upon 15,095,291 shares outstanding as of August 23, 2000, have agreed that, prior to the expiration date of the voting agreement, they will vote their shares of Nogatech common stock:

    - for approval of the merger agreement and any actions required to facilitate its completion;

    - against any action or agreement that would in any way hinder or violate the merger agreement; and

    - against extraordinary corporate transactions such as business combinations, asset sales or transfers, and changes to Nogatech's corporate structure.

    The voting agreement also prohibits the stockholders from transferring any securities of Nogatech owned by them prior to the expiration date of the voting agreement. The form of the voting agreement is attached to this proxy statement/prospectus as Annex B.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion addresses certain material U.S. federal income tax considerations of the merger that are generally applicable to holders of Nogatech common stock. Nogatech stockholders should be aware that the following discussion does not deal with all U.S. federal income tax considerations that may be relevant to particular Nogatech stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, are non-U.S. persons, acquired their Nogatech common stock through stock option or stock purchase programs or in other compensatory transactions or hold their shares as part of a straddle, hedge or other risk reduction strategy. In addition, the following discussion does not address the tax consequences of transactions effectuated prior to or after the merger (whether or not such transactions are in connection with the merger) including, without limitation, the exercise of options or warrants to purchase Nogatech common stock in anticipation of the merger. Finally, no foreign, state or local tax considerations are addressed herein. ACCORDINGLY, NOGATECH STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER AND RELATED TRANSACTIONS, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER AND SUCH RELATED TRANSACTIONS.

    The following discussion is based upon the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the merger to Zoran, Nogatech and/or their respective stockholders.

    Neither Zoran nor Nogatech has requested a ruling from the IRS in connection with the merger. However, it is a condition of the respective obligations of Zoran and Nogatech to consummate the merger that Zoran and Nogatech receive confirming tax opinions from their respective legal counsel to the effect that for federal income tax purposes, the merger will constitute a reorganization. These closing opinions, which are collectively referred to herein as the "Tax Opinions," neither bind the IRS nor preclude the IRS from adopting a contrary position. The Tax Opinions will be subject to certain assumptions, exceptions and qualifications and will be based on the truth and accuracy of certain representations of Zoran, Nogatech, and certain Nogatech stockholders, including representations contained in certain certificates of the respective managements of Zoran, Nogatech and Zoom Acquisition Corporation.

    Assuming that the merger does qualify as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences should generally result:

    - No gain or loss will be recognized by the holders of Nogatech common stock upon the receipt of Zoran common stock solely in exchange for Nogatech common stock in the merger (except to the extent of cash received in lieu of fractional shares);

    - The aggregate tax basis of the Zoran common stock to be received by the Nogatech stockholders in the merger (including any fractional shares of Zoran common stock not actually received) will be the same as the aggregate tax basis of the Nogatech common stock surrendered in exchange therefor;

    - The holding period of the Zoran common stock received by each Nogatech stockholder in the merger will include the period during which the Nogatech common stock surrendered in exchange therefor was held, provided that the Nogatech common stock so surrendered is held as a capital asset at the effective time;

    - Cash payments received by Nogatech stockholders in lieu of receipt of a fractional share of Zoran common stock will be treated as if such fractional share had been issued in the merger and then redeemed by Zoran for cash with the recipient generally recognizing capital gain or loss equal to the difference between the cash payment received and the Nogatech stockholders' basis in such fractional share; and

    - None of Zoran, Zoom Acquisition Corporation or Nogatech will recognize gain or loss solely as a result of the merger.

    Nogatech stockholders will be required to attach a statement to their tax returns for the year of the merger that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the stockholder's tax basis in the stockholder's Nogatech common stock and a description of the Zoran common stock received.

NO APPRAISAL RIGHTS

    Section 262 of the Delaware General Corporation Law, or DGCL, provides appraisal rights, sometimes referred to as "dissenters' rights," to stockholders of Delaware corporations in certain situations. However, Section 262 appraisal rights are not available to stockholders of a corporation, such as Nogatech:

    - whose securities are listed on a national securities exchange or are designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or NASD; and

    - whose stockholders are not required to accept in exchange for their stock anything other than stock of another corporation listed on a national securities exchange or an interdealer quotation system by the NASD and cash in lieu of fractional shares.

    Because Nogatech common stock is traded on such a system, The Nasdaq National Market, and because the Nogatech stockholders are being issued Zoran common stock, which is also traded on The Nasdaq National Market, stockholders of Nogatech will not have appraisal rights with respect to the merger. The DGCL does not provide appraisal rights to stockholders of a corporation, such as Zoran, which issues shares in connection with a merger but is not itself a constituent corporation in the merger.

U.S. REGULATORY REQUIREMENTS

    Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or HSR Act, and the rules promulgated thereunder by the Federal Trade Commission, or FTC, the merger may not be completed until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice, or Antitrust Division, and specified waiting period requirements have been satisfied. Zoran and Nogatech filed notification and report forms under the HSR Act with the FTC and the Antitrust Division on September 13, 2000, together with a request for early termination of the applicable 30-day waiting period. On September 26, 2000, Zoran and Nogatech received notification that the FTC granted early termination of the waiting period under the HSR Act. At any time before or after completion of the merger, notwithstanding the expiration or early termination of the HSR Act waiting period, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger or seeking divestiture of substantial assets of Zoran or Nogatech. In addition, at any time before or after the completion of the merger, and notwithstanding the expiration or early termination of the HSR Act waiting period, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the merger or seeking divestiture of Nogatech or businesses of Zoran or Nogatech. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

NON-U.S. REGULATORY REQUIREMENTS

    The consummation of the merger, and the exchange of shares, is subject to all necessary approvals from the Investment Center of the Ministry of Trade and Industry of the State of Israel, the Office of the Chief Scientist of the Ministry of Trade and Industry of the State of Israel and the Israel Tax Commission.

    Zoran and Nogatech intend to seek the approval of the Investment Center pursuant to the "approved enterprise" programs in which Nogatech participates and pursuant to which Nogatech receives certain tax benefits. The entitlement to these benefits is conditional upon Nogatech fulfilling the conditions stipulated by the regulations published under the Israeli Law for the Encouragement of Capital Investments, 1959 and the instruments of approval for the specific investment in approved enterprises. One such condition is that the transaction contemplated by the Merger Agreement requires the approval of the Investment Center.

    Zoran and Nogatech have obtained the approval of the Office of the Chief Scientist in accordance with certain royalty-bearing grants which Nogatech has received prior to 1995 from the Office of the Chief Scientist in order to fund certain research and development programs. On September 11, 2000, Nogatech received all necessary approvals from the Office of the Chief Scientist in order to consummate the merger. The approval of the Chief Scientist is subject to Zoran's continuing obligations under the terms of the Israeli Law for the Encouragement of Research and Development in Industry, 1984. The terms of the grants from the Chief Scientist prohibit the transfer of technology developed under these grants to any person without the prior consent of the Office of the Chief Scientist.

    Israeli law imposes a capital gains tax on the sale of capital assets. Nogatech has applied to the Israel Tax Commission for a pre-ruling that will defer the obligation of Israeli holders of Nogatech common stock and options to acquire Nogatech common stock to pay Israeli capital gains tax with respect to the exchange of Nogatech common stock for Zoran common stock in the merger.

FEDERAL SECURITIES LAW COMPLIANCE

    All shares of Zoran common stock received by Nogatech stockholders in the merger will be freely transferable, except that shares of Zoran common stock received by persons who are deemed to be affiliates of Nogatech for purposes of Rule 145 under the Securities Act may be resold by them only in transactions permitted by the resale provisions of Rule 145, or Rule 144 in the case of such persons who become affiliates of Zoran, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Nogatech or Zoran generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders or stockholders of such party. The Merger Agreement requires Nogatech to use its best efforts to cause each of its affiliates to execute a written agreement to the effect that such person will not offer or sell or otherwise dispose of any of the shares of Zoran common stock issued to such person in or pursuant to the merger in violation of the Securities Act or the rules and regulations promulgated by the Commission thereunder.

NASDAQ NATIONAL MARKET QUOTATION

    It is a condition to the merger that the shares of Zoran common stock to be issued pursuant to the merger agreement and required to be reserved for issuance in connection with the merger be approved for quotation on The Nasdaq National Market. Zoran has begun preparation of a notification for listing of such shares of Zoran common stock on The Nasdaq National Market.

                              THE MERGER AGREEMENT

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT BUT DOES NOT PURPORT TO DESCRIBE ALL THE TERMS OF THE MERGER AGREEMENT. THE FULL TEXT OF THE MERGER AGREEMENT IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT/PROSPECTUS AND INCORPORATED HEREIN BY REFERENCE. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT. YOU ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY.

THE MERGER

    The merger agreement provides that, following the approval and adoption of the merger agreement and the approval of the merger by Nogatech's stockholders and the satisfaction or waiver of the other conditions to the merger:

    - Zoom Acquisition Corporation, a wholly-owned subsidiary of Zoran will be merged with and into Nogatech; and

    - the subsidiary will cease to exist, and Nogatech will continue as the surviving corporation and a wholly-owned subsidiary of Zoran.

    If all such conditions to the merger are satisfied or waived, the merger will become effective upon the filing of a certificate of merger with the Secretary of State of Delaware.

CERTIFICATE OF INCORPORATION AND BYLAWS

    The merger agreement provides that at the effective time of the merger the restated certificate of incorporation of Nogatech will be the restated certificate of incorporation of the surviving corporation, and the bylaws of Zoom Acquisition Corporation will be the bylaws of the surviving corporation.

DIRECTORS AND OFFICERS

    The merger agreement provides that the directors and officers of Zoom Acquisition Corporation immediately prior to the effective time of the merger will be the initial directors and officers of the surviving corporation, each of whom will hold office in accordance with the restated certificate of incorporation and the bylaws of the surviving corporation, in each case until their respective successors are duly elected or appointed.

CONVERSION OF SECURITIES

    Upon completion of the merger and pursuant to the merger agreement, each issued and outstanding share of Nogatech common stock will be converted into the right to receive 0.166 of a share of Zoran common stock.

    If any holder of shares of Nogatech common stock would be entitled to receive a number of shares of Zoran common stock that includes a fraction, then, in lieu of a fractional share, such holder will be entitled to receive cash in an amount equal to such fractional part of a share of Zoran common stock multiplied by the last reported sale price of Zoran common stock, as reported on The Nasdaq National Market, on the trading day immediately preceding the effective date of the merger. Each share of Zoom Acquisition Corporation common stock issued and outstanding immediately prior to the effective time will be converted into one share of common stock of the surviving corporation.

    Based upon the capitalization of Nogatech and Zoran as of August 23, 2000, the stockholders of Nogatech immediately prior to the consummation of the merger will own approximately 14.1% of the outstanding shares of Zoran common stock immediately following completion of the merger.

EXCHANGE OF CERTIFICATES

    Promptly after the completion of the merger, the exchange agent will mail transmittal forms and exchange instructions to each holder of record of Nogatech common stock to be used to surrender and exchange certificates evidencing shares of Nogatech common stock for certificates evidencing the shares of Zoran common stock (and cash in lieu of any fractional share) to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Nogatech common stock will be able to surrender such certificates to the exchange agent, and each such holder will receive in exchange therefor:

    - a certificate or certificates evidencing the number of whole shares of Zoran common stock to which such holder is entitled; and

    - any cash which may be payable in lieu of a fractional share of Zoran common stock.

    Such transmittal forms will be accompanied by instructions specifying other details of the exchange. NOGATECH STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL AND OTHER TRANSMITTAL FORMS.

    After the completion of the merger, each certificate evidencing Nogatech common stock, until so surrendered and exchanged, will be deemed, for all purposes, to evidence only the right to receive:

    - the number of whole shares of Zoran common stock which the holder of such certificate is entitled to receive; and

    - any cash payment in lieu of a fractional share of Zoran common stock.

    The holder of such unexchanged certificate will not be entitled to receive any dividends or other distributions payable by Zoran until the certificate has been exchanged. Subject to applicable laws, such dividends and distributions, together with any cash payment in lieu of a fractional share of Zoran common stock, will be paid without interest.

REPRESENTATIONS AND WARRANTIES

    The merger agreement contains customary representations and warranties, relating to such matters as:

    - the due organization, valid existence and good standing of each of Zoran, Nogatech and their respective subsidiaries and certain similar corporate matters;

    - the capital structure of each of Zoran and Nogatech;

    - the authorization, execution, delivery and enforceability of the merger agreement;

    - the absence of conflicts under charters or bylaws, required consents or approvals and violations of any instruments or law;

    - documents and financial statements filed by each of Zoran and Nogatech with the Commission and the accuracy of information contained therein;

    - the absence of undisclosed liabilities which in the aggregate would be material;

    - the absence of certain material adverse changes or events;

    - taxes, tax returns and audits;

    - tangible assets and real property of Nogatech;

    - intellectual property;

    - agreements, contracts and commitments of Nogatech;

    - litigation;

    - environmental matters concerning Nogatech, including hazardous materials and hazardous materials activities;

    - employee benefit plans of Nogatech;

    - compliance with laws;

    - interested party transactions;

    - the accuracy of information supplied by each of Zoran and Nogatech in connection with this proxy statement/prospectus;

    - opinions of financial advisors;

    - the interim operations of Zoom Acquisition Corporation; and

    - ownership of Nogatech common stock by Zoran.

SELECTED COVENANTS AND AGREEMENTS

    Pursuant to the merger agreement, Nogatech has agreed that, during the period from the date of the merger agreement until the completion of the merger, except as otherwise consented to in writing by Zoran or as contemplated by the merger agreement, Nogatech and its subsidiaries will:

    - carry on its business in the ordinary course in substantially the same manner as previously conducted;

    - pay its debts and taxes when due, subject to good faith disputes over such debts or taxes, and pay or perform its other obligations when due;

    - use all reasonable efforts to preserve intact its present business organization;

    - use all reasonable efforts to keep available the services of its officers and key employees;

    - use all reasonable efforts to preserve its relationship with customers and vendors;

    - not waive any stock repurchase rights, or accelerate, amend or change the period of exercisability of options granted under any employee stock plan, except as required pursuant to such plans or any related agreements;

    - not transfer or license or otherwise extend, amend or modify any rights to its intellectual property rights, other than in the ordinary course of business consistent with past practices;

    - not declare or pay any dividends on or make other distributions in respect of any of its capital stock, or effect certain other changes in its capitalization;

    - not purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with the termination of service;

    - not issue, or authorize or propose the issuance of, any shares of its capital stock or securities convertible into shares of its capital stock, or any subscriptions, rights, warrants, or options to acquire, or other agreements obligating it to issue any such shares or other convertible securities, subject to certain exceptions including the grant of options to new employees to purchase up to an aggregate of 60,000 shares of Nogatech common stock;

    - not engage in material acquisitions;

    - not sell, lease, license or otherwise dispose of material properties or assets except in the ordinary course of business;

    - subject to exceptions for two executive officers, not increase the compensation payable to its officers or employees (except for increases consistent with past practices), grant additional severance or termination pay or enter into employment agreements with officers or any non-officer employee except in accordance with past practices enter into any collective bargaining agreement or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, or employees;

    - not revalue any material amount of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

    - not incur any material indebtedness for money borrowed (or guarantees thereof) other than indebtedness incurred under existing lines of credit;

    - not amend its restated certificate of incorporation or bylaws, except as contemplated by the merger agreement;

    - not incur any individual capital expenditure in excess of $50,000 or aggregate capital expenditures in excess of $200,000;

    - not enter into or amend any agreements pursuant to which any third party is granted exclusive marketing or manufacturing rights with respect to any Nogatech product;

    - not amend or terminate any material contract, agreement or license to which it is a party except in the ordinary course of business;

    - not waive or release any material right or claim, except in the ordinary course of business;

    - not take any action that would require stockholder approval or result in a delay in the preparation of this proxy statement/prospectus; and

    - not make or change any tax election or change any accounting method.

    Pursuant to the merger agreement, Zoran has agreed that, during the period from the date of the merger agreement until the completion of the merger, except as otherwise consented to in writing by Nogatech or as contemplated by the merger agreement, Zoran and its subsidiaries will:

    - carry on its business in the ordinary course in substantially the same manner as previously conducted;

    - pay its debts and taxes when due subject to good faith disputes over such debts or taxes, and pay or perform its other obligations when due;

    - use all reasonable efforts to preserve intact its present business organization;

    - use all reasonable efforts to keep available the services of its officers and key employees;

    - use all reasonable efforts to preserve its relationship with customers, vendors and others;

    - not declare or pay any dividends on or make any other distributions in respect of any of its capital stock, or effect certain other changes in their capitalization;

    - not purchase, redeem or otherwise acquire directly or indirectly any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service;

    - not sell, lease, license or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Zoran and its subsidiaries, taken as a whole, except in the ordinary course of business;

    - not amend or propose to amend their certificates of incorporation or bylaws, except as contemplated by the merger agreement; and

    - take any action that would require stockholder approval or result in a delay in the preparation of this proxy statement/prospectus.

NO SOLICITATION

    The merger agreement provides that Nogatech will not, directly or indirectly, through any officer, director, employee, representative or agent of
Nogatech:

    - solicit, initiate, seek, entertain or knowingly encourage or support any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of any material portion of assets, sale of a substantial portion of the shares of capital stock of Nogatech (including without limitation by way of a tender offer), other than the transactions contemplated by the merger agreement, any of the foregoing inquiries or proposals being referred to in the merger agreement as an "acquisition proposal";

    - engage or participate in negotiations or discussions concerning, or provide any nonpublic information to any person or entity relating to, any acquisition proposal; or

    - agree to, approve or recommend any acquisition proposal;

    However, nothing contained in the merger agreement shall prevent Nogatech or its board of directors from:

    - providing non-public information to, or engaging or participating in discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written acquisition proposal by such person or entity or recommending such an unsolicited bona fide written acquisition proposal to the stockholders of Nogatech, if and only to the extent that:

       -- Nogatech's board of directors determines in good faith (after consultation with and based upon the advice of its financial advisor) that such acquisition proposal would, if consummated, result in a transaction more favorable to Nogatech's stockholders from a financial point of view than the transaction contemplated by the merger agreement, such more favorable acquisition proposal being referred to as a "superior proposal", and that the party making the superior proposal has the financial means, or the ability to obtain the necessary financing, to conclude the transaction;

       -- Nogatech's board of directors determines in good faith (after consultation with outside legal counsel) that the failure to take such action would create a substantial risk of liability for breach of its fiduciary duties to Nogatech's stockholders under applicable law; and

       -- prior to furnishing such non-public information to such person or entity, Nogatech's board of directors receives from such person or entity an executed confidentiality agreement with terms no more favorable to such party than those contained in the non-disclosure agreement between Zoran and Nogatech; or

    - complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act with regard to an acquisition proposal.

    Nogatech is required to notify Zoran, orally and in writing, within 24 hours after receipt of any acquisition proposal or request for non-public information or access to its properties, books or records in connection with an acquisition proposal.

INDEMNIFICATION

    The merger agreement provides that from and after the completion of the merger, Zoran and the surviving corporation shall indemnify, defend and hold harmless each person who was as of the date of the merger agreement or had been at any time prior to the date thereof, or who becomes prior to the completion of the merger, an officer or director of Nogatech or any of its subsidiaries against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party, which approval shall not be unreasonably withheld, of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of Nogatech or any subsidiary, whether pertaining to any matter existing or occurring prior to or after the effective time and whether asserted or claimed prior to, or at or after, the effective time. After the completion of the merger, Zoran and the surviving corporation will fulfill and honor in all respects the obligations of Nogatech pursuant to Nogatech's Bylaws and any indemnification agreements with Nogatech directors and officers existing as of the date of the merger agreement.

    In addition, Zoran has agreed to maintain, or cause the surviving corporation to maintain, in effect a policy or policies of directors and officers liability insurance with coverage substantially comparable to policies in force as of the date of the merger agreement covering the present directors and officers of Nogatech as of the date of the merger agreement for a period of not less than six years following the effective time; provided, however, that in no event shall Zoran or the surviving corporation be required to expend in any one year an amount in excess of 150% of the annual premiums currently paid by Nogatech for such insurance; and, provided, however, that if during such period the annual premiums for such comparable insurance coverage exceed such amount, Zoran or the surviving corporation shall be obligated to obtain a policy which, in the reasonable judgment of Zoran, provides the best coverage available for a cost not exceeding such amount.

CONDITIONS

    The respective obligations of Zoran and Nogatech to effect the merger are subject to a number of conditions including the following:

    - the merger agreement shall have been approved and adopted by the stockholders of Nogatech;

    - all material governmental authorizations, consents, orders or approvals shall have been obtained;

    - the registration statement shall have become effective and shall not be the subject of a stop order or proceedings seeking a stop order;

    - no temporary restraining order, preliminary or permanent injunction or other order shall be in effect nor shall there be any proceeding seeking any of the foregoing that prevents, or seeks to prevent, the consummation of the merger;

    - the shares of Zoran common stock to be issued in the merger shall have been approved for quotation on The Nasdaq National Market;

    - Zoran shall have received a written opinion from Gray Cary Ware & Friedenrich LLP, counsel to Zoran, and Nogatech shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to Nogatech, both to the effect that the merger will be treated for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

    - subject to certain exceptions, the accuracy of the representations and warranties of the other party set forth in the merger agreement;

    - the Israeli Tax Commission shall have ruled that Israeli holders of Nogatech common stock and options to acquire Nogatech common stock may defer Israel capital gains tax with regard to the merger;

    - subject to certain exceptions, the performance of all obligations of the other party required to be performed under the merger agreement.

    Any of the conditions in the merger agreement may be waived by the party benefited thereby, except those conditions imposed by law.

STOCK PURCHASE PLAN AND OPTION PLANS

    At the effective time of the merger, each outstanding option to purchase shares of Nogatech common stock under Nogatech's 1999 Stock Option Plan, as amended, and 2000 Equity Incentive Plan shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under these Nogatech options, the number of shares of Zoran common stock, rounded to the nearest whole number, as the holder of the Nogatech options would have been entitled to receive pursuant to the merger had such holder exercised such option in full immediately prior to the effective time, at a price per share (rounded to the nearest whole cent) equal to the aggregate exercise price for the shares of Nogatech common stock otherwise purchasable pursuant to such Nogatech options, divided by the number of whole shares of Zoran common stock deemed purchasable pursuant to these Nogatech options as determined above as of the effective time. As of August 23, 2000, Nogatech options to acquire an aggregate of 1,192,765 shares of Nogatech common stock were outstanding.

    Zoran has agreed to reserve for issuance a sufficient number of shares of Zoran common stock for delivery upon exercise of the Nogatech options assumed as described above. Promptly after the date the merger is completed, Zoran shall file a registration statement on Form S-8 with respect to the shares of Zoran common stock subject to such options and shall use its best efforts to maintain the effectiveness of such registration statement(s) and the current status of the prospectus(es) contained therein for so long as such options remain outstanding. With respect to individuals, if any, who will be subject to the reporting requirements under Section 16(a) of the Exchange Act after the merger, Zoran has agreed to administer the options under the Nogatech option plans assumed in the merger in a manner that complies with Rule 16b-3 promulgated under the Exchange Act.

    Nogatech has agreed to take all necessary actions to cause the ending date of the then-current purchase period of its 2000 Employee Stock Purchase Plan to be the last trading day on which the Nogatech common stock is traded on The Nasdaq National Market immediately prior to the completion of the merger. This change in the then-current purchase period will be conditioned upon the completion of the merger. On the final Nogatech purchase date, Nogatech will apply the funds credited as of such date within each participant's payroll withholding account to the purchase of whole shares of its common stock in accordance with the terms of the Nogatech stock purchase plan.

    Employees of Nogatech shall be permitted to participate in the Zoran Employee Stock Purchase Plan commencing on the first enrollment date following the completion of the merger, subject to compliance with the eligibility provisions of the plan. Employees of Nogatech will each receive credit, for purposes of such eligibility provisions, for prior service with Nogatech or Zoran.

TERMINATION; TERMINATION FEES AND EXPENSES

    The merger agreement may be terminated at any time prior to the completion of the merger, whether before or after approval of the matters presented in connection with the merger by the stockholders of Nogatech or Zoran:

    - by the mutual written consent of Zoran and Nogatech;

    - by either Zoran or Nogatech if the merger shall not have been consummated by February 28, 2001, provided that the right to terminate the merger agreement under this clause is not available to any party whose failure to fulfill any obligation under the merger agreement has been the cause of or resulted in the failure of the merger to occur on or before such date;

    - by either Zoran or Nogatech if a court of competent jurisdiction or other governmental entity, shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, except, if the party relying on such order, decree or ruling or other action has failed to comply in any material respect with certain specified obligations under merger agreement;

    - by Zoran, if at the Nogatech stockholders' meeting, the requisite vote of Nogatech's stockholders in favor of the merger agreement and the merger is not obtained;

    - by Zoran if:

       -- Nogatech's board of directors has withdrawn or modified its recommendation of the merger agreement or the merger in a manner adverse to Zoran or has resolved or publicly announced its intention to do so;

       -- an alternative transaction is completed or Nogatech's board of directors has recommended to Nogatech's stockholders an alternative transaction or has resolved or publicly announced its intention to recommend or engage in such an alternative transaction;

       -- a tender offer or exchange offer for more than 50% of the outstanding shares of Nogatech common stock is commenced, other than by Zoran or an affiliate of Zoran, and Nogatech's board of directors has:

           -- recommended that Nogatech's stockholders tender their shares in such tender or exchange offer; or

           -- resolved or publicly announced its intention to take no position with respect to such tender or exchange offer;

    - by Zoran or Nogatech, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in the merger agreement, which breach:

       -- causes the conditions of the merger agreement relating to the accuracy of representations and warranties of the other party and performance by the other party of certain obligations not to be satisfied; and

       -- has not been cured within 10 business days following receipt by the breaching party of written notice of the breach from the other party.

    The merger agreement does not include any provision for termination based on fluctuations in the price of Zoran common stock or Nogatech common stock.

    In the event of any termination of the merger agreement by either Zoran or Nogatech as provided above, there will be no liability or obligation on the part of Zoran, Nogatech, Zoom Acquisition Corporation or their respective officers, directors, stockholders or affiliates, except to the extent that the termination results from the willful breach by a party of any of its representations, warranties, covenants or agreements set forth in the merger agreement, provided that the provisions described below relating to the payment of fees and expenses shall survive the termination.

    Except as described below, whether or not the merger is consummated, all fees, costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses, except that all fees and expenses, other than attorneys' fees, incurred in connection with the printing and filing of this proxy statement/prospectus shall be shared equally by Zoran and Nogatech.

    If the merger agreement is terminated by Zoran because:

    - Nogatech's board of directors has withdrawn or modified its recommendation or resolved or publicly announced its intention to do so; or

    - an alternative transaction has been completed or Nogatech's board of directors shall have recommended to the Nogatech stockholders an alternative transaction or shall have resolved or publicly announced its intention to do so; or

    - a tender offer or exchange offer for more than 50% of the outstanding shares of Nogatech is commenced and Nogatech's board of directors shall have recommended, or resolved or publicly announced its intention to recommend, that the Nogatech stockholders tender their shares in such tender offer or exchange offer, or resolved or publicly announced its intention to take no position with respect to such tender offer or exchange offer, then Nogatech is required to pay Zoran a termination fee of $3.0 million within one business day after the termination.

    If the merger agreement is terminated by Zoran under the circumstances described above and an alternative transaction is consummated within 12 months after the termination of the merger agreement, Nogatech is required to pay Zoran an additional $3.0 million, for a total termination fee of $6.0 million.

    If the merger agreement is terminated by Zoran because at the Nogatech stockholders' meeting the requisite vote of the stockholders in favor of the merger is not obtained, and:

    - at the time of the Nogatech stockholders' meeting there is pending a publicly announced offer or proposal to effect an alternative transaction; and

    - an alternative transaction is consummated within 12 months after the termination,

then Nogatech is required to pay Zoran a termination fee of $3.0 million.

AMENDMENT AND WAIVER

    The merger agreement may be amended at any time by action taken or authorized by the respective boards of directors of Zoran and Nogatech, but after approval by the stockholders of Nogatech of the matters presented in connection with the merger to them, no amendment shall be made which by law requires further approval by such stockholders, without such further approval. Zoran and Nogatech, by action taken or authorized by their respective boards of directors, may extend the time for performance of the obligations or other acts of the other parties to the merger agreement, may waive inaccuracies in the representations or warranties contained in the merger agreement or may waive compliance with any agreements or conditions for the benefit of each party contained in the merger agreement.

              UNCERTAINTIES RELATING TO FORWARD-LOOKING STATEMENTS

    This proxy statement/prospectus contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty, and actual results could differ materially from those set forth in the forward-looking statements contained herein for a variety of reasons including, without limitation, the risks outlined under the caption "Risk Factors" on pages 11 to 29, as well as those discussed elsewhere in this proxy statement/prospectus and in the documents incorporated herein by reference.

                          INFORMATION CONCERNING ZORAN

BUSINESS

INTRODUCTION

    Zoran develops and markets integrated circuits, integrated circuit cores and embedded software used by original equipment manufacturers, or OEMs, in digital audio and video products for commercial and consumer markets. Zoran also provides complete, copy-ready system reference designs based on our technology that help its customers produce commercial and consumer products more quickly and cost-effectively. Zoran's integrated circuits are used in a variety of products, including digital versatile disc, or DVD, players, Super Video CD players, digital speakers and audio systems, filmless digital cameras, and professional and consumer video editing systems.

INDUSTRY BACKGROUND

    Historically, video images and audio soundtracks have been transmitted, edited and stored almost exclusively using analog formats. More recently, however, advances in technology have allowed audio and video to be processed and stored in digital form. Unlike analog formats, which are inherently unstable and difficult to edit and enhance, digital formats permit the manipulation of audio and video signals through digital signal processing and offer a number of fundamental advantages over analog technologies. Through complex digital signal processing operations, digital audio and video signals may be compressed, providing significant storage and transmission efficiencies. They also may be filtered, allowing for noise reduction, and they may be transmitted and reproduced without perceptible image or sound degradation. Digital formats also provide users with additional benefits, including random access to data, superior editing capabilities and enhanced security features such as protection against unauthorized copying and controlled and secure access.

    One of the most significant barriers to the widespread adoption of digital technology has been the huge amount of data required to represent images and sounds in a digital format, making cost-effective storage or transmission impractical. For example, storage of a two-hour movie in uncompressed digital form would require approximately 200 video CDs. Through digital compression techniques a substantial number of the redundancies inherent in audio and video data can be identified and eliminated, significantly reducing the overall amount of data which needs to be retained. Compression techniques introduced in the early 1990s allowed the same two-hour movie which required 200 video CDs to be compressed and stored on only two video CDs with video resolution comparable to that of a standard VHS tape. More recent techniques allow the storage of a full-length movie of more than three hours on a single DVD, with substantially improved audio and video quality and the incorporation of additional data, such as additional languages, scenes and director and actor commentary. Additionally, digital compression of video data allows previously unmanageable amounts of data to be stored in the memory of a standard personal computer, thereby permitting the data to be accessed and edited easily. Digital audio compression allows efficient storage and delivery of multi-channel audio, making possible high-quality special effects such as multi-channel surround sound, virtual surround sound and wireless audio delivery via two speakers or headphones. In the field of still photography, digital compression allows dozens or hundreds of digital pictures to be stored on a single memory card, depending on the resolution desired.

    To drive the implementation and speed the adoption of products based on digital formats, industry participants organized committees to define international compression standards. The principal standards in use today include:

    - the Joint Photographic Experts Group, or JPEG, standard for the high compression and decompression of moving images;

    - the MPEG 1 standard, adopted by the Moving Pictures Experts Group, or MPEG, for the compression of both audio and video data at the high compression ratios necessary for the limited storage capacity of the CD-ROM format;

    - the MPEG 2 standard, subsequently adopted by the Moving Pictures Expert Group, for the compression of both audio and video data, designed to provide improved quality in broadcast and video playback applications; and

    - Dolby AC-3, also known as Dolby Digital, developed by Dolby Laboratories, an industry standard for the compression of audio for use in multi-channel digital surround sound systems.

    These industry standard techniques have enabled the dramatic growth in a variety of digital multimedia markets, including:

    - DVD PLAYERS. DVD players use MPEG 2 video compression and Dolby Digital audio technology to provide significantly higher quality playback than is possible with VCR or video CD technology. According to Cahners
      In-Stat Group, a market research firm, worldwide sales of DVD players are expected to grow from 2.4 million units in 1998 to 54.3 million units in 2004, a compounded annual growth rate of 68.2%.

    - DIGITAL AUDIO SYSTEMS. Dolby Digital and other audio compression techniques are used in multi-channel surround sound products including movie theater sound systems, audio/video receivers and digital speakers. According to several market research firms, including Forward Concepts, Consumer Electronics Association and Intelect, the demand for digital audio systems is expected to grow from 2.2 million units in 1998 to
      85.4 million units in 2004, a compounded annual growth rate of 84.0%.

    - FILMLESS DIGITAL CAMERAS. Filmless digital cameras use JPEG compression technology to capture high resolution images that can be viewed, edited and stored on a computer system and transmitted over telephone lines and computer networks. According to Cahners In-Stat Group, a market research firm, sales of megapixel digital cameras are expected to grow from
      3.6 million units in 1998 to 40.8 million units in 2004, a compounded annual growth rate of 49.9%.

    - PC VIDEO SYSTEMS. JPEG-based PC video systems are used to capture and "cut and paste" video sequences and add special audio and video effects. According to International Data Corporation, sales of video editing systems are expected to grow from 964,000 units in 1998 to 9.2 million units in 2002, a compounded annual growth rate of 75.8%.

    Additional products and markets are developing based on these established compression standards as well as emerging compression technologies such as MLP, a new standard for DVD audio, and MP3, a compression standard for the download of audio recordings from the Internet.

    These established and emerging compression standards specify data formats in which compressed data must be presented in order to enable products from different vendors to interact and permit the capture, transmission, storage and display of audio and video data in digital format. These standards do not specify the compression methodologies to be employed or additional functionality which may be used to enhance or manipulate digital signals. These standards, therefore, do not determine image or sound quality or compression efficiency. For example, data compression may comply with relevant standards despite being poorly processed and containing artifacts which result in image degradation in video applications or poor sound quality in audio applications. As a result there can be significant differences in overall image or sound quality between two solutions based on the same standard. Therefore, integrated circuit manufacturers can differentiate their products on the basis of the quality of their compression solution.

    Historically, as system vendors sought compression solutions, the cost, complexity and time required to compress and decompress data have imposed significant limitations on the use of digital compression. Over the last several years, as cost-effective compression solutions have emerged, product manufacturers have increasingly sought to design and market lower-cost digital audio and video systems and products to address high volume consumer applications. In addition, product manufacturers are facing competitive pressure to introduce their products more rapidly. To address these issues, OEMs seek to integrate multiple functions on individual chips in order to reduce their costs, speed time-to-market and produce smaller products with reduced power consumption. They also seek solutions that can be easily integrated into their commercial and consumer products. The current challenge to manufacturers of compression integrated circuits is, therefore, to provide product manufacturers with high-quality, cost-effective, standards-based solutions that deliver flexible control, image enhancement, audio effects and other functions in addition to high quality compression solutions.

THE ZORAN SOLUTION

    Zoran provides feature-rich, cost-effective, standards-based solutions for a broad range of digital audio and video applications. Zoran was a pioneer in the development of high performance digital signal processor products, and has developed expertise in digital signal processing, integrated circuit design, mathematical algorithms and software development, as well as proprietary digital signal processing, audio and video compression technologies. Zoran applies its multi-disciplinary expertise and proprietary technologies to the development of fully-integrated solutions for high-growth multimedia markets. The key elements of the Zoran solution are:

    STANDARDS-PLUS METHODOLOGY. Zoran has leveraged its broad multi-disciplinary expertise and proprietary digital signal processing and compression technologies to develop what it refers to as "standards-plus" solutions. Zoran has enabled OEMs to improve image and sound quality and deliver superior products to end users by adding more features around compression standards, such as more efficient use of memory, processing and communication resources, as well as audio and image enhancement algorithms. Zoran has also provided OEMs the ability to include OEM-programmable effects, as well as variable compression ratios for video. These "standards-plus" features allow Zoran's customers to differentiate their products from those of their competitors.

    EXPANDABLE AND PROGRAMMABLE ARCHITECTURE. Zoran designs its integrated circuits to enable easy adaptation for a broad range of specific applications. Zoran can vary the architecture of its chips by adding or deleting modules, and can also modify the software embedded in the chips themselves to address specific applications. Zoran also licenses ready-to manufacture "cores"--building blocks of integrated circuits--that can be integrated into its customers' chips. Combined with the enhanced functionality of Zoran's "standards-plus" technology, Zoran's expandable and programmable architecture facilitates product design, upgrades and customization, substantially accelerating our customers' time to market with differentiated products.

    INTEGRATED SYSTEM SOLUTIONS. Zoran helps its customers meet their total system requirements by providing integrated products that combine hardware and software to address required system functions and features on a single integrated circuit or chip set, reducing the number of integrated circuits, and in some cases providing a complete solution on a single chip. As a result, Zoran's customers' total system cost can be reduced and they can concentrate on differentiating their products from those of their competitors. For example, Zoran offers the Camera On A CHip device, or COACH, which includes most of the electronics of a filmless digital camera. Zoran also recently acquired PixelCam, Inc. a high-quality provider of megapixel, CMOS image sources and integrated lens/sensor modules which are also integral sub-systems in digital cameras. By delivering a camera on a chip, and the lens/sensor sub-system Zoran enables its customers to reduce the costs of their products and focus on providing products that meet the needs of their end users.

    COST-EFFECTIVE PRODUCTS. Zoran focuses on reducing the feature size, power requirements and number of integrated circuits necessary to perform required system functions, including compression functions. This reduces Zoran's customers' manufacturing costs for their products which incorporate its integrated circuits, and also reduces the operating costs for these products, enabling the use of Zoran products in a broader range of high volume applications. The modular nature of Zoran's architecture reduces its new product development costs, and enables Zoran design engineers to meet its customers' new product specification and cost parameters.

    COPY-READY SYSTEM REFERENCE DESIGNS. Zoran provides its customers with a broad range of engineering reference boards and products complete with device driver software, embedded software and detailed schematics. These products substantially shorten its customers' product design time.

STRATEGY

    Zoran provides cost-effective, high-performance digital audio and video solutions addressing selected high-growth applications enabled by compression in evolving multimedia markets. Key elements of Zoran's strategy include:

    FOCUS ON HIGH--GROWTH APPLICATIONS. Zoran's strategy is to focus on providing digital audio and video solutions for emerging high-growth consumer electronics, PC and communications applications. Zoran's current focus markets include DVD players and Super Video CD players, digital speakers and audio systems, filmless digital cameras and professional and consumer video editing systems.

    LEVERAGE EXISTING TECHNOLOGY AND EXPERTISE. Zoran intends to continue to identify those markets that it believes have the highest growth potential for its products and to actively pursue those markets. Zoran's proprietary digital signal processing and compression technologies can be used to serve emerging markets for digital audio and video. Potential markets include Internet audio and video appliances, digital television and television set-top boxes, as well as personal digital audio and video devices.

    FURTHER PENETRATE KEY INTERNATIONAL MARKETS. During 1998, Zoran opened an office in Shenzhen, China, and Zoran now makes volume shipments of its integrated circuits to that market. Zoran believes that emerging markets, such as China, Taiwan and Korea present significant market opportunities for consumer electronic products and intends to further extend its international operations to address these emerging markets.

    EXTEND TECHNOLOGICAL LEADERSHIP. Zoran's years of experience in the fields of digital signal processing, integrated circuit design, algorithms and software development have enabled Zoran to become a leader in the development of digital audio and video solutions enabled by compression. Using its multi-disciplinary expertise, Zoran has developed new technologies for compression of digital audio and video. For example, its proprietary bit rate control technology has helped it provide reliable and inexpensive JPEG-based video compression and our proprietary Virtual Multi-Channel Digital, or VMD, technology enables high-quality surround-sound effects from two low-cost audio speakers, rather than the four or five speakers required by other technologies. Zoran intends to continue to invest in research and development in order to maintain its technological leadership.

    EXPAND STRATEGIC PARTNERSHIPS. Zoran works closely in the product development process with leading manufacturers of products that incorporate its integrated circuits. Zoran also works closely with key customers and provides them early access to its technologies. Potential products are designed to meet customer-driven product requirements defined jointly by Zoran and its partners with the partner providing technological input and, in selected cases, a portion of the development funding. This strategy has enabled Zoran to develop products with substantial financial and other assistance while retaining ownership of the technology and ensuring an established customer for the product once development is completed. In some cases, Zoran's strategic partners also provide sales and marketing support. Zoran has also established long-term relationships with strategic partners that provide manufacturing capacity and will seek to develop additional strategic relationships with manufacturers.

MARKETS AND APPLICATIONS

    Zoran's products are currently used in a variety of consumer multimedia and PC applications.

    VIDEO PLAYBACK SYSTEMS

    Currently, three types of digital video playback systems are available for consumer video applications: video CD players, Super Video CD players and DVD players.

    Video CD players are essentially CD audio players with MPEG 1 decoders and a video output. Video CD players offer video playback of near-VCR quality and two-channel stereo audio playback. Compression enables 60 to 70 minutes of video to be stored on a single CD. Video CD players can also play karaoke titles and are particularly popular in China, which we believe will continue to be the primary market for these products. We formerly sold MPEG 1-based products to manufacturers of stand-alone video CD players but are no longer selling these products for this market.

    In 1998, the Chinese government adopted the Super Video CD standard. By utilizing MPEG 2 compression technology as well as graphics, Super Video CD offers substantially higher audio and video quality than is possible with a Video CD player. The Super Video CD standard is replacing Video CD in China.

    DVD players, the latest generation of video playback systems, use MPEG 2 video compression and Dolby Digital or similar audio technology to provide significantly higher quality playback than is possible with VCRs, Video CD or Super Video CD players. DVD players are sold as stand-alone products and are also included in place of CD-ROM drives in some newer PCs, where they are referred to as DVD-ROMs. DVD-ROMs are also sold as upgrade products. The recent growth in the DVD market is demonstrated by the rapidly growing sales of DVD players, the increasing number of models and manufacturers, and the increasing number of DVD titles available for purchase and rent.

    DIGITAL AUDIO SYSTEMS

    Digital audio facilitates enhanced audio playback with features such as multi-channel surround sound and virtual surround sound utilizing two channel technology. Many standards have emerged for the digital compression of audio. Current digital audio compression standards in use include Dolby Digital, DTS, MLP and MP3. Dolby Digital and DTS are competing standards of audio compression for use in multi-channel digital surround sound systems in movie theaters and at home. MLP was developed for audio compression in DVD audio. MP3 is one of the compression standards recognized for the download of audio recordings over the Internet. Zoran's audio integrated circuits incorporate all of these standards. The principal products using compressed digital audio in the consumer market are DVD players, PCs incorporating DVD-ROMs, digital speakers and portable MP3 players.

    FILMLESS DIGITAL CAMERAS

    Filmless digital cameras allow the capture of high resolution images, the viewing, editing and storage of such images on a computer system and their transmission over telephone lines and computer networks. High quality copies of these images can be printed using color printers. In addition, digital cameras can be connected directly to a PC for downloading of pictures and to a television for displaying pictures. The original digital cameras were developed for the professional market and currently sell at prices of $3,000 to $10,000. As technology has advanced and manufacturing costs have decreased, digital cameras for the consumer market have been introduced in the $100 to $1,000 price range. Compression technology has also enabled the development of digital video security cameras and low cost digital video cameras for use with PCs.

    PC VIDEO SYSTEMS

    Historically, professional video editing systems have been comprised of expensive pieces of analog audio and video equipment. Compression technology allows video images to be stored in a computer's memory in sufficient volume to enable capture and "cut and paste" editing to be performed through random access to stored images. As the cost of compression technology has declined, a number of manufacturers have designed low cost digital video capture and editing systems that run on PCs, creating a new category of users in the corporate, education and government markets.

    The availability of universal serial bus, or USB, connectors on most PCs currently being manufactured creates an opportunity for the development of low-cost external video capture and editing accessories that can be easily installed by consumers. We believe that enhanced support of the USB port by the Windows98 operating system and the success of the USB equipped Apple iMac computer will encourage the development of products of this type.

    OTHER APPLICATIONS

    Other existing and potential applications for our audio and video compression technologies include Internet audio and video appliances, digital television and television set-top boxes, as well as personal digital audio and video devices.

TECHNOLOGY

    IMAGE AND VIDEO TECHNOLOGY

    THE JPEG STANDARD. In 1991, the Joint Photographic Experts Group, or JPEG, Committee of the International Standards Organization completed a technical specification for a standard to compress individual digitized images which may consist of still images or consecutive frames of video data. JPEG has been widely adopted for video editing applications, since each frame in the video is individually compressed, allowing cutting and pasting of sequences as well as modification of individual frames. Images are compressed through elimination of spatial redundancies within an image and the filtering of high frequency areas to which the eye is less sensitive. Using these techniques, the JPEG compression standard is able to reduce the data necessary to represent an image without significant degradation of image quality. Still images or motion video can be compressed to varying degrees using JPEG, with greater compression resulting in lower quality. Typically, four-to-one or five-to-one compression yields broadcast image quality while 20-to-1 compression is similar to VHS quality.

    ZORAN JPEG TECHNOLOGY. Zoran's JPEG technology incorporates a proprietary bit rate control algorithm that enables our JPEG-based products to compress any image to a predetermined size while optimizing video quality using pre-selected parameters. Without this feature, the JPEG compression process results in compressed data files of various sizes based on the actual content of the original image given a constant degree of compression. An image with large amounts of visual detail will generate a larger data file than that generated from an image with less detail. Performance of many video applications is hampered by variability in the size of the compressed images in a video sequence, which can result in inefficient use of available memory, bus speed or communication channel capacity or even the loss of images. Zoran's bit rate control is a "standards-plus" solution that uses real-time digital signal processing algorithms to optimize video quality based on pre-selected parameters, which can be programmed by OEMs, without the loss of any image or video frame. Zoran's bit rate control has been incorporated in our JPEG-based devices that are used in video editing systems, filmless and tapeless digital cameras, color scanners, PC-based security systems, video conferencing and other applications. Other features of Zoran's JPEG-based products include their ability to handle a wide range of compression ratios, to perform a "lossless" compression algorithm in the same JPEG device and to rapidly scan or browse a large number of images. Zoran implements these functions in a single integrated circuit while we believe most other manufacturers either offer fewer functions or require multiple chips, resulting in higher manufacturing costs and greater power consumption.

    THE MPEG STANDARDS. In 1991, the Moving Pictures Expert Group, or MPEG, Committee of the International Standards Organization completed a technical specification for a standard to compress moving audio and video into a single data stream. Like JPEG, MPEG 1 removes spatial redundancies from single frames of video data. MPEG 1 improves on JPEG by also removing redundancies that occur between consecutive video frames. Because video represents movement, it is possible to detect and estimate the movement of similar picture elements between video frames, a process called motion estimation. MPEG motion estimation uses the content of previous and future frames to predict the content of the current frame without using its full content. MPEG 1 implements audio compression by exploiting psycho-acoustic masking, taking advantage of the fact that the ear is less sensitive to a quiet note at one frequency when a much louder note is present at a nearby frequency. MPEG 1 often achieves audio compression ratios of six-to-one and video compression ratios of over 100-to-1. MPEG 1 is particularly suitable for low-cost CD-ROM applications due to its low-cost implementation.

    In 1993, the MPEG 2 video committee completed a technical specification to address the more stringent requirements of the broadcast industry. MPEG 2 provides more sophisticated prediction techniques, enabling a compression solution to comprehend video as interlaced fields of data, rather than individual frames. MPEG 2 also allows for operation at higher resolution and at higher bit rates than MPEG 1, resulting in improved image quality for high motion, high detail video. MPEG 2 typically achieves compression ratios of 50-to-1. Because of its higher bit rate, MPEG 2 technology cannot be used in standard CD-ROM applications, but can be used in DVD players.

    ZORAN MPEG TECHNOLOGY. Beginning in 1997, Zoran established itself as a leading provider of MPEG 2 technology for DVD and Super Video CD applications. Zoran introduced the first DVD decoder device integrating digital video with multi-channel digital audio and programmable audio effects for use in DVD players. Zoran also introduced new MPEG compression chip cores that can be integrated into chips manufactured by OEM customers, enabling these customers to reduce the cost of custom chip design and accelerate the time-to-market of their products.

    CMOS TECHNOLOGY. With the widespread availability of inexpensive complementary metal oxide semiconductor, or CMOS, fabrication facilities, image sensor designers are now able to offer a single chip solution to perform the "light-to-bytes" function at a quality level that is competitive with the long established charge coupled device, or CCD, sensor technology, but with far greater operational flexibility and at much lower power consumption. CMOS sensors can scan in a variety of modes and directions and perform analog-domain pre-processing of the signal which may be advantageous from a system perspective. Although the greater pixel circuit complexity results in a larger imager today, progress is being made to both reduce the geometry of the pixel and use more aggressive design rules. The result will be a sensor which provides both cost reduction and performance enhancement paths to the system designer over the traditional CCD-based solution.

    ZORAN'S CMOS TECHNOLOGY. The PixelCam ZR32112 is a high performance 1.3 megapixel CMOS image sensor that is ideal for digital still and video imaging products. With its proprietary Distributed-Pixel Amplifier design, the pixel response is independent of its distance from each column's CDS circuitry. This unique architecture results in an extremely uniform pixel array with low fixed-pattern noise without the need for off-chip background frame subtraction circuitry. The bank of analog front-end circuits quantizes each pixel to 10 bit resolution. This highly parallel approach eases speed requirements on individual analog circuits and reduces overall power consumption. Separate programmable red, green and blue PGA circuits enable analog-domain color balance. The flexibility of the ZR32112 output image format permits the tradeoff between resolution and frame rate. The image output may also be horizontally "mirrored" and vertically "flipped".

    AUDIO TECHNOLOGY

    THE DOLBY DIGITAL STANDARD. In 1992, Dolby Laboratories launched Dolby Digital, an audio compression technique which has emerged as an industry standard. Dolby Digital was developed as a successor to Dolby's Pro-Logic analog technique for use in multi-channel digital surround sound systems. It is currently used in movie theaters comprising over 24,000 screens worldwide and is also used in home theater and computer multimedia applications. Digital compression of audio data allows the storage of full quality multi-channel audio playback in the limited space allocated for audio in video-oriented formats. It also facilitates the seamless integration of sound with compressed video. The Dolby Digital audio compression standard is currently the principal audio compression technique used in DVD players. Dolby Digital has also been adopted as a standard for use in high-definition television and digital cable systems.

    OTHER AUDIO STANDARDS. Other digital audio compression standards currently in use include DTS, an audio compression standard that competes with Dolby Digital, MLP, a compression standard for DVD audio, and MP3, used for the download of audio recordings from the Internet.

    ZORAN AUDIO TECHNOLOGY. Working closely with Dolby Laboratories, Zoran has developed a programmable audio digital signal processing engine with an architecture optimized for Dolby Digital and other demanding audio applications and Zoran was the first to develop a single-chip solution for Dolby Digital decoding. Zoran's Vaddis DVD decoders and audio processors now incorporate this engine to allow systems manufacturers to replace system components with software modules, differentiate their products from their competition, use Zoran's Silicon Software library of advanced audio algorithms, and reduce system costs and time to market. In addition to Dolby Digital, Zoran's DVD decoders and audio processors implement all principal audio compression standards, including DTS, MLP and MP3. Zoran's integrated circuits also include additional functions such as Virtual Multi-Channel Digital, surround sound for headphones, High-Definition CD, karaoke processing and speaker equalization.

PRODUCTS

    Zoran's multimedia product line consists of four principal product families:

    - DVD/Super Video CD--audio and video decompression products based on MPEG, Dolby Digital and DTS;

    - Digital Audio--audio decompression products for use in products using MPEG, Dolby Digital, DTS, MLP, MP3 and other audio technologies;

    - Filmless Digital Cameras--video compression and decompression products based on JPEG technology CMOS sensors; and

    - PC Video--video compression and decompression products based on JPEG technology.

    The following table lists Zoran's principal multimedia integrated circuits currently in production, including the months in which initial production units were first made available to customers:

                                                                    INITIAL
      PRODUCT FAMILY                  PRODUCTS                COMMERCIAL SHIPMENT        PRINCIPAL APPLICATIONS
  DVD and Super Video CD     Vaddis DVD decoder           December 1997                DVD players
                             Super Video CD (ZR36700)
                             Vaddis III Integrated        August 1998
                             DVD decoder (ZR36710)
                             Vaddis IV Integrated         June 1999
                             DVD decoder (ZR36730)
                             SupraAV I Super Video        August 1998                  Super Video CD players
                             CD decoder (ZR36205)
                             SupraAV II Super Video       September 1998
                             CD decoder (ZR36215)
  Digital Audio              6-channel Dolby Digital      December 1994                Home theater
                             decoder (ZR38500)
                             Programmable Digital audio   December 1998                Digital speakers for home
                             processor (ZR38601)                                       theater, computers and
                                                                                       gaming consoles
                             Multi-standard Programmable  December 1998                Audio/video receivers, 3D
                             Digital audio processor                                   headphones
                             (ZR38650)
  Filmless Digital Cameras   Filmless digital camera      February 1999                Filmless digital camera,
                             processor--COACH (ZR36400)                                security
                             Filmless digital camera      September 1999
                             processor--COACH-XL
                             (AR36410)
                             CMOS Sensor (ZR32112)        November 1999
  PC Video                   JPEG codes (ZR36050)         April 1993                   PC video editing, office
                                                                                       automation
                             Integrated converter         February 1995                Color scanners and printers
                             (ZR36016)*
                             JPEG PCI multimedia          February 1997                PC video editing, security
                             controller (ZR36067)
                             PCI multimedia controller    March 1997                   PC video capture
                             (ZR36125)

* Designed and manufactured by a third party and sold by Zoran under its name pursuant to a non-exclusive license. See "Proprietary Rights and Licenses."

    DVD/SUPER VIDEO CD PRODUCTS. In 1997, Zoran introduced the first member of its Vaddis line of DVD decoders, the Vaddis I. During 1998, Zoran introduced the Vaddis II and Vaddis III, and in 1999 Zoran introduced the Vaddis IV. Zoran's Vaddis decoders perform all the audio and video decoding and display requirements of the DVD specification, including MPEG 2 audio and video decoding, Dolby Digital, DTS and MLP audio decoding, on-screen display, decryption required for copyright protection and presentation of graphic information. The Vaddis has additional computation power that can be utilized for customer differentiation features. For example, it can incorporate virtual surround sound algorithms without the addition of hardware. This allows the user to enjoy the theater-like sound obtained from six speakers using a system that includes only two speakers and the Vaddis. The Vaddis IV incorporates a more powerful audio digital signal processor that enables the support of advanced audio algorithms like MPEG 5.1, DTS and audio DVD, which are needed in today's DVD player systems. Vaddis decoders are being used in DVD players manufactured by Sharp, Toshiba and others. The SupraAV is Zoran's single chip solution for the Super Video CD market. This single chip performs all of the audio and video decoding required by the Super Video CD standard and also allows additional features, like karaoke, to be implemented without any additional hardware. Zoran provides a full reference design of a Super Video CD player, based on the SupraAV ZR36215, that helps its customers accelerate their time to market for their players.

    DIGITAL AUDIO PRODUCTS. The ZR38601, a single-chip digital audio processor designed to support the growing PC and home theater digital speaker market, takes advantage of most of the advanced audio algorithms included in Zoran's Silicon Software library. Its eight channel output architecture supports the latest home theater applications, including Dolby Surround EX 6.1 channel sound. The ZR38601's ability to accept six individual channels of audio input also makes it the ideal processor for today's four channel Direct Sound computer games. The ZR38650, a true multi-standard digital audio processor, takes advantage of Zoran's complete Silicon Software library. It is designed to support the large mid and low range audio/video receiver market, while providing features previously available only on more expensive models.

    FILMLESS DIGITAL CAMERA PRODUCTS. Zoran's JPEG technology is used in filmless digital cameras. In September 1999, Zoran introduced the Camera On A CHip, or COACH--an integrated system on a chip solution that includes most of the electronics of a filmless digital camera. The COACH can be connected directly to a high-resolution (up to 4 mega pixel) CCD or CMOS sensor, process the video information in real time, compress the captured image in real time to a Flash memory, interface an LCD or micro display and interface to all types of flash memory. Among the unique capabilities of the COACH is the ability to transfer in real-time, over a USB bus, high quality video to the PC and thus serve also as a PC video camera. The COACH also allows for direct connection to a printer, including color correction and special effects, for the non-PC consumer environment. The COACH is supplemented by a full filmless digital camera reference design, "Cam ON," shortening the time to market for COACH customers. In June 2000, Zoran acquired PixelCam, Inc., a provider of high quality megapixel CMOS image sensors and integrated lens/sensor modules. The PixelCam CMOS sensor products currently deliver CCD image quality with 1.3 megapixel resolution at one-quarter the power dissipation and twice the integration level of CCD sensors. The sensor's architecture is scalable, which will enable higher resolution product offerings as the digital camera OEM's needs change. These products also offer the digital camera manufacturer longer battery life and reduced "time to next shot".

    PC VIDEO PRODUCTS. Zoran's ZR36050 and ZR36060 codecs are compression/decompression devices used for real time encoding and decoding of JPEG video for editing applications. They are fully compliant with JPEG standards. The ZR36050 and ZR36060 utilize Zoran's proprietary bit rate control technology for high quality video capture. The ZR36050 also features a unique, embedded, "lossless" mode that allows customers to elect to use low compression ratio techniques that result in no data loss for applications where quality is the primary consideration. The ZR36050 and ZR36060 can be installed in a chipset that includes the ZR36067 motion controller for PCI board implementation or pre/ post-processing devices such as the ZR36016 integrated color space/raster-to-block converter. The ZR36060 integrates the functions of the ZR36050, ZR36015 and an additional SRAM device in a single chip. The ZR36067 is a PCI motion JPEG controller targeting consumer-priced but professional quality desktop PCI video editing systems.

    INTEGRATED CIRCUIT CORES. Zoran offers multimedia integrated circuit cores which can be incorporated into Zoran's customers' chips. For example, Zoran's latest generation programmable audio digital signal processor engine, the ZR39000, offers extended processing power and software compatibility with all previous generations of our digital audio processors, thus allowing it to use our extensive Silicon Software library. The ZR39000 is designed to be integrated into DVD, television set-top box, home network, and Internet appliance system-on-a-chip applications. Zoran's video decoder core, the ZR4VD1, can be used to reformat and process video from television-type analog format to digital format, enabling video processing by PCs, digital televisions and other video systems. Zoran's video encoder core, the ZR4VE2, enables the conversion of various digital video formats for display on televisions and PC monitors, and can be integrated into graphics integrated circuits, digital televisions, television set-top boxes and digital cameras.

CUSTOMERS

    The following table lists representative customers, as well as other OEMs who purchase Zoran's products through its distributors. Each of these customers and OEMs purchased, directly or indirectly, at least $100,000 of Zoran's products from January 1, 1999 through December 31, 1999:

      PRODUCT FAMILY                                CUSTOMERS                                  OTHER OEMS
 DVD/Super Video CD          Cet                          Optibase                     Quisheng
                             Fly Ring                     Marketa Semiconductor        Sharp
                             Digital Technology           Newell Hong Kong             Toshiba
                             Fujifilm                     Xiaxin
                             Holy Stone Enterprise
 Digital Audio               Acoustic Accessories         Dolby Laboratories           Denon
                             Altec Lansing                Fujifilm                     Hitachi
                             Amega Technology             Gallant Computer
                             Antex                        Minto Optical Industry
                             Boston Acoustics             Vtech Communications
                             Creative Technology          Xiaxin
 PC Video                    Alcom Electronics            Matrox                       Avid
                             Avermedia Technologies       Newer Technology             Lucent Technologies
                             Avex Electronics             Optibase                     Silicon Graphics
                             Edge Electronics             Pinnacle Systems             Sony
                             Electronics for Imaging      SCI Manufacturing Inc.
                             Flash Electronics            Topas Electronic
                             Fujifilm                     Unique Technologies
                             Leadtek Research Inc.
 Filmless Digital Camera     Kinpo Electronics Ltd.       Primax Electronics Ltd.

    Fujifilm purchases Zoran's products primarily as a distributor and resells these products, in many cases under Zoran's own trade name. Fujifilm acts as Zoran's primary distributor in Japan and accounts for most of its product sales in Japan.

    During 1998, sales to Fujifilm accounted for 22.7% of Zoran's total revenues, including 26.5% of product sales, and sales to Pinnacle accounted for 14.3% of revenues, including 18.8% of product sales. During 1999, sales to Fujifilm accounted for 37.3% of Zoran's total revenues, including 41.0% of product sales. During 1998, Zoran's four largest customers accounted for 45.7% of Zoran's revenues, and during 1999, Zoran's four largest customers accounted for approximately 56.9% of our revenues.

RESEARCH AND DEVELOPMENT

    Zoran believes that its future success depends on our ability to continue to enhance its existing products and to develop new products that maintain technological competitiveness and compliance with new standards in rapidly evolving consumer-oriented digital audio and video markets. Zoran attempts to leverage its expertise in the fields of digital signal processing, integrated circuit design, algorithms and software development to maintain our position as a leader in the development of digital audio and video solutions enabled by compression. Accordingly, Zoran devotes a significant portion of its resources to maintaining and upgrading its products to reduce integrated circuit cost, feature size, power consumption and the number of integrated circuits required to perform compression and other functions necessary for the evolving digital audio and video application markets. In addition, Zoran seeks to design integrated circuits and cores, as well as copy-ready reference designs which can reduce the time needed by manufacturers to integrate Zoran's products into their own products.

    Zoran has historically generated a significant percentage of its total revenues from development contracts with its strategic partners. These development contracts provide that Zoran will receive payments upon reaching certain development milestones and that it will retain ownership of the intellectual property developed. Development contracts have enabled Zoran to fund portions of its product development efforts, to respond to the feature requirements of its customers, to accelerate the incorporation of its products into its customers' products and to accelerate the time-to-market of its customers' products. Zoran is currently developing new integrated circuits based on MPEG and Dolby Digital compression standards pursuant to a development contract with Fujifilm, under which Fujifilm is providing a portion of the development funding. Fujifilm has participated directly in product definition for these development programs and has the right to sell resulting products in Japan under its distribution agreement with Zoran. Fujifilm also has the right to manufacture a portion of Zoran's requirements for which it has contributed significant funding.

    Zoran is a party to research and development agreements with the Chief Scientist in Israel's Ministry of Industry and Trade and the Israel-United States Binational Industrial Research and Development Foundation. These organizations fund up to 50% of incurred project costs for approved projects up to contract maximums. The agreements require Zoran to use its best efforts to achieve specified results and to pay royalties at rates of 3% to 5% of resulting product sales and up to 30% of resulting license revenues, up to a maximum of 100% to 150% of the total funding received. Reported research and development expenses are net of these grants, which fluctuate from period to period. Total grants earned in 1998, 1999 and the six months ended June 30, 2000 were $851,000, $484,000 and $158,000, respectively. The terms of Israeli Government participation also contain restrictions on the location of research and development activities, and the terms of the grants from the Chief Scientist prohibit the transfer of technology developed pursuant to these grants to any person without the prior written consent of the Chief Scientist. Zoran is currently engaged in the development of improvements to its Camera On A CHip, or COACH, technology under grant from the Chief Scientist. Although Zoran has received grants from the Chief Scientist and the Foundation in the past, Zoran intends to fund future research and development efforts for new products primarily from its own funds and through research and development arrangements with Zoran's major OEM customers.

    As of June 30, 2000, Zoran had a staff of 102 full-time and 35 part-time research and development personnel, 93 of whom are based in Israel.

SALES AND MARKETING

    Zoran's sales and marketing strategy is to focus on providing compression solutions for manufacturers seeking to design audio and video products for emerging high volume consumer applications. In cooperation with leading manufacturers of audio and video equipment in the commercial and consumer markets, Zoran attempts to identify market segments which have the potential for substantial growth. To implement its strategy, Zoran has established a direct sales force located at several sales and marketing offices, and a worldwide network of independent sales representatives and distributors. In some cases, Zoran's strategic partners also provide sales and marketing support.

    Zoran works closely in the product development process with strategic partners to incorporate our integrated circuits and software into products. Potential products are designed to meet customer-specific product requirements defined jointly by Zoran and its strategic partners with its partners providing technological input, and in some cases, a portion of the development funding. This strategy has permitted Zoran to develop products with substantial financial and other assistance, while retaining ownership of the technology and ensuring an established customer for the product once development is completed. In addition, Zoran's application engineers assist customers in designing their products to incorporate its integrated circuits.

    Zoran's sales are generally made pursuant to purchase orders received between one and six months prior to the scheduled delivery date. Zoran sells its products primarily through its nine-person direct sales staff, of whom four are located in the United States and five are located internationally. Zoran's United States sales staff is primarily responsible for sales in North America, South America and Asia, and its Israeli sales staff is primarily responsible for sales in Europe and the Middle East. In addition, Zoran sells its products indirectly through commissioned sales representatives as well as selected distributors. Zoran typically warrant its products for a 12-month period. To date, Zoran has not experienced material product returns or warranty expense.

    During 1998, Zoran opened an office in Shenzhen, China as part of its effort to capture a leadership position in the Chinese digital audio and video markets. As of June 30, 2000, Zoran had a staff of 22 employees in its China office, including sales, applications and customer support employees.

    Zoran distributes its integrated circuit products in Japan primarily under an agreement with Fujifilm. Under this agreement, Fujifilm acts as the primary distributor in Japan of products developed by Zoran under development contracts with Fujifilm. Fujifilm also sells some of these products in Japan under its own name. Zoran may sell these products directly in Japan only to specified customers and must first buy the products from Fujifilm. Fujifilm also has a nonexclusive license to distribute most of Zoran's products outside of Japan. During 1997, Zoran opened a representative office in Tokyo to help promote its products in Japan and to manage the sale of products not sold through Fujifilm, such as integrated circuit cores and certain JPEG products.

    Zoran sells its Dolby Digital-based products under a perpetual, non-exclusive license from Dolby to sell products that incorporate the Dolby Digital algorithm. Zoran is not required to pay license fees or royalties to Dolby under this agreement. Zoran's customers enter into license agreements directly with Dolby, pursuant to which they pay royalties to Dolby. Under Zoran's agreement with Dolby, Zoran may sell its Dolby Digital-based products only to customers who are licensees of Dolby. To date, most potential customers for Zoran's Dolby Digital-based products are licensees of Dolby. However, the failure or refusal of potential customers to enter into license agreements with Dolby in the future could harm Zorans's sales.

BACKLOG

    Sales of Zoran's products are made pursuant to firm purchase orders. However, sometimes Zoran allows customers to cancel or reschedule deliveries. In addition, purchase orders are subject to price renegotiations and to changes in quantities of products ordered as a result of changes in customers' requirements and manufacturing availability. Zoran's business is characterized by short lead times and quick delivery schedules. As a result of these factors, Zoran does not believe that backlog at any given time is a meaningful indicator of future sales.

MANUFACTURING

    Zoran contracts its wafer fabrication, assembly and testing to independent foundries and contractors, which enables Zoran to focus on its design strengths, minimize fixed costs and capital expenditures and gain access to advanced manufacturing facilities. Zoran's engineers work closely with its foundry partners and subcontractors to increase yields, lower manufacturing costs and assure quality.

    Zoran's primary foundry is Taiwan Semiconductor Manufacturing Company, or TSMC, which has manufactured integrated circuits for Zoran since 1987. TSMC is currently manufacturing Zoran's DVD, audio and JPEG products. In addition, Fujifilm and Samsung manufacture some integrated circuit products for Zoran. Fujifilm is currently manufacturing Zoran's JPEG codec, its JPEG-based converter products and its MPEG 1 decoder. Samsung is currently manufacturing Zoran's COACH products. Zoran's independent foundries fabricate products for other companies and may also produce products of their own design.

    All of Zoran's devices are currently fabricated using standard complementary metal oxide semiconductor process technology with 0.25 micron to 0.8 micron feature sizes. All of Zoran's semiconductor products are currently being assembled by one of three independent contractors, ASE, Amkor or ASAT, and tested by those contractors or other independent contractors.

    Zoran's ZR36050 JPEG codec was developed jointly with Fujifilm and is currently manufactured by Fujifilm pursuant to an agreement that grants Fujifilm the right to manufacture up to 80% of Zoran's requirements for this product, subject to Fujifilm's ability to manufacture the product on substantially the same or better terms and conditions as Zoran could obtain from a third party. This agreement also grants Fujifilm marketing rights in Japan with respect to these products.

    Zoran currently purchases products from all of its foundries under individually negotiated purchase orders. Zoran's agreement with Fujifilm entitles it to obtain wafer foundry services from Fujifilm on most favored pricing and availability terms, subject to Fujifilm's technological capabilities and reasonable limitations as to quality and delivery terms requested by Zoran.

    Zoran does not currently have a long-term supply contract with TSMC or Samsung, and therefore neither TSMC nor Samsung is obligated to manufacture products for Zoran for any specific period, in any specific quantity or at any specified price, except as may be provided in a particular purchase order.

COMPETITION

    Zoran's existing and potential competitors include many large domestic and international companies that have substantially greater resources in the areas of:

    - finance;

    - manufacturing;

    - technology;

    - marketing; and

    - distribution.

    These competitors also have broader product lines and longer standing relationships with customers than Zoran does. Some of Zoran's principal competitors maintain their own semiconductor foundries and may therefore benefit from capacity, cost and technical advantages. In the market for JPEG-based products for desktop video editing applications, Zoran's principal competitors are C-Cube Microsystems and LSI Logic. Cirrus Logic (Crystal Semiconductor), Fujitsu, Motorola, STMicroelectronics and Yamaha are currently shipping Dolby Digital-based audio compression products. C-Cube, ESS, LSI Logic, LuxSonor, Matsushita, National Semiconductor, Oak Technology, STMicroelectronics, Sony and Winbond have introduced integrated audio and video devices for DVD and Super video CD applications. These manufacturers, as well as others, are licensed by Dolby to incorporate Dolby Digital technology in their products. In addition, some manufacturers, including

Sony, incorporate compression technologies other than Dolby Digital in audio products that compete with products using our integrated circuits. In the markets for JPEG-based products for use in filmless digital cameras, Zoran's principal competitors are in-house solutions developed and used by major Japanese OEMs. Texas Instruments and Conexant are providing system-on-a-chip solutions for filmless digital cameras to third parties. In the market for MPEG-based chip core products, Zoran's principal competitors are David Sarnoff Research Center and SICAN Microelectronics.

    Zoran believes that its ability to compete successfully in the rapidly evolving markets for high performance audio and video compression technology depends on a number of factors, including:

    - price, quality, performance and features of Zoran's products;

    - the timing and success of new product introductions by Zoran, its customers and its competitors;

    - the emergence of new industry standards;

    - Zoran's ability to obtain adequate foundry capacity;

    - the number and nature of our competitors in a given market; and

    - general market and economic conditions.

    The markets in which Zoran competes are intensely competitive and are characterized by rapid technological change, declining average unit selling prices and rapid product obsolescence. Zoran expects competition to increase in the future from existing competitors and from other companies that may enter Zoran's existing or future markets with solutions which may be less costly or provide higher performance or more desirable features than Zoran's products.

    The DVD market is just emerging, and additional competitors are expected to enter the market for integrated circuits used in DVD players. Zoran believes that several large Japanese consumer electronics companies may be planning to enter this market and may attempt to develop MPEG 2 hardware or software to compete with Zoran's products. Some of these potential competitors may develop captive implementations for use only with their own PC and commercial and consumer electronics products. This increased competition may result in price reductions, reduced profit margins and loss of market share.

    Historically, average unit selling prices in the semiconductor industry in general, and for Zoran's products in particular, have decreased over the life of a particular product. Zoran expects that the average unit selling prices of its products will continue to be subject to significant pricing pressures. In order to offset expected declines in the average unit selling prices of its products, Zoran will likely need to reduce the cost of its products. Zoran intends to accomplish this by implementing design changes that lower the cost of manufacture, assembly and testing, by negotiating reduced charges by its foundries as and if volumes increase, and by successfully managing our manufacturing and subcontracting relationships. Since Zoran does not operate our own manufacturing, assembly or testing facilities, it may not be able to reduce its costs as rapidly as companies that operate their own facilities. If Zoran fails to introduce lower cost versions of our products in a timely manner or to successfully manage its manufacturing, assembly and testing relationships its business would be harmed.

PROPRIETARY RIGHTS AND LICENSES

    Zoran's ability to compete successfully is dependent in part upon its ability to protect its proprietary technology and information. Although Zoran relies on a combination of patents, copyrights, trademarks, trade secret laws and licensing arrangements to protect some of its intellectual property, Zoran believes that factors such as the technological and creative skills of its personnel and the success of its ongoing product development efforts are more important in maintaining its competitive position. Zoran generally enters into confidentiality or license agreements with its employees, distributors, customers and potential customers and limit access to its proprietary information. Zoran currently holds several U.S. patents, and has additional patent applications pending, that pertain to technologies and processes relating to its current business. Zoran's intellectual property rights, if challenged, may not be upheld as valid, may not be adequate to prevent misappropriation of its technology or may not prevent the development of competitive products. Additionally, Zoran may not be able to obtain patents or other intellectual property protection in the future. In particular, the existence of several consortiums that license patents relating to the MPEG standard has created uncertainty with respect to the use and enforceability of patents implementing that standard. Furthermore, the laws of certain foreign countries in which Zoran's products are or may be developed, manufactured or sold, including various countries in Asia, may not protect Zoran's products or intellectual property rights to the same extent as do the laws of the United States and thus make the possibility of piracy of Zoran's technology and products more likely in these countries.

    Zoran sells its Dolby Digital-based products under a perpetual non-exclusive license from Dolby which permits Zoran to incorporate the Dolby Digital algorithm into its products. Zoran's customers enter into license agreements with Dolby pursuant to which they pay royalties directly to Dolby. Under Zoran's agreement with Dolby, Zoran may sell its Dolby Digital-based products only to customers who are licensees of Dolby. To date, most potential customers for Zoran's Dolby Digital-based products are licensees of Dolby. However, the failure or refusal of potential customers to enter into license agreements with Dolby in the future could harm Zoran's business.

    The semiconductor industry is characterized by vigorous protection and pursuit of intellectual property rights, which have resulted in significant and often protracted and expensive litigation. Zoran or its foundries from time to time are notified of claims that we may be infringing patents or other intellectual property rights owned by third parties. Zoran has been subject to intellectual property claims and litigation in the past and it may be subject to additional claims in the future. In particular, given the uncertainty discussed above regarding patents relating to the MPEG standard, it is difficult for Zoran to assess the possibility that its activities in the MPEG field may give rise to future patent infringement claims. Litigation by or against Zoran relating to patent infringement or other intellectual property matters could result in significant expense to Zoran and divert the efforts of its technical and management personnel, whether or not such litigation results in a determination favorable to it. In the event of an adverse result in any such litigation, Zoran could be required to pay substantial damages, cease the manufacture, use and sale of infringing products, expend significant resources to develop non-infringing technology, discontinue the use of certain processes or obtain licenses to the infringing technology. Licenses may not be offered or the terms of any offered licenses may not be acceptable to Zoran. If Zoran fails to obtain a license from a third party for technology used by it, it could incur substantial liabilities and to suspend the manufacture of products, or the use by Zoran's foundries of certain processes.

EMPLOYEES

    As of June 30, 2000, Zoran had 200 full-time and 38 part-time and contract employees, including 102 full-time and 35 part-time and contract employees primarily involved in research and development activities, 68 in marketing and sales, 22 in finance and administration and 8 in manufacturing control and quality assurance. Zoran has 111 full-time employees and 35 part-time and contract employees based in Israel, including 93 employees who are primarily involved in engineering and research and development. There are 51 individuals at Zoran's facilities in Santa Clara, California. The remaining employees are located in Zoran's international offices in Canada, Japan, Taiwan and China. Zoran believes that its future success will depend in large part on its ability to attract and retain highly-skilled, engineering, managerial, sales and marketing personnel. Competition for such personnel is intense. Zoran's employees are not represented by any collective bargaining unit, and it has never experienced a work stoppage. Zoran believes that its employee relations are good.

PROPERTIES

    Zoran's executive offices, its principal administration, marketing and sales operations and a portion of its research and development operations are located in approximately 24,000 square feet of leased space in Santa Clara, California under a lease expiring in March 2003. Zoran's principal research and development and engineering facilities and the balance of its administration, marketing and sales operations are located in approximately 20,000 square feet of leased space in an industrial park in Haifa, Israel under a lease expiring in 2004. The aggregate annual gross rent for our facilities was approximately $1,010,000 in 1999. Zoran also leases sales offices in Tokyo, Japan and Shenzhen, China. Zoran believes that its current facilities are adequate for its needs for the foreseeable future and that, should it be needed, suitable additional space will be available to accommodate expansion of its operations on commercially reasonable terms.

LEGAL PROCEEDINGS

    Zoran is not a party to any pending legal proceedings which it believes will materially affect its financial condition or results of operations.

                 ZORAN MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

    From Zoran's inception in 1981 through 1991, it derived the substantial majority of its revenue from digital filter processors and vector signal processors used principally in military, industrial and medical applications. In 1989, Zoran repositioned its business to develop and market data compression products for the evolving multimedia markets and discontinued development of digital filter processor and vector signal processor products. In 1994, Zoran discontinued production of these products. Zoran's current lines of digital audio and video products include integrated circuits and related products used in digital versatile disc players, movie and home theater systems, filmless digital cameras and video editing systems.

    Zoran derives most of its revenues from the sale of its integrated circuit products. Historically, average selling prices in the semiconductor industry in general, and for its products in particular, have decreased over the life of a particular product. Average selling prices for its hardware products have fluctuated substantially from period to period, primarily as a result of changes in its customer mix of original equipment manufacturer, or OEM, sales versus sales to distributors and the transition from low-volume to high-volume production. In the past, Zoran reduced the prices of some of its products in order to better penetrate the consumer market. Zoran believes that, as its product lines continue to mature and competitive markets evolve, it is likely to experience further declines in the average selling prices of its products, although it cannot predict the timing and amount of such future changes with any certainty.

    Zoran's cost of product sales consists primarily of fabrication costs, assembly and test costs, and the cost of materials and overhead from operations. If Zoran is unable to reduce its cost of product sales to offset anticipated decreases in average selling prices, its product gross margins will decrease. Zoran's product gross margin is also dependent on product mix and on the percentage of products sold directly to its OEM customers versus indirectly through its marketing partners who purchase its products at lower prices but absorb most of the associated marketing and sales support expenses, maintain inventories and provide customer support and training. Lower gross margins on sales to distributors are partially offset by reduced selling and marketing expenses related to such sales. Product sales in Japan are primarily made through Fujifilm, Zoran's strategic partner and distributor in Japan. Fujifilm provides more sales and marketing support than Zoran's other distributors. Zoran expects both product and customer mix to continue to fluctuate in future periods, causing further fluctuations in margins.

    Zoran also derives revenue from licensing its software and other intellectual property. Licensing revenue includes one-time license fees and royalties based on the number of units distributed by the licensee. In addition, Zoran has historically generated a significant percentage of its total revenues from development contracts, primarily with key customers, although development revenue has declined as a percentage of total revenues over the past several years. These development contracts have provided Zoran with partial funding for the development of some of its products. These development contracts provide for license and milestone payments which are recorded as development revenue. Zoran classifies all development costs, including costs related to these development contracts, as research and development expenses. Zoran retains ownership of the intellectual property developed by it under these development contracts. While Zoran intends to continue to enter into development contracts with certain strategic partners, it expects development revenue to continue to decline as a percentage of total revenues.

    Zoran research and development expenses consist of salaries and related costs of employees engaged in ongoing research, design and development activities and costs of engineering materials and supplies. Zoran is also a party to research and development agreements with the Chief Scientist in

Israel's Ministry of Industry and Trade and the Israel-United States Binational Industrial Research and Development Foundation, which fund up to 50% of incurred project costs for approved products up to specified contract maximums. These agreements require Zoran to use its best efforts to achieve specified results and require Zoran to pay royalties at rates of 3% to 5% of resulting product sales, and up to 30% of resulting license revenues, up to a maximum of 100% to 150% of total funding received. Reported research and development expenses are net of these grants, which fluctuate from period to period. Zoran believes that significant investments in research and development are required for it to remain competitive and we expect to continue to devote significant resources to product development, although such expenses as a percentage of total revenues may fluctuate.

    Zoran's selling, general and administrative expenses consist primarily of employee-related expenses, royalties, sales commissions, product promotion and other professional services. Zoran expects that selling, general and administrative expenses will continue to increase to support its anticipated growth.

    Zoran conducts a substantial portion of its research and development and certain sales and marketing and administrative operations in Israel through its wholly-owned Israeli subsidiary. As a result, some of Zoran's expenses are incurred in New Israeli Shekels. To date, substantially all of Zoran's product sales and its development and licensing revenue have been denominated in U.S. dollars and most costs of product sales have been incurred in U.S. dollars. Zoran expects that most of its sales and costs of sales will continue to be denominated and incurred in U.S. dollars for the foreseeable future. Zoran has not experienced material losses or gains as a result of currency exchange rate fluctuations and has not engaged in hedging transactions to reduce its exposure to such fluctuations. Zoran may in the future elect to take appropriate action to reduce its foreign exchange risk.

    Zoran's effective income tax rate has benefited from the availability of net operating losses which it has utilized to reduce taxable income for U.S. federal income tax purposes and by its Israeli subsidiary's status as an "approved enterprise" under Israeli law, which provides a ten-year tax holiday for income attributable to a portion of its operations in Israel. Zoran's U.S. federal net operating losses expire at various times between 2000 and 2009, and the benefits from its subsidiary's approved enterprise status expire at various times beginning in 2003.

    In June 1999, Zoran sold to MGI Software of Canada the intellectual property related to Zoran's SoftDVD product line and transferred to MGI certain related software development and support resources in exchange for cash, MGI common stock and future royalties. Zoran's results for the second quarter of 1999 include a $732,000 gain realized from this transaction which is reported as part of interest and other income or expense. In connection with this transaction, Zoran also recorded a charge that reduced software, licensing and development revenue for the quarter by $517,000 for possible issues related to receivables associated with the SoftDVD product line. The net impact of the MGI transaction on its operating results was an after-tax gain of $172,000, or $0.01 per share on a diluted basis. This gain does not reflect the potential future economic benefit that may be derived from this transaction and realized in future periods in the form of royalties. Zoran does not currently expect, however, that these royalties will have a material impact on quarterly revenues for the foreseeable future. In addition, the shares of MGI stock received by Zoran as part of this transaction are subject to future appreciation or depreciation. Zoran's software revenues have declined significantly as a result of the sale of the SoftDVD product line.

    On June 29, 2000, Zoran acquired PixelCam, Inc., a manufacturer of megapixel CMOS image sensors and integrated lens/sensor modules, in exchange for 370,832 shares of Zoran common stock and options to purchase 4,168 shares of Zoran common stock with an aggregate value of $24.6 million. Of the Zoran common stock issued in the acquisition, 123,612 shares are subject to repurchase by Zoran until the satisfaction of vesting periods applicable to the PixelCam shares for which they were exchanged. Additional shares of Zoran common stock are contingently issuable to former PixelCam stockholders upon achievement of certain milestones. Any contingent consideration will be valued and recorded as of the date the satisfaction of the applicable milestones becomes probable. The acquisition was accounted for under the purchase method of accounting. In connection with the acquisition, Zoran recorded a one-time charge of $6.8 million as a write-off of purchasers in process research and development and recorded goodwill and other intangible assets of $18.0 million.

RESULTS OF OPERATIONS

    The following table sets forth consolidated statement of operations data as a percentage of total revenues for the periods indicated:

                                                            YEARS ENDED DECEMBER         SIX MONTHS ENDED
                                                                    31,                      JUNE 30,
                                                       ------------------------------   -------------------
                                                         1997       1998       1999       1999       2000
                                                       --------   --------   --------   --------   --------
Revenues:
  Product sales......................................    72.8%      75.7%      85.8%      79.2%      83.9%
  Software, licensing and development................    27.2       24.3       14.2       20.8       16.1
                                                        -----      -----      -----      -----      -----
    Total revenues...................................   100.0      100.0      100.0      100.0      100.0
                                                        -----      -----      -----      -----      -----
Costs and expenses:
  Cost of product sales..............................    35.7       43.1       46.3       42.2       47.1
  Research and development...........................    30.7       30.6       20.5       29.4       19.8
  Selling, general and administrative................    24.9       26.1       23.1       25.7       23.5
                                                        -----      -----      -----      -----      -----
    Total costs and expenses.........................    91.3       99.8       89.9       97.3      109.0
                                                        -----      -----      -----      -----      -----
Operating income (loss)..............................     8.7        0.2       10.1        2.7       (9.0)
Interest and other income, net.......................     2.8        2.4        2.6        3.8       11.5
Income before income taxes...........................    11.5        2.6       12.7        6.5        2.5
Provision for income taxes...........................     2.1        0.5        1.9        1.3        3.2
                                                        -----      -----      -----      -----      -----
Net income (loss)....................................     9.4%       2.1%      10.8%       5.2%      (0.6)%
                                                        -----      -----      -----      -----      -----

    SIX MONTHS ENDED JUNE 30, 2000 COMPARED TO SIX MONTHS ENDED JUNE 30, 1999

    REVENUES. Total revenues increased by 43.0% to $36.5 million in the six months ended June 30, 2000 from $25.5 million for the same period in 1999. For the six months ended June 30, 2000, product revenues were $30.6 million, compared to $20.2 million for the same period in 1999, an increase of 51.5%. Fueling the growth in product revenue were the DVD and audio product lines. Software, licensing and development revenue were $5.9 million for the six months ended June 30, 2000, compared to $5.3 million for the same period in 1999, representing an increase of 10.9%. These changes were primarily due to the timing of significant new licensing contracts, as well as the timing of revenue recognition on development contracts.

    PRODUCT GROSS MARGIN. Product gross margins declined to 43.8% of product revenues in the six months ended June 30, 2000, compared to 46.7% for the same period in 1999. The decrease was due to a product sales mix that included a decreased percentage of higher-margin products and a lower percentage of products sold directly to OEM customers.

    RESEARCH AND DEVELOPMENT. Research and development expenses declined by 4.0% to $7.2 million in the six months ended June 30, 2000, from $7.5 million in the same period in 1999. As a percentage of revenues, research and development expenses decreased to 19.8% for the six months ended June 30, 2000, compared to 29.4% for the same period of 1999.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses were $8.6 million for the six months ended June 30, 2000, compared to $6.5 million for the same period of 1999. The increase was primarily due to increased efforts in the development of the China market and greater commission expense related to increased sales volume. As a percentage of revenues, selling, general and administrative expenses were 23.5% for the six months ended
June 30, 2000, compared to 25.7% for the same period of 1999. This decrease as a percent of revenues was due to the increase in revenues in 2000.

    INTEREST AND OTHER INCOME (EXPENSE), NET. Net interest and other income for the six months ended June 30, 2000 was $4.2 million, an increase of 331.3% compared to the same period in 1999. The increase resulted primarily from increased interest income on higher cash balances following a follow-on public offering of common stock in December 1999.

    PROVISION FOR INCOME TAXES. Zoran's estimated effective tax rate remained at 15% for the six months ended June 30, 2000, the same as 1999's effective tax rate.

    YEAR ENDED DECEMBER 31, 1999 COMPARED TO YEAR ENDED DECEMBER 31, 1998

    REVENUES. Total revenues increased by 39.5% to $61.7 million in 1999 from $44.2 million in 1998. Product sales increased by 58.0% to $52.9 million in 1999 from $33.5 million in 1998. The increase in product sales resulted primarily from increased unit sales of DVD and Super Video CD products. Software, licensing and development revenue decreased by 18.3% to $8.8 million in 1999 from $10.8 million in 1998. This decrease was principally due to a decline in software licensing revenue following the sale of our SoftDVD product line in June 1999 and, to a lesser degree, a decline in development revenue. These decreases were partially offset by increased revenue from licenses of our integrated circuit cores.

    PRODUCT GROSS MARGIN. Product gross margin increased to 46.1% for 1999 compared to 43.1% for 1998. The increase was due to a shift in product mix to a higher percentage of higher-margin products, a shift in customer mix to a greater percentage of direct sales to OEM customers and lower per-unit manufacturing costs as a result of increased unit sales.

    RESEARCH AND DEVELOPMENT. Research and development expenses decreased by 6.6% to $12.7 million in 1999 from $13.5 million in 1998. Research and development expenses in 1999 were net of reimbursements in the amounts of $484,000 under product development agreements with the Chief Scientist. For 1998, Chief Scientist reimbursements were $851,000. Gross research and development expenses decreased as a result of a decline in software development activities in the second half of 1999 following the sale of our SoftDVD product line in June 1999. Research and development expenses decreased as a percentage of total revenues to 20.5% in 1999, compared to 30.6% in 1998.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses increased by 23.4% to $14.3 million in 1999 from $11.5 million in 1998. The increase was primarily due to increased sales and marketing expenses related to product market development and to support planned revenue growth in China.

    INTEREST AND OTHER INCOME (EXPENSE), NET. Net interest and other income increased by 48.0% to $1.6 million in 1999 from $1.1 million in 1998. The increase resulted primarily from a $732,000 gain realized from the sale of our SoftDVD product line in the second quarter of 1999.

    PROVISION FOR INCOME TAXES. Zoran's estimated effective tax rate decreased to 15.0% for 1999 from 20.0% in 1998, as a result of increasing foreign operations taxed at lower rates.

    YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

    REVENUES. Total revenues decreased by 1.6% to $44.2 million in 1998 from $44.9 million in 1997. Product sales increased by 2.3% to $33.5 million in 1998 from $32.7 million in 1997. The increase in product sales resulted primarily from increased unit sales of DVD and Super Video CD products. Software, licensing and development revenues decreased by 11.9% to $10.8 million in 1998 from $12.2 million in 1997. This decrease was due to a reduction in royalties from our SoftPEG product.

    PRODUCT GROSS MARGIN. Product gross margin decreased by 15.5% to 43.1% in 1998, compared to 51.0% in 1997. The decrease was due to a product sales mix that included an increased percentage of lower margin products, and higher manufacturing costs during 1998.

    RESEARCH AND DEVELOPMENT. Research and development expenses decreased by 1.7% to $13.5 million in 1998 from $13.8 million in 1997. Research and development expenses in 1998 were net of reimbursements in the amounts of $851,000 under product development agreements with the Chief Scientist. There were no such reimbursements during 1997. Gross research and development expenses increased as a result of our planned enhancement to our technology and development capabilities. Research and development expenses decreased as a percentage of total revenues to 30.6% in 1998, compared to 30.7% in 1997.

    SELLING, GENERAL AND ADMINISTRATIVE. Selling, general and administrative expenses increased by 3.1% to $11.5 million in 1998 from $11.2 million in 1997. The increase was primarily due to increased sales and marketing expenses related to product market development and to support planned revenue growth in China.

    INTEREST AND OTHER INCOME (EXPENSE), NET. Net interest and other income decreased by 14.9% to $1.1 million in 1998 from $1.3 million in 1997. The decrease resulted primarily from decreased interest income as a result of lower balances of cash, cash equivalents and short-term investments.

    PROVISION FOR INCOME TAXES. Our estimated effective tax rate increased to 20.0% for 1998 from 18.0% in 1997.

LIQUIDITY AND CAPITAL RESOURCES

    During 1999 and the first six months of 2000, Zoran's capital requirements were satisfied primarily by cash flows from operations. In December 1999, Zoran received net proceeds of $112.9 million from a public offering of its common stock. At June 30, 2000, Zoran had $15.4 million of cash and cash equivalents, $93.2 million of short-term investments and $122.5 million of working capital.

    Zoran's operating activities provided cash of $7.0 million in 1999, and $5.6 million in the six months ended June 30, 2000, primarily due to net income, adjusted for the non-cash impact of depreciation and amortization. An increase in accounts receivable, due to the increase in revenues during 1999, was offset by increases in accrued expenses, accounts payable and by the non-cash impact of depreciation and amortization. In the six months ended June 30, 2000, a one-time charge of $6.8 million for the write off of purchased in-process research and development contributed to cash flow. Increases in inventory and prepaid expenses were partially offset by an increase in accounts payable and accrued expenses.

    Cash used in investing activities was $118.2 million during 1999. In 1999, capital equipment expenditures accounted for $2.8 million of the cash used while the purchase of short-term investments used $115.4 million. Cash used in the six months ended June 30, 2000 principally reflected purchases of long-term equity investments and capital equipment.

    Cash provided by financing activities was $115.6 million in 1999 and $1.5 million in the six months ended June 30, 2000. Cash provided in 1999 primarily consisted of net proceeds of $112.9 million from our public offering of common stock in December 1999, with the remainder consisting of proceeds from the issuance of common stock under our employee stock option and stock purchase plans. Cash provided in the six months ended June 30, 2000 consisted principally of proceeds from the issuance of common stock under Zoran's employee stock option and stock purchase plans.

    Zoran believes that its current balances of cash, cash equivalents and short-term investments, and anticipated cash flow from operations, will satisfy its anticipated working capital and capital expenditure requirements at least through the next twelve months. Nonetheless, Zoran's future capital requirements may vary materially from those now planned and will depend on many factors, such as:

    - the levels at which Zoran maintains inventory and accounts receivable;

    - the market acceptance of Zoran's products;

    - the levels of promotion and advertising required to launch Zoran's new products or to enter markets and attain a competitive position in the marketplace;

    - Zoran's business, product, capital expenditure and research and development plans and technology roadmap;

    - volume pricing concessions;

    - capital improvements to new and existing facilities;

    - technological advances;

    - the response of competitors to Zoran's products; and

    - Zoran's relationships with its suppliers and customers.

    In addition, Zoran may require an increase in the level of working capital to accommodate planned growth, hiring and infrastructure needs. Additional capital may also be required for any acquisitions of businesses, products or technologies.

    To the extent that Zoran's existing resources and cash generated from operations, are insufficient to fund its future activities, it may need to raise additional funds through public or private financings or borrowings. If additional funds are raised through the issuance of debt securities, these securities could have rights, preferences and privileges senior to holders of common stock, and the terms of this debt could impose restrictions on Zoran's operations. The sale of additional equity or convertible debt securities could result in additional dilution to our stockholders. Zoran cannot be certain that additional financing will be available in amounts or on terms acceptable to it, if at all. If Zoran is unable to obtain this additional financing, it may be required to reduce the scope of its planned product development and sales and marketing efforts, which could harm its business, financial condition and operating results.

STOCK OPTION REPRICING

    In August 1998, Zoran's employees were offered the opportunity to reprice their options. Repricing was conditional on employees accepting the restart of their vesting schedule. The vesting schedule would however, revert back to the original schedule if Zoran meets significant performance goals. At the end of 1999, Zoran did, in fact, meet these performance goals and vesting schedules of the repriced stock options reverted to their original vesting timetable. Substantially all options with an exercise price in excess of $5.94 were cancelled and replaced with new options having an exercise price of $5.94, the market price on the date that the employees accepted the repricing. A total of 924,164 shares were repriced.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

    Zoran is exposed to financial market risks including changes in interest rates and foreign currency exchange rates.

    The fair value of Zoran's investment portfolio or related income would not be significantly impacted by either a 10% increase or decrease in interest rates due mainly to the short-term nature of the major portion of its investment portfolio.

    A majority of Zoran's revenue and capital spending is transacted in U.S. dollars, although a portion of the cost of its operations, relating mainly to its personnel and facilities in Israel, is incurred in New Israeli Shekels. Zoran has not engaged in hedging transactions to reduce its exposure to fluctuations that may arise from changes in foreign exchange rates. Based on Zoran's overall currency rate exposure at June 30, 2000, a near-term 10% appreciation or depreciation of the New Israeli Shekel would have an immaterial affect on its financial condition.

                                ZORAN MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The names of Zoran's executive officers and directors and their ages as of August 31, 2000 are as follows:

NAME                            AGE                              POSITION
----                          --------   --------------------------------------------------------
Levy Gerzberg, Ph.D.........     55      President, Chief Executive Officer and Director
Uzia Galil..................     75      Chairman of the Board of Directors
Aharon Aharon...............     46      Senior Vice President and Chief Operating Officer
                                         Senior Vice President, Business and Strategic
Isaac Shenberg, Ph.D........     49      Development
Bruce Renouard..............     39      Vice President, Worldwide Sales
                                         Vice President, Audio Products and Intellectual
Paul R. Goldberg............     55      Properties
Karl Schneider..............     45      Vice President, Finance and Chief Financial Officer
Shmuel Farkash, Ph.D........     43      Vice President, Video Products
Alon Ironi..................     36      Vice President, Engineering, General Manager, Israel
James D. Meindl.............     67      Director
Arthur B. Stabenow..........     61      Director
Philip M. Young.............     60      Director

    LEVY GERZBERG was a co-founder of Zoran in 1981 and has served as its President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as Zoran's President from 1981 to 1984 and as its Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

    AHARON AHARON joined Zoran as Vice President, Engineering--Haifa Operations in February 1997 and was elected Vice President, Engineering in August 1997 and Senior Vice President and Chief Operating Officer in October 1998. From 1983 to February 1997, Mr. Aharon was employed by IBM in a variety of engineering and management positions, including Senior Manager of VLSI Design Tools from 1993 to February 1997 and Design Automation Manager from 1989 to 1993. Mr. Aharon holds a B.S. and M.S. in Electrical Engineering from the Technion-Israel Institute of Technology.

    ISAAC SHENBERG has served as Vice President, Sales and Marketing of Zoran since January 1995 and as Senior Vice President, Business and Strategic Development since October 1998. From August 1990 to January 1995, Dr. Shenberg served as Zoran's Product Line Business Manager. Dr. Shenberg holds a Ph.D. in Electrical Engineering from Stanford University and a B.S. and M.S. in Electrical Engineering from the Technion-Israel Institute of Technology.

    BRUCE RENOUARD joined Zoran as Vice President, Worldwide Sales in September 1999. From August 1997 to September 1999, Mr. Renouard served as Director of Worldwide Market Development for IDT/Centour, a semiconductor company. From December 1995 to August 1997, Mr. Renouard served as National Distribution Sales Manager of Cyrix Corporation, a semiconductor company. From April 1993 to December 1995, Mr. Renouard served as District Sales Manager for Cyrix. Mr. Renouard holds a B.S.E.E. in Electrical Engineering from Southern Methodist University.

    PAUL R. GOLDBERG  joined Zoran as Vice President, Systems Solutions in
June 1996 and was elected Vice President, Audio Products in October 1998. From April 1991 to June 1996, Mr. Goldberg was employed as film products group leader at Dolby Laboratories, Inc. From 1988 to 1990, Mr. Goldberg was Director of the Tandy Electronic Research Center. From 1979 to 1988, Mr. Goldberg was employed by Wavetek Incorporated and its spin-off, Advanced Image Data, most recently as Vice President of Research and Development and Market Development of AID. Prior thereto, Mr. Goldberg was employed by Smith Kline Instruments, most recently as Director of Biomedical Research and Development. Mr. Goldberg holds a B.S. in Electrical Engineering from the University of Minnesota.

    KARL SCHNEIDER joined Zoran as Corporate Controller in January 1998 and was elected Vice President, Finance and Chief Financial Officer in July 1998. From September 1996 through 1997, Mr. Schneider served as Controller for the Film Measurement and Robotics and Integrated Technologies divisions of KLA-Tencor, a semiconductor equipment company. Mr. Schneider served as the Corporate Controller for SCM Microsystems, Inc. from October 1995 to September 1996, Controller for Reply Corporation from January 1994 to September 1995, Director of Finance for Digital F/X from October 1992 to January 1994 and Controller for Flextronics from September 1987 through June 1991. Mr. Schneider holds a B.S. in Business Administration from San Diego State University.

    SHMUEL FARKASH joined Zoran in March 1992 as a senior research and development engineer. In February 1994 Dr. Farkash became our marketing and sales manager for Europe. In June 1996 Dr. Farkash became Director of Marketing for the JPEG product line. In July 1998, Dr. Farkash was elected Vice President, Video Products, with responsibilities for the JPEG and DVD product lines.
Dr. Farkash holds a Ph.D., M.S., and a B.S. in Electrical Engineering from the Technion.

    ALON IRONI joined Zoran as a system engineer in March 1993. Mr. Ironi subsequently served as our Manager, System Engineering and Manager, Architecture and Algorithms. Mr. Ironi was elected Vice President, Engineering, Israel in January 1999. From March 1990 to March 1993, Mr. Ironi served as a DSP software engineer for the DSP Group. Mr. Ironi holds a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology.

    UZIA GALIL has been a director of Zoran since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil currently serves as President and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with electronic commerce and medical information media, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic
Industries Ltd., an Israeli high technology holding company, where he also served as Chairman of the Board. From January 1981 until leaving Elron, Mr. Galil also served as Chairman of the board of directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the boards of directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a member of the boards of directors of Orobotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion-Israel Institute of Technology. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, and an honorary doctorate from the Ben-Gurion University of the Negev in Israel.
Mr. Galil is also a recipient of the Israel Prize.

    JAMES D. MEINDL has been a director of Zoran since March 1986. Dr. Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as Provost and Senior Vice President of Academic Affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and Digital Microwave Corporation.

    ARTHUR B. STABENOW  has been a director of Zoran since November 1990.
Mr. Stabenow has been principally engaged as a private investor since
January 1999. From March 1986 to January 1999 Mr. Stabenow was employed as Chief Executive Officer of Micro Linear Corporation, a semiconductor company.
Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

    PHILIP M. YOUNG has been a director of Zoran since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of The Immune Response Corporation, Vical Incorporated and 3Dfx Interactive, Inc.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF ZORAN

    The following table sets forth information concerning the beneficial ownership of common stock of Zoran as of June 30, 2000 by the following:

    - each person or entity who is known by Zoran to own beneficially more than 5% of the outstanding shares of Zoran common stock;

    - each of Zoran's current directors;

    - Zoran's chief executive officer and its four other most highly compensated officers; and

    - all directors and executive officers of Zoran as a group.


                                                                    PERCENT OF          PERCENT OF
                                                                   COMMON STOCK        COMMON STOCK
                                                     NUMBER OF      OUTSTANDING      OUTSTANDING AFTER
NAME                                                 SHARES(1)   BEFORE THE MERGER      THE MERGER
----                                                 ---------   -----------------   -----------------
5% STOCKHOLDERS:
Elron Electronic Industries Ltd....................    493,965          3.4%                2.9%
 Advanced Technology Center
  P.O. Box 1513
  Haifa 31015, Israel

EXECUTIVE OFFICERS AND DIRECTORS:
Levy Gerzberg, Ph.D. (2)...........................    369,284          2.5                 2.1
Isaac Shenberg, Ph.D. (3)..........................     95,978            *                   *
Aharon Aharon (4)..................................     90,628            *                   *
Karl Schneider (5).................................     53,733            *                   *
Uzia Galil (6).....................................     50,649            *                   *
James D. Meindl, Ph.D. (7).........................     40,547            *                   *
Philip M. Young (8)................................     40,495            *                   *
Arthur B. Stabenow (9).............................     29,781            *                   *
Paul R. Goldberg (10)..............................     29,724            *                   *
All directors and executive officers as a group (14
  persons) (11)....................................    997,779          6.5%                5.5%


------------------------

*   Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after June 30, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Stock Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Includes 341,323 shares subject to stock options that are currently exercisable.

 (3) Includes 93,785 shares subject to stock options that are currently exercisable.

 (4) Includes 88,500 shares subject to stock options that are currently exercisable.

 (5) Includes 51,800 shares subject to stock options that are currently exercisable.

 (6) Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes 34,400 shares subject to stock options that are currently exercisable.

 (7) Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 34,400 shares subject to stock options that are currently exercisable.

 (8) Includes 35,666 shares subject to stock options that are currently exercisable.

 (9) Includes 14,400 shares subject to stock options that are currently exercisable.

 (10) Includes 27,188 shares subject to stock options that are currently exercisable.

 (11) Includes 914,049 shares subject to stock options that are currently exercisable.

               INFORMATION REGARDING ZORAN EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table contains information concerning the compensation received for services rendered to Zoran during the years ended December 31, 1997, 1998 and 1999 by the Chief Executive Officer of Zoran and the four other most highly compensated executive officers of Zoran whose total salary and bonus for such fiscal year exceeded $100,000, collectively, the "named executive officers":

                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL                 OPTIONS
                                                           COMPENSATION              GRANTED     ALL OTHER
NAME AND PRINCIPAL POSITION                       YEAR      SALARY (1)     BONUS     (SHARES)   COMPENSATION
---------------------------                     --------   ------------   --------   --------   ------------
Levy Gerzberg, Ph.D...........................    1999       $300,011     $225,000     55,000      $   237(2)
President and Chief Executive Officer             1998       $294,270           --    231,666      $   154(2)
                                                  1997       $270,095     $100,000     75,000      $   538(2)

Paul R. Goldberg..............................    1999       $159,723     $ 24,000     15,000      $   157(2)
Vice President, Audio Products and                1998       $149,209           --     55,000      $   120(2)
  Intellectual Property                           1997       $136,166     $ 58,750     10,000      $   518(2)

Isaac Shenberg, Ph.D..........................    1999       $155,167     $ 55,000     20,000      $36,117(3)
Senior Vice President, Business and Strategic     1998       $152,574           --     55,000      $24,430(3)
  Development                                     1997       $120,542     $ 50,000     40,000      $44,169(3)

Aharon Aharon (4).............................    1999       $205,584     $ 72,000     30,000      $28,238(2)(3)
Senior Vice President and Chief Operating         1998       $161,582           --    110,000      $28,652(3)
  Officer                                         1997       $122,653     $ 45,000     60,000      $34,053(3)

Karl Schneider (5)............................    1999       $158,653     $ 50,000     15,000      $   153(2)
Vice President, Finance and Chief Financial       1998       $122,152           --     50,000      $   125(2)
  Officer

------------------------

(1) Includes amounts (if any) deferred under Zoran's 401(k) Plan.

(2) Represents or includes premiums paid by Zoran with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Goldberg, Aharon and Schneider.

(3) Consists of (i) premiums paid by Zoran under an insurance policy that covers certain severance and other benefits that may be payable to the Named Executive Officer and (ii) contributions by Zoran toward a continuing education fund for his benefit. Zoran paid insurance premiums for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of $24,507 and $24,695, respectively, in 1999, $21,080 and $25,300, respectively, in 1998 and $19,086 and $17,580, respectively, in 1997. In addition, Zoran made continuing education contributions for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of $11,610 and $3,373, respectively, in 1999, $3,350 and $3,352, respectively, in 1998 and $9,041 and $9,200, respectively, in 1997.

(4) Mr. Aharon joined Zoran as an officer in February 1997.

(5) Mr. Schneider joined Zoran as an employee in January 1998 and became an executive officer in July 1998. The reported compensation for 1998 includes compensation earned by Mr. Schneider during the full fiscal year.

OPTION GRANTS

    The following table sets forth information concerning grants of options to purchase Zoran's common stock made during the year ended December 31, 1999 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                            INDIVIDUAL GRANTS IN FISCAL 1999                       VALUE AT ASSUMED
                            -----------------------------------------------------------------    ANNUAL RATES OF STOCK
                               NUMBER OF         % OF TOTAL                                     PRICE APPRECIATION FOR
                              SECURITIES      OPTIONS GRANTED                                       OPTION TERM (1)
                              UNDERLYING      TO EMPLOYEES IN      EXERCISE OR     EXPIRATION   -----------------------
NAME                        OPTIONS GRANTED   FISCAL YEAR (2)    BASE PRICE (3)       DATE         5%           10%
----                        ---------------   ----------------   ---------------   ----------   ---------   -----------
Levy Gerzberg, Ph.D.......      55,000(4)           7.9%             $20.375         8/4/09     $704,755    $1,785,988
Paul R. Goldberg..........      15,000(4)           2.1%             $20.375         8/4/09     $192,206    $  487,087
Isaac Shenberg, Ph.D......      20,000(4)           2.9%             $20.375         8/4/09     $256,274    $  649,450
Aharon Aharon.............      30,000(4)           4.3%             $20.375         8/4/09     $384,412    $  974,175
Karl Schneider............      15,000(4)           2.1%             $20.375         8/4/09     $192,206    $  487,087

------------------------

(1) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent Zoran's estimate or projection of future Zoran common stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of Zoran, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(2) Zoran granted options to purchase an aggregate of 698,803 shares of Zoran common stock during the year.

(3) All options were granted at an exercise price equal to the fair market value of the Zoran common stock on the date of grant.

(4) The option is fully exercisable from the date of grant, subject to Zoran's right to repurchase any unvested shares at the original purchase price upon the optionee's termination as an employee. The shares vests in 48 equal monthly installments from the date of grant.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table sets forth information concerning the stock options held as of December 31, 1999 by the named executive officers:

                  OPTION EXERCISES AND YEAR-END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                               SHARES UNDERLYING               IN-THE-MONEY OPTIONS
                                                           UNEXERCISED OPTIONS AS OF                  AS OF
                                SHARES                         DECEMBER 31, 1999               DECEMBER 31, 1999(1)
                              ACQUIRED ON     VALUE      ------------------------------   ------------------------------
NAME                           EXERCISE      REALIZED    EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE(2)   UNEXERCISABLE
----                          -----------   ----------   --------------   -------------   --------------   -------------
Levy Gerzberg...............    145,000     $3,650,850      361,323                --      $17,635,838             --
Paul R. Goldberg............     10,312     $  156,882       56,250                --        2,585,287             --
Isaac Shenberg..............     27,000     $  806,638       95,785                --        4,602,696             --
Aharon Aharon...............     33,500     $  693,694      106,500                --        4,871,715             --
Karl Schneider..............      8,000     $  206,032       57,000                --        2,622,695             --

------------------------

(1) Based on the closing price of $55.75, as reported on the Nasdaq National Market on December 31, 1999, less the exercise price.

(2) All options are fully exercisable, subject to Zoran's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Options (or shares issued upon exercise thereof) vest over a period of four years from the date of grant.

COMPENSATION OF DIRECTORS

    Directors receive quarterly fees of $3,000 as compensation for their services as members of the Board of Directors. In addition, directors receive fees of $500 for each Board or committee meeting attended.

    Zoran's 1995 Outside Directors Stock Option Plan, or Directors Plan, provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of Zoran is automatically granted a nonstatutory stock option to purchase 20,000 shares of common stock (an "Initial Option") on the date on which such person first becomes a non-employee director of Zoran. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 4,800 shares of common stock, or Annual Option, if, on such date, he has served on the Board of Directors for at least six months. The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan shall be equal to the fair market value of a share of Zoran's common stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

                        INFORMATION CONCERNING NOGATECH

BUSINESS

OVERVIEW

    Nogatech designs and sells computer chips that establish connections between video devices and computers, as well as connections between video devices across a variety of networks. Nogatech's chips and related decompression software use proprietary mathematical procedures known as algorithms and are designed to provide high quality video, low power consumption and advanced capabilities.

    Nogatech's products simultaneously compress digital video signals and process audio and data, enabling real-time transmission of signals from video sources into personal computers and hand-held personal computing devices known as personal digital assistants through the USB interface standard. The USB is a widely accepted interface standard for simplified plug-and-play connections between a PC and its accessories. Nogatech's chips are integrated into PC digital video cameras, video capture devices and PC-TVs.

    Nogatech's products are compatible with the Windows 95, Windows 98, Windows 2000, Windows Millenium, Mac OS and Windows CE operating systems. In addition to Nogatech's chips, Nogatech also sells its own video devices that incorporate its chips.

    Demand for video over the Internet and over other communication networks, for convenient connectivity solutions and for low-cost video-enabled consumer products is currently undergoing substantial growth. In order to meet this demand, the Moving Picture Experts Group, an industry committee commonly known as MPEG, has developed a new standard for video compression known as MPEG 4. MPEG 4 has been adopted by Microsoft in its new operating system, Windows Millennium, and it has also been adopted as the standard for the transmission of video in many new models of mobile telephones. Nogatech expects that MPEG 4 will be the primary standard for integrating and standardizing a wide range of video applications. Nogatech is currently in the early stages of developing its next generation of chips to be compatible with the MPEG 4 compression standard. Nogatech expects to release these chips in the second half of 2001 and believes that compatibility with the MPEG 4 standard will enhance the market for its chips.

    In 1999, purchasers of Nogatech's products included AME Group, Camtel Technology, Fujitsu General, Hauppauge Computer Works, Interex, IO Data, Pinnacle Systems, Sharp Electronics and X-10.com.

INDUSTRY BACKGROUND

    RECENT MARKET TRENDS. The markets for products that incorporate Nogatech's chips are growing rapidly. The primary factors driving this growth include the following:

    - IMPLEMENTATION OF PLUG-AND-PLAY CONNECTIONS: New PC systems today are generally being developed and shipped to the market with standard plug-and-play interface ports. The USB is a widely accepted standard interface between PCs and computer accessories. International Data Corporation, or IDC, estimated that the USB would be available on 92.2% of all desktop PC shipments in the U.S. in 1999 and would reach 100% by the year 2001. As a result, Nogatech expects that the demand for plug-and-play computer accessories, especially in the video area, will increase.

    - CONVERGENCE OF TV AND PC: In recent years, there has been substantial convergence of applications designed for television sets and PCs, including the capacity to watch television broadcasts on a PC. This development has resulted in the introduction of new services and products, such as targeted interactive Internet and TV advertising, video streaming and digital TV and set top boxes.

    - ESTABLISHMENT OF BROADBAND COMMUNICATION NETWORKS: Broadband communication networks based on cable and wide-band digital subscriber line, or DSL, modems enable the use of digital video applications for high speed Internet access and voice, data and video communications. Nogatech believes that broadband communication networks will increase the popularity of applications such as video conferencing and video streaming, or the transmission of video data in real time. These networks may also lead to the development of future applications, such as video cellular phones, that will require advanced video compression and capture technology. According to a November 1999 IDC study, the number of U.S. households using cable modems was expected to grow to 1.3 million in 1999 and to reach 9.0 million by 2003.

    - DRAMATIC GROWTH OF INTERNET COMMUNICATION: According to IDC, there were an estimated 144 million users of the Internet in 1998 and the number of users is expected to grow to over 600 million by the end of 2003. The dramatic growth of the Internet has led to substantial increases in the amount of video, audio and other data that is transferred between computers. In addition, Internet communication increasingly involves video and audio streaming. As a result, there has been substantial growth in the use of digital cameras for video e-mail, webcams, video conferencing and website development, driving demand for products that can input video images into computers.

    - STANDARDIZATION OF DIGITAL VIDEO COMPRESSION: The sharp increase in demand for video compression for the Internet, for convenient connections between computers and for video-enabled consumer products has fueled the computer industry's search for a compression standard. Nogatech expects that MPEG 4 will become the primary standard for integrating and standardizing a wide range of video compression applications, including video streaming, digital television broadcasting, home video archiving, interactive local multimedia and other modes of video communication across the Internet and third generation mobile phone and broadcast networks. Nogatech believes that the standardization of video compression through the growing acceptance of MPEG 4 will significantly expand the range of products and devices that use the next generation of its chips.

    THE CHALLENGES. The technologies involved in video compression and its integration into computer products pose unique challenges:

    - TIME TO MARKET: In the computer industry, the average product life cycle is short, making time to market critical. As a result, manufacturers must continuously, effectively and rapidly offer new products.

    - CPU EFFICIENCY: Video applications, such as video conferencing, video e-mail and other related video capture software programs, use significant power and memory of the CPU to compress and decompress video data. Typically, the more complex the video application, the greater the utilization of the CPU. The continued expansion of video applications requires improvements in CPU speed and efficiency and, in particular, requires an efficient balance between video compression and decompression in order to minimize CPU usage.

    - FLEXIBLE ADAPTATION TO CHANGING COMPUTER INTERFACES AND MULTIPLE OPERATING
      SYSTEMS: The USB is currently the most popular standard for connecting PCs and video-based computer accessories. In the future, however, manufacturers may introduce interfaces based on new standards. In addition, OEMs offer their products for use on a wide range of operating systems. As a result, the chips used for video devices must operate with major operating systems for PCs and personal digital assistants, including Windows and Mac.

    - QUALITY OF VIDEO IMAGE: Efficient video compression algorithms are essential for high quality video imaging. Without seamless migration of the video image from the camera to the ultimate display on the screen, poor quality video images will occur. As a result, the efficiency of algorithms must continue to develop in a manner consistent with the complexity of the video data that is being transmitted.

    - DEMAND FOR STANDARD VIDEO COMPRESSION: The proliferation of video communication applications has fueled the demand for standard video compression for wide and narrow band video communication across the Internet and mobile and broadcast networks. Video compression chips and the algorithms on which those chips are based must enable video compression and archiving for a broad range of applications in the environment that Nogatech expects will be governed by the MPEG 4 video compression standard.

    THE NOGATECH SOLUTION. Nogatech's products are designed to address the substantial need for video connections for computers. Nogatech's video compression chips, which are based upon its algorithms, are incorporated into new video-to-PC solutions for consumer electronics products, such as PC-TVs and PC digital video cameras. Nogatech expects to develop new algorithms and chips that will respond to the growing demands for connections between video devices across a variety of networks resulting from increasing Internet video use and plug-and-play applications.

    Nogatech believes that it was the first company to introduce a single chip that enabled the streaming of video, audio and data through the USB interface for a variety of PC video products and applications. Nogatech's chips operate on all major operating systems for PCs and personal digital assistants and are compatible with a wide variety of video applications.

    Nogatech believes that its technology and expertise will enable it to develop future products that will comply with the evolving standardization of video compression reflected in MPEG 4. It anticipates that its chips will have wide applications for the broadband communication networks that are being established and will ensure high video quality for the advanced video communication that those networks will facilitate.

    Nogatech believes that its products have successfully addressed the market's challenges as follows:

    - TIME TO MARKET: Nogatech designs its chips to be compatible with products of leading OEMs and consumer electronics companies. Nogatech supports its customers with reference designs that facilitate their ability to respond quickly and efficiently to market demands. In addition, Nogatech works closely with its customers to tailor its products to meet their specific needs. Nogatech assists its customers in integrating its chips into their products and to help them bring their new products to market on a cost-effective and timely basis.

    - CPU EFFICIENCY: Nogatech's chips require low usage of CPU processing time, memory and power. This is achieved through the combination of advanced compression algorithms and efficient decompression software tailored specifically to transferring video into the computer through the USB interface.

    - FLEXIBLE ADAPTATION TO CHANGING COMPUTER INTERFACES AND MULTIPLE OPERATING
      SYSTEMS: Nogatech has developed compression algorithms that respond to the changing requirements of a wide variety of computer interfaces. As the interfaces have changed and advanced, it has adapted its technology to the new interfaces. In addition, Nogatech's products are used on a variety of operating systems. Nogatech believes that it can rapidly adapt its software to other operating systems. Its design also offers its customers additional versatility in that its chips can be incorporated into different video-based accessories, which reduces the customers' time to market, support costs and overall chip costs.

    - QUALITY OF VIDEO IMAGE: Nogatech's compression algorithms are designed to minimize noticeable degradation in video images.

    - DEMAND FOR STANDARD VIDEO COMPRESSION: Nogatech has developed substantial knowledge and experience in developing video compression algorithms in order to develop algorithms and chips that can implement the broad range of video applications that will be possible in the standardized MPEG 4 environment.

BUSINESS STRATEGY

    Nogatech's goal is to be the leading provider of video connection solutions using enhanced video compression technology and plug-and-play interfaces.

    The following are the key elements of Nogatech's strategy:

    - MAINTAIN EXPERTISE IN VIDEO COMPRESSION TECHNOLOGY: Nogatech uses its expertise in developing and implementing algorithms and software to develop chips that establish connections between video devices and computers, as well as connections between video devices across a variety of networks and media. Nogatech believes that its expertise in all aspects of video compression technology and its focus on emerging industry standards enable it to design chips that are attractive to a broad range of customers because they incorporate several different operating functions on a single chip. As a result, Nogatech's products are referred to as "systems-on-chips." In addition, Nogatech's engineering team of mathematicians and chip designers, of which a significant number hold Ph.D. and M.S.E.E. degrees, is experienced in all aspects of algorithm development. For over 15 years, Nogatech's key development personnel have been developing video compression technology and video connectivity products. Nogatech is an active committee member in the Video Class USB Implementers Forum, an industry organization founded by the companies that developed the USB standard.

    - FOCUS ON HIGH VOLUME APPLICATIONS: Nogatech focuses on designing chips for manufacturers of video products for emerging high volume PC business and consumer applications, such as video streaming, interactive multimedia on mobile networks and digital multimedia broadcasting. Nogatech attempts to identify market segments that have the potential for substantial growth and to tailor its products for these markets. By focusing its marketing efforts on leading OEMs with large volume potential, Nogatech believes that it will reach a substantial segment of its potential customer base while minimizing the cost and complexity of its marketing efforts.

    - CREATE AND STRENGTHEN OUR RELATIONSHIPS WITH KEY CUSTOMERS: Nogatech's goal is to sell its products to leading OEMs in the consumer electronics market and to develop long-term working relationships with them. Nogatech's engineers work closely with its current and potential customers both before and after Nogatech introduces its chips to develop and modify its designs to meet their particular needs and to support their future products. Based upon Nogatech's experience with its customers' projects, Nogatech typically is involved from the design stage to the product launch stage.

    - BUILD EXISTING TECHNOLOGIES TO PENETRATE NEW MARKETS: Nogatech plans to use the algorithms that it developed in connection with the current video-based USB market to develop new chips for future products. Nogatech's new products use many of the same design features that it has previously developed. Nogatech believes that these factors will enable it to quickly establish new reference designs for emerging new market opportunities for its existing and potential original equipment manufacturer customers.

PRODUCTS

    Nogatech designs, develops and markets chips for video connectivity that enable video-to-PC connections and high quality video on PCs. Nogatech's chips are "system-on-chip" products that process and compress video images and handle the transfer of data through the USB interface. Nogatech's chips work in tandem with its PC-based software, which decompresses and processes the video. Nogatech believes that its chips, which are small, power-efficient and compatible with a variety of operating systems, are effective PC interface solutions for manufacturers of USB-based digital video cameras, PC-TVs and video capture devices. Nogatech also provides its customers with comprehensive reference designs for its chips. These reference designs enable its customers to design and build new products rapidly and to reduce significantly the amount of time that they need to introduce new products.

    Each of Nogatech's chips incorporates its own related software. Nogatech's software is the interface between the chips and PCs and can be installed and used rapidly, enabling plug-and-play connectivity. Nogatech's software enables video decompression, USB protocol implementation and video device control, such as brightness, hue and zoom control. The key feature of Nogatech's software is its ability to maintain high video quality while using the CPU's resources efficiently.

    In 1995 and 1996, Nogatech introduced its NT1001 video chip and NT1002 sound chip for connecting video sources to laptop computers. Nogatech sold both of these chips embedded in PCMCIA cards. In 1998, Nogatech introduced its NT1003 chip which compresses video for transfer through the USB interface to computers. Nogatech sold the NT1003 chip on both a stand-alone basis to OEMs for integration into their video products and also incorporated the NT1003 into its own video devices.

    The following table describes Nogatech's current and anticipated future chips and the products in which they are or are expected to be used:

       CHIP              DATE INTRODUCED              DESCRIPTION                 OEM PRODUCTS
-------------------  ------------------------  --------------------------  --------------------------
NT1003               Second quarter 1998       - video compression across  - PC TV's
                                                 USB interface             - Video capture devices
                                               - Plug-and-play             - PC digital video cameras
                                               - Low power consumption
NT1004               Fourth quarter 1999       - Video compression, audio  - PC TV's
                                                 and data streaming        - PC digital video cameras
                                                 across USB interface      - Video capture devices
                                               - Plug-and-play
                                               - Low power consumption
NT1005               Second quarter 2000       - Companion chip for        - PC TV's with Vertical
                                                 NT1004 chip                 Blank Interval
                                               - Data streaming
                                                 enhancements:
                                               - Vertical Blank Interval
NT1006               Third quarter 2000        - chip that allows cameras  - PC Digital video
                                                 to take digital still     cameras, with possible
                                                 pictures when detached      dual mode for digital
                                                 from computer and live      still pictures
                                                 video when connected to   - Webcams
                                                 computer
                                               - For USB and wireless
                                                 Bluetooth interfaces

    NT1003. The NT1003 is a video chip for video communication across the USB channel to the PC. The NT1003 chip is incorporated into a variety of video products, including PC-TVs, PC digital cameras and video capture devices. Nogatech also sells its own video devices that incorporate the NT1003 chip. These devices include its PC-TV device, which enables users to watch television on a PC, video cable adapters and PC digital video cameras.

    NT1004. The NT1004 chip incorporates video, audio and data streaming into a single chip for video, audio and data transfer across the USB channel to the PC. In addition to its use with PC cameras and PC-TVs, the NT1004 can be incorporated into PC set-top boxes, cable modems and computer displays.

    NT1005. The NT1005 is a companion chip to the NT1004. It enhances the NT1004 chip by offering additional features such as data streaming for vertical blank interval, which is a standard technique enabling transmission of digital data simultaneously with standard analog video in connection with PC-TV applications. Nogatech introduced this chip in April 2000 but has not yet made substantial sales.

    NT1006. The NT1006 chip was introduced in the third quarter of 2000. It is designed to enable larger video images than the NT1004 chip and has additional features, such as permitting PC digital cameras to take both still and video images. It also enables the transmission of live video through the Bluetooth interface, a standard for short range wireless transmissions.

    NEXT GENERATION. Nogatech is designing its next generation chips to be compatible with the MPEG 4 standard. These chips will be designed to provide video streaming through the Internet and video archiving for personal computers, personal digital assistants, PC digital video cameras, video capture devices and PC-TVs.

SALES AND MARKETING

    The majority of Nogatech's customers are OEMs that buy its chips and incorporate the Nogatech chips into their products. Nogatech works closely with existing and potential customers to assist them in integrating Nogatech's chips into their products by offering reference designs and close collaboration with its application engineers. In some cases, Nogatech collaborates with manufacturers whose products work together with its chips to create and market reference designs for OEM customers. This approach encourages these manufacturers to market Nogatech's chips with their products, increasing Nogatech's market reach and visibility.

    Nogatech markets its products worldwide from its direct sales offices in the U.S. and Israel. Nogatech depends solely upon Tomen Electronics for distribution of its products in Japan, which it views as a critical market for its success. Nogatech provides marketing and customer support services from its U.S. office.

    The following table sets forth original equipment manufacturers that purchased products in 1999 and their products which incorporate Nogatech's chips:

                  PURCHASER                                      PRODUCTS
---------------------------------------------  ---------------------------------------------
AME Group                                      Video capture devices, PC digital video
                                               cameras, PC-TVs
Camtel Technology                              Video capture devices, PC digital video
                                               cameras, PC-TVs
Fujitsu General                                PC digital video cameras
Hauppauge Computer Works                       Video capture devices, PC-TVs
Interex                                        Video capture devices
IO Data                                        Video capture devices
Pinnacle Systems                               PC-TVs
Sharp Electronics                              Video capture devices
X-10.com                                       Video capture devices

    Nogatech does not have long-term contracts with any of its customers. Sales of its products are made under firm purchase orders. However, Nogatech does at times allow customers to reschedule deliveries. Nogatech's business is characterized by short lead times and quick delivery schedules. Nogatech's backlog fluctuates substantially from period to period. As a result, Nogatech does not believe that backlog at any given time is a meaningful indicator of future sales.

CORE TECHNOLOGY

    Nogatech believes that one of its key competitive advantages is its unique core technologies. These range from advanced video compression and image processing algorithms to the design of its system architecture, efficient software implementation, cost-effective design of high-performance video processing chips and the integration of these core technologies into Nogatech's chips. Nogatech has developed and continues to build on the following key technology areas:

    - standard and proprietary high quality video compression algorithms;

    - advanced image processing algorithms that enable Nogatech's bit rate control of USB data, vertical blank interval detection, infrared remote control detection and scene analysis for computer control applications;

    - multiple-platform video streaming software for Windows 95, 98, 2000, Millenium, CE and Mac operating systems; and

    - implementation of "system-on-chip" architecture for multiple video applications.

    Each of these technologies is described in further detail below:

    STANDARD AND PROPRIETARY HIGH QUALITY VIDEO COMPRESSION ALGORITHMS. Video compression techniques exploit unchanged parts of a video image and identical images in consecutive video frames. These redundancies are used to reduce the data required for representing video on the computer while maintaining acceptable video quality. In "closed loop systems," such as video data transmitted through the USB interface, no industry standard is required. However, in open systems such as the Internet, standard protocols must be used to facilitate communications between different systems. As a result, Nogatech's technology addresses standard as well as proprietary video compression techniques.

    Nogatech's compression technology provides the following features:

    - high quality image with minimal and imperceptible degradation of the picture;

    - high frequency details of the image, including edges;

    - efficient use of CPU resources;

    - use of minimal silicon area on the chip;

    - ability to compress images and display them in real time; and

    - highly efficient cost and performance.

    Nogatech is developing advanced video processing technology for implementation and enhancement of the MPEG 4 video compression standard for PC video accessories and for communication across networks. MPEG 4 builds on the experience of the MPEG 1 and MPEG 2 standards, which are currently used in digital video applications. MPEG 4 is rich in features, and can be customized to serve the needs of specific industries while preserving a high level of interoperability across a variety of applications. It allows a new level of interaction with visual content, providing the ability to view, access and manipulate objects rather than pixels. MPEG 4's impact is especially significant in video streaming, digital television, mobile multimedia and game applications. Nogatech is adapting and enhancing its existing core technologies in order to develop algorithms and chips that will be compatible with the variety of Internet video, plug-and-play and other applications based upon MPEG 4.

    IMAGE PROCESSING ALGORITHMS. Nogatech has developed a library of digital signal, image and video processing algorithms that provide video image processing solutions for different video applications. These algorithms enable the delivery of additional functionality, such as segmentation of objects by motion, bit rate control, vertical blank interval detection and camera-aided touch-screen, as described below. The segmentation of objects by motion involves the separation of images into distinct visual objects and is an important feature of the MPEG 4 standard. As a result, the MPEG 4 standard supports higher quality video images, especially for mobile applications. Nogatech uses bit rate control, vertical blank interval detection, multiple-platform video streaming software and "system-on-chip" architecture in its products, and Nogatech expects to include camera-aided touch screen in its future products. These additional functions are described below:

    - BIT RATE CONTROL--In the USB interface, the available channel bandwidth between the PC and its accessories varies. Consequently, when only a single accessory is connected to the PC, available bandwidth may be fairly broad, while in cases where multiple accessories are connected, the available bandwidth per accessory will be narrower. Nogatech's flexible image processing algorithms allow the PC to choose any bandwidth per accessory at variable rates. This technology, which is known as bit rate control, can be modified to comply with restrictions imposed by the MPEG 4 standard and for other computer interfaces.

    - VERTICAL BLANK INTERVAL DETECTION--Vertical blank interval, or VBI, is a standard technique that enables transmission of digital data simultaneously with standard analog video. This technique is used by most cable, over-the-air and satellite television companies and involves the insertion of information such as closed-captions into the blank vertical lines in the broadcast video data stream. Nogatech has developed an algorithm that allows detection of the VBI information. In addition, Nogatech has developed technology that allows its chips to use the VBI information to integrate television, VBI and Internet capabilities.

    - MULTIPLE-OPERATING SYSTEM VIDEO STREAMING SOFTWARE--Nogatech has developed software that can be implemented on various operating systems while maintaining an efficient decompression algorithm and bit rate control. Nogatech's software maintains system stability, plug-and-play and ease of use while achieving high performance on the target operating system. The software, when used together with Nogatech's chips, provides a complete system solution. Nogatech works with Microsoft Corporation and Apple Corporation to ensure that its software works properly on their operating systems.

    - "SYSTEM-ON-CHIP" ARCHITECTURE--Nogatech chips are "system-on-chip" solutions, consisting of an image processing unit, image compression unit and an interface protocol unit. The image processing unit is designed to comply with as many available digital video sources as possible. Nogatech chips can process images from most video sources without additional hardware changes. Using Nogatech chips, systems designers are able to develop many cost-effective applications for camera sensors, tuners or video decoders without any restrictions. The image compression unit compresses the video signal to the desired bit rate. The interface protocol unit handles the data transfer over the USB interface while optimizing overall system performance, reliability, flexibility, image quality, size, cost and power consumption.

    - CAMERA-AIDED TOUCH-SCREEN--Nogatech developed its camera-aided touch-screen technology to provide touch-screen pointing and selecting functionality using a conventional low cost video camera together with image processing software running on the PC. The video camera is used to obtain a video image of a finger or a pointing device, pointing at an icon on the screen. The image processing algorithm analyzes the video image and determines whether the icon is being touched. In response, the computer performs the required operation of the icon. Nogatech has applied for a patent relating to this technology, which it plans to incorporate into its software.

RESEARCH AND DEVELOPMENT

    In order to accommodate the rapidly changing needs of the markets that Nogatech serves, Nogatech places a major emphasis on research projects designed to improve its existing chips, software and reference designs. Nogatech is developing more advanced video compression and video connectivity technology to meet the new standards that are currently evolving. These new products will enable its customers to operate their video-enhanced devices with the interfaces that will be used on future PC platforms. From time to time, Nogatech engages in research and development projects with its customers to develop special devices for their specific product designs.

    Nogatech is designing the NT1006 chip to support multiple applications, including digital still camera mode as well as live video camera mode and the transmission of live video for wireless applications. In 2000, a significant part of Nogatech's development efforts have concentrated on developing technology that is compatible with the MPEG 4 video compression standard. As of June 30, 2000, 21 employees were engaged in research and development.

    Prior to 1995, Nogatech participated in two Israeli government research and development incentive programs, under which it received research and development participation of approximately $263,000. Because Nogatech no longer intends to manufacture and sell products developed under the projects funded by the Office of the Chief Scientist, Nogatech believes that it no longer has any royalty liabilities. The Office of the Chief Scientist is of the opinion that revenues already received by it involved products developed by Nogatech under projects funded by the Office of the Chief Scientist. Nogatech and the Chief Scientist have reached an agreement with respect to one incentive program. Based on the agreement with the Chief Scientist, Nogatech will be exempted from submitting reports and making periodic payments to the Chief Scientist in connection with the research and development incentive program upon payment to the Chief Scientist of $30,000 prior to August 31, 2000 (which payment was timely made) and one percent of Nogatech's quarterly sales revenues, up to an aggregate of $95,408. These payments will not exempt Nogatech from its continuing obligations under the terms of the Israeli Law for the Encouragement of Research and Development in Industry, 1984.

DESIGN AND MANUFACTURING

    Nogatech's manufacturing process consists primarily of the production of chips, test engineering, assembly of chips and OEM products and quality control. In 1998 and 1999, Fujitsu Microelectronics Europe and Hyundai Electronics manufactured all of Nogatech's chips, which it purchased from Supertec Electronics, an independent distributor based in Israel. Nogatech purchases these chips under development agreements in which Supertec provides it with development services and sells Nogatech the chips manufactured by Fujitsu and Hyundai. Nogatech may use additional manufacturing sources in the future. Nogatech's manufacturers use a range of manufacturing technology, known as process technology. Nogatech's NT1003 chip is based on 0.60-micron process technology. Nogatech's NT1004 and NT1005 chips are based on the more advanced 0.35-micron process technology, which enables it to produce a smaller and less expensive chip than the 0.60 micron process technology used in the NT1003 chip. Nogatech believes that other components are generic in nature and can be obtained from a variety of suppliers. Nogatech's USB video devices are assembled by subcontractors in Israel.

COMPETITION

    Nogatech's industry is characterized by intense competition. The markets in which Nogatech operates are characterized by rapid technological change, evolving industry standards and declining average selling prices, and Nogatech expects them to become increasingly competitive. Nogatech believes that the key competitive factors in its markets are product design, performance, price, features, size, reliability, time to market and customer support. In particular, Nogatech believes that its ability to offer chips that have the flexibility to be used in a variety of products and on a variety of operating systems will be critical to the competitiveness of its products.

    Nogatech's principal competitors in the sale of USB-compliant chip solutions for video applications include Divio, SunPlus Technology and Winbond ElectroNics, each of which supplies these chips to original equipment manufacturers for use in consumer electronics products. Nogatech expects that large manufacturers of generic chips or manufacturers of chips in the video compression arena, such as C-Cube Microsystems, may begin marketing competing chips and become more active in its target markets. Additionally, in the future, some of Nogatech's customers may internally develop products that Nogatech currently sells to them.

    Some of Nogatech's competitors have greater financial, personnel and other resources or offer a broader range of products and services than it does, and may be able to respond more quickly to new or emerging technologies or changes in customer requirements, benefit from greater purchasing economies, offer more aggressive pricing or devote greater resources to the promotion of their products. In addition, one or more of Nogatech's competitors may develop products that are superior to Nogatech's or that will achieve greater market acceptance than its products.

    Nogatech believes that its success will depend primarily on its ability to provide technologically advanced and cost-effective video connectivity solutions for consumer electronics products. Additionally, it will have to provide its customers with a short time to market for their products and responsive customer support.

INTELLECTUAL PROPERTY AND PROPRIETARY RIGHTS

    Nogatech's success is largely dependent upon proprietary technology. It relies primarily on a combination of copyright and trade secret laws, as well as confidentiality procedures and contractual provisions, to protect its proprietary rights. It also relies to a lesser extent on trademark protection concerning various names and marks that serve to identify its products.

    Nogatech has applied for three U.S. patents that relate to its video technology. These patent applications do not cover its proprietary algorithms, for which it has not applied for patents to date. While Nogatech does not currently intend to seek patent protection for its algorithms, it may do so in the future. Nogatech also seeks to protect its proprietary rights through copyright protection and through restrictions on access to its trade secrets and other proprietary information contained in confidentiality agreements with its customers, suppliers, employees and consultants. While its ability to compete may be affected by its ability to protect our intellectual property, it believes that, because of the rapid pace of technological change in its industry, maintaining its technological leadership and its comprehensive familiarity with all aspects of the technology contained in its chips and associated software is of great importance in addition to patent protection.

EMPLOYEES

    As of June 30, 2000, Nogatech employed a total of 41 persons worldwide, including 21 in research and development, 10 in technical service support and sales and marketing, 7 in management and administration and 3 in operations. 37 of Nogatech's employees are based in Israel and 4 of its employees are based in Santa Clara, California. None of Nogatech's employees are subject to a collective bargaining agreement, and Nogatech considers its relations with its employees to be good.

    Israeli labor laws and regulations are applicable to Nogatech's employees in Israel. These laws principally concern matters such as paid annual vacation, paid sick days, length of the workday, pay for overtime, insurance for work-related accidents, severance pay and other conditions of employment. Israeli law generally requires severance pay, which may be funded by Manager's Insurance, described below, upon the retirement or death of an employee or termination of employment without cause. This insurance policy provides a combination of savings plans, insurance and severance pay, if the employee is legally entitled upon termination of employment. Furthermore, Israeli employees and employers are required to pay specified sums to the National Insurance Institute. Since January 1, 1995, these amounts also include payments for national health insurance. The payments to the National Insurance Institute are approximately 14% of wages, up to a specified amount. The employee contributes approximately 66% and the employer contributes approximately 34% of these amounts. Although not legally required, Nogatech regularly contributes to a "Manager's Insurance" fund or to a privately managed pension fund on behalf of Nogatech's employees located in Israel.

LEGAL PROCEEDINGS

    Nogatech is not a party to any pending legal proceedings which it believes will materially affect its financial condition or results of operations.

FACILITIES

    Nogatech leases a 1,800 square foot facility in Santa Clara, California at an annual rental of approximately $60,000. This lease expires in September 2002. Nogatech's main office and research and development facilities, located in Kfar Saba, Israel, occupy approximately 9,000 square feet, which it leases at an annual rental of approximately $95,000. This lease expires in March 2003, with an option to extend until February 2008, subject to an increase in Nogatech's annual rental payments to a range of $100,000 to $160,000. Nogatech believes that its properties are adequate to meet its current needs and that any additional space that it may need in the future will be available on commercially reasonable terms.

                NOGATECH MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATION

OVERVIEW

    Nogatech designs and sells chips that establish connections between video devices and computers, as well as connections between video devices across a variety of networks. Nogatech chips and related decompression software use proprietary algorithms designed to provide high quality video, low power consumption and advanced capabilities. These features enable cost-effective plug-and-play video connections.

    In 1995 and 1996, Nogatech introduced its NT1001 video chip and NT1002 sound chip for connecting video sources to laptop computers. Nogatech sold both of these chips embedded in PCMCIA cards, which are connectors that allow accessory equipment, such as modems, CD-ROM drives and video cameras, to be connected to personal computers. In 1998, Nogatech introduced its NT1003 chip, which compresses video for transfer through the USB interface between computer accessories and computers. The USB is an interface standard for connections between a computer and its accessories using a standard cable. Nogatech sold the NT1003 chip on a stand-alone basis to original equipment manufacturers for integration into their video products and also incorporated into its own video devices.

    With the introduction of its NT1003 chip, Nogatech began to reduce its sales of NT1001 and NT1002 chips embedded in PCMCIA cards. In addition, Nogatech began to increase its sales of NT1003 chips on a stand-alone basis. Nogatech's strategy is to continue increasing its sales of chips on a stand-alone basis rather than incorporated into its own video devices. In 1999, Nogatech introduced its NT10004 chip for video compression and audio and data streaming across an USB interface. Sales related to the NT10004 continued Nogatech's strategy of selling its chips on a stand-alone basis. Nogatech anticipates that these sales will constitute the primary portion of its future sales.

    Nogatech primarily sells its chips to original equipment manufacturers that incorporate its chips into video applications and products. Purchasers of its chips in 1999 were AME Group, Camtel Technology, Fujitsu General, Hauppauge Computer Works, Ingram Micro, Interex, IO Data, Pinnacle Systems, Sharp Electronics and X-10.com. In the six months ended June 30, 2000, approximately 36% of Nogatech's sales were derived from customers in North America, 49% from customers in Asia 15% from customers in Europe and other regions. In 1999, approximately 61% of its sales were derived from customers in North America, 31% from customers in Asia, and 8% from customers in Europe and other regions.

    Nogatech's sales are concentrated among relatively few customers. In the six months ended June 30, 2000, sales to Tomen Electronics, Nogatech's Japanese distributor, represented approximately 26% of sales, sales to Hauppauge Computer Works represented approximately 16% of sales, and sales to Camtel represented approximately 11% of sales. In 1999, sales to Hauppauge represented approximately 24% of sales, sales to Tomen Electronics, represented approximately 14% of sales, and sales to Interex represented approximately 13% of sales. Tomen Electronics accounted for approximately 41% of sales in 1998 and 17% of sales in 1997. Although Nogatech's principal customers are likely to vary on a quarterly basis, Nogatech anticipates that its sales will remain concentrated among a few customers for the foreseeable future.

    The sales prices of Nogatech chips decreased in 1999 and in the six months ended June 30, 2000, primarily as a result of increased volume and competition, and it may need to reduce prices further in order to remain competitive. Nogatech has offset decreased chip prices by reducing the prices it pays to its chip suppliers due to increased volume. In addition, Nogatech designs each generation of its chips to use more advanced micron process technology, which determines the relative size of its chips. For example, Nogatech's NT1003 chip uses 0.60-micron process technology while Nogatech's NT1004 chip uses 0.35-micron process technology. Nogatech's use of smaller micron process technology allows it to reduce the size of its chips and results in lower costs per chip. Nogatech is designing its next generation of chips to be manufactured using smaller micron process technology, which Nogatech believes will enable it to reduce manufacturing costs further.

    Nogatech has incurred significant net losses since its inception. Nogatech incurred net losses of $1.8 million in 1998 and $1.1 million in 1999. Nogatech's accumulated deficit was $10.6 million as of December 31, 1999 and $15.1 million as of June 30, 2000.

    Nogatech's results of operations include its subsidiaries, Nogatech Ltd., an Israeli company, and Nogatech California, Inc., unless the context requires otherwise.

RESULTS OF OPERATIONS

    The following table sets forth selected data from Nogatech's consolidated statement of operations as a percentage of sales for the periods indicated:

                                                                                                SIX MONTHS
                                                              YEAR ENDED DECEMBER 31,         ENDED JUNE 30,
                                                           ------------------------------   -------------------
                                                             1997       1998       1999       1999       2000
                                                           --------   --------   --------   --------   --------
                                                             (AS A PERCENTAGE OF SALES)
STATEMENT OF OPERATION DATA:
Sales....................................................   100.0%     100.0%     100.0%     100.0%     100.0%
Cost of sales............................................    66.6       63.6       57.7       59.7       56.9
                                                            -----      -----      -----      -----      -----
Gross Profit.............................................    33.4       36.4       42.3       40.3       43.1
Operating expenses:
  Research and development...............................    49.6       45.3       25.8       39.2       22.1
  Sales and marketing....................................    27.2       31.8       19.1       31.7       11.1
  General and administrative.............................    12.6       19.0        9.9       13.4        9.9
                                                            -----      -----      -----      -----      -----
Total operating expenses.................................    89.4       96.1       54.8       84.3       43.1
                                                            -----      -----      -----      -----      -----
Operating income (loss)..................................   (56.0)     (59.7)     (12.5)     (44.0)       0.0
Other income (expense), net..............................    (1.3)       2.8        0.1        0.2        5.5
                                                            -----      -----      -----      -----      -----
Net income (loss)........................................   (57.3)%    (56.9)%    (12.4)%    (43.8)%      5.5%
                                                            =====      =====      =====      =====      =====

    SIX MONTHS ENDED JUNE 30, 1999 AND JUNE 30, 2000

    SALES. Sales to OEMs are recorded when Nogatech ships its products. Nogatech recognizes sales to distributors when it ships its products to its customers. Nogatech accrues for estimated product warranty and liability costs upon recognition of product sales. Nogatech's sales increased approximately 112%, from $2.8 million in the six months ended June 30, 1999 to $6.0 million in the six months ended June 30, 2000. This increase primarily reflects the increase in unit sales of Nogatech's NT1003 chip, on both a stand-alone basis and as incorporated in its video devices.

    COST OF SALES. Nogatech's cost of sales consists of component costs, warranty costs, royalties and overhead related to manufacturing Nogatech's products. Cost of sales increased from $1.7 million in the six months ended
June 30, 1999 to $3.4 million in the six months ended June 30, 2000. This increase was primarily due to increased shipments of Nogatech's products. Gross margins were 43% in the six months ended June 30, 2000 and 40% in the six months ended June 30, 1999. The increase was primarily due to Nogatech's higher margin video compression chip business and to Nogatech's technology development.

    RESEARCH AND DEVELOPMENT EXPENSES. Nogatech's research and development expenses consist of personnel, equipment, software tools and supplies for its research and development activities. Substantially all of Nogatech's research and development activities occur in its facility in Israel. These expenses are charged to operations as incurred. Nogatech's research and development expenses increased from $1.1 million in the six months ended June 30, 1999 to $1.3 million in the six months ended June 30, 2000. The increase was primarily due to increased levels of research and development activities and related cost of personnel.

    Research and development expenses as a percentage of sales were 22% for the six months ended June 30, 2000 and 39% for the six months ended June 30, 1999. The decrease as a percentage of sales was due to a substantial increase in sales in the six months ended June 30, 2000 compared to the six months ended June 30, 1999. Nogatech believes that significant investment in research and development is essential to its future success. Nogatech plans to increase its research and development activities, including recruiting and hiring additional personnel, and it expects to incur non-recurring engineering expenses associated with the manufacture of its next generation chips, which will result in increased expenses in absolute dollars.

    SALES AND MARKETING EXPENSES. Nogatech's sales and marketing expenses consist of salaries and related costs of sales and marketing, employees, consulting fees, and expenses for travel and promotional activities. Sales and marketing expenses decreased from $894,000 in the six months ended June 30, 1999 to $665,000 in the six months ended June 30, 2000. The decrease was attributable to Nogatech's transition to an OEM business in the six months ended June 30, 2000. Sales and marketing expenses as a percentage of sales decreased from 32% in the six months ended June 30, 1999 to 11% in the six months ended June 30, 2000. The decrease as a percentage of sales was also due to the transition into the OEM business, which involves lower advertising expenses and fewer sales people, as well as the substantial increase in sales in the six months ended June 30, 2000 compared to the six months ended June 30, 1999.

    GENERAL AND ADMINISTRATIVE EXPENSES. Nogatech's general and administrative expenses consist primarily of personnel and related costs for general corporate functions, including finance, accounting, strategic and business development, human resources, investor relations, director and officer insurance and legal expenses. General and administrative expenses increased from $378,000 in the six months ended June 30, 1999 to $590,000 in the six months ended June 30, 2000. The increase was primarily due to expenses related to its operations as a public company and amortization of deferred compensation related to stock options. General and administrative expenses as a percentage of sales decreased from 13% in the six months ended June 30, 1999 to 10% in the six months ended June 30, 2000.

    OTHER INCOME. Other income consists of interest earned on cash and cash equivalents. Net interest income was $6,000 in the six months ended June 30, 1999 and $330,000 in the six months ended June 30, 2000. The increase was mainly due to interest earned on the net proceeds of approximately $37.5 million raised in its May 2000 initial public offering.

    INCOME TAXES. As of June 30, 2000, Nogatech had approximately $2.1 million (unaudited) of Israeli net operating loss carryforwards, approximately
$4.8 million (unaudited) of U.S. federal tax net operating loss carryforwards and approximately $1.3 million (unaudited) of state net operating loss carryforwards. The Israeli net operating loss carryforwards have no expiration date. The U.S. net operating loss carryforwards expire in various amounts between the years 2004 and 2019.

    YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

    SALES. Sales increased approximately 26% from $2.6 million in 1997 to $3.2 million in 1998 and 176% to $8.9 million in 1999. These increases primarily reflect the increase in unit sales of Nogatech's products. Sales increased from 1998 to 1999 primarily as a result of increased sales of Nogatech's NT1003 chip, on both a stand-alone basis and incorporated into its video devices. Nogatech's sales in 1997 and 1998 were primarily derived from sales of PCMCIA cards, which it is no longer selling.

    COST OF SALES. Cost of sales consists of component costs, warranty costs, royalties and overhead related to manufacturing Nogatech's products. Cost of sales increased from $1.7 million in 1997 to $2.0 million in 1998 and to $5.1 million in 1999. These increases were primarily due to increased shipments of Nogatech's products. Gross margins were 33.4% in 1997, 36.4% in 1998 and 42.3% in 1999. The increase from 1997 to 1998 was primarily due to cost reductions that Nogatech implemented in its PCMCIA cards, and the increases from 1998 to 1999 were primarily due to the transition to its higher margin video compression chip business.

    RESEARCH AND DEVELOPMENT EXPENSES. Research and development expenses consist primarily of personnel, equipment, software tools and supplies for Nogatech's research and development activities. Substantially all of Nogatech's research and development activities occur in its facility in Israel. These expenses are charged to operations as incurred. Nogatech's research and development expenses increased from $1.3 million in 1997 to $1.5 million in 1998 and to $2.3 million in 1999. These increases were primarily due to increased levels of research and development activities and related costs of personnel. Research and development expenses as a percentage of sales were 49.6% in 1997, 45.3% in 1998 and 25.8% in 1999. The decreases as a percentage of sales from 1998 to 1999 were due to Nogatech's substantial increase in sales in 1999. Nogatech believes significant investment in research and development is essential to its future success. Nogatech plans to increase its research and development activities, including recruiting and hiring additional personnel, and to incur non-recurring engineering expenses associated with the manufacture of its next generation chips, which will result in increased expenses in absolute dollars.

    SALES AND MARKETING EXPENSES. Sales and marketing expenses consist of salaries and related costs of sales and marketing employees, consulting fees, and expenses for travel, trade shows and promotional activities. Sales and marketing expenses increased from $0.7 million in 1997 to $1.0 million in 1998 and to $1.7 million in 1999. These increases were primarily due to increases in the number of Nogatech sales and marketing personnel. Sales and marketing expenses as a percentage of sales were 27.2% in 1997, 31.8% in 1998 and 19.1% in 1999. The decreases as a percentage of sales from 1998 to 1999 were due to Nogatech's substantial increase in sales in 1999. Nogatech plans to increase its sales and marketing activities, including recruiting and hiring additional senior personnel, which will result in increased expenses in absolute dollars.

    GENERAL AND ADMINISTRATIVE EXPENSES. General and administrative expenses consist primarily of personnel and related costs for general corporate functions, including finance, accounting, strategic and business development, human resources and legal. General and administrative expenses increased from $321,000 in 1997 to $609,000 in 1998 and to $880,000 in 1999. General and
administrative expenses as a percentage of sales were 12.6% in 1997, 19.0% in 1998 and 9.9% in 1999. In 1999, Nogatech recorded a $126,000 allowance for doubtful accounts to reflect a past due receivable from a single customer. As of June 30, 2000, this receivable was $192,000. Nogatech believes that the allowance is sufficient to reflect the potential loss related to this receivable. Nogatech expects general and administrative expenses to increase in absolute dollars as a result of its growing operational and corporate activities.

    OTHER INCOME (EXPENSE), NET. Other income (expense) consists of interest earned on cash and cash equivalents offset by interest expense related to bank loans. Net interest income (expense) was an expense of $32,000 in 1997, income of $90,000 in 1998 and income of $11,000 in 1999.

    QUARTERLY RESULTS OF OPERATIONS

    The tables below set forth Nogatech's unaudited statement of operations data for each of the eight consecutive quarters ended June 30, 2000. This information has been prepared on the same basis as Nogatech's audited consolidated financial statements. The information should be read in conjunction with Nogatech's consolidated financial statements and notes thereto appearing elsewhere in this Proxy Statement/Prospectus and, in the opinion of Nogatech's management, includes all adjustments, consisting only of normal recurring adjustments, that Nogatech believes are necessary to present fairly the unaudited quarterly results. Nogatech's limited operating history with respect to its current chips makes the prediction of future operating results difficult or impossible. Nogatech believes that period-to-period comparisons of its financial results are not necessarily meaningful and should not be relied upon as an indication of future performance.

                                          SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,   SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,
                                            1998        1998       1999       1999       1999        1999       2000       2000
                                          ---------   --------   --------   --------   ---------   --------   --------   --------
Sales...................................    $ 873      $1,073     $  870     $1,953     $2,947      $3,086     $2,945     $3,043
Cost of sales...........................      529         648        518      1,167      1,678       1,748      1,661      1,746
                                            -----      ------     ------     ------     ------      ------     ------     ------
Gross profit............................      344         425        352        786      1,269       1,338      1,284      1,297
Operating expenses:
  Research and development..............      369         370        588        520        622         554        685        637
  Sales and marketing...................      244         329        383        511        413         382        290        375
  General and administrative............      153         207        195        183        215         286        204        386
                                            -----      ------     ------     ------     ------      ------     ------     ------
Total operating expenses................      766         906      1,166      1,214      1,250       1,222      1,179      1,398
                                            =====      ======     ======     ======     ======      ======     ======     ======
Operating income (loss).................     (422)       (481)      (814)      (428)        19         116        105       (101)
Other income (expenses), net............       64          55         (3)         9         59         (54)       (12)       342
                                            -----      ------     ------     ------     ------      ------     ------     ------
Net income (loss).......................    $(358)     $ (426)    $ (817)    $ (419)    $   78      $   62     $   93     $  241
                                            =====      ======     ======     ======     ======      ======     ======     ======

                                          SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,   SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,
                                            1998        1998       1999       1999       1999        1999       2000       2000
                                          ---------   --------   --------   --------   ---------   --------   --------   --------
Sales...................................    100.0%      100.0%     100.0%     100.0%     100.0%      100.0%     100.0%     100.0%
Cost of sales...........................     60.6        60.4       59.5       59.8       56.9        56.6       56.4       57.4
                                            -----      ------     ------     ------     ------      ------     ------     ------
Gross profit............................     39.4        39.6       40.5       40.2       43.1        43.4       43.6       42.6
Operating expenses:
  Research and development..............     42.3        34.5       67.6       26.6       21.1        18.0       23.3       20.9
  Sales and marketing...................     27.9        30.7       44.0       26.2       14.0        12.4        9.9       12.3
  General and administrative............     17.5        19.3       22.4        9.4        7.3         9.2        6.9       12.7
                                            -----      ------     ------     ------     ------      ------     ------     ------
Total operating expenses................     87.7        84.5      134.0       62.2       42.4        39.6       40.1       45.9
                                            -----      ------     ------     ------     ------      ------     ------     ------
Operating income (loss).................    (48.3)      (44.9)     (93.5)     (22.0)       0.7         3.8        3.5       (3.3)
Other income (expenses), net............      7.3         5.1       (0.3)       0.5        2.0        (1.7)      (0.4)      11.2
                                            -----      ------     ------     ------     ------      ------     ------     ------
Net income (loss).......................    (41.0)%     (39.8)%    (93.8)%    (21.5)%      2.7%        2.1%       3.1%       7.9%
                                            =====      ======     ======     ======     ======      ======     ======     ======

    Nogatech's quarterly results tend to fluctuate significantly. Sales decreased from the fourth quarter of 1998 to the first quarter of 1999 because of Nogatech's shift in product mix from selling chips embedded in PCMCIA cards to selling its chips and video devices to original equipment manufacturers and the associated time required to ramp-up sales of those products. Sales increased on a quarterly basis in each year as a result of increased unit shipments of Nogatech's NT1003 chip, which was introduced in the second quarter of 1998. Gross margins have generally increased due to the transition to Nogatech's higher margin video compression chip business.

    Nogatech has experienced seasonal sales patterns in the past and Nogatech expects to continue to experience seasonal sales patterns in the future. Specifically, Nogatech expects to experience stronger demand for its chips during the last two quarters of each year and weaker demand in the first quarter of each year because the purchasing cycles of many of its customers, particularly those in the consumer electronics industry, generally result in their purchasing more chips in the last quarter and less in the first quarter of the year.

LIQUIDITY AND CAPITAL RESOURCES

    FINANCING ACTIVITIES. Since its inception, Nogatech has funded operations primarily through the private placement of its preferred stock and bank loans. Nogatech raised proceeds of approximately $1.8 million in 1997, $5.6 million in 1998 and $4.7 million in January 2000 from private placements of its securities, net of issuance costs. In May 2000, Nogatech closed its initial public offering of 3.5 million shares. Net proceeds from the sale of the shares were approximately $37.5 million. As of June 30, 2000, Nogatech had cash and cash equivalents of $46.5 million.

    OPERATING ACTIVITIES. Cash used in operations include expenditures associated with development activities and marketing efforts related to commercialization and improvement of Nogatech's current products, as well as the development of its future products. Cash used in operations was $1.1 million in 1997, $1.8 million in 1998, $1.1 million in 1999 and $382,000 in the six months ended June 30, 2000. Nogatech made investments in fixed assets of approximately $633,000 between January 1, 1997 and June 30, 2000.

    INVESTING ACTIVITIES. Nogatech invests excess cash in short-term cash deposits of varying maturity, depending on its projected cash needs. Nogatech's capital equipment purchases in the six months ended June 30, 2000, consisting primarily of research and development software and computers, totaled $146,000.

    Nogatech's capital requirements depend on numerous factors, including market acceptance of its products, the resources it devotes to developing, marketing, selling and supporting its products, the timing and extent of establishing additional international operations and other factors. Nogatech expects to devote substantial capital resources to expand its research and development and its sales and marketing activities, and to other general corporate activities. Nogatech expects that the net proceeds from its May 2000 offering, its cash on hand and expected future cash from operations will be sufficient to meet its working capital and capital expenditure needs for at least the next twelve months.

BENEFICIAL CONVERSION CHARGE

    In January 2000, Nogatech issued 1,196,172 shares of its Series B preferred stock to a financial investor, which were converted into shares of its common stock upon the closing of Nogatech's initial public offering. In connection with this issuance, Nogatech recorded a beneficial conversion charge of $4.6 million in the three months ended March 31, 2000. This charge is calculated as the difference between the estimated fair value of one share of Nogatech's common stock on the date of issuance and the per share conversion price applicable to the Series B preferred stock, multiplied by the number of shares of common stock into which the shares of Series B preferred stock were convertible. This nonrecurring charge has been reflected as a decrease of the net income that Nogatech recorded as applicable to common stock during this period, against a corresponding credit to additional paid-in capital.

EFFECTIVE CORPORATE TAX RATES

    Nogatech's tax rate reflects a mix of the U.S. federal and state tax on its U.S. income and Israeli tax on non-exempt income. The majority of Nogatech's Israeli subsidiary's income is derived from its capital investment program with "approved enterprise" status under the Israeli Law for the Encouragement of Capital Investments, 1959, and therefore is eligible for tax benefits. Under these benefits, Nogatech will enjoy a tax exemption on income derived during the first four years in which this investment program produces taxable income, provided that its Israeli subsidiary does not distribute this income to us as a dividend, and a reduced tax rate of 10% to 15% for the remaining term of the program. All of these tax benefits are subject to various conditions and restrictions. Since Nogatech has incurred tax losses through June 30, 2000, Nogatech has not yet used the tax benefits for which it is eligible.

    In May 2000, a special committee appointed by the Israeli Minister of Finance issued a report relating in part to taxes to which Nogatech is subject. Although the recommendations set forth in the report have been accepted by the Israeli government, they will not be binding unless and until they are adopted by the Israeli parliament. As a result, any legislation that is enacted as a result of this report is not expected to take effect at least until January 1, 2001. In addition, substantial changes, which may be beneficial or adverse to Nogatech, may be made to the recommendations set forth in the report before these recommendations are enacted into law. However, if the recommendations in the report are adopted without further modifications, there would be two primary effects upon the tax laws to which Nogatech is subject:

    - the exemption that Nogatech enjoys for income from its Israeli subsidiary that is not distributed as a dividend would be revoked, and this undistributed income would initially be taxed at the reduced rate of 10%; and

    - after the initial period of reduced taxation, the income of Nogatech's Israeli subsidiary would generally be subject to a standard rate of income tax applicable to approved enterprise companies of 25%.

RECENT ACCOUNTING PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No. 133 requires recognition of all derivatives at fair value in the financial statements. Nogatech believes that, upon implementation, the standard will not have a significant effect on its financial statements.

    In December 1999, the Commission issued SAB 101, "Revenue Recognition in Financial Statements," which summarizes some of the Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. Nogatech's adoption of SAB 101 has not had a material impact on its financial statements.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

    Nogatech is exposed to financial market risks including changes in interest rates and foreign currency exchange rates. Substantially all of Nogatech's cash and cash equivalents consisted of short-term deposits and therefore are not subject to significant interest rate risk. Substantially all of Nogatech's sales and capital spending is transacted in U.S. dollars, although approximately 28.2% of the cost its operations, relating mainly to its personnel and facilities in Israel, was incurred in New Israeli Shekels, or NIS, in the six months ended June 30, 2000. Nogatech has not engaged in hedging transactions to reduce its exposure to fluctuations that may arise from changes in foreign exchange rates. In the event of an increase in inflation rates in Israel, or if appreciation of the NIS occurs without a corresponding adjustment in Nogatech's dollar-denominated sales, Nogatech's results of operations could be materially harmed.

                              NOGATECH MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

    The names of Nogatech's executive officers and directors and their ages as of August 23, 2000 are as follows:

NAME                                       AGE                           POSITION
----                                     --------   --------------------------------------------------
Nathan Hod.............................        54   Chairman of the Board
Arie Heiman............................        53   President and Chief Executive Officer and Director
Yaron Garmazi..........................        35   Chief Financial Officer and Secretary
Arie Gavriely..........................        38   Vice President of Engineering
Liat Hod...............................        26   Vice President of Business Development
Gerald Dogon...........................        60   Director
Avraham Fischer........................        43   Director
Moshe Harel............................        59   Director
Yirmiyahu Kaplan.......................        64   Director
Andrew Schonzeit.......................        43   Director
Yossi Vinitski.........................        33   Director

    NATHAN HOD co-founded Nogatech in 1993. Mr. Hod has served as Nogatech's Chairman since August 1995 and does not currently hold any other position with Nogatech. From August 1995 though November 1995, Mr. Hod also served as Nogatech's Chief Executive Officer, Treasurer and Chief Financial Officer. From March 1994 until July 1998, Mr. Hod also served as Chief Executive Officer and President of DSP Communications, a manufacturer of digital wireless technology that was acquired by Intel in 1999. From November 1997 until October 1998,
Mr. Hod also served as Chairman of the Board of DSP Communications. Mr. Hod also served as General Manager of Scitex Japan, a subsidiary of Scitex Corporation, a developer of imaging and publishing systems, from 1986 until 1992. Mr. Hod has a Masters degree in Business Administration from the University of Massachusetts, Amherst.

    ARIE HEIMAN, PH.D., co-founded Nogatech in 1993. Dr. Heiman has served as a director of Nogatech and as its Chief Executive Officer since November 1995, and served as its Chief Financial Officer between November 1995 and February 1999. In addition, from January 1993 to November 1995, Dr. Heiman served as Nogatech's Vice President of Engineering and Technology. From 1990 to 1993, Dr. Heiman served as Vice President, Image Activity for DSP Group, a computer technology company. From 1978 to 1990, Dr. Heiman was Head of Digital Signal Processing Activities for Tadiran Communications Group, an electronics/communications manufacturing company. Dr. Heiman has a Ph.D. degree in Electrical Engineering from Tel Aviv University.

    YARON GARMAZI has served as Nogatech's Chief Financial Officer since February 1999. From 1995 until that time, he served as Controller for DSP Communications, where he was responsible for the company's financial reporting system. Prior to that time he was an auditor with Doron & Co., an Israeli accounting firm. Mr. Garmazi has a Bachelors degree from Tel Aviv Management College. Mr. Garmazi is an Israeli certified public accountant.

    ARIE GAVRIELY has served as Nogatech's Vice President of Engineering since January 1998. From January 1997 to December 1997, Mr. Gavriely served as Nogatech's Vice President of Mobile Video Conference Products. From 1993 to December 1996 he held various engineering positions with Nogatech. Mr. Gavriely was with the image processing group at DSP Group from 1991 to 1993. He was with the Israeli Defense Forces from 1985 to 1991. Mr. Gavriely has a Masters of Science degree in Electrical Engineering from the Technion Israel Institute of Technology.

    LIAT HOD has served as Nogatech's Vice President of Business Development since August 1996. Between January 1996 and July 1996, she was Nogatech's U.S. Marketing Manager. Ms. Hod received her Masters degree in Business Administration from San Francisco State University in June 1996. Ms. Hod is the daughter of Nathan Hod, Nogatech's Chairman of the Board.

    GERALD DOGON has served as a director of Nogatech since August 1999.
Mr. Dogon served as a director of DSP Communications from November 1997 through January 1999, as Chief Financial Officer of DSP Communications from August 1994 through October 1998, as Executive Vice President of DSP Communications from July 1996 through October 1998 and as Senior Vice President of DSP Communications from August 1994 through July 1996. Between April 1992 and
August 1994, Mr. Dogon served as Director of Finance of Nilit, an Israeli manufacturer of nylon fibers. From March 1991 to March 1992, Mr. Dogon served as Vice President of Finance of Mul-T-Lock, an Israeli manufacturer of security devices. Between March 1989 and March 1991, he served as Manager of the International Division of the Israel General Bank. From December 1987 to
March 1989, he served as Chief Financial Officer of Indigo, an Israeli developer of imaging systems. Prior to December 1987, he was employed for 17 years by Scitex, where he last served as Executive Vice President and Chief Financial Officer. Mr. Dogon has a Bachelors degree in Economics and Commerce from the University of Cape Town, South Africa.

    AVRAHAM FISCHER has served as a director of Nogatech since January 1995.
Mr. Fischer is a managing partner of the law firm Fischer, Behar, Chen & Co., of Tel Aviv, Israel, where he has practiced since 1982. Mr. Fischer has also served as a director of DSP Group from 1989 through 1997, of DSP Communications from 1996 through 1999, and of Vyyo, a developer of wireless broadband technologies, since April 1996. Since January 1998, Mr. Fischer has served as co-Chairman of the Board of Israir Aviation and Tourism and since January 1997, he has been co-Chairman of the Board of Ganden Investment, which has holdings in a group of Israeli tourism and aviation companies. Mr. Fischer has a law degree from the Tel Aviv University Law School and was a lecturer at the school from 1982 to 1987.

    MOSHE HAREL has served as a director of Nogatech since July 1998. Mr. Harel joined the Van Leer Group Foundation in 1991 as the General Manager of Sor-Van Radiation. He is currently responsible for the business activities of the Van Leer Group Foundation in Israel. Since 1994, Mr. Harel has served as a director and member of the executive board of Inventech, Mercator Management and several companies in which Inventech has invested. From 1980 to 1991, Mr. Harel served in management positions at several Israeli and U.S. companies. In 1964, Mr. Harel joined the Israeli Air Force and served as a research and development engineer and a fighter pilot. He retired in 1980 after commanding the air force flight test center. Mr. Harel has a Bachelors of Science degree in Aeronautical Engineering from the Technion Israel Institute of Technology and a Masters of Science degree in Data Management and Automation from Princeton University.

    YIRMIYAHU KAPLAN has served as a director of Nogatech since July 1998. Since 1993, Mr. Kaplan has been Managing Director of Ophir Holdings. From 1986 to 1993, Mr. Kaplan managed various projects and activities for the Investment Company of Bank Hapoalim. Mr. Kaplan is a director of a number of private companies in which Ophir Holdings is a stockholder, including Memco Software. Mr. Kaplan has a Bachelor of Arts degree in Economics and a Masters degree in Business Administration from the Hebrew University.

    ANDREW SCHONZEIT has served as a director of Nogatech since January 1996. Since 1984 Mr. Schonzeit has served as the President of Idesco, a manufacturer and distributor of identification, security and safety products, and as its Chairman of the board since 1989. Mr. Schonzeit served as a director of DSP Communications from 1992 to 1999. Mr. Schonzeit has a bachelors degree in Economics from New York University.

    YOSSI VINITSKI was appointed a director of Nogatech in December 1999.
Mr. Vinitski is a Vice President and investment committee member at Challenge Fund-Etgar, a venture capital fund. From 1995 to 1999, Mr. Vinitski was a Senior Investment Manager at Yozma Management and

Investment Ltd., an Israeli venture capital fund. From 1993 to 1995,
Mr. Vinitski served as a development engineer for several high-tech companies. Mr. Vinitski has a Bachelors of Science degree, cum laude, in Mechanical Engineering and a Masters degree in Business Administration from Tel Aviv University.

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS, MANAGEMENT AND DIRECTORS OF NOGATECH

    The following table contains information concerning the beneficial ownership of common stock of Nogatech as of June 30, 2000 by the following:

    - each person or entity who is known by Nogatech to own beneficially more than 5% of the outstanding shares of Nogatech common stock;

    - each of Nogatech's current directors;

    - Nogatech's chief executive officer; and

    - all directors and executive officers of Nogatech as a group.

    The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of June 30, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned and has an address of c/o Nogatech, Inc., 5201 Great America Parkway, Santa Clara, CA 95054.

                                            NOGATECH COMMON STOCK                     ZORAN COMMON STOCK
                                    --------------------------------------   -------------------------------------
                                        NUMBER OF         PERCENTAGE OF         NUMBER OF         PERCENTAGE OF
                                      SHARES OWNED      SHARES OUTSTANDING     SHARES OWNED     SHARES OUTSTANDING
NAME                                BEFORE THE MERGER   BEFORE THE MERGER    AFTER THE MERGER    AFTER THE MERGER
----                                -----------------   ------------------   ----------------   ------------------
5% STOCKHOLDERS:
Kenwood Corporation...............      1,255,496               8.3%              208,412               1.2%
  Alive Mitake
  2-5, Shibuya 1-chome
  Tokyo, 150 Japan
Tomen Electronics Corporation.....      1,255,496               8.3               208,412               1.2
  1-1, Uchisaiwai-cho
  2-Chome, Chiyoda-ku
  Tokyo 100, Japan
Holland Ventures B.V..............      1,104,958               7.3               183,423               1.1
  Dreeftoren-Etagel 14
  Haaksbergweg 55
  1101 BR Amsterdam Z.O.
  Netherlands
Les Fils Dreyfus & Cie S.A........        838,876               5.6               139,253                 *
  c/o Ajax Trading Co.
  2525 Davie Rd. Extension, Suite
  320
  Davie, FL 3317
Ophir Holdings Ltd................        828,719               5.5               137,567                 *
  Amot Mishpat Bldg, 10th Floor
  8 Shaul Hamelech Boulevard
  Tel Aviv 64733, Israel
Nomura International plc..........        683,527               4.5               113,465                 *
  Nomura House
  1 St. Martins-le-Grand
  Lond EC1A 4NP, United Kingdom
Docor International B.V...........        552,479               3.7                91,711                 *
  P.O. Box 448
  Kiryat Weizman
  Rehovot, 76100 Israel
Inventech Ltd.....................        552,479               3.7                91,711                 *
  Shalom Tower
  Echad Ha'am 9
  P.O. Box 29076
  Tel Aviv 65251, Israel

NAMED EXECUTIVE OFFICERS AND
  DIRECTORS:
Nathan Hod (1)....................      1,119,205               7.4%              185,788               1.1%
Yirmiyahu Kaplan (2)..............        828,719               5.5               137,567                 *
Arie Heiman (3)...................        517,347               3.3                85,880                 *
Andrew Schonzeit (4)..............        145,489               1.0                24,151                 *
Avraham Fischer (5)...............         85,000                 *                14,110                 *
Gerald Dogon (6)..................         40,000                 *                 6,640                 *
Arie Gavriely.....................         28,750                 *                 4,772                 *
Moshe Harel (7)...................         12,500                 *                 2,075                 *
Yossi Vinitski....................             --                 *                    --                 *
All directors and executive
  officers as a group (12 persons)
  (8).............................      2,855,010              18.1%              473,932               2.7%

--------------------------

*   represents less than 1%

(1) Includes outstanding options to purchase 25,000 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

(2) Mr. Kaplan is the managing director of Ophir Holdings Ltd. and may be deemed to share voting and investment power with respect to the shares held by Ophir Holdings Ltd. Mr. Kaplan disclaims beneficial ownership of these shares.

(3) Includes outstanding options to purchase 353,014 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

(4) Includes outstanding options to purchase 50,000 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000. Excludes 13,176 shares of common stock held in four trusts for the benefit of Mr. Schonzeit's children, as to which Mr. Schonzeit has no voting or investment power. Mr. Schonzeit disclaims beneficial ownership of these shares.

(5) Includes outstanding options to purchase 50,000 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

(6) Consists of outstanding options to purchase 40,000 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

(7) Consists of outstanding options to purchase 12,500 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

(8) Includes outstanding options or warrants to purchase 637,264 shares of Nogatech common stock that are exercisable on or prior to August 29, 2000.

         INFORMATION REGARDING NOGATECH EXECUTIVE OFFICER COMPENSATION

SUMMARY OF CASH AND OTHER EXECUTIVE COMPENSATION

    The following table sets forth information concerning compensation received for services rendered to Nogatech during the year ended December 31, 1999 by Arie Heiman, Nogatech's Chief Executive Officer. Mr. Heiman is the only executive officer of Nogatech who will continue to serve as an executive officer of Zoran if the merger is completed.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL
                                                         COMPENSATION              OPTIONS GRANTED      ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR        SALARY       BONUS        (SHARES)       COMPENSATION(1)
---------------------------                   --------   ------------   --------   ---------------   ---------------
Arie Heiman.................................    1999       $168,500          --        37,500            $34,621
  President and Chief Executive Officer

------------------------

(1) On behalf of Mr. Heiman, Nogatech makes monthly payments to a severance fund, a pension fund and a risk/disability fund. The amounts held in such funds on Mr. Heiman's behalf are payable to him upon termination of his employment.

OPTION GRANTS

    The following table sets forth information concerning grants of options to purchase Nogatech's common stock made during the year ended December 31, 1999 to the Chief Executive Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE VALUE
                                 ---------------------------------------------------------   AT ASSUMED ANNUAL RATES OF
                                    NUMBER OF        % OF TOTAL                               STOCK PRICE APPRECIATION
                                   SECURITIES      OPTIONS GRANTED                               FOR OPTION TERM(1)
                                   UNDERLYING      TO EMPLOYEES IN   EXERCISE   EXPIRATION   ---------------------------
NAME                             OPTIONS GRANTED   FISCAL YEAR(2)    PRICE(3)    DATE(4)          5%            10%
----                             ---------------   ---------------   --------   ----------   ------------   ------------
Arie Heiman....................      37,500             14.1%         $3.00        8/06        $45,798        $106,731

--------------------------

(1) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Commission's rules, and do not represent Zoran's estimate or projection of future Zoran common stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of Zoran, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(2) Nogatech granted options to purchase aggregate of 266,000 shares of common stock during 1999.

(3) All options were granted at an exercise price equal to the fair market value of Nogatech common stock on the date of grant.

(4) These options will vest immediately if a change of control of Nogatech occurs or if Nogatech is merged into another company, unless these options are assumed by Nogatech's successor.

OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table sets forth information concerning the stock options held as of December 31, 1999, by the Chief Executive Officer, who did not exercise any stock options in 1999.

                  OPTION EXERCISES AND YEAR-END OPTION VALUES

                                                                  SHARES UNDERLYING            VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AS OF     IN-THE-MONEY OPTIONS AS OF
                                      SHARES                      DECEMBER 31, 1999            DECEMBER 31, 1999(1)
                                    ACQUIRED ON    VALUE     ---------------------------   ----------------------------
NAME                                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                -----------   --------   -----------   -------------   ------------   -------------
Arie Heiman.......................          --         --       364,473        134,791      $4,311,058     $1,492,109

------------------------

(1) Based on the price of $12.00, the initial public offering price of Nogatech's common stock, less the exercise price.

                      WHERE YOU CAN FIND MORE INFORMATION

    Zoran and Nogatech each file reports, proxy statements and other information with the Commission. You may read and copy any reports, statements and other information we file at the Commission's public reference room at 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60611. Copies of these materials also can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, Washington, D.C. 20549 at prescribed rates. Zoran's and Nogatech's filings are also available to you from commercial document retrieval services and at the Commission's a website at http://www.sec.gov.

    Zoran common stock and Nogatech common stock are quoted on The Nasdaq National Market. Reports and other information concerning Zoran and Nogatech can also be inspected at the offices of the National Association of Securities Dealers, Inc., Market Listing Section, 1735 K Street, N.W., Washington, D.C. 20006.

    Zoran has filed with the Commission a registration statement on Form S-4 with respect to the shares of Zoran common stock to be issued pursuant to the merger agreement. This proxy statement/ prospectus constitutes the prospectus of Zoran that is filed as part of the registration statement. Copies of the registration statement, including exhibits, may be obtained from the Commission's principal office in Washington, D.C. or on the Commission's website.

    This proxy statement/prospectus includes trademarks and trade names of companies other than Zoran and Nogatech, which are the property of their respective owners. You may obtain documents described in this proxy statement/prospectus by requesting them in writing or by telephone from the appropriate party at the following address:

NOGATECH, INC.                                 ZORAN CORPORATION
5201 Great America Parkway                     3112 Scott Boulevard
Santa Clara, California 95054                  Santa Clara, California 95054
Attn: Investor Relations                       Attn: Investor Relations
Tel: (408) 562-6200                            Tel: (415) 617-2543

    If you would like to request documents from Zoran or Nogatech, please do so by October 16, 2000 to receive them before the Nogatech special meeting.

    You should rely only on the information contained in this proxy statement/prospectus to vote on the Nogatech proposal. Neither Zoran nor Nogatech has not authorized anyone to provide you with information that is different from what is contained in this proxy statement/prospectus. This proxy statement/prospectus is dated September 29, 2000. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than such date, and neither the mailing of this proxy statement/prospectus to you nor the issuance of Zoran common stock in the merger shall create any implication to the contrary.

    This proxy statement/prospectus is being furnished:

    - to Nogatech's stockholders in connection with the solicitation of proxies by Nogatech's board of directors for use at the Nogatech special meeting. Each copy of this proxy statement/prospectus mailed to the Nogatech stockholders is accompanied by a form of proxy for use at the Nogatech special meeting; and

    - by Zoran to holders of Nogatech common stock as a prospectus in connection with the Zoran common stock to be issued upon consummation of the merger.

    Zoran has supplied all information contained or incorporated by reference in this proxy statement/ prospectus relating to Zoran, and Nogatech has supplied all such information relating to Nogatech. Neither Zoran nor Nogatech has independently investigated or verified the information provided by the other.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Zoran, PixelCam and Nogatech been combined during the specified periods. The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjuction with, the historical consolidated financial statements, including the notes thereto, of Zoran, PixelCam and Nogatech included elsewhere in this document.

    The following pro forma combined financial statements give effect to the proposed merger of Zoran and Nogatech using the purchase method of accounting as well as the merger of Zoran and PixelCam, which was completed on June 29, 2000, using the purchase method of accounting. The pro forma adjustments related to the merger of Zoran and Nogatech are preliminary and based on management's estimates. The pro forma adjustments related to the merger of Zoran and PixelCam are final and based on a third party valuation of the intangible assets acquired and management's estimates.

    Based on the timing of the closing of the transaction, the finalization of the third-party valuation, the pro forma adjustments may differ materially from those presented in these pro forma financial statements. A change in the pro forma adjustments would result in a reallocation of the purchase price affecting the value assigned to the long-term tangible and intangible assets. The statement of operations effect of these changes will depend on the nature and amount of the assets or liabilities adjusted (see Note 2 to the unaudited pro forma combined financial statements).

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF JUNE 30, 2000
(IN THOUSANDS)

                                                                           PRO FORMA
                                                     ZORAN     NOGATECH   ADJUSTMENTS      PRO FORMA
                                                    --------   --------   -----------      ---------
ASSETS
Current assets:
  Cash and cash equivalents.......................  $ 15,418   $ 46,521     $     --       $ 61,939
  Short-term investments..........................    93,200         --           --         93,200
  Accounts receivable, net........................    21,734      2,132           --         23,866
  Inventory.......................................    11,380      1,805           --         13,185
  Prepaid expenses and other current assets.......     3,171        425           --          3,596
                                                    --------   --------     --------       --------
    Total current assets..........................   144,903     50,883           --        195,786

Property and equipment, net.......................     6,061        422           --          6,483
Goodwill and other intangibles....................    18,036         --      101,652 (1)    119,688
Other assets......................................    41,241        292           --         41,533
                                                    --------   --------     --------       --------
                                                    $210,241   $ 51,597     $101,652       $363,490
                                                    ========   ========     ========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Convertible notes payable, current..............  $     --   $     --     $     --             --
  Accounts payable................................     9,711      2,676           --         12,387
  Accrued liabilities.............................    12,665        462        3,500 (2)     16,627
                                                    --------   --------     --------       --------
    Total current liabilities.....................    22,376      3,138        3,500         29,014
                                                    --------   --------     --------       --------
                                                      22,376      3,138        3,500         29,014
                                                    --------   --------     --------       --------

Stockholders' equity:
  Common stock....................................        14         16          (13)(3)         17
  Additional paid-in capital......................   221,408     63,719       94,654 (3)    379,781
  Warrants........................................       717         --           --            717
  Unearned stock-based compensation...............        --       (193)      (1,572)(4)     (1,765)
  Accumulated other comprehensive income..........     3,478         --           --          3,478
  Retained earnings (accumulated deficit).........   (37,752)   (15,083)       5,083 (5)    (47,752)
                                                    --------   --------     --------       --------
    Total stockholders' equity....................   187,865     48,459       98,152        334,476
                                                    --------   --------     --------       --------
      Total liabilities and stockholders'
        equity....................................  $210,241   $ 51,597     $101,652       $363,490
                                                    ========   ========     ========       ========

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                PRO FORMA
                                               ZORAN     PIXELCAM   NOGATECH   ADJUSTMENTS   PRO FORMA
                                              --------   --------   --------   -----------   ---------
Revenues:
  Product sales.............................  $30,611    $   313    $ 5,988      $     --    $ 36,912
  Software, licensing and development.......    5,892         --         --            --       5,892
                                              -------    -------    -------      --------    --------
    Total revenues..........................   36,503        313      5,988            --      42,804
                                              -------    -------    -------      --------    --------

Operating expenses:
  Cost of sales.............................   17,205        313      3,407            --      20,925
  Research and development..................    7,245      1,252      1,322            --       9,819
  Sales and marketing, general and
    administrative..........................    8,580        870      1,255            --      10,705
  Stock based compensation..................       --        485         --            --         485
  Amortization of goodwill and other
    intangibles.............................       --         --         --        19,948(6)   19,948
  Write-off of acquired in-process research
    and development.........................    6,769         --         --        (6,769)(7)       --
                                              -------    -------    -------      --------    --------
    Total operating expenses................   39,799      2,920      5,984        13,179      61,882
                                              -------    -------    -------      --------    --------

Income (loss) from operations...............   (3,296)    (2,607)         4       (13,179)    (19,078)
Interest and other income...................    4,214         16        330            --       4,560
Interest expense............................       --        (45)        --            --         (45)
                                              -------    -------    -------      --------    --------
Income (loss) before income taxes...........      918     (2,636)       334       (13,179)    (14,563)
Provision for income tax....................    1,153          2         --          (449)(8)      706
                                              -------    -------    -------      --------    --------
Net income (loss)...........................     (235)    (2,638)       334       (12,730)    (15,269)
Charge for beneficial conversion feature of
  series
B Preferred Stock...........................       --         --     (4,570)           --      (4,570)
Accretion of series A redeemable convertible
  preferred stock to redemption value.......       --         --       (252)           --        (252)
                                              -------    -------    -------      --------    --------
Net loss attributable to common
  stockholders..............................  $  (235)   $(2,638)   $(4,488)     $(12,730)   $(20,091)
                                              =======    =======    =======      ========    ========
Basic net loss per share....................  $ (0.02)                                       $  (1.19)(9)
                                              =======                                        ========
Diluted net loss per share..................  $ (0.02)                                       $  (1.19)(9)
                                              =======                                        ========
Shares used to compute basic net loss per
  share                                        14,072                               2,756      16,828
                                              =======                            ========    ========
Shares used to compute diluted net loss per
  share.....................................   14,072                               2,756      16,828
                                              =======                            ========    ========

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                PRO FORMA
                                               ZORAN     PIXELCAM   NOGATECH   ADJUSTMENTS   PRO FORMA
                                              --------   --------   --------   -----------   ---------
Revenues:
  Product sales.............................  $52,887    $   250      8,856      $     --    $ 61,993
  Software, licensing and development.......    8,787         --    $    --            --       8,787
                                              -------    -------    -------      --------    --------
    Total revenues..........................   61,674        250      8,856            --      70,780
                                              -------    -------    -------      --------    --------

Operating expenses:
  Cost of sales.............................   28,523        289      5,111            --      33,923
  Research and development..................   12,651      1,517      2,283            --      16,451
  Sales and marketing, general and
    administrative..........................   14,251        819      2,569            --      17,639
  Amortization of goodwill and other
    intangibles.............................       --         --         --        39,896(6)   39,896
  Stock based compensation..................       --        229         --            --         229
                                              -------    -------    -------      --------    --------
    Total operating expenses................   55,425      2,854      9,963        39,896     108,138
                                              -------    -------    -------      --------    --------

Income (loss) from operations...............    6,249     (2,604)    (1,107)      (39,896)    (37,358)
Interest and other income...................    1,585          5         11            --       1,601
Interest expense............................       --       (109)        --            --        (109)
                                              -------    -------    -------      --------    --------
Income (loss) before income taxes...........    7,834     (2,708)    (1,096)      (39,896)    (35,866)
Provision (benefit) for income tax..........    1,175         --         --          (510)(8)      665
                                              -------    -------    -------      --------    --------
Net income (loss)...........................    6,659     (2,708)    (1,096)      (39,386)    (36,531)
Accretion of series A redeemable convertible
  preferred stock to redemption value.......       --         --       (427)           --        (427)
                                              -------    -------    -------      --------    --------
Net income (loss) attributable to common
  stockholders..............................  $ 6,659    $(2,708)   $(1,523)     $(39,386)   $(36,958)
                                              =======    =======    =======      ========    ========
Basic net income (loss) per share...........  $  0.61                                        $  (2.72)(9)
                                              =======                                        ========
Diluted net income (loss) per share.........  $  0.54                                        $  (2.72)(9)
                                              =======                                        ========
Shares used to compute basic net income
  (loss) per share..........................   10,844                               2,756      13,600
                                              =======                            ========    ========
Shares used to compute diluted net income
  (loss) per share..........................   12,249                               1,351      13,600
                                              =======                            ========    ========

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1--BASIS OF PRESENTATION

    The pro forma combined balance sheet assumes that the merger between Zoran and Nogatech took place on June 30, 2000 and combines Zoran's June 30, 2000 unaudited consolidated balance sheet (which reflects the PixelCam merger of June 29, 2000) and Nogatech's June 30, 2000 unaudited consolidated balance sheet. The pro forma combined statements of operations assume the mergers of Zoran and Nogatech and Zoran and PixelCam took place as of the beginning of 1999.

    The pro forma combined statements of operations for the year ended December 31, 1999 combines Zoran's and Nogatech's consolidated statements of operations for the year ended December 31, 1999 and PixelCam's statements of operations for the year ended March 31, 2000.

    The pro forma combined statements of operations for the six month period ended June 30, 2000 combines Zoran's and Nogatech's consolidated statements of operations for the six month period ended June 30, 2000 and PixelCam's statement of operations for the period January 1, 2000 thru June 29, 2000 (the date of the Zoran merger with PixelCam).

    Revenues of approximately $160,000 and net loss of approximately $1,835,000 of PixelCam for the period from January 1, 2000 through March 31, 2000 were included in both the unaudited pro forma combined statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000.

    On a combined basis, there were no material transactions between Zoran and Nogatech or PixelCam during the periods presented.

    There are no material differences between the accounting policies of Zoran, Nogatech and PixelCam.

    The pro forma combined provision for income taxes may not represent the amounts that would have resulted had Zoran, Nogatech and PixelCam filed consolidated income tax returns during the periods presented.

NOTE 2--PRO FORMA ADJUSTMENTS

NOGATECH MERGER

    The purchase price for Nogatech of $162.0 million, which consists of 2,705,549 shares, includes 2,507,810 shares with a fair value of $152.5 million (fair value being determined as the average price of the Zoran stock for a period three days before and after the date of the definitive agreement), 197,739 shares with a fair value of $6.0 million for Zoran stock options (computed under the Black Scholes method) and $3.5 million in estimated expenses of the transaction. The purchase price was allocated on a pro forma basis:
$48.5 million to the estimated fair value of Nogatech net tangible assets, $10.0 million to purchased in-process research and development, $1.8 million to deferred compensation for the intrinsic value of the unvested stock options assumed and $101.7 million to goodwill and other intangibles. The allocation of the purchase price to intangibles is based upon management's estimates and are preliminary. The purchase price allocation will be adjusted upon the finalization of a third-party valuation and may differ materially from those presented in these pro forma financial statements.

PIXELCAM MERGER

    The purchase price for PixelCam of $25.2 million includes the fair value of stock and options issued by Zoran of $24.6 million and $0.6 million of expenses of the transaction. The purchase price was allocated on the basis of an independent appraisal and management's estimates: $0.4 million to the estimated fair value of PixelCam net tangible assets, $6.8 million to purchased in-process research and development and $18.0 million to goodwill and other intangibles.

    (1) The adjustment to Goodwill and other intangibles reflects the goodwill created in the acquisition of Nogatech. The goodwill and other intangibles created in the acquisition of PixelCam are included in Zoran's June 30, 2000 consolidated balance sheet.

    (2) The adjustment to Accrued liabilities reflects the accrual of costs expected to be incurred in connection with the acquisition of Nogatech.

    (3) The adjustment to Common stock and Additional paid-in capital reflects the fair market value of shares issued in connection with the acquisition of Nogatech offset by the elimination of Nogatech's Common stock and Additional paid-in capital.

    (4) The adjustment to Unearned stock-based compensation reflects the unearned stock-based compensation computed for Zoran's assumption of Nogatech's unvested options outstanding.

    (5) The adjustment to Retained earnings (accumulated deficit) reflects the Write-off of acquired in-process research and development to be recorded by Zoran in connection with the acquisition of Nogatech offset by the elimination of Nogatech's Retained earnings (accumulated deficit).

    (6) The adjustment to Amortization of goodwill and other intangibles represents the following:

                                                                    SIX MONTHS       TWELVE MONTHS
                                                                      ENDED              ENDED
                                                                  JUNE 30, 2000    DECEMBER 31, 1999
                                                                  --------------   ------------------
        Amortization of goodwill from the acquisition of
          PixelCam..............................................      $ 3,006            $ 6,012
        Amortization of goodwill from the acquisition of
          Nogatech..............................................      $16,942            $33,884

    (7) The adjustment to Write-off of acquired in-process research and development, made in accordance with SEC rules for filing pro forma financial statements, is to eliminate the one-time write-off of acquired in-process technology recorded by Zoran in connection with the acquisition of PixelCam.

    (8) The adjustment to Provision for income tax is to adjust the tax provision for additional benefit related to certain of the adjustments for the PixelCam merger. No tax adjustments have been made for the Nogatech merger based on management's assumption that most, if not all, of the intangibles will represent non-deductible goodwill.

    (9) Basic and Diluted unaudited pro forma net loss per share is computed using the weighted average number of shares outstanding after the issuance of 247,220 shares related to the PixelCam acquisition and 2,507,549 shares related to the Nogatech acquisition. It excludes any options of Zoran and any options issued in conjunction with either the Nogatech or PixelCam acquisitions since such options are antidilutive.

      COMPARISON OF RIGHTS OF ZORAN STOCKHOLDERS AND NOGATECH STOCKHOLDERS

    Zoran and Nogatech are incorporated under the laws of the State of Delaware. The rights of their stockholders are governed by Delaware law and by their respective certificates of incorporation and bylaws. Upon consummation of the merger, stockholders of Nogatech will become stockholders of Zoran. The rights of former Nogatech stockholders will continue to be governed by Delaware law, and by the certificate of incorporation and bylaws of Zoran. The following is a summary of the material differences between the Zoran certificate of incorporation and Zoran bylaws, on the one hand, and the certificate of incorporation and bylaws of Nogatech, on the other hand, that may affect the rights of Nogatech's stockholders who become holders of Zoran common stock.

SPECIAL MEETINGS

    Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation's certificate of incorporation or the bylaws. The Zoran bylaws provide that special meetings of the stockholders may only be called by the Zoran board of directors, the Chairman of the Board or the President. The Nogatech bylaws and Nogatech certificate of incorporation provide that special meetings may only be called by the Nogatech board of directors, the Chairman of the Board, the President or the Chief Executive Officer.

SIZE OF THE BOARD OF DIRECTORS; CLASSIFICATION OF THE BOARD

    The Zoran bylaws set the authorized number of directors at six. Zoran's board of directors or stockholders can change such number by amending the bylaws. The Nogatech certificate of incorporation provides that the number of directors constituting the Nogatech board of directors shall be fixed exclusively by the Nogatech bylaws. The Nogatech bylaws set the authorized number of directors at nine. The Nogatech certificate of incorporation provides for the division of the Nogatech board of directors into three classes with staggered three year terms, with each class consisting of three directors.

REMOVAL OF DIRECTORS

    Under Delaware law, unless otherwise restricted by the certificate of incorporation or by the corporation's bylaws, any director or the entire board of directors may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that so long as stockholders of the corporation are entitled to cumulative voting, no individual director may be removed without cause, unless the entire board is removed, if the number of votes cast against such removal would be sufficient to elect the director if then cumulatively voted at an election of the class of directors of which the director is a part. Whenever the holders of any class or series are entitled to elect one or more directors by the certificate of incorporation, the director or directors may be removed without cause only if there are sufficient votes by the holders of the outstanding shares of that class or series. A vacancy created by the removal of a director may be filled only by the approval of the stockholders.

    The Zoran bylaws provide that any director or the entire Zoran board of directors may be removed, with or without cause, at a special meeting of the stockholders called for such purpose, by a vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock of Zoran entitled to vote generally in the election of directors.

    The Nogatech certificate of incorporation provides that any director or the entire Nogatech board of directors may be removed from office at any time:

    - with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class; or

    - without cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the voting stock.

    Under Delaware law, no reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

    The Nogatech certificate of incorporation provides that any vacancy on Nogatech's board of directors may be filled by the affirmative vote of the holders of a majority of the outstanding shares of common stock or by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum. Newly created directorships resulting from an increase in the number of directors will be filled only by the vote of the directors. The Zoran bylaws provide that a majority of the directors, including those who have resigned, have the power to fill vacancies.

LIMITATION ON BUSINESS TRANSACTED AT SPECIAL MEETINGS

    The Nogatech bylaws provide that business transacted at a special meeting shall be limited to the purposes stated in the notice of meeting. The Zoran bylaws provide that business transacted at a special meeting shall be specified in the notice of meeting, but the agenda of the meeting may, at the discretion of the chairman of the meeting, be conducted otherwise in accordance with the wishes of the stockholders in attendance.

LIMITATION ON STOCKHOLDERS ACTION BY WRITTEN CONSENT

    The Nogatech certificate of incorporation provides that stockholders shall not take any action by written consent. The Zoran bylaws provide that any action required to be taken or which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by a number of the holders of outstanding stock having not less than the minimum number of votes that wold be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted.

AMENDMENT OF BYLAWS AND CERTIFICATE

    Generally, under Delaware law, an amendment to a corpration's certificate of incorporation requires the approval of the board of directors and the approval of holders of a majority of the outstanding stock entitled to vote on the amendment. The holders of the outstanding shares of a class are entitled to vote as a separate class on a proposed amendment that would increase or decrease the aggregate number of authorized shares of their class, increase or decrease the par value of the shares of their class, or alter or change the powers, preferences or special rights of the shares of their class in a way that affects them adversely.

    The Zoran bylaws may be repealed, altered or amended by the stockholders. The Zoran board of directors may also amend the Zoran bylaws, subject to the power of the stockholders to change or repeal such bylaws and provided that the board of directors shall not make or alter any bylaws fixing the qualifications, classifications, term of office or compensation of directors.

    The Nogatech certificate of incorporation provides that, notwithstanding any provision of law which may permit a lesser vote, the Nogatech certificate of incorporation may only be amended by 66 2/3% of voting power of the then outstanding shares of capital stock of Nogatech. The Nogatech bylaws may be amended, altered or repealed by:

    - the Nogatech board of directors, by approval of a majority of the total number of authorized directors; or

    - the affirmative vote of a majority of the voting power of outstanding shares of capital stock of Nogatech.

    The foregoing summary does not purport to be a complete statement of the rights of holders of Zoran common stock and Nogatech common stock under Delaware law, and the summary is qualified in its entirety by reference to Delaware law, the Zoran certificate of incorporation and Zoran bylaws, and the Nogatech certificate of incorporation and Nogatech bylaws. See "Description of Zoran Capital Stock" for a summary of certain other rights relating to the Zoran common stock.

     COMMISSION POSITION ON INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

    To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of either Nogatech or Zoran under the above provisions, we have been advised that in the opinion of the Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                       DESCRIPTION OF ZORAN CAPITAL STOCK

    The authorized capital stock of Zoran consists of 20,000,000 shares of common stock, $.001 par value per share, and 3,000,000 shares of preferred stock, $.001 par value per share.

COMMON STOCK

    As of August 23, 2000, there were approximately 14,656,945 shares of Zoran common stock outstanding.

    The holders of Zoran common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by Zoran's board of directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of Zoran, holders of Zoran common stock are entitled to share ratably in the assets remaining after payment of liabilities and the liquidation preference of any outstanding preferred stock. Holders of Zoran common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of Zoran common stock are fully paid and non-assessable.

    The transfer agent for Zoran common stock is American Stock Transfer & Trust Company.

PREFERRED STOCK

    Up to 3,000,000 shares of Zoran preferred stock are authorized for issuance. Zoran's board of directors has the authority, without further action by the stockholders, to issue the undesignated preferred stock in one or more series and to fix the designations, powers, preferences, privileges and relative participating, optional or special rights and the qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the common stock. Zoran's board of directors, without stockholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock. Preferred stock could thus be issued quickly with terms calculated to delay or prevent a change in control of Zoran or make removal of management more difficult. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of the common stock.

                                 LEGAL MATTERS

    The validity of the shares of Zoran common stock to be issued pursuant to the Merger Agreement and certain legal matters relating to the federal income tax consequences of the merger will be passed upon for Zoran by Gray Cary
Ware & Freidenrich LLP, Palo Alto, California. Certain legal matters relating to the federal income tax consequences of the merger will be passed upon for Nogatech by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. As of the date of this proxy statement/prospectus, partners of Gray Cary Ware & Freidenrich LLP beneficially own an aggregate of 1,100 shares of Zoran common stock.

                                    EXPERTS

    The consolidated financial statements of Zoran as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this proxy statement/prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

    The consolidated financial statements of Nogatech as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this proxy statement/prospectus have been so included in reliance on the report of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, independent certified public accountants in Israel, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

                                                                PAGE
                                                              --------
Zoran Corporation:
  Report of Independent Accountants.........................  F-2
  Consolidated Balance Sheets as of December 31, 1998 and
    1999 and June 30, 2000 (unaudited)......................  F-3
  Consolidated Statements of Operations for the three years
    ended December 31, 1999 and the six month periods ended
    June 30, 1999 (unaudited) and 2000 (unaudited)..........  F-4
  Consolidated Statements of Stockholders' Equity for the
    three years ended December 31, 1999.....................  F-5
  Consolidated Statements of Cash Flows for the three years
    ended December 31, 1999 and the six month periods ended
    June 30, 1999 (unaudited) and 2000 (unaudited)..........  F-6
  Notes to Consolidated Financial Statements................  F-7

PixelCam, Inc.:
  Report of Independent Accountants.........................  F-25
  Balance Sheet as of March 31, 2000 and 1999 (unaudited)
    and June 30, 2000 (unaudited)...........................  F-26
  Statement of Operations for the fiscal year ended
    March 31, 2000, the periods from inception to March 31,
    1999 (unaudited) and 2000 (unaudited), and the three
    month periods ended June 30, 2000 (unaudited) and 1999
    (unaudited).............................................  F-27
  Statement of Shareholder's Deficit for the period from
    inception to March 31, 1999 and the fiscal year ended
    March 31, 2000..........................................  F-28
  Statement of Cash Flows for the fiscal year ended
    March 31, 2000, the periods from inception to March 31,
    1999 (unaudited) and 2000 (unaudited), and the three
    months ended June 30, 2000 (unaudited) and 1999
    (unaudited).............................................  F-29
  Notes to Financial Statements.............................  F-30

Nogatech, Inc.:
  Report of Independent Accountants.........................  F-40
  Consolidated Balance Sheets as of December 31, 1998 and
    1999 and June 30, 2000 (unaudited)......................  F-41
  Consolidated Statements of Operations for the three years
    ended December 31, 1999 and the six month periods ended
    June 30, 1999 (unaudited) and 2000 (unaudited)..........  F-42
  Consolidated Statements of Stockholders' Equity (Capital
    Deficiency) for the three years ended December 31, 1999
    and the six month period ended June 30, 2000
    (unaudited).............................................  F-43
  Consolidated Statements of Cash Flows for the three years
    ended December 31, 1999 and the six month periods ended
    June 30, 1999 (unaudited) and 2000 (unaudited)..........  F-46
  Notes to Consolidated Financial Statements................  F-47

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Zoran Corporation

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of Zoran Corporation and its subsidiaries at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
San Jose, California
January 25, 2000

                               ZORAN CORPORATION

                          CONSOLIDATED BALANCE SHEETS

                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                 DECEMBER 31,
                                                             ---------------------    JUNE 30,
                                                               1999        1998         2000
                                                             ---------   ---------   -----------
                                                                                     (UNAUDITED)
                                             ASSETS
Current Assets:
  Cash and cash equivalents................................  $  12,665   $   8,221    $  15,418
  Short-term investments...................................    132,967      10,954       93,200
  Accounts receivable, net.................................     21,869      15,558       21,734
  Inventory................................................      7,159       7,063       11,380
  Prepaid expenses and other current assets................      1,946       2,018        3,171
                                                             ---------   ---------    ---------
      Total current assets.................................    176,606      43,814      144,903
Property and equipment, net................................      5,662       5,356        6,061
Other investments..........................................        200          --       41,241
Goodwill and other intangibles.............................         --          --       18,036
                                                             ---------   ---------    ---------
                                                             $ 182,468   $  49,170    $ 210,241
                                                             =========   =========    =========

                              LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable.........................................  $   7,987   $   6,530    $   9,711
  Accrued expenses and other liabilities...................     11,036       6,454       12,665
                                                             ---------   ---------    ---------
      Total current liabilities............................     19,023      12,984       22,376
                                                             ---------   ---------    ---------
Commitments and Contingencies (Note 6)
Stockholders' Equity:
  Common Stock: $0.001 par value; 20,000,000 shares
    authorized; 13,919,270 and 10,213,394 shares issued and
    outstanding............................................         14          10           14
  Additional paid-in capital...............................    195,269      79,635      221,408
  Warrants.................................................        717         717          717
  Accumulated other comprehensive income...................      4,962          --        3,478
  Accumulated deficit......................................    (37,517)    (44,176)     (37,752)
                                                             ---------   ---------    ---------
      Total stockholders' equity...........................    163,445      36,186      187,865
                                                             ---------   ---------    ---------
                                                             $ 182,468   $  49,170    $ 210,241
                                                             =========   =========    =========

  The accompanying notes are an integral part of these consolidated financial statements.

                                ZORAN COPORATION

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   SIX MONTHS ENDED
                                                    YEAR ENDED DECEMBER 31,            JUNE 30,
                                                 ------------------------------   -------------------
                                                   1999       1998       1997       2000       1999
                                                 --------   --------   --------   --------   --------
                                                                                      (UNAUDITED)
Revenues:
  Product sales................................  $52,887    $33,465    $32,717    $30,611    $20,209
  Software, licensing and development..........    8,787     10,760     12,210      5,892      5,314
                                                 -------    -------    -------    -------    -------
      Total revenues...........................   61,674     44,225     44,927     36,503     25,523
                                                 -------    -------    -------    -------    -------
Costs and expenses:
  Cost of product sales........................   28,523     19,036     16,032     17,205     10,777
  Research and development.....................   12,651     13,548     13,787      7,245      7,515
  Selling, general and administrative..........   14,251     11,551     11,209      8,580      6,549
  Write-off of acquired in-process research and
    development................................       --         --         --      6,769         --
                                                 -------    -------    -------    -------    -------
      Total costs and expenses.................   55,425     44,135     41,028     39,799     24,841
                                                 -------    -------    -------    -------    -------
Operating income...............................    6,249         90      3,899     (3,296)       682
Interest and other income, net.................    1,585      1,071      1,258      4,214        977
                                                 -------    -------    -------    -------    -------
Income before income taxes.....................    7,834      1,161      5,157        918      1,659
Provision for income taxes.....................    1,175        232        928      1,153        332
                                                 -------    -------    -------    -------    -------
Net income (loss)..............................  $ 6,659    $   929    $ 4,229    $  (235)   $ 1,327
                                                 =======    =======    =======    =======    =======
Basic net income (loss) per share..............  $  0.61    $  0.09    $  0.45    $ (0.02)   $  0.13
                                                 =======    =======    =======    =======    =======
Diluted net income (loss) per share............  $  0.54    $  0.08    $  0.38    $ (0.02)   $  0.11
                                                 =======    =======    =======    =======    =======
Shares used to compute basic net income (loss)
  per
  share........................................   10,844     10,042      9,412     14,072     10,441
                                                 =======    =======    =======    =======    =======
Shares used to compute diluted net income
  (loss) per share.............................   12,249     11,119     11,072     14,072     11,735
                                                 =======    =======    =======    =======    =======

  The accompanying notes are an integral part of these consolidated financial statements.

                               ZORAN CORPORATION

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                 (IN THOUSANDS)

                                                                               ACCUMULATED
                                   COMMON STOCK       ADDITIONAL                  OTHER
                                -------------------    PAID-IN                COMPREHENSIVE   ACCUMULATED
                                 SHARES     AMOUNT     CAPITAL     WARRANTS      INCOME         DEFICIT      TOTAL
                                --------   --------   ----------   --------   -------------   -----------   --------
Balance at December 31,
  1996........................    9,029      $ 9       $ 77,855      $ --         $   --       $ (49,334)   $ 28,530
Issuance of Common Stock,
  net.........................      772        1            769        --             --              --         770
Issuance of Warrant...........       --       --             --       717             --              --         717
Amortization of deferred
  compensation................       --       --             40        --             --              --          40
Net income....................       --       --             --        --             --           4,229       4,229
                                 ------      ---       --------      ----         ------       ---------    --------
Balance at December 31,
  1997........................    9,801       10         78,664       717             --         (45,105)     34,286
Issuance of Common Stock,
  net.........................      412       --            971        --             --              --         971
Net income....................       --       --             --        --             --             929         929
                                 ------      ---       --------      ----         ------       ---------    --------
Balance at December 31,
  1998........................   10,213       10         79,635       717             --         (44,176)     36,186
Issuance of Common Stock,
  net.........................    3,706        4        115,634        --             --              --     115,638
Unrealized gain on securities
  available for sale..........       --       --             --        --          4,962              --       4,962
Net income....................       --       --             --        --             --           6,659       6,659
                                 ------      ---       --------      ----         ------       ---------    --------
Balance at December 31,
  1999........................   13,919      $14       $195,269      $717         $4,962       $ (37,517)   $163,445
                                 ======      ===       ========      ====         ======       =========    ========

  The accompanying notes are an integral part of these consolidated financial statements.

                               ZORAN CORPORATION

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                  SIX MONTHS ENDED
                                                  YEAR ENDED DECEMBER 31,             JUNE 30,
                                              -------------------------------   --------------------
                                                1999        1998       1997       2000        1999
                                              ---------   --------   --------   ---------   --------
                                                                                    (UNAUDITED)
Cash flows from operating activities:
  Net income................................  $   6,659   $   929    $ 4,229    $    (235)  $  1,327
  Adjustments:
    Depreciation, amortization and other....      2,166     2,306      1,862        1,395      1,213
    Amortization of deferred compensation...         --        --         40        6,769         --
    Changes in current assets and
      liabilities:
      Accounts receivable...................     (6,828)      951     (5,421)         222     (2,173)
      Deferred revenue......................        699      (112)       121
      Inventory.............................        (96)   (2,940)    (2,324)      (4,100)    (4,670)
      Prepaid expenses and other current
        assets..............................       (108)      214       (356)      (1,260)      (548)
      Accounts payable......................      1,457    (3,042)     3,151        1,650      2,869
      Accrued expenses and other
        liabilities.........................      3,007      (700)       534        1,147       (138)
                                              ---------   -------    -------    ---------   --------
        Net cash provided by (used in)
          operating activities..............      6,956    (2,394)     1,836        5,588     (2,120)
                                              ---------   -------    -------    ---------   --------
Cash flows from investing activities:
  Capital expenditures for property and
    equipment...............................     (2,775)   (1,778)    (3,649)      (1,308)      (794)
  Sales (purchases) of short-term
    investments, net........................   (115,175)    1,519       (230)        (755)       (86)
  PixelCam, Inc. acquisition costs net of
    cash
    acquired................................         --        --         --          (12)        --
  Purchases of long-term investments........       (200)       --         --       (2,250)        --
                                              ---------   -------    -------    ---------   --------
        Net cash used in investing
          activities........................   (118,150)     (259)    (3,879)      (4,325)      (880)
                                              ---------   -------    -------    ---------   --------
Cash flows from financing activities:
  Proceeds from issuance of common stock,
    net.....................................    115,638       971        770        1,490        882
                                              ---------   -------    -------    ---------   --------
        Net cash provided by financing
          activities........................    115,638       971        770        1,490        882
                                              ---------   -------    -------    ---------   --------
Net increase (decrease) in cash and cash
  equivalents...............................      4,444    (1,682)    (1,273)       2,753     (2,118)
Cash and cash equivalents at beginning of
  period....................................      8,221     9,903     11,176       12,665      8,221
                                              ---------   -------    -------    ---------   --------
Cash and cash equivalents at end of
  period....................................  $  12,665   $ 8,221    $ 9,903    $  15,418   $  6,103
                                              =========   =======    =======    =========   ========
Supplemental disclosures:
  Income taxes paid.........................  $     506   $    --    $   368    $      --   $     --
                                              =========   =======    =======    =========   ========

  Non-cash disclosures of investing
    activities:

  Issuance of common stock in exchange for
    the net assets of PixelCam, Inc.........  $      --   $    --    $    --    $  24,649   $     --
                                              =========   =======    =======    =========   ========

  The accompanying notes are an integral part of these consolidated financial statements.

                               ZORAN CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--THE COMPANY:

    Zoran Corporation ("Zoran" or the "Company") was incorporated in California in December 1981 and reincorporated in Delaware in November 1986. Zoran develops and markets integrated circuits and software products for digital video and audio applications enabled by compression. The Company's integrated circuits and software products are used in a variety of video and audio products addressing PC and consumer multimedia markets. Current applications incorporating Zoran's products and IP include professional and consumer video editing systems, filmless digital cameras, standalone and PC-based DVD players, Super VCD players, digital speakers and audio systems. The Company operates predominantly in one industry segment.

    The Company performs research and development and generates a substantial portion of its sales from its operations located in the State of Israel. A significant number of the Company's full-time employees are located in Israel, including a majority of the Company's research and development personnel. Therefore, the Company is directly affected by the political, economic and military conditions to which that country is subject.

    The semiconductor business is highly cyclical and has been subject to significant downturns at various times that have been characterized by diminished product demand, production, overcapacity, and accelerated erosion of average selling prices. As such, the selling price that the Company is able to command for its products is highly dependent on industry-wide production capacity and demand. Both of these factors could result in rapid deviations in product pricing and therefore could adversely effect the Company's operating results.

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Zoran and all of its subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

    INTERIM INFORMATION (UNAUDITED)

    The financial information at June 30, 2000 and for the six month periods ended June 30, 2000 and 1999 is unaudited but, in the opinion of management, has been prepared on the same basis as the annual financial statements and includes all adjustments (consisting of normal recurring adjustments) that the Company considers necessary for a fair presentation of the financial position at such date and the operating results and cash flows for such periods. Results for the six month period ended June 30, 2000 are not necessarily indicative of the results to be expected for any subsequent period or for the full year.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

    Zoran has adopted accounting policies which are generally accepted in the industry in which it operates. The following is a summary of the Company's significant accounting policies.

    USE OF ESTIMATES

    The preparation of these financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates, although such differences are not expected to be material to the consolidated financial statements.

                               ZORAN CORPORATION

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
    TRANSLATION OF FOREIGN CURRENCIES

    ZML, an Israeli subsidiary, treats the U.S. dollar as its functional currency. In accordance with Statement of Financial Accounting Standards No. 52 ("SFAS 52"), gains and losses resulting from translation of accounts designated in other than the functional currency are reflected in results of operations and to date have been insignificant.

    To date, substantially all of the Company's product sales have been denominated in U.S. dollars and most costs of product sales have been incurred in U.S. dollars. The Company has not experienced material losses or gains as a result of currency exchange rate fluctuations and has not engaged in hedging transactions to reduce its exposure to such fluctuations. The Company may take action in the future to reduce its foreign exchange risk.

    REVENUE RECOGNITION

    Revenue from product sales is generally recognized upon shipment. A provision for estimated future returns and potential warranty liability is recorded at the time revenue is recognized. Development revenue under development contracts is recognized on the percentage-of-completion method. Under the percentage-of-completion method, revenue recognized is that portion of the total contract price equal to the ratio of costs expended to date to the anticipated final total costs, based on current estimates of the costs to complete the project. Amounts received in advance of performance under contracts are recorded as deferred revenue and are generally recognized within one year from receipt. Estimates are reviewed and revised periodically throughout the lives of the contracts. Any revisions are recorded in the accounting period in which the revisions are made. Costs associated with development revenues are included primarily in research and development expenses. Revenue resulting from the licensing of the Company's technology is recognized when significant contractual obligations have been fulfilled and the customer has indicated acceptance. The Company does not provide customers with product return or exchange rights in connection with the sale of software licenses. Periodic service and maintenance fees provide customers access to technical support and minor enhancements to licensed releases are recognized ratably over the service or maintenance period. Royalty revenue is recognized in the period licensed sales are reported to the Company.

    RESEARCH AND DEVELOPMENT COSTS

    Costs related to the conceptual formation and design of internally developed software are expensed as research and development as incurred. It is the Company's policy that certain internal software development costs incurred after technological feasibility has been demonstrated and which meet recoverability tests are capitalized and amortized over the estimated economic life of the product. To date, the Company has incurred no significant internal software development costs which meet the criteria for capitalization.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    For certain of Zoran's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other current liabilities, the carrying values approximate their fair values due to the relatively short maturity of these items.

                               ZORAN CORPORATION

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
    CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

    All highly liquid investments purchased with an original maturity of 90 days or less are considered to be cash and cash equivalents.

    All of Zoran's investment portfolio is classified as available-for-sale and, therefore, is reported at fair value with unrealized gains and losses, net of related tax, if any, included as other comprehensive income, a component of stockholders' equity. Gains and losses on realized upon sales of all such securities are reported in interest and other income and have not been significant to date.

    At December 31, 1999, the Company's investment portfolio consisted primarily of commercial paper with maturities of less than one year and the stock acquired as a result of the MGI transaction (see Note 12). The unrealized gain on securities available for sale of $4,962,000 included in comprehensive income represents the unrealized gain on the stock at December 31, 1999.

    CONCENTRATION OF CREDIT RISK OF FINANCIAL INSTRUMENTS

    Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, short-term investments and trade accounts receivable. The Company places its cash in banks and cash equivalents primarily in auction rate preferred, certificates of deposit and commercial paper. The Company, by policy, limits the amount of credit exposure through diversification and highly-rated securities.

    The Company has not experienced any significant losses on its cash equivalents or short-term investments.

    The Company markets integrated circuits and technology to manufacturers and distributors of electronic equipment primarily in North America, Europe and the Pacific Rim. The Company performs ongoing credit evaluations of its customers' financial condition and limits the amount of credit extended when deemed necessary, but generally does not require collateral. Management believes that any risk of loss is significantly reduced due to the diversity of its customers and geographic sales areas. The Company maintains a provision for potential credit losses, and write-offs of accounts receivable were insignificant in each of the three years in the period ended December 31, 1999. As of December 31, 1999, three customers accounted for approximately 33%, 12%, and 9% of the accounts receivable balance. As of December 31, 1998, five customers accounted for approximately 20%, 14%, 7%, 7%, and 5% of the accounts receivable balance.

    INVENTORY

    Inventories are stated at the lower of standard cost (which approximates actual cost on a first-in, first-out basis) or market. Market is based on estimated net realizable value.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of three to five years. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful lives of the assets or the remaining term of the lease.

                               ZORAN CORPORATION

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
    INCOME TAXES

    The Company follows the liability method of accounting for income taxes which requires recognition of deferred tax liabilities and assets for the expected future tax consequence of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities.

    For the twelve month periods ended December 31, 1999 and 1998 the provision for income taxes reflects the estimated annualized effective tax rate applied to earnings for the periods. The effective tax rate differs from the U.S. statutory rate due to utilization of net operating losses and State of Israel tax benefits on foreign earnings. The provision includes primarily taxes on income in excess of net operating loss carryover limitations and foreign withholding taxes.

    EARNINGS PER SHARE

    In accordance with Statement of Financial Accounting Standards No. 128 ("SFAS 128") Zoran reports Earnings per Share ("EPS"), both basic and diluted, on the statement of operations. Basic EPS is based upon the weighted average number of common shares outstanding. Diluted EPS is computed using the weighted average common shares outstanding plus any potential common stock, except when their effect is anti-dilutive. Potential common stock includes stock options and warrants. See Note 8.

    STOCK COMPENSATION

    The Company accounts for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees" and related interpretations. Under APB No.25, compensation expense is recognized based on the difference, if any, on the date of grant between the fair value of the Company's stock and the amount an employee must pay to acquire the stock. The compensation expense is recognized over the periods the employee performs the related services, generally the vesting period of four years, consistent with the multiple option method described in FASB Interpretation No. 28 ("FIN28"). The Company provides additional pro forma disclosures as required under Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation." See Note 7.

    SEGMENT REPORTING

    In 1998, the Company adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 supersedes SFAS 14 "Financial Reporting for Segments of a Business Enterprise," replacing the "Industry Segment" approach with the "Management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company's reportable segments. SFAS 131 also requires disclosures about products and services, geographic areas, and major customers. The Company operates in one industry segment comprising the development and marketing of integrated circuits and software products for use in a variety of video and audio products addressing PC and consumer multimedia markets.

                               ZORAN CORPORATION

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
    COMPREHENSIVE INCOME

    In 1998, the Company adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income." The following are the components of comprehensive income (in thousands):

                                                                                       SIX MONTHS ENDED
                                                        YEAR ENDED DECEMBER 31,            JUNE 30,
                                                     ------------------------------   -------------------
                                                       1999       1998       1997       2000       1999
                                                     --------   --------   --------   --------   --------
                                                                                          (UNAUDITED)
Net income.........................................  $ 6,659      $929      $4,229    $  (235)   $ 1,327
Unrealized gain on short-term investment...........    4,962        --          --     (1,484)        --
                                                     -------      ----      ------    -------    -------
Comprehensive income...............................  $11,621      $929      $4,229    $(1,719)   $(1,327)
                                                     =======      ====      ======    =======    =======

    The components of accumulated other comprehensive income are as follows (in thousands):

                                                                     YEAR ENDED              SIX MONTHS ENDED
                                                                    DECEMBER 31,                 JUNE 30,
                                                           ------------------------------   -------------------
                                                             1999       1998       1997       2000       1999
                                                           --------   --------   --------   --------   --------
                                                                                                (UNAUDITED)
Unrealized gain on short term-investment.................   $4,962        --         --      $1,484     $   --

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 establishes a new model for accounting for derivatives and hedging activities and supercedes and amends a number of existing accounting standards. SFAS 133 requires that all derivatives be recognized in the balance sheet at their fair market value, and the corresponding derivative gains or losses be either reported in the statement of operations or as a deferred item depending on the type of hedge relationship that exists with respect to such derivative. Adopting the provisions of SFAS 133, which will be effective for the Company's fiscal year 2000, are not expected to have a material effect on the Company's consolidated financial statements.

    In July 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of SFAS 133" ("SFAS 137"). SFAS 137 defers the effective date of SFAS 133 to fiscal quarters and years beginning after June 15, 2000. Adopting the provisions of SFAS 133 is not expected to have a material effect on the Company's consolidated financial statements.

    In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin: No. 101 "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 summarizes certain of the Staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. In June 2000 the SEC issued SAB No. 101B to defer the effective date of the implementation of SAB No. 101 until the fourth quarter of fiscal 2000. The Company does not expect the adoption of SAB 101 to have a material effect on its financial position or results of operations.

    In March 2000, the Financial Accounting Standards Board issued Interpretation No. 44 ("FIN 44") "Accounting for Certain Transactions involving Stock Compensation," an interpretation of APB Opinion No. 25. FIN 44 clarifies the application of Opinion 25 for (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock

                               ZORAN CORPORATION

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or January 12, 2000. The adoption of FIN 44 has not had a material effect.

NOTE 3--BALANCE SHEET COMPONENTS (IN THOUSANDS):

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1999       1998
                                                              --------   --------
ACCOUNTS RECEIVABLE, NET:
  Trade.....................................................  $22,367    $14,486
  Unbilled..................................................      550      1,871
                                                              -------    -------
                                                               22,917     16,357
  Less: allowance...........................................   (1,048)      (799)
                                                              -------    -------
                                                              $21,869    $15,558
                                                              =======    =======

    Unbilled accounts receivable consists of both development revenue recognized, but not yet billed and research and development funding not yet received. Unbilled development revenue represents revenue recognized under the percentage-of-completion method prior to achievement of the related contract milestones. The Company bills development revenue when contract milestones are achieved. The Company recognizes research and development funding as reimbursable expenses, under research and development agreements, as incurred. This funding is offset against research and development expenses.

                                                                 DECEMBER 31,        JUNE 30,
                                                              -------------------   -----------
                                                                1999       1998        2000
                                                              --------   --------   -----------
                                                                                    (UNAUDITED)
INVENTORY:
  Work-in-process...........................................  $ 1,135    $  1,781     $  4,017
  Finished goods............................................    6,024       5,282        7,363
                                                              -------    --------     --------
                                                              $ 7,159    $  7,063     $ 11,380
                                                              =======    ========     ========
PROPERTY AND EQUIPMENT:
  Computer equipment........................................  $10,265    $  9,573
  Office equipment and furniture............................      729         706
  Machinery and equipment...................................    1,391         860
  Leasehold improvements....................................      567         544
                                                              -------    --------
                                                               12,952      11,683
  Less: accumulated depreciation and amortization...........   (7,290)     (6,327)
                                                              -------    --------
                                                              $ 5,662    $  5,356
                                                              =======    ========
ACCRUED EXPENSES AND OTHER LIABILITIES:
  Accrued payroll and related expenses......................  $ 2,880    $  1,910
  Accrued royalties.........................................      673         808
  Taxes payable.............................................    3,682       1,592
  Deferred revenue..........................................    1,051         352
  Other accrued liabilities.................................    2,750       1,792
                                                              -------    --------
                                                              $11,036    $  6,454
                                                              =======    ========

                               ZORAN CORPORATION

NOTE 4--RESEARCH AND DEVELOPMENT ARRANGEMENTS:

    The Company is a party to certain research and development agreements with the Chief Scientist in Israel's Ministry of Industry and Trade Department (the "Chief Scientist") and the Israel-United States Binational Industrial Research and Development Foundation ("BIRDF"), which fund up to 50% of incurred project costs for approved products up to specified contract maximums. The Company is not obligated to repay funding regardless of the outcome of its development efforts; however, these agreements require the Company to use its best efforts to achieve specified results and require the Company to pay royalties at rates of 3% to 5% of resulting products sales, and up to 30% of resulting license revenues, up to a maximum of 100% to 150% of the total funding received. Reported research and development expenses are net of these grants, which fluctuate from period to period.

    Gross research and development expenses and the related grants are as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                   ------------------------------
                                                     1999       1998       1997
                                                   --------   --------   --------
                                                           (IN THOUSANDS)
Research and development expenses:
  Gross research and development expenses........  $13,135    $14,399    $13,787
  Less: grants earned............................     (484)      (851)        --
                                                   -------    -------    -------
                                                   $12,651    $13,548    $13,787
                                                   =======    =======    =======

    Royalty expenses related to these grants were $5,000, $196,000, and $301,000 in 1999, 1998 and 1997, respectively.

NOTE 5--DEVELOPMENT CONTRACTS:

    The Company has generated a portion of its total revenues from development contracts, primarily with key customers. These development contracts have provided the Company with partial funding for the development of certain of its products. The Company classifies costs related to these development contracts as research and development expenses. The Company is not obligated to repay funding regardless of the outcome of its development efforts; however, the agreements require the Company to use its best efforts to achieve specified results as per the agreements. The Company retains ownership of the intellectual property developed under the contracts; however, some contracts limit the product markets in which the Company may directly sell the developed product. Revenues generated under these contracts were $1,185,000, $2,960,000 and $1,752,000 in 1999, 1998 and 1997, respectively.

NOTE 6--COMMITMENTS AND CONTINGENCIES:

    From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues contingent liabilities when it is probable that future expenditures will be made and such expenditures ca be reasonably estimated. In the opinion of management, there are no pending claims of which the outcome is expected to result in a material adverse effect in the financial position or results of operations of the Company.

    LEASE COMMITMENTS

    The Company rents facilities and equipment under various lease agreements expiring through 2004. Rent expense for 1999, 1998 and 1997 totaled approximately $1,010,000, $887,000 and $748,000

                               ZORAN CORPORATION

NOTE 6--COMMITMENTS AND CONTINGENCIES: (CONTINUED) respectively. Future minimum lease payments required under noncancelable leases at December 31, 1999 are as follows:

YEAR ENDING DECEMBER 31,
------------------------
2000....................................................  $1,010,000
2001....................................................   1,018,000
2002....................................................   1,042,000
2003....................................................     570,000
2004....................................................     410,000
                                                          ----------
Total minimum lease payments............................  $4,050,000
                                                          ==========

NOTE 7--STOCKHOLDERS' EQUITY:

    COMMON STOCK

    In December 1995, the Company issued shares of Common Stock in conjunction with the Company's initial public offering ("IPO"). In January 1996, the underwriters exercised their over-allotment option to purchase additional shares of Common Stock. In December 1999, the Company issued 2,917,800 shares of Common Stock in conjunction with a follow-on public offering that also included underwriters' exercise of their over-allotment option. Gross proceeds from this offering were $119.6 million with underwriters' discount and offering expenses of $6.7 million.

    We expect to use the net proceeds of the 1999 offering for working capital and general corporate purposes, which may include the purchase of equipment and the expansion of facilities. We also may use a portion of the net proceeds to acquire or invest in businesses, technologies, products or services that are complementary to our business. From time to time we have discussed potential strategic acquisitions and investments with third parties. Pending our uses of the proceeds, the net proceeds have been invested primarily in short-term, investment-grade, interest-bearing instruments.

    WARRANTS

    In September 1997, in connection with a software license agreement, the Company issued a warrant to purchase 75,000 shares of its Common Stock at an exercise price of $24.31 per share. The warrant is exercisable for a period of four years from a date beginning one year after the issuance date of the warrant. The $717,000 estimated value of the warrant, is being amortized over the four-year period of the license agreement. The unamortized balance at December 31, 1999 of $297,000 is included in prepaid expenses and other current assets.

STOCK OPTION PLANS

    1993 STOCK OPTION PLAN

    The Company's 1993 Stock Option Plan (the "1993 Option Plan") was adopted by the Board of Directors of the Company and approved by the stockholders of the Company in July 1993. A total of 2,940,000 shares of Common Stock have been reserved for issuance under the 1993 Option Plan. The 1993 Option Plan provides for grants of options to employees, non-employee directors and consultants. The 1993 Option Plan is currently being administered by the Compensation Committee of the Board of

                               ZORAN CORPORATION

NOTE 7--STOCKHOLDERS' EQUITY: (CONTINUED)
Directors of the Company, which determines the optionees and the terms of the options granted, including the exercise price, number of shares subject to the option plan and the exercisability thereof. The option price for shares granted under the 1993 Option Plan is typically equal to the fair market value of the common stock at the date of grant. The 1993 Option Plan will terminate in July 2003, unless terminated sooner by the Board of Directors.

    Generally, options granted under the 1993 Option Plan are fully exercisable on and after the date of grant, subject to the Company's right to repurchase from an optionee, at the optionee's original per share exercise price, any unvested shares which the optionee has purchased and holds in the event of the termination of the Optionee's employment, with or without cause. The Company's right lapses as shares subject to the option become vested. Such shares generally vest in monthly installments over two or four years following the date of grant (as determined by the Compensation Committee of the Board of Directors), subject to the optionee's continuous service. Options expire ten years from the date of grant and an option shall generally terminate three months after termination of employment.

    In August 1998, substantially all options with an exercise price in excess of $5.94 were cancelled and replaced with new options having an exercise price of $5.94, the market price on the date that the employees accepted the repricing. A total of 924,164 shares were repriced.

    At December 31, 1999, shares available for grant under this plan were 133,000.

    1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

    The Company's Outside Directors Stock Option Plan (the "Directors Plan") was adopted by the Company's Board of Directors in October 1995, and was approved by its stockholders in December 1995. A total of 200,000 shares of Common Stock have been reserved for issuance under the Directors Plan. The Directors Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Directors Plan provides that each new nonemployee director will automatically be granted an option to purchase 20,000 shares on the date the optionee first becomes a nonemployee director (the "Initial Grant"). Thereafter, on the date immediately following each annual stockholders' meeting, each nonemployee director who is reelected at the meeting to an additional term shall be granted an additional option to purchase 4,800 shares of Common Stock if, on such date, he or she shall have served on the Company's Board of Directors for at least six months (the "Annual Grant"). The Initial Grant is exercisable in four equal annual installments, and each Annual Grant shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price of all stock options granted under the Directors Plan is equal to the fair market value of the Company's Common Stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

    At December 31, 1999 shares available for future issuance under this plan was 35,000.

                               ZORAN CORPORATION

NOTE 7--STOCKHOLDERS' EQUITY: (CONTINUED)
    The following table summarizes the Company's stock option activity for the years ended December 31, 1999, 1998 and 1997. The weighted average exercise price for each category presented is also shown in the table below:

                                                         YEAR ENDED DECEMBER 31,
                                   -------------------------------------------------------------------
                                           1999                   1998                    1997
                                   --------------------   ---------------------   --------------------
                                               WEIGHTED                WEIGHTED               WEIGHTED
                                               AVERAGE                 AVERAGE                AVERAGE
                                               EXERCISE                EXERCISE               EXERCISE
                                    SHARES      PRICE       SHARES      PRICE      SHARES      PRICE
                                   ---------   --------   ----------   --------   ---------   --------
Outstanding at beginning of
  period.........................  2,226,265    $ 5.11     2,053,171    $ 8.62    2,164,208    $ 2.30
Granted..........................    698,803     20.49     1,665,491      7.23      771,890     18.86
Exercised........................   (700,854)     2.87      (329,963)     0.56     (727,882)     0.39
Canceled.........................   (291,658)     6.43    (1,162,434)    15.64     (155,045)    10.01
                                   ---------              ----------              ---------
Options outstanding at period
  end............................  1,932,556     11.22     2,226,265      5.11    2,053,171      8.62
                                   =========              ==========              =========
Options exercisable at period
  end............................  1,926,549
                                   =========

    Significant option groups outstanding as of December 31, 1999 and the related weighted average exercise price and contractual life information, are as follows:

                             OPTIONS OUTSTANDING    OPTIONS EXERCISABLE
                             --------------------   --------------------
                                         WEIGHTED               WEIGHTED     WEIGHTED
                                         AVERAGE                AVERAGE      AVERAGE
                                         EXERCISE               EXERCISE   CONTRACTUAL
EXERCISE PRICE                NUMBER      PRICE      NUMBER      PRICE     LIFE (YEARS)
--------------               ---------   --------   ---------   --------   ------------
$0.13 - $0.60..............    199,778    $ 0.15      199,778    $ 0.15        4.8
$1.57 - $4.69..............     25,542      4.49       19,535      4.43        6.5
$5.94 - $5.94..............    854,726      5.94      854,726      5.94        7.6
$8.50 - $20.38.............    653,110     17.66      653,110     17.66        8.9
$21.00 - $45.00............    199,400     24.72      199,400     24.72        9.3
                             ---------              ---------
                             1,932,556     11.22    1,926,549     11.24        7.9
                             =========              =========

    The weighted average grant date fair value of options granted during the years ended December 31, 1999, 1998 and 1997 as defined by SFAS 123, were $17.05, $3.41 and $9.19 per share, respectively.

    1995 EMPLOYEE STOCK PURCHASE PLAN

    The Company's 1995 Employee Stock Purchase Plan ("ESPP") was adopted by the Company's Board of Directors in October 1995, and approved by its stockholders in December 1995. The ESPP enables employees to purchase shares through payroll deductions at approximately 85% of the lesser of the fair value of Common Stock at the beginning of a 24-month offering period or the end of each six-month segment within such offering period. The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the U.S. Internal Revenue Code. During the years ended December 31, 1999 and 1998, 87,222 and 84,354 shares were purchased by employees under the terms of the plan agreements at a weighted average price of $8.73 and $9.57 per share, respectively. At December 31, 1999, 161,558 shares were reserved and available for issuance under this plan.

                               ZORAN CORPORATION

NOTE 7--STOCKHOLDERS' EQUITY: (CONTINUED)
    The weighted average grant date fair value of rights granted during the year ended December 31, 1999, 1998 and 1997 as defined by SFAS 123, was $3.91, $3.55 and $3.64 per share, respectively.

    FAIR VALUE DISCLOSURES

    Had compensation cost for the Company's option and stock purchase plans been determined based on the fair value at the grant dates, as prescribed in FAS 123, the Company's net income (loss) and net income (loss) per share for each of the three years ended December 31, 1999 would have been as follows (in thousands, except per share data):

                                                       YEAR ENDED DECEMBER 31,
                                                    ------------------------------
                                                      1999       1998       1997
                                                    --------   --------   --------
Net income (loss)
  As reported.....................................   $6,659    $    929    $4,229
  Pro forma.......................................   $1,212    $ (4,144)   $  547
Net income (loss) per share:
  As reported
    Basic.........................................   $ 0.61    $   0.09    $ 0.45
    Diluted.......................................   $ 0.54    $   0.08    $ 0.38
  Pro forma
    Basic.........................................   $ 0.11    $  (0.41)   $ 0.06
    Diluted.......................................   $ 0.10    $  (0.41)   $ 0.05

    The fair value of each option grant is estimated on the date of grant using the Black Scholes model with the following assumptions used for options and purchase grants during the applicable period.

                                            YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                       1999           1997           1997
                                   ------------   ------------   ------------
Dividend rate....................          0.0%           0.0%           0.0%
Risk-free interest rates.........  4.6% to 6.2%   4.2% to 5.6%   5.1% to 6.3%
Volatility.......................         93.0%          61.0%          67.0%
Expected life
  Option plans...................       5 years        5 years        5 years
  Purchase plan..................     0.5 years      0.5 years      0.5 years

    The pro forma amounts reflect compensation expense related to stock options and purchase rights granted during the years ended December 31, 1999, 1998 and 1997.

                                ZORAN COPORATION

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

NOTE 8--EARNINGS PER SHARE:

    A reconciliation of the numerators and the denominators of the basic and diluted per share computation are as follows (in thousands):

                                          1999                                     1998                       1997
                         --------------------------------------   --------------------------------------   -----------
                                                         PER                                      PER
                           INCOME         SHARES        SHARE       INCOME         SHARES        SHARE       INCOME
                         (NUMERATOR)   (DENOMINATOR)    AMOUNT    (NUMERATOR)   (DENOMINATOR)    AMOUNT    (NUMERATOR)
                         -----------   -------------   --------   -----------   -------------   --------   -----------
Basic EPS:
  Net income...........    $6,659         10,844        $0.61        $ 929         10,042        $0.09       $4,229
                                                        =====                                    =====
Effects of Dilutive
  Securities:
  Stock Options........        --          1,405                        --          1,064                        --
  Warrants.............        --             --                        --             13                        --
                           ------         ------                     -----         ------                    ------
Diluted EPS:
  Net income...........    $6,659         12,249        $0.54        $ 929         11,119        $0.08       $4,229
                           ======         ======        =====        =====         ======        =====       ======

                                   1997
                         ------------------------
                                           PER
                            SHARES        SHARE
                         (DENOMINATOR)    AMOUNT
                         -------------   --------
Basic EPS:
  Net income...........      9,412        $0.45
                                          =====
Effects of Dilutive
  Securities:
  Stock Options........      1,539
  Warrants.............        121
                            ------
Diluted EPS:
  Net income...........     11,072        $0.38
                            ======        =====

                                                                   SIX MONTHS ENDED JUNE 30,
                                                        2000                                      1999
                                       ---------------------------------------   ---------------------------------------
                                         INCOME         SHARES       PER SHARE     (LOSS)         SHARES       PER SHARE
                                       (NUMERATOR)   (DENOMINATOR)    AMOUNT     (NUMERATOR)   (DENOMINATOR)    AMOUNT
                                       -----------   -------------   ---------   -----------   -------------   ---------
                                                                          (UNAUDITED)
Basic EPS:
    Net income (loss) available to
      common stockholders............    $ (235)        14,072        $ (0.02)     $1,327         10,441         $0.13
                                         ======         ======        =======      ======         ======         =====
Effects of Dilutive Securities:
    Stock Options....................        --             --                         --          1,294
                                         ------         ------        -------      ------         ------         -----
Diluted EPS:
    Income (loss) available to common
      stockholders...................    $ (235)        14,072        $ (0.02)     $1,327         11,735         $0.11
                                         ======         ======        =======      ======         ======         =====

NOTE 9--INCOME TAXES:

    The components of income before income taxes are as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                      ------------------------------
                                                        1999       1998       1997
                                                      --------   --------   --------
                                                              (IN THOUSANDS)
U.S.................................................   $2,156     $  475     $1,925
Foreign.............................................    5,678        686      3,232
                                                       ------     ------     ------
                                                       $7,834     $1,161     $5,157
                                                       ======     ======     ======

                                ZORAN COPORATION

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

NOTE 9--INCOME TAXES: (CONTINUED)
The components of the provision for income taxes are as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                           1999       1998       1997
                                                         --------   --------   --------
                                                                 (IN THOUSANDS)
Current:
  U.S..................................................   $   50      $106       $360
  State................................................      454        26         98
  Foreign..............................................      671       100        470
                                                          ------      ----       ----
    Total current......................................    1,175       232        928
  Deferred.............................................       --        --         --
                                                          ------      ----       ----
      Total............................................   $1,175      $232       $928
                                                          ======      ====       ====

    The tax provision differs from the amounts obtained by applying the statutory U.S. Federal Income Tax Rate to income taxes as shown below.

TAX PROVISION DIFFERENCE

                                                         YEAR ENDED DECEMBER 31,
                                                      ------------------------------
                                                        1999       1998       1997
                                                      --------   --------   --------
                                                              (IN THOUSANDS)
Tax at U.S. statutory rate..........................  $ 2,663     $ 395      $1,753
Utilization of net operating loss carryovers........     (856)      (35)       (856)
Foreign Earnings....................................   (1,612)     (156)       (213)
State taxes net of federal benefit..................      302        --          65
Other differences not benefited.....................      513        --          --
Permanent differences...............................       85        --          --
Alternative minimum tax.............................       50        --          50
Other...............................................       30        28         129
                                                      -------     -----      ------
                                                      $ 1,175     $ 232      $  928
                                                      =======     =====      ======

Deferred income tax assets comprise the following:

                                                    YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                   1999       1998       1997
                                                 --------   --------   --------
                                                         (IN THOUSANDS)
Federal and state net operating loss
  carryforwards................................  $ 16,417   $ 12,279   $ 12,286
Capitalized research and development
  expenses.....................................       497        372        216
Nondeductible reserves and accruals............     1,653        951        886
                                                 --------   --------   --------
Total deferred tax assets......................    18,567     13,602     13,388
Deferred tax liabilities.......................        --         --         --
                                                 --------   --------   --------
Net deferred tax assets........................    18,567     13,602     13,388
Valuation allowance............................   (18,567)   (13,602)   (13,388)
                                                 --------   --------   --------
                                                 $     --   $     --   $     --
                                                 ========   ========   ========

                                ZORAN COPORATION

                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

NOTE 9--INCOME TAXES: (CONTINUED)
    As of December 31, 1999, the Company has NOLs of approximately $48 million for federal tax reporting purposes. The federal NOLs expire on various dates between 2000 and 2009. Management has recorded a full valuation allowance against all U.S. deferred tax assets on the basis that significant uncertainty exists regarding the realizability of the assets.

    Pursuant to the Tax Reform Act of 1986, the amounts of and the benefit from NOLs that can be carried forward may be impaired or limited in certain circumstances, including a cumulative stock ownership change of more than 50% over a three-year period. The Company's IPO resulted in a cumulative change of ownership of greater than 50%. Accordingly, the Company's NOLs incurred prior to the completion of the IPO that can be utilized to reduce future taxable income for federal tax purposes will be limited to approximately $3.0 million per year.

    The Company's Israeli subsidiary has been granted the status of an "Approved Enterprise" pursuant to the Israeli law for the Encouragement of Capital Investments, 1959, as amended. The Company has four approved programs pursuant to this law. The first program was approved in 1984.

    Income subject to this program is taxed at an annual rate of 10% from the first year in which the enterprise generates taxable income (net of NOLs). Benefits under the first program expired in 1997. The second program was approved in 1991. Income subject to this program is exempt from tax for two years from the first year in which the Company has taxable income (net of NOLs) and is taxed at a rate of 10% thereafter. Benefits under the second program expire in 2003. The third program was approved in 1995. Income subject to this program is exempt from tax for four years from the first year in which the Company has taxable income (net of NOLs) and is taxed at a rate of 10% during the remaining period of six years. The fourth program was approved in 1997. Income subject to this program is exempt from tax for two years from the first year in which the Company has taxable income (net of NOLs) and is taxed at a rate of 10% during the remaining period of eight years. Benefits under the third and the fourth program are limited to fourteen years from approval or twelve years from commencement of production. The net impact of the tax holidays was an increase in net income of $1.6 million in fiscal 1999 and an increase in net income per share of $0.13.

    The provision for income taxes (unaudited) for the six month period ended June 30, 2000, reflects the estimated annualized effective tax rate applied to earnings for the interim period. The effective tax rate for this period differs from the U.S. statutory rate due to utilization of net operating losses and State of Israel tax benefits on foreign earnings. The provision includes primarily taxes on income in excess of loss carryover limitations and foreign withholding taxes.

                               ZORAN CORPORATION

NOTE 10--SEGMENT REPORTING (CONTINUED)

    Significant customers are as follows:

                                                                     YEAR ENDED
                                                                    DECEMBER 31,
                                                           ------------------------------
                                                             1999       1998       1998
                                                           --------   --------   --------
Customers comprising 10% or more of the Company's total
  revenues for the period indicated:
    A....................................................     37%        23%        --
    B....................................................     --         --         15%
    C....................................................     --         14%        15%
    D....................................................     --         --         15%

NOTE 11--SALE OF CERTAIN ASSETS:

    In June 1999, the Company sold to MGI Software of Canada the intellectual property related to its SoftDVD product line and transferred to MGI certain related software development and support resources in exchange for cash, MGI common stock and future royalties. The Company's results for the second quarter of 1999 include a $732,000 gain realized from this transaction which is reported as part of interest and other income or expense. In connection with this transaction, the Company also recorded a charge that reduced software, licensing and development revenue for the quarter by $517,000 for possible issues related to receivables associated with the SoftDVD product line. The net impact of the MGI transaction on the Company's results was an after-tax gain of $172,000, or $0.01 per share on a diluted basis. This gain does not reflect the potential future economic benefit that may be derived from this transaction and realized in future periods in the form of royalties. The Company does not currently expect, however, that these royalties will have a material impact on quarterly revenues for the foreseeable future. In addition, the shares of MGI stock received by the Company as part of this transaction are subject to future appreciation or depreciation. The Company believes that its software revenues will decline significantly as a result of the sale of the SoftDVD product line.

NOTE 12--RELATED-PARTY TRANSACTIONS:

    In January 1996, the Company spun off its wholly-owned subsidiary, Oren Semiconductor, to the Company's stockholders. Two of the Company's directors are also members of Oren's board of directors. The Company has no ownership interest in Oren.

    In March 1999, the Company entered into a technology license agreement with Oren. Under the license arrangement Oren agreed to pay to the Company license and maintenance fees totalling $400,000 and royalties and maintenance fees based on related products sold by Oren. License fees of approximately $360,000 were recognized in the first quarter of 1999.

    In April 1999, the company loaned Oren $350,000. The loan plus interest, computed at 7% per year, was repaid by Oren in July 1999. The Company has no commitments or plans to loan additional amounts to Oren.

                               ZORAN CORPORATION

NOTE 13--ACQUISITION OR DISPOSITION OF ASSETS

    On June 29, 2000, the Company acquired PixelCam, Inc. ("PixelCam"), a manufacturer of megapixel CMOS image sensors and integrated lens/sensor modules, in exchange for 370,832 shares of Zoran common stock and options to purchase 4,168 shares of Zoran common stock with an aggregate value of $24.6 million. The common stock issued includes 123,612 shares of restricted stock subject to repurchase by the Company exchanged for restricted stock of PixelCam. The restrictions and vesting periods of the PixelCam shares was maintained and will apply to the converted shares of the Company. The agreement also includes shares that are contingently issuable to former PixelCam shareholders upon achievement of certain milestones. Any contingent consideration will be valued and recorded as of the date the lifting of the contingency becomes probable.

    The acquisition was accounted for under the purchase method of accounting. The Company had a valuation performed of the in-process research and development and the intangible assets acquired. The allocation of the purchase price based on independent appraisal and estimates of fair value and including acquisition costs of $575,000, is as follows (in thousands):

Net tangible assets.........................................  $   419
                                                              -------
In-process research and development.........................    6,769
                                                              -------
Goodwill and other intangible assets:
        Goodwill............................................   15,956
        Covenant not to compete.............................      800
        Patents.............................................      900
        Acquired employees..................................      380
                                                              -------
                                                              $18,036
                                                              -------
Net assets acquired.........................................  $25,224
                                                              =======

    The net tangible assets acquired were comprised primarily of property and equipment, inventory, and cash offset by accrued liabilities. The acquired in-process research and development was written-off in the second quarter of 2000. The estimated weighted average useful life of the intangible assets for purchased technology, covenant not to compete, acquired employees, patents and residual goodwill, created as a result of the acquisition of PixelCam, is approximately three years.

    Assuming the business combination had taken place as of January 1, 1999, amortization of goodwill and other intangibles would have been $3.0 million for each of the six month periods ended June 30, 2000 and June 30, 1999. The Company will disclose further pro forma financial information in a subsequent filing on Form 8-K/A.

    The allocation of $6.8 million of the purchase price to the acquired in-process research and development has been determined by identifying the research project which technological feasibility had not been established and no alternative future uses existed. The value was determined by estimating the expected cash flows from the project once commercially viable, discounting the net cash flows back to their present value, and then applying a percentage of completion to the calculated value as defined below.

    NET CASH FLOWS. The net cash flows from the identified project was based on estimates of revenues, cost of sales, research and development costs, selling, general and administrative costs, and

                               ZORAN CORPORATION

NOTE 13--ACQUISITION OR DISPOSITION OF ASSETS (CONTINUED) income taxes from the project. These estimates were based on the assumptions discussed below. The research and development costs excluded costs to bring the acquired in-process project to technological feasibility.

    The estimated revenues were based on management projections of the acquired in-process project. The business projections were compared with and found to be in line with industry analysts' forecasts of growth in substantially all of the relevant markets. Estimated total revenues from the acquired in-process research and development product are expected to peak in fiscal 2002 and decline in fiscal 2003 as other new products are expected to become available. These projections were based on estimates of market size and growth, expected trends in technology, and the nature and expected timing of new product introductions by the Company and its competitors.

    Projected gross margins as well as selling, general and administrative costs were based on management's estimates.

    DISCOUNT RATE. Discounting the net cash flows back to their present value was based on the cost of capital for well managed venture capital funds which typically have similar risks and returns on investments. The cost of capital used in discounting the net cash flows from acquired in-process research was 25%.

    PERCENTAGE OF COMPLETION. The percentage of completion was determined using costs incurred by PixelCam prior to the acquisition date compared to the remaining research and development to be completed to bring the project to technological feasibility. The Company estimated, as of the acquisition date, the project was 62% complete and the estimated costs to complete the project were approximately $4.1 million.

    The Company expects to complete the project within 12 months from the acquisition date. However, development of this project remains a significant risk to the Company due to the remaining effort to achieve technical feasibility, rapidly changing customer markets and significant competitive threats from numerous companies. Failure to bring these products to market in a timely manner could adversely impact sales and profitability of the Company in the future. Additionally, the value of the intangible assets acquired may become impaired.

                               ZORAN CORPORATION

                    SELECTED QUARTERLY FINANCIAL INFORMATION

                                  (UNAUDITED)

                                                                     QUARTERS ENDED
                                 ---------------------------------------------------------------------------------------
                                 DEC 31,    SEPT 30,   JUNE 30,   MARCH 31,   DEC 31,    SEPT 30,   JUNE 30,   MARCH 31,
                                   1999       1999       1999       1999        1998       1998       1998       1998
                                 --------   --------   --------   ---------   --------   --------   --------   ---------
                                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Product sales................  $18,159    $14,519    $10,927     $9,282     $11,235     $8,986    $ 4,610     $8,634
  Software, licensing and
    development................    1,896      1,577      2,704      2,610       2,901      2,860      2,465      2,534
                                 -------    -------    -------     ------     -------     ------    -------     ------
      Total revenues...........   20,055     16,096     13,631     11,892      14,136     11,846      7,075     11,168
                                 -------    -------    -------     ------     -------     ------    -------     ------
Cost and expenses:
  Cost of product sales........   10,026      7,720      5,684      5,093       6,286      5,153      2,940      4,657
  Research and development.....    2,706      2,430      3,991      3,524       3,894      3,476      2,944      3,234
  Selling, general and
    administrative.............    4,019      3,683      3,302      3,247       3,240      2,877      2,686      2,748
                                 -------    -------    -------     ------     -------     ------    -------     ------
      Total costs and
        expenses...............   16,751     13,833     12,977     11,864      13,420     11,506      8,570     10,639
                                 -------    -------    -------     ------     -------     ------    -------     ------
Operating income (loss)........    3,304      2,263        654         28         716        340     (1,495)       529
Interest and other income
  (expense), net...............      359        249        878         99         375        176        275        245
                                 -------    -------    -------     ------     -------     ------    -------     ------
Income (loss) before taxes.....    3,663      2,512      1,532        127       1,091        516     (1,220)       774
Provision (benefit) for income
  taxes........................      342        502        306         25         218        103       (244)       155
                                 -------    -------    -------     ------     -------     ------    -------     ------
Net income (loss)..............  $ 3,321    $ 2,010    $ 1,226     $  102     $   873     $  413    $  (976)    $  619
                                 =======    =======    =======     ======     =======     ======    =======     ======
Net income (loss) per share:
  Basic........................  $  0.29    $  0.19    $  0.12     $ 0.01     $  0.09     $ 0.04    $ (0.10)    $ 0.06
                                 =======    =======    =======     ======     =======     ======    =======     ======
  Diluted......................  $  0.26    $  0.17    $  0.10     $ 0.01     $  0.08     $ 0.04    $ (0.10)    $ 0.06
                                 =======    =======    =======     ======     =======     ======    =======     ======
Shares used to compute basic
  net income (loss) per
  share........................   11,404     10,681     10,436     10,278      10,154     10,064      9,975      9,856
                                 =======    =======    =======     ======     =======     ======    =======     ======
Shares used to compute diluted
  net income (loss) per
  share........................   12,853     12,083     11,673     11,776      11,469     10,941      9,975     10,952
                                 =======    =======    =======     ======     =======     ======    =======     ======

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of PixelCam, Inc.

In our opinion, the accompanying balance sheet and the related statements of operations, of shareholders' deficit and of cash flows present fairly, in all material respects, the financial position of PixelCam, Inc. (a company in the development stage) at March 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and negative cash flow from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PricewaterhouseCoopers LLP
May 26, 2000
San Jose, California

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                                 BALANCE SHEET

                                                               MARCH 31,     MARCH 31,
                                                                 2000           1999
                                                              -----------   ------------
                                                                            (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents...............................  $    52,472   $    375,041
    Accounts receivable, net................................        1,422             --
    Inventory...............................................      164,722             --
    Prepaid expenses and other current assets...............       72,918         34,132
                                                              -----------   ------------
        Total current assets................................      291,534        409,173
Property and equipment, net.................................      396,487        286,996
Other assets................................................       15,344         43,255
                                                              -----------   ------------
        Total assets........................................  $   703,365   $    739,424
                                                              ===========   ============
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK
AND SHAREHOLDERS' DEFICIT
Current liabilities:
    Convertible notes payable, current......................  $ 1,000,000   $    300,000
    Accounts payable........................................      479,836        111,465
    Accrued liabilities.....................................      196,785         42,531
    Capital lease obligations, current......................       62,419         62,871
                                                              -----------   ------------
        Total current liabilities...........................    1,739,040        516,867
Convertible notes payable, long-term, net...................    1,213,008             --
Capital lease obligations, long-term........................       10,798         53,126
                                                              -----------   ------------
                                                                2,962,846        569,993
                                                              -----------   ------------
Commitments (Note 6)
Redeemable Convertible Preferred Stock:  6,500,000 shares
  authorized; 3,488,373, 3,488,373 and 5,223,663 shares
  issued and outstanding at March 31, 2000, March 31, 1999
  and June 30, 2000, respectively...........................    1,534,263      1,485,824
                                                              -----------   ------------
Shareholders' deficit:
    Common Stock:  10,000,000 shares authorized; 1,767,164,
     1,750,000 and 3,227,992 shares issued and outstanding
     at March 31, 2000, March 31, 1999 and June 30, 2000,
     respectively...........................................      715,895        696,780
    Unearned stock-based compensation.......................     (264,211)      (475,078)
    Deficit accumulated during the development stage........   (4,245,428)    (1,538,095)
                                                              -----------   ------------
        Total shareholders' deficit.........................   (3,793,744)    (1,316,393)
                                                              -----------   ------------
          Total liabilities, redeemable convertible
            preferred stock and shareholders' deficit.......  $   703,365   $    739,424
                                                              ===========   ============

   The accompanying notes are an integral part of these financial statements.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                            STATEMENT OF OPERATIONS

                                                                                             CUMULATIVE
                                                                             PERIOD FROM    PERIOD FROM
                                                                               MARCH 9,       MARCH 9,
                                                                                 1998           1998
                                                                             (INCEPTION)    (INCEPTION)
                                                                                  TO             TO
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                  2000           1999           2000
                                                              ------------   ------------   ------------
                                                                             (UNAUDITED)    (UNAUDITED)
Sales.......................................................  $    250,217   $        --    $    250,217
Cost of sales...............................................       289,092            --         289,092
                                                              ------------   ------------   ------------
Gross profit (loss).........................................       (38,875)           --         (38,875)
                                                              ------------   ------------   ------------
Operating expenses:
    Research and development................................     1,516,535     1,190,153       2,706,688
    Sales and marketing.....................................       297,150            --         297,150
    General and administrative..............................       521,641       115,237         636,878
    Stock-based compensation................................       229,165       204,202         433,367
                                                              ------------   ------------   ------------
        Total operating expenses............................     2,564,491     1,509,592       4,074,083
                                                              ------------   ------------   ------------
Loss from operations........................................    (2,603,366)   (1,509,592)     (4,112,958)
Interest income.............................................         5,428        13,177          18,605
Interest expense............................................       109,395        41,680         151,075
                                                              ------------   ------------   ------------
Net loss....................................................  $ (2,707,333)  $(1,538,095)   $ (4,245,428)
                                                              ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                       STATEMENT OF SHAREHOLDERS' DEFICIT

                                                                           DEFICIT
                                                                         ACCUMULATED
                                       COMMON STOCK         UNEARNED      DURING THE        TOTAL
                                   --------------------   STOCK-BASED    DEVELOPMENT    SHAREHOLDERS'
                                    SHARES      AMOUNT    COMPENSATION      STAGE          DEFICIT
                                   ---------   --------   ------------   ------------   -------------
Issuance of common stock to
  founders in exchange for
  intellectual property in March
  1998 (unaudited)...............  1,750,000   $ 17,500    $       --    $         --   $     17,500
Unearned stock-based compensation
  (unaudited)....................         --    679,280      (679,280)             --             --
Amortization of unearned stock-
  based compensation
  (unaudited)....................         --         --       204,202              --        204,202
Net loss (unaudited).............         --         --            --      (1,538,095)    (1,538,095)
                                   ---------   --------    ----------    ------------   ------------
Balance at March 31, 1999........  1,750,000    696,780      (475,078)     (1,538,095)    (1,316,393)

Sale of common stock under stock
  option plans...................     17,164        687            --              --            687
Issuance of stock options to non-
  employees......................         --        130            --              --            130
Unearned stock-based
  compensation...................         --     18,298       (18,298)             --             --
Amortization of unearned stock-
  based compensation.............         --         --       229,165              --        229,165
Net loss.........................         --         --            --      (2,707,333)    (2,707,333)
                                   ---------   --------    ----------    ------------   ------------
Balance at March 31, 2000........  1,767,164   $715,895    $ (264,211)   $ (4,245,428)  $ (3,793,744)
                                   =========   ========    ==========    ============   ============

   The accompanying notes are an integral part of these financial statements.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                            STATEMENT OF CASH FLOWS

                                                                            PERIOD FROM      PERIOD FROM
                                                               YEAR        MARCH 9, 1998    MARCH 9, 1998
                                                              ENDED        (INCEPTION) TO   (INCEPTION) TO
                                                          MARCH 31, 2000   MARCH 31, 1999   MARCH 31, 2000
                                                          --------------   --------------   --------------
                                                                            (UNAUDITED)      (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss..............................................   $ (2,707,333)    $ (1,538,095)    $ (4,245,428)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation and amortization.......................        156,958           51,233          208,191
    Loss on disposal of fixed assets....................             --               --               --
    Stock-based compensation............................        229,165          204,202          433,367
    Amortization of discount on notes payable...........         13,136               --           13,136
    Non-cash charges....................................            130               --              130
    Changes in current assets and liabilities:
      Accounts receivable...............................         (1,422)              --           (1,422)
      Inventory.........................................       (164,722)              --         (164,722)
      Prepaid expenses and other current assets.........        (10,875)         (77,387)         (88,262)
      Accounts payable..................................        368,371          111,465          479,836
      Accrued liabilities...............................        154,254           42,531          196,785
                                                           ------------     ------------     ------------
        Net cash used in operating activities...........     (1,962,338)      (1,206,051)      (3,168,389)
                                                           ------------     ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisition of property and equipment.................       (244,944)        (204,732)        (449,676)
                                                           ------------     ------------     ------------
        Net cash used in investing activities...........       (244,944)        (204,732)        (449,676)
                                                           ------------     ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of convertible preferred
    stock...............................................             --        1,485,824        1,485,824
  Principal payments on capital lease obligations.......        (64,285)              --          (64,285)
  Proceeds from issuance of notes payable...............      1,950,000          300,000        2,250,000
  Proceeds from issuance of common stock................            687               --              687
  Payment of convertible preferred stock issuance
    costs...............................................         (1,689)              --           (1,689)
                                                           ------------     ------------     ------------
        Net cash provided by financing activities.......      1,884,713        1,785,824        3,670,537
                                                           ------------     ------------     ------------
Net increase (decrease) in cash and cash equivalents....       (322,569)         375,041           52,472
Cash and cash equivalents at beginning of period........        375,041               --               --
                                                           ------------     ------------     ------------
Cash and cash equivalents at end of period..............   $     52,472     $    375,041     $     52,472
                                                           ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                         NOTES TO FINANCIAL STATEMENTS

1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY

    PixelCam, Inc. (the "Company") was incorporated in California on March 9, 1998. The Company designs and markets megapixel CMOS image sensors and integrated lens/sensor modules. These products have applications in digital still cameras and video camera products used in a wide variety of consumer and commercial applications.

    The Company is in the development stage, devoting substantially all its efforts to developing its initial products, recruiting personnel and raising capital. The Company has experienced recurring net losses and negative cash flow from operations since inception. In the course of its development stage activities, the Company has funded its operating losses since inception through the sale of equity securities and borrowings. The Company may continue to suffer net losses and negative cash flow from operations in future periods as it continues to incur substantial costs relating to research and development. These matters raise substantial doubt about the Company's ability to continue as a going concern. The Company's continued existence is dependent on the Company's ability to obtain funding for operations from the sale of equity securities and the generation of operating revenues.

ACQUISITION BY ZORAN CORPORATION (UNAUDITED)

    On June 29, 2000, the Company entered into a definitive agreement to be acquierd by Zoran Corporation. Under the terms of the agreement, Zoran Corporation paid $21 million to the shareholders of the Company on the closing date. A further $21 million may be paid to the shareholders of the Company contingent upon the achievement of certain revenue milestones by the Company as described in the definitive agreement. These financial statements have been prepared on the historical basis and do not reflect any adjustments resulting from Zoran's application of purchase accounting.

INTERIM RESULTS (UNAUDITED)

    The accompanying balance sheet as of June 30, 2000, the statements of operations and cash flows for the three months ended June 30, 2000 and 1999, and related note disclosures herein are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting only of normal recurring adjustments, necessary for the fair statement of the results of these periods. Results for the interim periods presented are not necessarily indicative of the results to be expected for the full year. The data disclosed in the notes to the financial statements for these periods are unaudited.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) CASH EQUIVALENTS

    The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At March 31, 2000 and 1999, $3,507 and $63,079, respectively, of money market funds, the fair value of which approximates costs, are included in cash and cash equivalents. The Company deposits cash and cash equivalents with high credit quality financial institutions.

INVENTORY

    Inventory is stated at the lower of cost or market, cost being determined using the average method.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value due to their short maturities.

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three years.

STOCK-BASED COMPENSATION

    The Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB No. 25") and complies with the disclosure provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123").

    Under APB No. 25, unearned stock-based compensation is based, in general, on the excess, if any, of the fair value of the Company's common stock over the exercise price on the date of grant. The Company presents stock-based compensation expense as a separate line item in its statement of operations. The compensation expense is recognized over the periods the employee performs the related services, generally the vesting period, consistent with the multiple option method described in Financial Accounting Standards Board Interpretation No. 28. The Company accounts for stock issued to non-employees in accordance with provisions of SFAS No. 123 and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring or in Conjunction with Selling, Goods or Services."

RESEARCH AND DEVELOPMENT COSTS

    Costs related to research, design and development of products are charged to expense as incurred.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) REVENUE RECOGNITION

    Revenue is recognized when a purchase order has been received, the product has been shipped, the sales price is fixed and determinable and collection of the resulting receivable is probable.

INCOME TAXES

    Income taxes are accounted for using the asset and liability approach in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The asset and liability approach requires the recognition of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. The measurement of current and deferred tax liabilities and assets are based on provisions of the enacted tax law; the effects of future changes in tax laws or rates are not anticipated. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

RECENT ACCOUNTING PRONOUNCEMENTS

    In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. This statement becomes effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, the FASB issued Statement of Financial Accounting Standard No. 137 "Accounting for Derivative Instruments--Deferral of the Effect Date of SFAS Statement No. 133" ("SFAS 137"). SFAS 137 defers the effective date of SFAS 133 until June 15, 2000. The Company will adopt SFAS 133 in 2001. The Company expects the adoption of SFAS 133 will not affect results of operations.

    In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin No. 101 ("SAB 101"), "Revenue Recognition in Financial Statements." SAB 101 provides guidance for revenue recognition under certain circumstances. In June 2000, the SEC issued Staff Accounting Bulletin No. 101B ("SAB 101B"), which delayed the implementation date of SAB 101 until no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The impact of implementing SAB 101 on the Company's financial statements is still being assessed by management.

    In March 2000, FASB issued FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation - an interpretation of APB Opinion No. 25." This interpretation has provisions that are effective on staggered dates, some of which began after December 15, 1998 and others that become effective after June 30, 2000. The adoption of this interpretation will not have a material impact on the financial statements.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SUPPLEMENTAL CASH FLOW INFORMATION

                                                                    MARCH 31,
                                                              ----------------------
                                                                2000        1999
                                                              --------   -----------
                                                                         (UNAUDITED)
SUPPLEMENTAL CASH FLOW INFORMATION:
    Cash paid for income taxes..............................  $   485     $     --
                                                              -------     --------
SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITY:
    Property and equipment acquired under capital leases....  $21,505     $115,997
                                                              =======     ========
    Issuance of redeemable preferred stock warrants for
      notes payable.........................................  $50,128     $     --
                                                              =======     ========

3.  BALANCE SHEET COMPONENTS

                                                                  MARCH 31,
                                                            ----------------------    JUNE 30,
                                                              2000        1999          2000
                                                            --------   -----------   -----------
                                                                       (UNAUDITED)   (UNAUDITED)
INVENTORY:
  Finished goods..........................................  $ 17,041    $     --      $  26,372
  Work-in-process.........................................    99,797          --         94,399
  Raw materials...........................................    47,884          --             --
                                                            --------    --------      ---------
                                                            $164,722    $     --      $ 120,771
                                                            ========    ========      =========
PROPERTY AND EQUIPMENT, NET:
  Computer equipment and software.........................  $462,570    $265,330
  Furniture and fixtures..................................   124,608      55,399
                                                            --------    --------
                                                             587,178     320,729
  Less: Accumulated depreciation and amortization.........  (190,691)    (33,733)
                                                            --------    --------
                                                            $396,487    $286,996
                                                            ========    ========

    Property and equipment includes $137,502 of computer equipment and purchased software under capital leases at March 31, 2000. Accumulated amortization of assets under capital leases totaled $61,442 and $25,561 (unaudited) at March 31, 2000 and 1999, respectively.

4.  INCOME TAXES

    No provision for federal or state income tax has been recorded as the Company incurred net operating losses for all periods presented. As of March 31, 2000, the Company had approximately $3,000,000 of federal net operating loss carryforwards and $3,000,000 of state net operating loss carryforwards available to offset future taxable income. The federal net operating loss carryforwards expire between 2018 and 2019 and the state net operating loss carryforwards will expire in 2006, if not utilized. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating loss carryforwards may be impaired or limited in certain circumstances. Events which may cause changes in

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  INCOME TAXES (CONTINUED)
a company's net operating loss and credit carryforwards include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three year period.

    Deferred tax assets consist of the following:

                                                               YEAR ENDED MARCH 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------   ---------
Net operating loss carryforwards............................  $ 1,311,000   $ 325,000
Credit carryforwards........................................      118,000      71,000
Depreciation and amortization...............................      167,000     207,000
Reserves and accruals.......................................       21,000          --
Other.......................................................        5,000       5,000
                                                              -----------   ---------
                                                                1,622,000     608,000
Valuation allowance.........................................   (1,622,000)   (608,000)
                                                              -----------   ---------
                                                              $        --   $      --
                                                              ===========   =========

    A valuation allowance has been provided in an amount equal to the deferred tax assets at March 31, 2000 and 1999 because sufficient uncertainty exists regarding the realizability of those assets.

5.  CONVERTIBLE NOTES PAYABLE


                                                                     MARCH 31,
                                                              -----------------------
                                                                 2000         1999
                                                              -----------   ---------
4.98% notes.................................................  $ 2,250,000   $ 300,000
Less: Unamortized discount..................................      (36,992)         --
                                                              -----------   ---------
Less: Current portion.......................................    2,213,008     300,000
                                                               (1,000,000)   (300,000)
                                                              -----------   ---------
Long-term portion...........................................  $ 1,213,008   $      --
                                                              ===========   =========


    On various dates during 1999 and 2000, the Company issued notes to members of the Board of Directors having an aggregate principal amount of $2.25 million. The notes are unsecured obligations of the Company and bear interest at 4.98% per annum, payable at maturity.

    As described under Note 7, the Company issued warrants to purchase shares of preferred stock in connection with the issuance of the convertible notes payable.

    In the event that the Company issues and sells shares of its Series B preferred stock, then upon the closing of such sale of Series B preferred stock, (the "Financing"), the notes shall automatically convert in whole into shares of Series B preferred stock. In the event the Financing has not closed, the notes shall be due and payable within eighteen months from cash receipt.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  COMMITMENTS

LEASES

    The Company leases office space and equipment under noncancelable operating and capital leases with various expiration dates through May 2003. Rent expense for the year ended March 31, 2000 was $54,700. The Company recognizes rent expense on a straight-line basis over the lease period.

    Future minimum lease payments under noncancelable operating and capital leases are as follows:


                                                           CAPITAL    OPERATING
YEAR ENDING MARCH 31,                                       LEASES     LEASES
---------------------                                      --------   ---------
2001.....................................................  $72,186    $ 56,119
2002.....................................................   11,773      57,796
2003.....................................................       --      59,531
                                                           -------    --------
Total minimum lease payments.............................   83,959    $173,446
                                                                      ========
Less: Amount representing interest.......................  (10,742)
                                                           -------
Present value of capital lease obligations...............   73,217
Less: Current portion....................................  (62,419)
                                                           -------
  Long-term portion of capital lease obligations.........  $10,798
                                                           =======


7.  REDEEMABLE CONVERTIBLE PREFERRED STOCK

    Under the Company's Certificate of Incorporation, as amended, the Company is authorized to issue 6,500,000 shares of convertible preferred stock, of which 3,700,000 shares have been designated as Series A and 2,500,000 shares have been designated as Series B. From inception through March 31, 2000, the Company issued redeemable convertible preferred stock as follows:

                                                                          PROCEEDS
                                                       SHARES              NET OF
                                              ------------------------    ISSUANCE    LIQUIDATION
SERIES                                        AUTHORIZED   OUTSTANDING     COSTS        AMOUNT
------                                        ----------   -----------   ----------   -----------
A...........................................  3,700,000     3,488,373    $1,484,135   $1,500,000
B...........................................  2,500,000            --            --           --
Undesignated................................    300,000            --            --           --
                                              ---------     ---------    ----------   ----------
                                              6,500,000     3,488,373    $1,484,135   $1,500,000
                                              =========     =========    ==========   ==========

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)
    The holders of preferred stock have various rights and preferences as follows:

VOTING

    Each holder of shares of convertible preferred stock shall be entitled to the number of votes equal to the number of whole shares of common stock into which such shares of convertible preferred stock could be converted at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of shareholders is solicited.

DIVIDENDS

    Holders of Series A and B convertible preferred stock are entitled to receive non-cumulative dividends at the per annum rate of $0.043 and $0.20 per share, respectively, when and if declared by the Board of Directors. The holders of Series A and B convertible preferred stock will also be entitled to participate in dividends on common stock, when and if declared by the Board of Directors, based on the number of shares of common stock held on an as-if converted basis. No dividends on convertible preferred stock or common stock have been declared by the Board from inception through March 31, 2000.

LIQUIDATION OR MERGER

    In the event of any liquidation, dissolution or winding up of the Company, including a merger, acquisition or sale of assets where the beneficial owners of the Company's common stock and convertible preferred stock own less than 51% of the resulting voting power of the surviving entity, the holders of Series A and B convertible preferred stock are entitled to receive an amount of $0.43 and $2.0 per share, respectively, plus any declared but unpaid dividends prior to and in preference to any distribution to the holders of common stock. In addition to the above, holders of Series A and B convertible preferred stock shall receive, from the original issue date of the Series A and B convertible preferred stock, upon the liquidation events described above, all such remaining available funds and assets distributed among the holders of the then outstanding common stock, the Series A and B convertible preferred stock pro rata according to the number of shares of common stock held by such holders where, for this purpose, holders of shares of Series A and B convertible preferred stock will be deemed to hold the greatest whole number of shares of common stock then issuable upon conversion in full of such shares of Series A and B convertible preferred stock until such time as each holder of then outstanding Series A and B convertible preferred stock shall have received an aggregate amount equal to $0.56 and $2.60 per share, respectively.

CONVERSION

    Each share of Series A and B convertible preferred stock is convertible, at the option of the holder, according to a conversion ratio, subject to adjustment for dilution. Each share of Series A and B convertible preferred stock automatically converts into the number of shares of common stock into which such shares are convertible at the then effective conversion ratio upon: (1) the closing of a public offering of common stock at a per share price of at least $5.0 per share with gross proceeds of at least $10,000,000, (2) the consent of the holders of the majority of convertible preferred stock.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.  REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)
    At March 31, 2000, the Company had reserved 3,488,373 shares of common stock for the conversion of Series A convertible preferred stock.

WARRANTS FOR CONVERTIBLE PREFERRED STOCK

    In connection with the issuance of the notes payable, the Company issued warrants to purchase 162,790 and 62,500 shares of Series A and B of convertible preferred stock for $0.43 and $2.00 per share, respectively. Such warrants are outstanding at March 31, 2000 and expire in five years. Using the Black-Scholes pricing model, the Company determined that the fair value of the warrants was $50,128 at the date of grant. During the year ended March 31, 2000, the Company recorded $13,136 in interest expense associated with these warrants.

8.  STOCK OPTION PLANS

    In September 1998, the Company adopted the 1998 Equity Incentive Stock Option Plan (the "Plan"). The Plan provides for the granting of stock options to employees and consultants of the Company. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to employees and consultants. The Company has reserved 749,336 shares of common stock for issuance under the Plan.

    Options under the Plan may be granted for periods of up to ten years and at prices no less than 85% of the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that (i) the exercise price of an ISO and NSO shall not be less than 100% and 85% of the estimated fair value of the shares on the date of grant, respectively, and (ii) the exercise price of an ISO and NSO granted to a 10% shareholder shall not be less than 110% of the estimated fair value of the shares on the date of grant, respectively. Options granted under the Plan are exercisable and vest at such times and under such conditions as determined by the Board of Directors, but the term of the option and the right of exercise may not exceed ten years from the date of grant, and the vesting rate should be at least 20% per year over five years from the date of grant.

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Activity under this plan is as follows:

                                                                    OUTSTANDING OPTIONS
                                                              --------------------------------
                                                               OPTIONS                WEIGHTED
                                                              AVAILABLE               AVERAGE
                                                                 FOR      NUMBER OF   EXERCISE
                                                                GRANT      OPTIONS     PRICE
                                                              ---------   ---------   --------
September 1, 1998 (unaudited)...............................  1,750,000         --
  Granted...................................................   (973,000)   973,000     $0.04
                                                              ---------   --------
Outstanding at March 31, 1999...............................    777,000    973,000      0.04
  Granted...................................................    (35,000)    35,000      0.04
  Exercised.................................................         --    (17,164)     0.04
  Cancelled.................................................      7,336     (7,336)     0.04
                                                              ---------   --------
Outstanding at March 31, 2000...............................    749,336    983,500     $0.04
                                                              =========   ========

    The following table summarizes information with respect to stock options outstanding at March 31, 2000:

          OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
----------------------------------------   ----------------------
                 WEIGHTED
                  AVERAGE       WEIGHTED                 WEIGHTED
                 REMAINING      AVERAGE                  AVERAGE
  NUMBER        CONTRACTUAL     EXERCISE     NUMBER      EXERCISE
OUTSTANDING   LIFE (IN YEARS)    PRICE     EXERCISABLE    PRICE
-----------   ---------------   --------   -----------   --------
  700,000           8.6          $0.04       150,497      $0.04
  150,000           8.7           0.04        53,125       0.04
  108,500           8.9           0.04        20,709       0.04
   25,000           9.7           0.04            --         --
  -------                                    -------
  983,500           8.7          $0.04       224,331      $0.04
  =======                                    =======

UNEARNED STOCK-BASED COMPENSATION

    In connection with certain employee and non-employee stock option grants during fiscal 1999 and 2000, the Company recorded unearned stock-based compensation totaling $697,578, which is being amortized over the vesting periods of the related options, generally four years using the method set out in FASB Interpretation No. 28 ("FIN 28"). Under FIN 28, each vested tranche of options is accounted for as a separate option grant for past services. Accordingly, the compensation expense is recognized over the period during which the services have been provided. This method results in higher compensation expense in the earlier vesting periods of the related options. Amortization of this stock-based compensation recognized during the years ended March 31, 1999 and 2000 totaled approximately $204,202 and $229,165, respectively.

    During the three months ended June 30, 2000, the Company recorded unearned stock-based compensation totaling $1,566,277 (unaudited) and recognized amortization expense totaling $139,075 (unaudited).

                                 PIXELCAM, INC.

                      (A COMPANY IN THE DEVELOPMENT STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FAIR VALUE DISCLOSURES

    Had compensation cost for the Company's stock-based compensation plan been determined based on the fair value at the grant dates for the awards under a method prescribed by SFAS No. 123, the Company's net loss would not have been materially impacted and accordingly, pro forma net loss amounts have not been presented.

    The Company calculated the fair value of each option grant on the date of grant using the Black-Scholes pricing method with the following assumptions: dividend yield at 0%; weighted average expected option term of five years; risk free interest rate of 6.14% and volatility of zero percent.

9.  SUBSEQUENT EVENTS

ISSUANCE OF CONVERTIBLE NOTES PAYABLE

    On April 10, 2000, the Company issued notes payable in the amount of $500,000. The notes bear interest at 4.98% per annum and have a maturity of 18 months from date of issue. The note payable is convertible into Series B preferred stock in the event that the Company issues and sells shares of its Series B preferred stock.

    On May 10, 2000, notes payable in the aggregate principal amount of $2,750,000 were converted into 1,375,000 shares of Series B preferred stock. Interest payable of $66,016, relating to these notes, was waived. Holders of warrants for convertible preferred stock exercised those warrants and purchased 162,790 shares and 87,500 shares of Series A and Series B preferred stock, respectively.

ACQUISITION BY ZORAN CORPORATION (UNAUDITED)

    On June 29, 2000, the Company entered into a definitive agreement to be acquired by Zoran Corporation. Under the terms of the agreement, Zoran Corporation will pay $21 million to the shareholders of the Company on the closing date. A further $21 million may be paid to the shareholders of the Company contingent upon the achievement of certain revenue milestones by the Company as described in the definitive agreement.

ISSUANCE OF CONVERTIBLE NOTES PAYABLE (UNAUDITED)

    On June 20, 2000, the Company issued convertible notes payable in the amount of $200,000. The notes bear interest at 4.98% per annum and have a maturity of 18 months from date of issue. On June 21, 2000, these notes were converted into 100,000 shares of Series B preferred stock. Holders of warrants for convertible preferred stock exercised those warrants and purchased 10,000 shares of Series B preferred stock.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders of
NOGATECH, INC.

    We have audited the consolidated balance sheets of Nogatech, Inc. and its subsidiaries (collectively, the "Company") as of December 31, 1998 and 1999 and the related consolidated statements of operations, changes in stockholders' equity (capital deficiency) and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's Board of Directors and management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards in Israel and in the United States, including those prescribed by the Israeli Auditors (Mode of Performance) Regulations, 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Company's Board of Directors and management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a fair basis for our opinion.

    In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 1998 and 1999 and the consolidated results of their operations, changes in stockholders' equity (capital deficiency) and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Tel Aviv, Israel                                           KESSELMAN & KESSELMAN
  February 25, 2000                                CERTIFIED PUBLIC ACCOUNTANTS (ISRAEL)
    (except for Notes 5 and 6
    the date of which is
    May 23, 2000)

                                 NOGATECH, INC.

                          CONSOLIDATED BALANCE SHEETS

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                 DECEMBER 31,
                                                              -------------------    JUNE 30,
                                                                1998       1999        2000
                                                              --------   --------   -----------
                                                                                    (UNAUDITED)
                           ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................  $ 3,791    $ 2,475      $46,521
  Accounts receivable (Note 9a):
    Trade...................................................      848      1,019        2,132
    Other...................................................      140        197          358
  Inventories (Note 9b).....................................      581      2,109        1,805
  Other current assets......................................       26        169           67
                                                              -------    -------      -------
      Total current assets..................................    5,386      5,969       50,883
                                                              -------    -------      -------
FIXED ASSETS (Note 2):
  Cost......................................................      535        835          981
  Less--accumulated depreciation and amortization...........     (355)      (483)        (559)
                                                              -------    -------      -------
      Total fixed assets....................................      180        352          422
                                                              -------    -------      -------
OTHER ASSETS................................................      203        256          292
                                                              -------    -------      -------
                                                              $ 5,769    $ 6,577      $51,597
                                                              =======    =======      =======
  LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND
         STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
CURRENT LIABILITIES:
  Accounts payable and accruals (Note 9c):
    Trade...................................................  $   508    $ 1,967      $ 1,693
    Other...................................................      707        891          983
                                                              -------    -------      -------
      Total current liabilities.............................    1,215      2,858        2,676
EMPLOYEE RIGHTS UPON RETIREMENT (Note 3)....................      255        362          462
                                                              -------    -------      -------
COMMITMENTS AND CONTINGENT LIABILITIES (Note 4)
      Total liabilities.....................................    1,470      3,220        3,138
                                                              -------    -------      -------
SERIES A REDEEMABLE CONVERTIBLE PREFERRED STOCK, at
  redemption value (Note 5).................................    7,816      8,243           --
                                                              -------    -------      -------
STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY) (Note 6):
  Common stock, $0.001 par value: authorized--40,000,000
    shares at December 31, 1998 and 1999 and June 30, 2000;
    issued and outstanding: 310,995*, 419,370* and
    15,094,671 shares at December 31, 1998 and 1999 and June
    30, 2000, respectively;.................................        1          1           16
  Additional paid-in capital................................    5,882      6,157       63,719
  Note receivable from a stockholder........................      (57)       (57)          --
  Deferred compensation.....................................     (271)      (392)        (193)
  Accumulated deficit.......................................   (9,072)   (10,595)     (15,083)
                                                              -------    -------      -------
  Total stockholders' equity (capital deficiency)...........   (3,517)    (4,886)      48,459
                                                              -------    -------      -------
                                                              $ 5,769    $ 6,577      $51,597
                                                              =======    =======      =======

--------------------------

*   After giving retroactive effect to the reverse stock split, see Note 6a.

   The accompanying notes are an integral part of the consolidated financial statements.

                                 NOGATECH, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

        (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                SIX MONTHS
                                            YEAR ENDED DECEMBER 31,           ENDED JUNE 30,
                                         ------------------------------   -----------------------
                                           1997       1998       1999        1999         2000
                                         --------   --------   --------   ----------   ----------
                                                                                (UNAUDITED)
SALES (Notes 8 and 11).................  $  2,551   $  3,205   $  8,856   $    2,823   $    5,988
COST OF SALES (Notes 8 and 11).........     1,699      2,038      5,111        1,685        3,407
                                         --------   --------   --------   ----------   ----------
GROSS PROFIT...........................       852      1,167      3,745        1,138        2,581
                                         --------   --------   --------   ----------   ----------
OPERATING EXPENSES:
  Research and development.............     1,266      1,451      2,283        1,108        1,322
  Sales and marketing..................       695      1,020      1,689          894          665
  General and administrative...........       321        609        880          378          590
                                         --------   --------   --------   ----------   ----------
TOTAL OPERATING EXPENSES...............     2,282      3,080      4,852        2,380        2,577
                                         --------   --------   --------   ----------   ----------
OPERATING INCOME (LOSS)................    (1,430)    (1,913)    (1,107)      (1,242)           4
OTHER INCOME (EXPENSES), NET...........       (32)        90         11            6          330
                                         --------   --------   --------   ----------   ----------
NET INCOME (LOSS)......................    (1,462)    (1,823)    (1,096)      (1,236)         334
CHARGE FOR BENEFICIAL CONVERSION
  FEATURE OF SERIES B PREFERRED
  STOCK................................        --         --         --           --       (4,570)
ACCRETION OF REDEMPTION VALUE OF SERIES
  A REDEEMABLE CONVERTIBLE PREFERRED
  STOCK................................      (300)      (383)      (427)        (214)        (252)
                                         --------   --------   --------   ----------   ----------
NET LOSS APPLICABLE TO COMMON STOCK....  $ (1,762)  $ (2,206)  $ (1,523)  $   (1,450)  $   (4,488)
                                         --------   --------   --------   ----------   ----------
NET LOSS PER SHARE OF COMMON STOCK,
  basic and diluted (Note 1k):.........  $  (5.86)  $  (7.13)  $  (4.50)  $    (4.66)  $    (1.13)
                                         ========   ========   ========   ==========   ==========
WEIGHTED AVERAGE NUMBER OF SHARES OF
  COMMON STOCK OUTSTANDING (Note 1k)...   300,709    309,536    338,295      310,995    3,974,443
                                         ========   ========   ========   ==========   ==========

   The accompanying notes are an integral part of the consolidated financial statements.

                                 NOGATECH, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
              (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                          NOTE                                         TOTAL
                                       COMMON STOCK       ADDITIONAL   RECEIVABLE                                  STOCKHOLDERS'
                                    -------------------    PAID-IN       FROM A        DEFERRED     ACCUMULATED   EQUITY (CAPITAL
                                     NUMBER     AMOUNT     CAPITAL     STOCKHOLDER   COMPENSATION     DEFICIT       DEFICIENCY)
                                    --------   --------   ----------   -----------   ------------   -----------   ---------------
BALANCE AT JANUARY 1, 1997........  286,625*      $1        $1,113        $(57)                       $(5,104)        $(4,047)
  Issuance of common stock in
    connection with stock options
    exercised.....................   18,120*      **             2                                                          2
  Excess of consideration
    received, net of issuance
    costs of $60, over the
    redemption value of Series A
    redeemable convertible
    perferred stock issued........                           1,283                                                      1,283
  Accretion of redemption value of
    Series A redeemable
    convertible preferred stock...                                                                       (300)           (300)
  Net loss........................                                                                     (1,462)         (1,462)
                                    -------       --        ------        ----           -----        -------         -------
BALANCE AT DECEMBER 31, 1997......  304,745*       1         2,398         (57)                        (6,866)         (4,524)
  Issuance of common stock in
    connection with stock options
    exercised.....................    6,250*      **             1                                                          1
  Deferred compensation related to
    employee stock option
    grants........................                             268                        (268)                            --
  Deferred compensation related to
    nonemployee stock option
    grants........................                              53                         (53)                            --
  Amortization of deferred
    compensation related to stock
    option grants.................                                                          50                             50
  Excess of consideration
    received, net of issuance
    costs of $355, over the
    redemption value of Series A
    redeemable convertible
    preferred stock issued........                           3,162                                                      3,162
  Accretion of redemption value of
    Series A redeemable
    convertible preferred stock...                                                                       (383)           (383)
  Net loss........................                                                                     (1,823)         (1,823)
                                    -------       --        ------        ----           -----        -------         -------
BALANCE AT DECEMBER 31,
  1998--FORWARD...................  310,995*      $1        $5,882        $(57)          $(271)       $(9,072)        $(3,517)

                                 NOGATECH, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
                                  (CONTINUED)
              (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                          NOTE                                         TOTAL
                                      COMMON STOCK        ADDITIONAL   RECEIVABLE                                  STOCKHOLDERS'
                                  ---------------------    PAID-IN       FROM A        DEFERRED     ACCUMULATED   EQUITY (CAPITAL
                                    NUMBER      AMOUNT     CAPITAL     STOCKHOLDER   COMPENSATION     DEFICIT       DEFICIENCY)
                                  ----------   --------   ----------   -----------   ------------   -----------   ---------------
BALANCE AT DECEMBER 31,
  1998--BROUGHT FORWARD              310,995*    $ 1       $ 5,882        $(57)         $(271)       $ (9,072)        $ (3,517)
Issuance of common stock in
  connection with stock options
  exercised.....................     108,375*     **            39                                                          39
Deferred compensation related to
  employee stock options
  grants........................                               214                       (214)                              --
Deferred compensation related to
  nonemployee stock option
  grants........................                                22                        (22)                              --
Amortization of deferred
  compensation related to stock
  option grants.................                                                          115                              115
Accretion of redemption value of
  Series A redeemable
  convertible preferred stock...                                                                         (427)            (427)
Net loss........................                                                                       (1,096)          (1,096)
                                  ----------     ---       -------        ----          -----        --------         --------
BALANCE AT DECEMBER 31, 1999....     419,370*      1         6,157         (57)          (392)        (10,595)          (4,886)
Issuance of common stock in
  connection with stock options
  and warrants exercised........   1,881,991       2         2,550                                                       2,552
Deferred compensation related to
  employee stock option
  grants........................                                35                        (35)                              --
Deferred compensation related to
  employee stock option
  forfeited.....................                               (40)                        40                               --
Repayment of note receivable
  from a stockholder............                                            57                                              57
Amortization of deferred
  compensation related to stock
  option grants.................                                                          194                              194
Accretion of redemption value of
  Series A redeemable
  convertible preferred stock...                                                                         (252)            (252)
Beneficial conversion
  feature--relating to Series B
  convertible preferred stock...                             4,570                                     (4,570)
Issuance costs related to Series
  B redeemable convertible
  preferred stock issued........                              (302)                                                       (302)
Issuance of common stock under
  initial public offering, net
  of issuance costs of $4,733...   3,500,000       4        37,263                                                      37,267
Conversion of Series A and B
  redeemable convertible
  preferred stock into common
  stock.........................   9,293,310       9        13,486                                                      13,495
Net income......................                                                                          334              334
                                  ----------     ---       -------        ----          -----        --------         --------
BALANCE AT JUNE 30, 2000
  (UNAUDITED)...................  15,094,671     $16       $63,719        $ --          $(193)       $(15,083)        $ 48,459
                                  ==========     ===       =======        ====          =====        ========         ========

*   After giving retroactive effect to the reverse stock-split, see Note 6a.

**  Representing an amount less than $1,000.

   The accompanying notes are an integral part of the consolidated financial statements.

                                 NOGATECH, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
              (IN THOUSANDS OF U.S. DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                          NOTE                                         TOTAL
                                       COMMON STOCK       ADDITIONAL   RECEIVABLE                                  STOCKHOLDERS'
                                    -------------------    PAID-IN       FROM A        DEFERRED     ACCUMULATED   EQUITY (CAPITAL
                                    NUMBER*     AMOUNT     CAPITAL     STOCKHOLDER   COMPENSATION     DEFICIT       DEFICIENCY)
                                    --------   --------   ----------   -----------   ------------   -----------   ---------------
BALANCE AT JANUARY 1, 1999........  310,995       $1        $5,882        $(57)         $(271)       $ (9,072)        $(3,517)
Amortization of deferred
  compensation related to stock
  option grants...................                                                         56                              56
Accretion of redemption value of
  Series A redeemable convertible
  preferred stock.................                                                                       (214)           (214)
Net loss..........................                                                                     (1,236)         (1,236)
                                    -------       --        ------        ----          -----        --------         -------
BALANCE AT JUNE 30, 1999
  (UNAUDITED).....................  310,995       $1        $5,882        $(57)         $(215)       $(10,522)        $(4,911)
                                    -------       --        ------        ----          -----        --------         -------

*   After giving retroactive effect to the reverse stock-split, see Note 6a.

    The accompanying notes are an integral part of the financial statements.

                                 NOGATECH, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                         (IN THOUSANDS OF U.S. DOLLARS)

                                                                                                SIX MONTHS ENDED
                                                                 YEAR ENDED DECEMBER 31,            JUNE 30,
                                                              ------------------------------   -------------------
                                                                1997       1998       1999       1999       2000
                                                              --------   --------   --------   --------   --------
                                                                                                   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)........................................   $(1,462)   $(1,823)   $(1,096)   $(1,236)   $   334
                                                              -------    -------    -------    -------    -------
  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
    Employee rights upon retirement........................         7         19         54         46         64
    Depreciation and amortization..........................        97         91        128         54         76
    Compensation relating to stock options.................                   50        115         56        194
    Changes in operating asset and liability items:
      Decrease (increase) in accounts receivable:
        Trade..............................................         1       (547)      (171)      (408)    (1,113)
        Other..............................................       (75)       (65)       (57)       (58)      (161)
      Decrease (increase) in inventories...................        94         50     (1,528)      (367)       304
      Decrease (increase) in other current assets..........       (33)        57       (143)       (35)       102
      Increase (decrease) in accounts payable and accruals:
        Trade..............................................       151          2      1,459        944       (274)
        Other..............................................        87        344        184        (51)        92
                                                              -------    -------    -------    -------    -------
                                                                  329          1         41        181       (716)
                                                              -------    -------    -------    -------    -------
  Net cash used in operating activities....................    (1,133)    (1,822)    (1,055)    (1,055)      (382)
                                                              -------    -------    -------    -------    -------
CASH FLOWS USED IN INVESTING ACTIVITIES--
 Purchases of fixed assets.................................      (108)       (64)      (300)      (136)      (146)
                                                              -------    -------    -------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock under initial public offering,
    net of issuance costs of $4,733........................        --         --         --         --     37,267
  Issuance of series A redeemable convertible preferred
    stock, net of issuance costs of $60 and $355 in 1997
    and 1998, respectively.................................     1,790      5,641         --         --         --
  Issuance of series B redeemable convertible preferred
    stock, net of issuance costs of $302...................        --         --         --         --      4,698
  Issuance of common stock in connection with stock options
    and warrants exercised.................................         2          1         39         --      2,552
  Receipt (repayment) of short-term credit, net............      (375)      (236)        --         74         --
  Repayment of note receivable from a stockholder..........        --         --         --         --         57
                                                              -------    -------    -------    -------    -------
  Net cash provided by financing activities................     1,417      5,406         39         74     44,574
                                                              -------    -------    -------    -------    -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS...........       176      3,520     (1,316)    (1,117)    44,046
BALANCE OF CASH AND CASH EQUIVALENTS AT BEGINNING OF
 PERIOD....................................................        95        271      3,791      3,791      2,475
                                                              -------    -------    -------    -------    -------
BALANCE OF CASH AND CASH EQUIVALENTS AT END OF PERIOD......   $   271    $ 3,791    $ 2,475    $ 2,674    $46,521
                                                              =======    =======    =======    =======    =======
Supplemental disclosure of cash flow information--cash paid
 during the period for:
  Interest.................................................   $    27    $    57    $    41    $    12    $    24
                                                              =======    =======    =======    =======    =======
  Taxes....................................................   $     2    $     9    $     4    $     2    $     4
                                                              =======    =======    =======    =======    =======

   The accompanying notes are an integral part of the consolidated financial statements.

                                 NOGATECH, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    A.  GENERAL

       1)  Nature of operations:

           a) Nogatech, Inc. ("Nogatech Delaware") was incorporated in Delaware on September 22, 1999.

               On December 28, 1999, Nogatech, Inc. ("Nogatech California"), which was incorporated in California in 1993, merged into Nogatech Delaware. In the merger, the stockholders of Nogatech California exchanged their shares for all of the issued and outstanding stock of Nogatech Delaware. At the time of the merger, the wholly owned subsidiary of Nogatech California was Nogatech Ltd., an Israeli company ("Nogatech Israel"). The ownership interest of each of the two companies' stockholders before and after the merger was identical.

           b) Nogatech Delaware and its two wholly-owned subsidiaries, Nogatech Israel and Nogatech California, Inc. (collectively, the "Company"), are engaged in research, development, production, sales and marketing of the Company's products to customers.

               The Company provides video compression chips which establish connections between video devices and computers, as well as connections between video devices across a variety of networks. As to information regarding the Company's major customers and supplier, see Note 11.

           c) The merger described in (a) above has been recorded as a reorganization of entities under common control, and has been accounted for at the recorded amount in Nogatech California's (predecessor) financial statements. Accordingly, the Company's consolidated financial statements reflect the predecessor's financial position, results of operations and cash flows, from its inception to December 28, 1999 (date of merger), in a manner similar to a pooling-of-interests accounting. Such presentation reflects the combined financial statements as if the merger occurred at the beginning of the earliest period presented herein.

       2)  Accounting principles

           The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") in the United States ("U.S. GAAP").

       3) Use of estimates in the preparation of consolidated financial statements

           The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets, liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting periods. Actual results could differ from those estimates.

    B.  FUNCTIONAL CURRENCY

       The currency of the primary economic environment in which the operations of Nogatech Delaware and Nogatech California are conducted is the U.S. dollar ("$" or "dollar").

                                 NOGATECH, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
       Most of Nogatech Israel's sales are made in dollars. Substantially all of the subsidiary's production costs are comprised of cost of materials, which are purchased in dollars. Most of the research and development expenses and general and administrative expenses are incurred in Israeli currency. Most of the sales and marketing expenses are incurred in dollars. Thus, the functional currency of Nogatech Israel is the dollar, and accordingly, the functional currency of the Company is the dollar.

       Transactions and balances originally denominated in dollars are presented at their original amounts. Balances in non-dollar (Israeli) currency are translated into dollars using historical and current exchange rates for non-monetary and monetary balances, respectively. For non-dollar transactions and other items (stated below) reflected in the statements of operations, the following exchange rates are used: (i) for transactions--exchange rates at transaction dates; and (ii) for other items (derived from non-monetary balance sheet items, such as depreciation and amortization, changes in inventories, etc.)--historical exchange rates. The resulting currency transaction gains or losses are included in other income or expenses, as appropriate.

    C.  PRINCIPLES OF CONSOLIDATION

       The consolidated financial statements include the accounts of Nogatech Delaware and its two wholly-owned subsidiaries. Intercompany balances and transactions have been eliminated. Profits from intercompany sales, not yet realized, have also been eliminated.

    D.  INVENTORIES

       Inventories are recorded at the lower of cost or market. Cost is determined on a "first-in, first-out" basis.

    E.  FIXED ASSETS

       Fixed assets are stated at cost.

       Depreciation is calculated using the straight-line method, over the estimated useful life of the assets, at the following annual rates:

                                                                 %
                                                              --------
Computers and software......................................   20-33
Office furniture and equipment..............................    6-15
Laboratory equipment........................................      20
Motor vehicles..............................................      15

       Leasehold improvements are amortized by the straight-line method over the term of the lease, which is shorter than the estimated useful life of the improvements.

    F.  IMPAIRMENT IN VALUE OF FIXED ASSETS

       The Company adopted Statement of Financial Accounting Standards FAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." This Statement refers to fixed assets and identifiable intangible assets (hereafter--long-lived assets). Under the provisions of FAS 121, the Company reviews its long-

                                 NOGATECH, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) lived assets for impairment on an exception basis whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through future undiscounted cash flows. If it is determined that an impairment has occurred, a loss will be recognized in the statements of operations based on fair values determined using discounted cash flows compared to carrying amounts.

    G.  REVENUE RECOGNITION

       Revenue from product sales to customers, other than sales to distributors, is recognized when products are shipped to the customers. Sales to distributors, where the Company allows right of return on products unsold by the distributors, are not recognized until the products are sold by the distributors to their customers.

       The provision for warranty is recorded at the time of the sale of the related product for probable costs in connection with warranties, based on the Company's experience.

    H.  RESEARCH AND DEVELOPMENT EXPENSES

       Research and development expenses are charged to the statements of operations as incurred.

    I.  CONCENTRATION OF CREDIT RISKS AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

       Financial instruments that subject the Company to credit risks consist primarily of uninsured cash and cash equivalents, which are deposited in major financial institutions in the United States and in Israel, and of trade receivables. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. The Company provides for estimated credit losses.

       The provision for doubtful accounts is principally determined for specific debts when their collection is doubtful.

    J.  CASH EQUIVALENTS

       The Company considers all highly liquid investments, with an original maturity of three months or less when issued, that are not restricted as to withdrawal or use, to be cash equivalents.

    K.  NET LOSS PER SHARE OF COMMON STOCK ("EPS"):

       1) Basic EPS is computed by dividing net loss applicable to common stock by the weighted average number of shares of common stock outstanding during each period.

       2) Since the basic EPS for the years ended December 31, 1997, 1998 and 1999 and for the periods of six months ended June 30, 1999 and 2000 represent a loss per share of common stock, the effect of including the incremental shares of common stock from assumed exercise of options and from assumed conversion of redeemable convertible preferred stock in EPS computation is anti-dilutive, and accordingly the basic and diluted EPS are the same (see also Note 9d).

       3) Weighted average number of common shares outstanding used in the computation of the basic and diluted EPS has been calculated after giving retroactive effect in all the

                                 NOGATECH, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
           reported periods, to a one-for-two reverse stock split, as approved by the Company's Board of Directors on March 5, 2000 (Note 6a).

    L.  STOCK-BASED COMPENSATION

       The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock option plan grants to employees and directors, with the disclosure provisions of Statement of Financial Accounting Standards (FAS) No. 123, "Accounting for Stock-Based Compensation" (FAS 123). Under APB 25, compensation expense is computed under the intrinsic value method of accounting to the extent that the fair value of the underlying stock on the date of grant exceeds the exercise price of the stock option. Compensation so computed is deferred and then recognized over the vesting period of the stock option.

       The Company applies FAS 123 in accounting for stock options granted to nonemployees in exchange for services received using the fair value method of accounting. Under FAS 123, these equity transactions are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of the equity instruments is calculated using the Black-Scholes pricing model.

    M. REDEEMABLE CONVERTIBLE PREFERRED STOCK

       The Series A and Series B preferred stock, which entitled its holders to redeem their shares in certain events (see Note 5d), was initially measured at fair value (consideration received) and reported in stockholders' equity, and the amount equal to its cash redemption value was transferred apart from the stockholders' equity and classified as redeemable convertible preferred stock. The annual accretion of the redemption value computed using the interest method was charged to accumulated deficit (see Note 5e).

    N.  COMPREHENSIVE INCOME (LOSS)

       The Company adopted FAS 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 requires reporting and display of comprehensive income (loss) and its components, in a full set of general-purpose financial statements. The Company has no other comprehensive income (loss) components other than the net income (loss) for the reported periods.

    O.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS:

       1) In June 1998, the FASB issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 established a new model for accounting for derivatives and hedging activities. FAS 133 requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for, depending on the use of the derivative and whether it qualifies for hedge accounting. FAS 133 is effective for calendar year companies beginning January 1, 2001. The Company does not currently use derivative instruments; accordingly, it does not anticipate that the new standard will have any impact on its financial statements.

                                 NOGATECH, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
       2) In December 1999, the U.S. Securities and Exchange Commission (SEC) issued SAB 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff views in applying generally accepted accounting principles to revenue recognition in financial statements. The Company adopted SAB 101 in these financial statements. Such adoption has no impact on the Company's financial statements.

    P.  DEFERRED INCOME TAXES

       Deferred income taxes are created for temporary differences between the assets and liabilities as measured in the financial statements and for tax purposes. Deferred taxes are computed using the tax rates expected to be in effect when these differences reverse. Valuation allowances in respect of deferred tax assets are provided when it is more likely than not that all or part of the deferred tax assets will not be realized.

    Q.  UNAUDITED INFORMATION

       The financial statements include the unaudited consolidated balance sheets as of June 30, 2000 and the related consolidated statements of operations, changes in stockholders' equity (capital deficiency) and cash flows for the six months ended June 30, 1999 and 2000. This unaudited information has been prepared by the Company on the same basis as the audited consolidated financial statements and, in management's opinion, reflects all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the financial information, in accordance with generally accepted accounting principles, for the period presented. Results for interim periods are not necessarily indicative of the results to be expected for the entire year.

                                 NOGATECH, INC.

NOTE 2--FIXED ASSETS:

    A.  Grouped by major classifications, fixed assets are composed as follows:

                                                                          DECEMBER 31,
                                                                     ----------------------      JUNE 30,
                                                                       1998          1999          2000
                                                                     --------      --------   --------------
                                                                         (IN THOUSANDS)       (IN THOUSANDS)
                                                                                               (UNAUDITED)
            Cost:
              Computers and software...............................    $404          $647          $706
              Office furniture and equipment.......................      51            78            86
              Laboratory equipment.................................      40            45            79
              Leasehold improvements...............................      40            41            41
              Motor vehicles.......................................      --            24            69
                                                                       ----          ----          ----
                                                                       $535          $835          $981
                                                                       ----          ----          ----
            Less--accumulated depreciation and amortization:
              Computers and software...............................     279           386           454
              Office furniture and equipment.......................      11            16            19
              Laboratory equipment.................................      36            38            41
              Leasehold improvements...............................      29            40            40
              Motor vehicles.......................................      --             3             5
                                                                       ----          ----          ----
                                                                        355           483           559
                                                                       ----          ----          ----
                                                                       $180          $352          $422
                                                                       ====          ====          ====

    B. Depreciation and amortization expenses related to fixed assets totaled $97,000, $91,000 and $128,000 for the years ended December 31, 1997, 1998 and 1999, respectively, and (unaudited) $54,000 and (unaudited) $76,000 for the periods of six months ended June 30, 1999 and 2000, respectively.

NOTE 3--EMPLOYEE RIGHTS UPON RETIREMENT:

    A. Israeli labor laws and agreements require payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. Nogatech Israel's severance pay liability for its employees, which reflects the undiscounted amount of the liability, is calculated based upon length of service and the latest monthly salary (one month's salary for each year worked). This liability is mainly covered by the Company's insurance policies.

                                 NOGATECH, INC.

NOTE 3--EMPLOYEE RIGHTS UPON RETIREMENT: (CONTINUED)
    B. The balance sheet liability for Israeli employee rights upon retirement, and the amount funded with insurance companies, are composed as follows:

                                                                          DECEMBER 31,
                                                                     ----------------------      JUNE 30,
                                                                       1998          1999          2000
                                                                     --------      --------   --------------
                                                                         (IN THOUSANDS)       (IN THOUSANDS)
                                                                                               (UNAUDITED)
            Severance pay liability................................    $255          $362          $462
            Less--amount funded (presented in other assets)........     203           256           292
                                                                       ----          ----          ----
            Unfunded balance.......................................    $ 52          $106          $170
                                                                       ====          ====          ====

NOTE 4--COMMITMENTS AND CONTINGENT LIABILITIES:

    A.  LEASE COMMITMENTS:

       1)  Rent:

           a) The Company leases its U.S. facility under an operating lease agreement which expires in September 2002. The Israeli subsidiary's facility is leased under an operating lease which expires on February 22, 2003, with an option to be extended until February 2008. Up to $67,000 of the Israeli facility rent is guaranteed by a financial institution. The guarantees expires on March 9, 2001 and March 10, 2001.

           b) Future minimum lease commitments under non-cancelable operating lease agreements are as follows (in thousands):

Six months ending December 31, 2000
  (unaudited)................................    $ 78
Year ended December 31:
  2001.......................................     158
  2002.......................................     141
  2003.......................................      24
                                                 ----
                                                 $401
                                                 ====

       2)  Car lease:

           a) The Company has eight vehicles which have been leased since 1999 and 2000 under operating lease agreements for the periods ending in 2002 and 2003.

                                 NOGATECH, INC.

NOTE 4--COMMITMENTS AND CONTINGENT LIABILITIES: (CONTINUED)
           b) Future minimum lease commitments under these agreements are as follows (in thousands):

                                           (UNAUDITED)
                                           -----------
Six months ending December 31, 2000......      $ 31
Year ended December 31:
  2001...................................        67
  2002...................................        65
  2003...................................        23
                                               ----
                                               $186
                                               ====

       3) Lease expenses totaled $91,000, $86,000 and $135,000 in the years ended December 31, 1997, 1998 and 1999, respectively, and (unaudited) $54,000 and (unaudited) $90,000 in the periods of six months ended June 30, 1999 and 2000, respectively.

    B.  ROYALTY COMMITMENTS:

       1) The Company licensed technologies from three companies that are subject to a per unit royalty ranging from $0.50 to $3.00. The royalties are included in the cost of sales and amounted to $61,000, $40,000 and $43,000 in the years ended December 31, 1997, 1998 and 1999, respectively, and (unaudited) $18,000 and (unaudited) $7,000 in the periods of six months ended June 30, 1999 and 2000, respectively.

       2) Prior to 1995, the Company participated in Israeli Government research and development incentive programs, under which the Company received research and development participation of $263,000. As a result of this participation, the Company is liable to pay royalties to the Office of the Chief Scientist in the Israeli Ministry of Industry and Trade at rates of 3% to 5% of revenues resulting from projects funded by the Chief Scientist. The royalties to be paid are up to maximum amounts of 100% to 150% of the funded amounts. Through 1995, the Company repaid the Chief Scientist amounts related to participation received of $138,000. Of the remaining participation amount received of $125,000, the Chief Scientist is of the opinion that revenues already received by the Company involved products developed under projects funded by the Office of the Chief Scientist. The Company is of the view that it no longer manufactures or sells products developed under the funded projects, and believes that it is not liable for any further royalty payments to the Office of the Chief Scientist. Therefore, the Company did not provide in its financial statements for exposure, ranging from $125,000 to $187,500, with respect to royalties to the Chief Scientist.

           The Company and the Chief Scientist have reached an agreement with respect to one incentive program. Based on the agreement with the Chief Scientist, the company will be exempted from submitting reports and making periodic payments to the Chief Scientist in connection with the research and development incentive program upon payment to the Chief Scientist of $30,000 prior to August 31, 2000 and one percent of the Company's sales revenues, commencing in September 2000, up to an aggregate amount of $95,408.

                                 NOGATECH, INC.

NOTE 4--COMMITMENTS AND CONTINGENT LIABILITIES: (CONTINUED)

           These payments will not exempt the Company from its continuing obligations under the terms of Israeli Law for the Encouragement of Research and Development in Industry, 1984.

    C.  COMMISSION COMMITMENTS

       1. Nogatech Israel is committed to pay a consulting company a commission equal to 3.0% of the initial order of the net sales initiated by that consulting company and a commission of 1.5% to 2.5% for all subsequent orders.

       2. Nogatech Israel is committed to pay a commission equal to 3.0% of orders of the net sales initiated by two other companies in sales to the Far East.

       3. Nogatech Israel is committed to pay a fixed fee of $10,000 per month to a consulting company for a period of one year ending March 31, 2001.

       Commissions paid by the Company amounted to $81,000 in the year ended December 31, 1999 and (unaudited) $15,000 and (unaudited) $68,000 in the periods of six months ended June 30, 1999 and 2000, respectively.

    D.  CONTINGENCY (UNAUDITED)

       By letter dated June 27, 2000, the Company received a demand from a former customer of the Company for the return of $392,400 as an avoidable preference pursuant to 11 U.S. C. Section 547 of the United States Bankruptcy Code. The legal advisers of the Company are reviewing this matter. The Company believes it has received this amount in the normal course of business and without any preference and accordingly has not set aside any reserve for this matter at this time.

    E.  LINE OF CREDIT

       The Company has obtained a line of credit from an Israeli financial institution for working capital purposes, in the amount of $2,000,000. Payment terms and interest rates are determined at the time of each request for credit. The Company has pledged all of its assets as collateral for this line of credit. As of June 30, 2000, the financial institution has provided the Company guarantees in a total amount of (unaudited) $162,000 in favor of lessors, a supplier and customs authorities in Israel.

                                 NOGATECH, INC.

NOTE 5--REDEEMABLE CONVERTIBLE PREFERRED STOCK:

    A. Series A redeemable convertible preferred stock consists of the following:

                                                                      DECEMBER 31,
                                                                 -----------------------      JUNE 30,
                                                                   1998           1999          2000
                                                                 --------       --------   --------------
                                                                     (IN THOUSANDS)        (IN THOUSANDS)
                                                                                            (UNAUDITED)
            Series A redeemable convertible preferred
              stock--$0.43 redemption value plus an accrued
              amount (see Note d(1) below):
              Authorized--30,000,000 shares; issued and
                outstanding--15,906,304 shares at December 31,
                1998 and 1999 (at redemption value)............   $7,816         $8,243        --
                                                                  ======         ======        ======

    B. On January 13, 2000, the Company issued 1,196,172 shares of series B redeemable convertible preferred stock to a financial investor for a total consideration of (unaudited) $5,000,000. These shares of preferred stock are convertible into common stock as described in Note d(4) below. In connection with this issuance, the Company recorded a beneficial conversion charge of (unaudited) $4,570,000 in the six months ended
       June 30, 2000. This charge was calculated as the difference between the per share conversion price of $7.315 and the deemed fair value of a share of common stock at commitment date (the mid-range of the expected initial public offering price of $14.00 per share of common stock) multiplied by the applicable number of equivalent shares of common stock (683,527 shares). This nonrecurring amount has been entirely reflected as a decrease of the net income applicable to common stock, against a corresponding credit to additional paid-in capital.

       The Company closed its initial public offering at a price of $12 per share of common stock.

    C. As stated in Note 6b, the Company's Series A and B redeemable convertible preferred stock were converted into shares of common stock upon the closing of the Company's initial public offering.

    D. Following are the main terms of the Company's redeemable convertible preferred stock:

       1)  Liquidation preference

           Holders of preferred stock were entitled to a liquidation preference of $0.43 and $4.18 for series A and B, respectively, per share plus an amount equal to 8% of such liquidation price, compounded annually, for each year (or fraction thereof) after the first two years from issuance of the stock, plus any declared but unpaid dividends. The terms of the preferred stock stipulated that certain events (such as a change in control) shall be considered as a deemed liquidation of the Company which entitle the holders to redeem the outstanding shares based on their liquidation amounts.

           The excess of the consideration received, net of issuance costs, from the issuance of the series A convertible preferred stock over its redemption value, was recorded as additional paid-in capital at the date of issuance. The annual accretion of the redemption value, computed using the interest method, was charged to accumulated deficit.

                                 NOGATECH, INC.

NOTE 5--REDEEMABLE CONVERTIBLE PREFERRED STOCK: (CONTINUED)
       2)  Voting rights

           As long as an aggregate amount of at least 4,000,000 shares of series A and series B preferred stock was outstanding, preferred stockholders were entitled to vote on all matters submitted or required to be submitted to a vote of the stockholders of the Company and were entitled to the number of votes equal to the number of full shares of common stock into which such shares of series A and series B preferred stock could be converted.

       3)  Election of directors

           As long as at least 4,000,000 shares of series A preferred stock were outstanding, the authorized number of directors shall be nine and any change in the number was with the consent of the holders of a majority of the outstanding shares of series A preferred stock. The holders of the outstanding shares of series A preferred stock, voting as a single class, were entitled to elect seven directors to the board of directors. The holders of the outstanding shares of common stock, voting as a single class, were entitled to elect two directors to the board of directors.

       4)  Right to convert

           At the option of the holder, each share of series A preferred stock was convertible, at any time after issuance, into common stock based on the determined conversion price subject to certain antidilution provisions. According to the determined conversion price, 5,765,003 shares of series A preferred stock were convertible on a basis of two shares of preferred stock for one share of common stock and 10,141,301 shares were convertible according to a ratio of 1.7707 shares of preferred stock for one share of common stock.

           At the option of the holder, each share of series B preferred stock was convertible, at any time after issuance, into common stock, based on the determined conversion price, subject to certain antidilution provisions. The determined conversion price of series B preferred stock was equal to the quotient obtained by dividing $4.18 by the series B conversion price in effect immediately prior to the time of such conversion. The "Series B Conversion Price" was equal to $8.36 through February 28, 2000. Thereafter, commencing on February 29, 2000 though May 31, 2000, the "Series B Conversion Price" was equal to $7.315.

           On May 23, 2000, the series A and B preferred stock were automatically converted into a total of 9,293,310 shares of common stock concurrently with the closing of an underwritten public offering of common stock.

       5)  Dividends

           When and if declared by the board of directors, noncumulative dividends at the annual rate of $0.0258 per share of series A preferred stock and $0.1039 per share of series B preferred stock were payable in cash to the preferred stockholders, in preference to any declaration or payment on the common stock.

                                 NOGATECH, INC.

NOTE 5--REDEEMABLE CONVERTIBLE PREFERRED STOCK: (CONTINUED)
    E. Details regarding issuances of Series A and Series B redeemable convertible preferred stock:

                                            NUMBER                           AMOUNT
                                          ----------   ---------------------------------------------------
                                                       CLASSIFIED AS
                                                        REDEEMABLE
                                                         PREFERRED
                                                         STOCK--AT     CLASSIFIED   CHARGED TO
                                                        REDEMPTION     AS PAID-IN   ACCUMULATED
                                                           VALUE        CAPITAL       DEFICIT      TOTAL
                                                       -------------   ----------   -----------   --------
                                                                         (IN THOUSANDS)
1. SERIES A REDEEMABLE CONVERTIBLE
   PREFERRED STOCK:
  Balance at January 1, 1997............   8,962,959       $4,147        $   634      $  (293)    $ 4,488
  Preferred shares issued on
  February 4,
    1997................................     859,871          370            936*          --       1,306
  Preferred shares issued on August 17,
    1997................................     318,471          137            347*          --         484
  Accretion of redemption value for
  1997..................................          --          300             --         (300)         --
                                          ----------       ------        -------      -------     -------
  Balance as of December 31, 1997.......  10,141,301        4,954          1,917         (593)      6,278
  Preferred shares issued on July 15,
  1998..................................   5,765,003        2,479          3,162*                   5,641
  Accretion of redemption value for
  1998..................................                      383                        (383)         --
                                          ----------       ------        -------      -------     -------
  Balance as of December 31, 1998.......  15,906,304        7,816          5,079         (976)     11,919
  Accretion of redemption value for
  1999..................................          --          427             --         (427)         --
                                          ----------       ------        -------      -------     -------
  Balance as of December 31, 1999.......  15,906,304        8,243          5,079       (1,403)     11,919
  Accretion of redemption value for the
    period from January 1, 2000 through
    conversion date.....................          --          252             --         (252)         --
                                          ----------       ------        -------      -------     -------
  Balance of series A redeemable
    convertible preferred stock as of
  the
    conversion date.....................  15,906,304       $8,495        $ 5,079      $(1,655)    $11,919
                                          ==========       ======        =======      =======     =======

------------------------

*   Net of issuance costs of $60,000 in 1997 and $355,000 in 1998.

2. SERIES B REDEEMABLE CONVERTIBLE
   PREFERRED STOCK--
  Preferred shares issued on
  January 13,
    2000................................   1,196,172    $5,000     $  (302)*   $    --    $ 4,698
  Charge for beneficial conversion
  feature...............................          --        --       4,570      (4,570)        --
                                          ----------    ------     -------     -------    -------
  Balance of Series B redeemable
    convertible preferred stock as of
    the conversion date.................   1,196,172    $5,000     $ 4,268     $(4,570)   $ 4,698
                                          ==========    ======     =======     =======    =======

------------------------

*   reflects issuance costs.

                                 NOGATECH, INC.

NOTE 6--STOCKHOLDERS' EQUITY:

    A.  REVERSE STOCK SPLIT

       On March 5, 2000, the Company's board of directors approved a reorganization of the Company's share capital, whereby each two shares of common stock of $0.001 par value were reverse stock split into one share of common stock of $0.001 par value. All share and per share data included in these financial statements have been retroactively adjusted to reflect the abovementioned reverse stock split. In addition, the conversion ratio of the convertible preferred stock, the number of options and their exercise price have been adjusted accordingly.

    B.  INITIAL PUBLIC OFFERING

       On May 23, 2000, the Company closed an initial public offering for 3.5 million shares of common stock. Net proceeds from the sale of the shares were approximately $37.3 million, net of issuance costs of approximately $4.7 million. At the date of the initial public offering, the Series A and B redeemable convertible preferred stock were converted into 9,293,310 shares of common stock.

    C.  EMPLOYEE STOCK OPTION PLANS:

       1)  Previous stock option plans:

           a)  U.S. 1993 Stock Option Plan

               In February 1993, the Company's Board of Directors approved a U.S. stock option plan (the U.S. plan), under which options are to be granted to the Company's employees including officers, directors and consultants, without consideration. Each option can be exercised to purchase one common share of the Company. Any option not exercised within 4 or 5 years, as applicable, from allotment date will expire, unless extended by the Board of Directors.

               Options granted under the plan may be either incentive stock options or nonstatutory stock options and may become exercisable as specified in each option agreement.

               Options granted to a holder of more that 10% of the voting stock of the Company may be granted at not less than 110% of fair value of the common share on the date of grant. Incentive stock options granted to employees under the U.S. plan must have exercise prices not less than 100% of fair value of the common share on the date of the grant, as determined by the Board of Directors.

           b)  Israeli 1993 Stock Option Plan

               In July 1993, the Company's Board of Directors approved an Israeli employee option plan (the Israeli plan), under which options are to be granted to the Company's employees including officers, directors and consultants without consideration. Each option can be exercised to purchase one common share of the Company. Any option not exercised within 7 years from allotment date will expire, unless extended by the Board of Directors.

                                 NOGATECH, INC.

NOTE 6--STOCKHOLDERS' EQUITY: (CONTINUED)
           c)  1999 Stock Option Plan

           On December 8, 1999, in connection with the merger (Note 1a(1)), the Company adopted the 1999 Stock Option Plan. All issued and outstanding options under the 1993 plans were assumed under the 1999 Stock Option Plan. In addition, the Company had the right to issue new options pursuant to the 1999 plan. The terms of the new options issued under the 1999 plan were identical to the terms of the options granted under the 1993 plans.

           d) Options granted to consultants under these plans were excluded from the summary presented in the tables 3 and 4 below and were treated as options granted to nonemployees, see d below.

       2)  Existing stock option plan--2000 Equity Incentive Plan

           On March 5, 2000, the Board of Directors adopted the 2000 Equity Incentive plan, by which the Company's employees, directors and consultants are eligible to receive grants of options to purchase common stock, stock appreciation rights and restricted shares of common stock. It was further resolved to reserve for issuance under the plan a maximum amount of 3,500,000 shares plus automatic annual increases equal to the lesser of 500,000 shares or 5% of the Company's outstanding shares on the last day of the preceding year. This plan became effective after the consummation of the Company's initial public offering.

           All issued and outstanding options under the 1999 stock option plan were assumed by the 2000 Equity Incentive Plan. In addition, the Company has the right to issue new options pursuant to the 2000 plan. The terms of the new options issued under the 2000 plan are identical to the terms of the options granted under the 1999 plan.

           The rights of the common stock obtained upon exercise of the options will be identical to those of the other shares of common stock of the Company.

                                 NOGATECH INC.

NOTE 6--STOCKHOLDERS' EQUITY (CONTINUED)

       3) A summary of the status of the 2000 stock option plan as of December 31, 1997, 1998, 1999, and as of (unaudited) June 30, 2000, and changes during the periods ended on those dates, is presented below:


                                                              YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------     SIX MONTHS ENDED
                                                1997                   1998                   1999              JUNE 30, 2000
                                         -------------------   --------------------   --------------------   --------------------
                                                    WEIGHTED               WEIGHTED               WEIGHTED               WEIGHTED
                                                    AVERAGE                AVERAGE                AVERAGE                AVERAGE
                                                    EXERCISE               EXERCISE               EXERCISE               EXERCISE
                                          NUMBER     PRICE      NUMBER      PRICE      NUMBER      PRICE      NUMBER      PRICE
                                         --------   --------   ---------   --------   ---------   --------   ---------   --------
                                                                                                                 (UNAUDITED)
Options outstanding at beginning of
  period...............................  772,720     $0.24       734,470    $0.28     1,248,470    $0.26     1,531,220    $0.94
Changes during the period:
  Granted..............................   51,750     $0.72       549,000    $0.24       431,000    $2.78        60,000    $8.43
  Exercised............................  (18,120)    $0.14        (6,250)   $0.12      (100,875)   $0.34      (578,705)   $0.45
  Forfeited............................  (71,880)    $0.30       (28,750)   $0.64       (47,375)   $0.72       (31,000)   $2.68
                                         -------               ---------              ---------              ---------
Options outstanding at period end......  734,470     $0.28     1,248,470    $0.26     1,531,220    $0.94       981,515    $1.58
                                         =======               =========              =========              =========
Options exercisable at period end......  556,014     $0.26       791,146    $0.28       948,261    $0.72       626,327    $0.67
                                         =======               =========              =========              =========
Options available for grant under the
  stock option plan....................  473,823                 953,572              3,011,787              6,482,787
                                         =======               =========              =========              =========
Weighted average fair value of options
  granted during the period*...........              $0.27                  $0.58                  $1.34                  $4.24


------------------------------

* The fair value of each option granted is estimated on the date of grant using the Black-Scholes option-pricing model, based on the following weighted average assumptions: dividend yield of 0% for all periods; expected volatility of 55% for all periods; risk-free interest rates (in dollar terms): 1997--6.1%; 1998--5.4%; 1999--$5.7% and 2000--6%; and expected lives of 4 years in all periods.

       4) The following table summarizes information about options outstanding at June 30, 2000 (unaudited):

                       OPTIONS OUTSTANDING                               OPTIONS EXERCISABLE
-----------------------------------------------------------------   -----------------------------
                              WEIGHTED AVERAGE
                                 REMAINING
   RANGE OF        NUMBER     CONTRACTUAL LIFE   WEIGHTED AVERAGE     NUMBER     WEIGHTED AVERAGE
EXERCISE PRICE   OF OPTIONS       IN YEARS        EXERCISE PRICE    OF OPTIONS    EXERCISE PRICE
---------------  ----------   ----------------   ----------------   ----------   ----------------
  $0.02-$0.20      368,265          1.8               $0.15           365,765         $0.10
     $0.72         279,750          3.2               $0.72           183,062         $0.72
     $3.00         279,500          5.1               $3.00            77,500         $3.00
     $6.88          39,000          6.9               $6.88
     $8.00           5,000          6.6               $8.00
    $15.00          10,000          6.6               $8.00
                   -------                                            -------
                   981,515                            $1.58           626,327         $0.67
                   =======                                            =======

       5) Options to employees were granted at exercise prices which were equal to the fair value of the common stock at dates of grant, except for 381,500 options granted in July 1998, to the Chairman of the Company's Board of Directors and to its Chief Executive Officer and except for 40,000 options granted to employees in December 1999 and 5,000 options

                                 NOGATECH INC.

NOTE 6--STOCKHOLDERS' EQUITY (CONTINUED)
           granted to employees in February 2000, which were granted at exercise prices lower than the fair value of each share of common stock at dates of grant. The options granted in 1998 were issued at an exercise price of $0.02 for each share of common stock, while the fair value of each share of common stock was $0.72. The fair value of each of these options granted was $0.71. These options were fully vested and exercised upon the consummation of the initial public offering of the Company. The 40,000 options granted in 1999 were issued at an exercise price of $3.00 for each share of common stock, while the fair value of each share of common stock at the dates of grant was $8.30. The fair value of each of these options granted was $5.91. The 5,000 options granted in February 2000 were issued at an exercise price of $8.00 for each share of common stock, while the fair value of each share of common stock at the date of grant was $14.00. The fair value of each of these options granted was $6.00.

       6)  Accounting treatment of the employee stock option plans

           As to the accounting treatment with respect to employee stock option grants, see Note 1(l).

           In 1998, 1999 and in the six months ended June 30, 2000, the Company recorded $268,000, $214,000, and (unaudited) $35,000, respectively, of deferred stock compensation for the excess of the deemed fair value of a share of common stock over the exercise price at the date of grant related to certain options granted to employees and directors. In the six months ended June 30, 2000, the Company cancelled (unaudited) $40,000 of deferred stock compensation related to employee stock options forfeited. The compensation expense is being amortized over the vesting period of the options. The compensation costs that have been charged to the statements of operations, under "general and administrative expenses," in the years ended December 31, 1998 and 1999 and in the period of six months ended June 30, 2000 are $45,000, $90,000, and (unaudited) $159,000, respectively.

       7)  Pro forma disclosure

           Had compensation cost for the Company's plans been determined using the fair value at the grant dates, consistent with the method of FAS 123, the Company's net loss and loss per share of common stock would have increased to the pro forma amounts indicated below:

                                                                                                       SIX MONTHS
                                                                                                     ENDED JUNE 30,
                                                     YEAR ENDED DECEMBER 31,                              1999
                                 ---------------------------------------------------------------   -------------------
                                        1997                  1998                  1999                UNAUDITED
                                 -------------------   -------------------   -------------------   -------------------
                                    AS        PRO         AS        PRO         AS        PRO         AS        PRO
                                 REPORTED    FORMA     REPORTED    FORMA     REPORTED    FORMA     REPORTED    FORMA
                                 --------   --------   --------   --------   --------   --------   --------   --------
Net loss applicable to common
  stock--in thousands..........  $(1,762)   $(1,766)   $(2,206)   $(2,225)   $(1,523)   $(1,668)   $(1,450)   $(1,493)
                                 =======    =======    =======    =======    =======    =======    =======    =======
Net loss per share of common
  stock--basic and diluted.....  $ (5.86)   $ (5.87)   $ (7.13)   $ (7.19)   $ (4.50)   $ (4.93)   $ (4.66)   $ (4.80)
                                 =======    =======    =======    =======    =======    =======    =======    =======

                                     SIX MONTHS
                                   ENDED JUNE 30,
                                        2000
                                 -------------------
                                      UNAUDITED
                                 -------------------
                                    AS        PRO
                                 REPORTED    FORMA
                                 --------   --------
Net loss applicable to common
  stock--in thousands..........  $(4,488)   $(4,535)
                                 =======    =======
Net loss per share of common
  stock--basic and diluted.....  $ (1.13)   $ (1.14)
                                 =======    =======

                                 NOGATECH INC.

NOTE 6--STOCKHOLDERS' EQUITY (CONTINUED)
    D.  WARRANTS AND OPTIONS TO NONEMPLOYEES

       1) In 1998, in order to obtain a credit line, the Company granted bank options to purchase 240,208 shares of common stock at an exercise price of $2.08 per share. The options were excercised upon the closing of the initial public offering of the Company. The Company recorded deferred compensation of $37,000 associated with these options based on the fair value of these options at the date of grant.

       2) In December 1998, the Board of Directors granted 75,000 options to a consulting company in exchange for marketing services rendered. The options which were vested in January 1999 are exercisable for 75,000 shares of common stock at an exercise price of $0.72 per share. The Company recorded deferred compensation of $16,000 associated with these options based on the fair value of these options at the date of grant.

       3) In connection with the change of ownership in the Company in 1995, the Board of Directors granted 350,000 options to the current Chairman of the Company's Board of Directors, who did not have an active role in the Company at the date of grant. The optionee paid $5,000 for this right. Each option can be exercised to purchase one share of common stock of the Company at an exercise price of $0.125 per share. The options were exercised upon the consummation of the Company's initial public offering. An expense of $10,000 associated with these options, reflecting the fair value of the option at date of grant, net of the amount paid for the option, was charged in the statement of operations for the year ended December 31, 1995.

       4) a) In October 1995, the Company issued 7,500 common stock options to a consultant at an exercise price of $0.125 per share. These options were exercised in 1999.

           b) In January 1996, the Company issued 10,000 common stock options to a consultant at an exercise price of $0.14 per share. These options were exercised in January 2000.

           c) In August 1999, the Company issued 20,000 common stock options to four consultants at an exercise price of $3.00 per share. Two consultants' options vest ratably over a period of four years and the options issued to the other consultants are fully vested. The total deferred expense of $22,000 associated with these options reflects the fair value of the options at dates of grant.

       5)  Accounting treatment of options granted to nonemployees.

           As to the accounting treatment with respect to options granted to nonemployees, see Note 1(l).

           The fair value of equity instruments issued in exchange for services received is charged against income over the vesting period.

           The following weighted average assumptions were used for estimating the fair value of the options using Black-Scholes option pricing model: dividend yield of 0%; and expected volatility of 55% for the years 1998 and 1999, risk free interest of 5.4% and 5.7% for the years 1998 and 1999, respectively, and average expected life of 4 years for the years 1998 and 1999.

                                 NOGATECH INC.

NOTE 6--STOCKHOLDERS' EQUITY (CONTINUED)
           Services costs charged against income in respect of equity instruments granted to nonemployees were $5,000 and $25,000 in the years ended December 31, 1998 and 1999, respectively, and (unaudited) $12,500 and (unaudited) $35,000 in the six month periods ended
           June 30, 1999 and 2000, respectively. These costs have been included in the consolidated statements of operations under "general and administrative expenses" (except for $16,000 charged to "sales and marketing expenses" in the year ended December 31, 1999.

    E.  WARRANTS ISSUED TO SERIES A REDEEMABLE CONVERTIBLE PREFERRED
       STOCKHOLDERS

       1) In 1997, in connection with the issuance of series A redeemable convertible preferred stock, the Company issued the buyers of those shares options to purchase up to 589,171 shares of common stock at an exercise price of $3.14 per share. 318,471 of these options expired in 1999, 111,464 options were exercised in January 2000 and 159,236 options were exercised upon the closing of the initial public offering of the company.

       2) In 1998, in connection with the issuance of series A redeemable convertible preferred stock, the Company granted the buyers of those shares options to purchase 432,375 shares of common stock at an exercise price of $2.08 per share. These options were exercised upon the closing of the initial public offering of the company.

    F.  EMPLOYEE STOCK PURCHASE PLAN

       On March 5, 2000, the Board of Directors adopted the 2000 Employee Stock Purchase Plan which permits eligible employees to purchase shares of the Company's common stock pursuant to payroll deductions periodically applied to the purchase of such shares. A total of 350,000 shares of common stock initially have been reserved for issuance under the Purchase Plan. The number of shares reserved for issuance will be increased automatically on the first day of the Company's fiscal year, commencing in 2001, by an amount equal to the lesser of 500,000 shares or 1% of the number of outstanding shares on the last trading day of the immediately preceding fiscal year.

    G.  COMMON STOCK RESERVED

       As at June 30, 2000 (unaudited), the Company has reserved shares of common stock for future issuance, as follows:

                                                               NUMBER OF
                                                                SHARES
                                                              -----------
                                                              (UNAUDITED)
Employee stock option plans.................................   7,464,302
Options to nonemployees.....................................      95,000
Employee stock purchase plan................................     350,000
                                                               ---------
                                                               7,909,302
                                                               =========

    H. On March 8, 2000, the note receivable from a stockholder was repaid to the Company, including the interest accrued at the annual rate of 5.5%.

                                 NOGATECH INC.

NOTE 7--INCOME TAXES:

    A.  U.S. INCOME TAXES

       As of June 30, 2000, the Company had federal and state net operating loss carryforwards of approximately (unaudited) $4,800,000 and (unaudited) $1,300,000, respectively, which expire through 2019 and 2004, respectively.

       As of December 31, 1999, the Company had federal and state net operating loss carryforwards of approximately $5,200,000 and $1,700,000, respectively, which expire through 2019 and 2004, respectively.

       Utilization of the net operating loss carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating loss carryforwards before utilization.

    B.  ISRAELI INCOME TAXES

       Nogatech Israel has been awarded "approved enterprise" status by the Israeli government, under the Law for the Encouragement of Capital Investments, 1959. Under the approved enterprise status, Nogatech Israel is entitled to a four-year tax exemption on undistributed earnings commencing in the year in which it attains taxable income and a reduced corporate tax rate of 10%-15% for the remaining term of the program on the plan's proportionate share of income. The period of tax benefits has not yet commenced. In the event of the distribution of dividends from income which was tax exempt, the amount distributed will be liable to corporate tax of 10%-15%.

       The entitlement to the above benefits is conditional upon the fulfillment of conditions stipulated by the law, regulations published thereunder and the instrument of approval for the specific investment in approved enterprises. In the event of failure to comply with these conditions, the benefits may be cancelled and Nogatech Israel may be required to refund the amounts of the benefits in whole or in part with the addition of linkage differences and interest.

       Nogatech Israel's results for tax purposes are measured on a real basis, adjusted for the increase in the Israeli Consumer Price Index (CPI). As explained in Note 1b, the financial statements of the Israeli subsidiary included in consolidation are expressed in U.S. dollars. The difference between the changes in the Israeli CPI and the NIS/U.S. dollar exchange rate--both on annual and cumulative basis--causes a difference between taxable income (loss) and income (loss) reflected in Nogatech Israel's financial statements expressed in dollars.

       Israeli taxable income not eligible for "approved enterprise" benefits mentioned above is taxed at the regular tax rate of 36%.

       As of December 31, 1999 and as of June 30, 2000, Nogatech Israel has Israeli net operating loss carryforwards of approximately $2,300,000 and (unaudited) $2,100,000, respectively. The Israeli loss carryforwards have no expiration date. The Company expects that during the period these tax losses are utilized, most of its income will be tax exempt, and therefore, the utilization of the net operating losses will generate no tax benefit. Accordingly, deferred tax assets from such losses have not been included in the financial statements.

                                 NOGATECH INC.

NOTE 7--INCOME TAXES: (CONTINUED)
    C.  DEFERRED INCOME TAXES

       Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

                                                   DECEMBER 31,
                                                -------------------
                                                  1998       1999     JUNE 30, 2000
                                                --------   --------   --------------
                                                  (IN THOUSANDS)      (IN THOUSANDS)
                                                                       (UNAUDITED)
In respect of the U.S. operating loss
  carryforwards...............................  $ 1,500    $ 2,000       $ 1,750
Valuation allowance...........................   (1,500)    (2,000)       (1,750)
                                                -------    -------       -------
Net deferred tax assets.......................  $    --    $    --       $    --
                                                =======    =======       =======

       The valuation allowance increased by $400,000, $300,000 and $500,000 for the years ended December 31, 1997, 1998 and 1999, respectively. The valuation allowance for the six months ended June 30, 2000 decreased by (unaudited) $250,000.

       FAS 109 provides for the recognition if deferred tax assets if realization of such assets is more likely than not. Based upon the weight of available evidence, which includes the Company's historical operating performance and the reported cumulative net losses in all prior years, management has determined that the future realization of the tax benefit is not sufficiently assured. Consequently, a full valuation has been provided against the net deferred tax assets.

    D.  NET LOSS (INCOME) APPLICABLE TO THE ISRAELI AND THE U.S. OPERATIONS:

                                                                         SIX MONTHS ENDED
                                          YEAR ENDED DECEMBER 31,            JUNE 30,
                                       ------------------------------   -------------------
                                         1997       1998       1999       1999       2000
                                       --------   --------   --------   --------   --------
                                                                            (UNAUDITED)
                                                           IN THOUSANDS
Net loss (income) applicable to:
  Israeli operations.................   $1,006     $1,000     $1,805     $  684     $(406)
  U.S. operations....................      400        433       (264)       676        72
  Eliminations.......................       56        390       (445)      (124)
                                        ------     ------     ------     ------     -----
                                        $1,462     $1,823     $1,096     $1,236     $(334)
                                        ======     ======     ======     ======     =====

    E.  ISRAELI TAX ASSESSMENTS

       Nogatech Israel has had no final tax assessments since its incorporation in 1993.

NOTE 8--RELATED PARTY TRANSACTIONS

    Kenwood Corporation ("Kenwood") is a stockholder in the Company. During 1997, Kenwood subleased premises from the Company for a specific period of time. Rental income earned by the Company from this sublease was $75,000 for 1997 and at December 31, 1997, Kenwood owed the Company $75,000 pertaining to this sublease.

                                 NOGATECH INC.

NOTE 8--RELATED PARTY TRANSACTIONS (CONTINUED)
    On June 29, 2000 (unaudited), the Company signed a development agreement with Kenwood, where by the Company will develop and modify chips, reference design board and PC driver software to be used by Kenwood in its digital and analog PC set, based on the USB interfaces, using the Company's technologies.

    Total consideration for the services performed by the Company under the agreement shall be $900,000 upon reaching the milestones of the agreement.

    Sales made to Kenwood aggregated (unaudited) $300,000 in the six month period ended June 30, 2000. As of June 30, 2000 Kenwood owed the Company (unaudited) $300,000.

    Tomen Electronics ("Tomen") is a stockholder in the Company. Sales made to Tomen were $439,000, $1,324,000 and $1,272,000 in 1997, 1998 and 1999,
    respectively, and (unaudited) $419,000 and (unaudited) $1,529,000 in the six month periods ended June 30, 1999 and 2000, respectively. As of December 31, 1998 and 1999, Tomen owed the Company $35,000, $68,000, respectively and (unaudited) $35,000 and (unaudited) $449,000 in the six months ended June 30, 1999 and 2000, respectively. The Company purchases certain products from Tomen.

    Purchases from Tomen aggregated $194,000 and $151,000 in 1998 and 1999, respectively and (unaudited) $121,000 in the six months ended June 30, 1999. As of December 31, 1998 and 1999, the Company owed Tomen $32,000 and $60,000, respectively, and (unaudited) $90,000 in the six month period ended June 30, 1999, pertaining to these purchases. Additionally, during 1997, the Company entered into an engineering agreement with Tomen, whereunder the Company will receive four payments of $50,000 upon the achievement of certain milestones, as agreed. The Company recognized $100,000 of revenue under this agreement for the year ended December 31, 1997 and 1998. In 1998, the engineering agreement was canceled and it was agreed between the companies that there would be no further obligations.

NOTE 9--SUPPLEMENTARY FINANCIAL STATEMENTS INFORMATION:

    BALANCE SHEETS:

    A.  ACCOUNTS RECEIVABLE:

                                                       DECEMBER 31
                                                   -------------------
                                                     1998       1999     JUNE 30, 2000
                                                   --------   --------   --------------
                                                     (IN THOUSANDS)      (IN THOUSANDS)
                                                                          (UNAUDITED)
1) Trade
    Open accounts................................    $813      $  951        $1,383
    Related party (Note 8).......................      35          68           749
                                                     ----      ------        ------
                                                     $848      $1,019        $2,132
                                                     ====      ======        ======
 The item is net of allowance for doubtful
  accounts.......................................    $(24)     $ (150)       $ (192)
                                                     ====      ======        ======

    The change in the allowance for doubtful accounts in the year ended December 31, 1997 was a decrease of expenses of $23,000. The changes in the allowance in the years ended December 31, 1998 and 1999 increased the expenses by $20,000 and $126,000, respectively.

                                 NOGATECH INC.

NOTE 9--SUPPLEMENTARY FINANCIAL STATEMENTS INFORMATION: (CONTINUED)
    The change in the allowance for doubtful accounts in the six months ended June 30, 1999 was an increase of expenses of (unaudited) $11,000. The change in the allowance in the six months ended June 30, 2000 was an increase of expenses by (unaudited) $42,000.

                                                                  DECEMBER 31
                                                              -------------------
                                                                1998       1999     JUNE 30, 2000
                                                              --------   --------   --------------
                                                                (IN THOUSANDS)      (IN THOUSANDS)
                                                                                     (UNAUDITED)
2)  Other:
    Employees...............................................    $ 65      $   89        $  144
    Institutions............................................      36          82           128
    Other receivables.......................................      39          26            86
                                                                ----      ------        ------
                                                                $140      $  197        $  358
                                                                ====      ======        ======
B. INVENTORIES:
    Raw materials...........................................    $413      $  843        $  735
    Finished goods..........................................     168       1,266         1,070
                                                                ----      ------        ------
                                                                $581      $2,109        $1,805
                                                                ====      ======        ======
C. ACCOUNTS PAYABLE AND ACCRUALS
1)  Trade:
    Open accounts...........................................    $476      $1,907        $1,693
    Related party (Note 8)..................................      32          60            --
                                                                ----      ------        ------
                                                                $508      $1,967        $1,693
                                                                ====      ======        ======
2)  Other and accruals:
    Payroll and related expenses............................    $149      $   90        $  135
    Provision for vacation..................................      95         127           177
    Deferred income.........................................     321          56            18
    Provision for warranty..................................      65         177           239
    Distributors............................................      11         244           143
    Accrued expenses........................................      66         197           271
                                                                ----      ------        ------
                                                                $707      $  891        $  983
                                                                ====      ======        ======

                                 NOGATECH INC.

NOTE 9--SUPPLEMENTARY FINANCIAL STATEMENTS INFORMATION: (CONTINUED) STATEMENT OF OPERATIONS:

D.  NET LOSS PER SHARE OF COMMON STOCK

    The following table sets forth the computation of historical basic and diluted net loss per share of common stock:

                                         YEAR ENDED DECEMBER 31,           SIX MONTHS ENDED JUNE 30,
                                  --------------------------------------   --------------------------
                                     1997         1998          1999          1999           2000
                                  ----------   -----------   -----------   -----------   ------------
                                                                                  (UNAUDITED)
NUMERATOR--IN THOUSANDS:
  Net loss applicable to common
    stock--numerator for basic
    net loss per share of common
    stock.......................  $   (1,762)  $    (2,206)  $    (1,523)  $   (1,450)   $    (4,488)
  Deemed dividend for beneficial
    conversion feature of
    preferred stock.............          --            --            --           --          4,570
  Accretion of redemption value
    of series A redeemable
    convertible preferred
    stock.......................         300           383           427          214            252
                                  ----------   -----------   -----------   ----------    -----------
  Numerator for diluted net
    income (loss) per share of
    common stock................  $   (1,462)  $    (1,823)  $    (1,096)  $   (1,236)   $       334
                                  ==========   ===========   ===========   ==========    ===========
DENOMINATOR
  Denominator for basic net loss
    per share of common stock--
    weighted average number of
    shares of common stock......     300,709       309,536       338,295      310,995      3,974,443
  Incremental shares from
    assumed conversions:
    Series A and B redeemable
      convertible preferred
      stock.....................   5,568,334     7,048,428     8,609,783    8,609,783      6,989,615
    Stock options...............   2,638,257     3,879,996     2,058,358      792,482      2,149,072
                                  ----------   -----------   -----------   ----------    -----------
  Denominator for diluted net
    loss per share of common
    stock--adjusted weighted
    average number of shares....   8,507,300    11,237,960    11,006,436    9,713,260     13,113,130
                                  ==========   ===========   ===========   ==========    ===========

    The effect of the inclusion of the redeemable convertible preferred stock and stock options in the computation of the diluted net loss per share of common stock in 1997, 1998 and 1999 is anti-dilutive.

                                 NOGATECH, INC.

NOTE 10--FAIR VALUE OF FINANCIAL INSTRUMENTS

    The financial instruments of the Company consist of non-derivative current assets and liabilities.

    In view of their nature, the fair value of financial instruments included in working capital of the Company is usually identical or close to their carrying value.

NOTE 11--SEGMENT INFORMATION

    The Company adopted the provisions of FAS 131 which sets out disclosure and reporting requirements in respect of segments.

    Management identifies two reportable operating segments that are differentiated by the locations of the Company's customers: (1) the United States and (2) the rest of the world. The Company evaluated performance of these two operating segments based on sales only. The Company does not evaluate performance based on segment asset information.

    SEGMENT SALES--SALES CLASSIFIED BY GEOGRAPHIC AREA (BASED ON THE LOCATION OF THE CUSTOMERS):

                                                                        SIX MONTHS ENDED
                                         YEAR ENDED DECEMBER 31,            JUNE 30,
                                      ------------------------------   -------------------
                                        1997       1998       1999       1999       2000
                                      --------   --------   --------   --------   --------
                                                                         (IN THOUSANDS)
                                              (IN THOUSANDS)               (UNAUDITED)
United States--North America........   $1,230     $1,373     $5,436     $1,502     $2,184
                                       ------     ------     ------     ------     ------
The rest of the world:
  Japan.............................      836      1,341      1,314        459      1,869
  Taiwan............................       93         59      1,440        699      1,077
  Europe............................      335        356        617        124        435
  Other.............................       57         76         49         39        423
                                       ------     ------     ------     ------     ------
                                        1,321      1,832      3,420      1,321      3,804
                                       ------     ------     ------     ------     ------
Total...............................   $2,551     $3,205     $8,856     $2,823     $5,988
                                       ======     ======     ======     ======     ======

    COMPANY-WIDE DISCLOSURE REGARDING ITS TOTAL ASSETS, LONG-LIVED ASSETS AND MAJOR CUSTOMERS:

    A.  TOTAL ASSETS AND LONG-LIVED ASSETS

       The company's total assets and long-lived assets, net of accumulated depreciation and amortization, are located in the following geographical areas:

                                        DECEMBER 31,
                        ---------------------------------------------         JUNE 30,
                                1998                    1999                    2000
                        ---------------------   ---------------------   ---------------------
                         TOTAL     LONG-LIVED    TOTAL     LONG-LIVED    TOTAL     LONG-LIVED
                         ASSETS      ASSETS      ASSETS      ASSETS      ASSETS      ASSETS
                        --------   ----------   --------   ----------   --------   ----------
                                                                           (IN THOUSANDS)
                           (IN THOUSANDS)          (IN THOUSANDS)            (UNAUDITED)
Israel................   $1,126       $168       $4,269       $324      $ 5,160       $396
North America.........    4,643         12        2,308         28       46,437         26
                         ------       ----       ------       ----      -------       ----
Total.................   $5,769       $180       $6,577       $352      $51,597       $422
                         ======       ====       ======       ====      =======       ====

                                 NOGATECH, INC.

NOTE 11--SEGMENT INFORMATION (CONTINUED)
    B.  MAJOR CUSTOMERS

       In the years ended December 31, 1997, 1998 and 1999, and in the periods of six months ended June 30, 1999 and 2000 major customers of the Company represented the following percentage of sales:

                                                                                   SIX MONTHS
                                                        YEAR ENDED                    ENDED
                                                       DECEMBER 31,                 JUNE 30,
                                              ------------------------------   -------------------
                                                1997       1998       1999       1999       2000
                                              --------   --------   --------   --------   --------
                                                                                   (UNAUDITED)
Customer A..................................    17%        41%        14%        15%        26%
Customer B..................................    *          *          24%        12%        16%
Customer C..................................    *          *          13%        *          *
Customer D..................................    32%        20%        11%        19%        *
Customer E..................................    *          *          *          17%        11%

------------------------

*   Less that 10%.

       MAJOR SUPPLIER

       In the years ended December 31, 1997, 1998 and 1999, a major supplier of the Company represented 8%, 10% and 58% of cost of sales, respectively.

       In the periods of six months ended June 30, 1999 and 2000, a major supplier of the Company represented 41% and 54% of cost of sales, respectively.

                                                                         ANNEX A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER

                                     among

                               ZORAN CORPORATION,
                             a Delaware corporation
                                   ("Zoran"),

                         ZOOM ACQUISITION CORPORATION,
                    a Delaware corporation and wholly-owned
                              subsidiary of Zoran,

                                      and

                                NOGATECH, INC.,
                             a Delaware corporation

                             Dated August 23, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ARTICLE I THE MERGER........................................     A-1
        Section 1.1   Effective Time of the Merger..........     A-1
        Section 1.2   Closing...............................     A-1
        Section 1.3   Effects of the Merger.................     A-2
        Section 1.4   Directors and Officers................     A-2

ARTICLE II CONVERSION OF SECURITIES.........................     A-2
        Section 2.1   Conversion of Capital Stock...........     A-2
        Section 2.2   Exchange of Certificates..............     A-3
        Section 2.3   Tax Consequences......................     A-5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF NOGATECH......     A-5
        Section 3.1   Organization..........................     A-5
        Section 3.2   Nogatech Capital Structure............     A-6
        Section 3.3   Authority; No Conflict; Required
        Filings and Consents................................     A-6
        Section 3.4   SEC Filings; Financial Statements.....     A-7
        Section 3.5   Absence of Undisclosed Liabilities....     A-8
        Section 3.6   Absence of Certain Changes or
        Events..............................................     A-8
        Section 3.7   Taxes.................................     A-8
        Section 3.8   Tangible Assets and Real Property.....    A-10
        Section 3.9   Intellectual Property.................    A-10
        Section 3.10  Agreements, Contracts and
        Commitments.........................................    A-11
        Section 3.11  Litigation............................    A-11
        Section 3.12  Environmental Claims..................    A-12
        Section 3.13  Employee Benefit Plans................    A-13
        Section 3.14  Compliance with Laws..................    A-14
        Section 3.15  Interested Party Transactions.........    A-14
        Section 3.16  Registration Statement: Proxy
        Statement/Prospectus................................    A-14
        Section 3.17  Opinion of Financial Advisor..........    A-14

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ZORAN AND
  SUB.......................................................    A-14
        Section 4.1   Organization..........................    A-15
        Section 4.2   Zoran Capital Structure...............    A-15
        Section 4.3   Authority; No Conflict; Required
        Filings and Consents................................    A-16
        Section 4.4   SEC Filings; Financial Statements.....    A-16
        Section 4.5   Absence of Undisclosed Liabilities....    A-17
        Section 4.6   Absence of Certain Changes or
        Events..............................................    A-17
        Section 4.7   Taxes.................................    A-17
        Section 4.8   Intellectual Property.................    A-17
        Section 4.9   Litigation............................    A-18
        Section 4.10  Interested Party Transactions.........    A-19
        Section 4.11  Registration Statement; Proxy
        Statement/Prospectus................................    A-19
        Section 4.12  Opinion of Financial Advisor..........    A-19
        Section 4.13  Interim Operations of Sub.............    A-19
        Section 4.14  Ownership of Nogatech Common Stock....    A-19

ARTICLE V CONDUCT OF BUSINESS...............................    A-19
        Section 5.1   Covenants of Nogatech.................    A-19
        Section 5.2   Covenants of Zoran....................    A-21

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
        Section 5.3   Cooperation...........................    A-22

ARTICLE VI ADDITIONAL AGREEMENTS............................    A-22
        Section 6.1   No Solicitation.......................    A-22
        Section 6.2   Proxy Statement/Prospectus;
        Registration Statement..............................    A-23
        Section 6.3   Consents..............................    A-23
        Section 6.4   Current Nasdaq Quotation..............    A-23
        Section 6.5   Access to Information.................    A-23
        Section 6.6   Nogatech Stockholders' Meeting........    A-23
        Section 6.7   Legal Conditions to Merger............    A-24
        Section 6.8   Public Disclosure.....................    A-24
        Section 6.9   Tax-Free Reorganization...............    A-24
        Section 6.10  Affiliate Agreements..................    A-24
        Section 6.11  Nasdaq Quotation......................    A-25
        Section 6.12  Stock Plans, Options, Other Incentive
        Awards and Warrants.................................    A-25
        Section 6.13  Brokers or Finders....................    A-26
        Section 6.14  Indemnification of Directors and
        Officers............................................    A-27
        Section 6.15  Additional Agreements; Reasonable
        Efforts.............................................    A-27
        Section 6.16  Employment and Noncompete
        Agreements..........................................    A-28

ARTICLE VII CONDITIONS TO MERGER............................    A-28
        Section 7.1   Conditions to Each Party's Obligation
        to Effect the Merger................................    A-28
        Section 7.2   Additional Conditions to Obligations
        of Zoran and Sub....................................    A-28
        Section 7.3   Additional Conditions to Obligations
        of Nogatech.........................................    A-29

ARTICLE VIII TERMINATION AND AMENDMENT......................    A-30
        Section 8.1   Termination...........................    A-30
        Section 8.2   Effect of Termination.................    A-30
        Section 8.3   Fees and Expenses.....................    A-31
        Section 8.4   Amendment.............................    A-31
        Section 8.5   Extension; Waiver.....................    A-32

ARTICLE IX MISCELLANEOUS....................................    A-32
        Section 9.1   Nonsurvival of Representations,
        Warranties and Agreements...........................    A-32
        Section 9.2   Notices...............................    A-32
        Section 9.3   Interpretation........................    A-33
        Section 9.4   Counterparts..........................    A-33
        Section 9.5   Entire Agreement; No Third Party
        Beneficiaries.......................................    A-33
        Section 9.6   Governing Law.........................    A-33
        Section 9.7   Assignment............................    A-33

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER as made and entered into as of August 23, 2000 by and among Zoran Corporation, a Delaware corporation ("Zoran"), Zoom Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Zoran ("Sub"), and Nogatech, Inc., a Delaware corporation ("Nogatech").

                                    RECITALS

        A. The Boards of Directors of Zoran, Sub and Nogatech deem it advisable and in the best interests of each corporation and its respective stockholders that Zoran and Nogatech combine in order to advance the long-term business interests of Zoran and Nogatech;

        B. The combination of Zoran and Nogatech shall be effected by the terms of this Agreement through a transaction (the "Merger") in which Sub will merge with and into Nogatech, Nogatech will become a wholly-owned subsidiary of Zoran and the stockholders of Nogatech will become stockholders of Zoran (the "Merger");

        C. Contemporaneously with the execution and delivery of this Agreement, and as condition and inducement to Zoran's willingness to enter into this Agreement, certain stockholders of Nogatech have entered into Voting Agreements in the form attached hereto as EXHIBIT A pursuant to which they have agreed to vote their shares in favor of the adoption and approval of the Merger (the "Voting Agreements"); and

        D. For federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

    Section 1.1 EFFECTIVE TIME OF THE MERGER. Subject to the provisions of this Agreement, a certificate of merger (the "Certificate of Merger") in such form as is required by the relevant provisions of the Delaware General Corporation Law (the "DGCL") shall be duly prepared, executed and acknowledged by the Surviving Corporation (as defined in Section 1.3) and thereafter delivered to the Secretary of State of the State of Delaware for filing, as provided in the DGCL, as soon as practicable on or after the Closing Date (as defined in Section 1.2). The Merger shall become effective upon the filing of the Agreement of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

    Section 1.2 CLOSING. The closing of the Merger (the "Closing") will take place at 1:00 p.m., Pacific Time, on a date to be specified by Zoran and Nogatech, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Sections 7.1, 7.2(b) (other than the delivery of the officers' certificate referred to therein) and 7.3(b) (other than the delivery of the officers' certificate referred to therein), provided that the other closing conditions set forth in
Article VII have been met or waived as provided in Article VII at or prior to the Closing (the "Closing Date"), at the offices of Gray Cary Ware & Freidenrich LLP, 400 Hamilton Avenue, Palo Alto, CA 94301-1825, unless another date or place is agreed to in writing by Zoran and Nogatech.

    Section 1.3  EFFECTS OF THE MERGER.

        (a) At the Effective Time (i) the separate existence of Sub shall cease and Sub shall be merged with and into Nogatech (Sub and Nogatech are sometimes referred to below as the "Constituent Corporations" and Nogatech is sometimes referred to below as the "Surviving Corporation"), (ii) the Certificate of Incorporation of Nogatech shall be amended so that
    Article III of such Certificate of Incorporation shall read as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000, all of which shall consist of Common Stock, par value $.001 per share," and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation, and (iii) the Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

        (b) At and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation, and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thereafter attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts and liabilities had been incurred by it.

    Section 1.4 DIRECTORS AND OFFICERS. The directors and officers of Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving Corporation, each of whom will hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

    Section 2.1 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, $.001 par value, of Nogatech ("Nogatech Common Stock") or capital stock of Sub:

        (a) CAPITAL STOCK OF SUB. Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

        (b) CANCELLATION OF TREASURY STOCK AND ZORAN-OWNED STOCK. Any shares of Nogatech Common Stock that are owned by Nogatech as treasury stock and any shares that are owned by Zoran, Sub or any other wholly-owned Subsidiary (as defined below) of Zoran shall be cancelled and retired and shall cease to exist and no stock of Zoran or other consideration shall be delivered in exchange therefor. All shares of Common Stock, $.001 par value, of Zoran ("Zoran Common Stock") owned by Nogatech shall remain unaffected by the Merger. As used in this Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

        (c) EXCHANGE RATIO FOR NOGATECH COMMON STOCK. Subject to Section 2.2, each issued and outstanding share of Nogatech Common Stock (other than shares to be cancelled in accordance with Section 2.1(b)) shall be converted into the right to receive 0.166 fully paid and nonassessable shares of Zoran Common Stock (which amount will be adjusted for any stock split, stock dividend or similar transaction effected between the date hereof and the Effective Time) (the "Exchange Ratio"). All such shares of Nogatech Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Zoran Common Stock and any cash in lieu of fractional shares of Zoran Common Stock to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest.

        (d) NOGATECH STOCK OPTIONS AND EMPLOYEE STOCK PURCHASE PLAN. At the Effective Time, all then outstanding options to purchase Nogatech Common Stock issued under Nogatech's 1993 Employee and Consultant Stock Plan, 1999 Stock Option Plan, as amended and 2000 Equity Incentive Plan (collectively, the "Nogatech Option Plans"), not exercised as of the Effective Time will be assumed by Zoran in accordance with Section 6.12. Immediately prior to the Effective Time, all then outstanding rights to acquire shares of Nogatech Common Stock under Nogatech's 2000 Employee Stock Purchase Plan (the "Nogatech Purchase Plan") will be exercised for the purchase of shares of Nogatech Common Stock, as provided in Section 6.12. At the Effective Time, all grants of Deferred Stock then outstanding under Nogatech's 2000 Equity Incentive Plan will be assumed by Zoran in accordance with Section 6.12.

    Section 2.2 EXCHANGE OF CERTIFICATES. The procedures for exchanging outstanding shares of Nogatech Common Stock for Zoran Common Stock pursuant to the Merger are as follows:

        (a) EXCHANGE AGENT. As of the Effective Time, Zoran shall deposit with a bank or trust company designated by Zoran (the "Exchange Agent"), for the benefit of the holders of shares of Nogatech Common Stock, for exchange in accordance with this Section 2.2, through the Exchange Agent, certificates representing the shares of Zoran Common Stock (such shares of Zoran Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") issuable pursuant to
    Section 2.1 in exchange for outstanding shares of Nogatech Common Stock.

        (b) EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Nogatech Common Stock (each a "Certificate" and, collectively, the "Certificates") whose shares were converted pursuant to Section 2.1 into the right to receive shares of Zoran Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Zoran and Nogatech may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Zoran Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Zoran, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Zoran Common Stock which such holder has the right to receive pursuant to Section 2.1(c) and cash in lieu of fractional shares in accordance with Section 2.2(f), and the Certificate so surrendered shall immediately be cancelled. In the event of a transfer of ownership of Nogatech Common Stock which is not registered in the transfer records of Nogatech, a certificate representing the proper number of shares of Zoran Common Stock may be issued to a transferee if the Certificate representing such Nogatech Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Zoran Common Stock and cash in lieu of any fractional shares of Zoran Common Stock as contemplated by this Section 2.2.

        (c) LOST OR STOLEN CERTIFICATES. The instructions for effecting the surrender of the Certificates shall set forth procedures that must be taken by the holder of any Certificate that has been lost, destroyed or stolen. It shall be a condition to the right of such holder to receive a certificate representing shares of Zoran Common Stock that the Exchange Agent shall have received, along with the letter of transmittal, a duly executed lost certificate affidavit, including an agreement to indemnify Zoran, signed exactly as the name or names of the registered holder or holders appeared on the books of Zoran immediately prior to the Effective Time, together with a customary bond and such other documents as Zoran or the Exchange Agent may reasonably require in connection therewith.

        (d) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made after the Effective Time with respect to Zoran Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Zoran Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to subsection
    (f) below until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Zoran Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Zoran Common Stock to which such holder is entitled pursuant to subsection (e) below and the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Zoran Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Zoran Common Stock.

        (e) NO FURTHER OWNERSHIP RIGHTS IN NOGATECH COMMON STOCK. All shares of Zoran Common Stock issued upon the surrender for exchange of shares of Nogatech Common Stock in accordance with the terms hereof (including any cash paid pursuant to subsection (d) or (f) of this Section 2.2) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Nogatech Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Nogatech on such shares of Nogatech Common Stock in accordance with the terms of this Agreement on or prior to the date hereof and which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Nogatech Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.2.

        (f) NO FRACTIONAL SHARES. No certificate or scrip representing fractional shares of Zoran Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Zoran. Notwithstanding any other provision of this Agreement, each holder of shares of Nogatech Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Zoran Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Zoran Common Stock multiplied by the last reported sale price of Zoran Common Stock, as reported on the Nasdaq National Market, on the trading day immediately preceding the date of the Effective Time.

        (g) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the stockholders of Nogatech for one year after the Effective Time shall be delivered to Zoran, upon demand, and any stockholders of Nogatech who have not previously complied with this Section
    2.2 shall thereafter look only to Zoran for payment of their claim for Zoran Common Stock, any cash in lieu of fractional shares of Zoran Common Stock, and any dividends or distributions with respect to Zoran Common Stock.

        (h) NO LIABILITY. Neither Zoran nor Nogatech shall be liable to any holder of shares of Nogatech Common Stock or Zoran Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    Section 2.3 TAX CONSEQUENCES. It is intended by the parties hereto that the Merger shall constitute a "plan of reorganization" within the meaning of
Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF NOGATECH

    Nogatech represents and warrants to Zoran and Sub that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedule delivered by Nogatech to Zoran on or before the date of this Agreement (the "Nogatech Disclosure Schedule"). The Nogatech Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered Sections contained in this Article III.

    Section 3.1 ORGANIZATION. Each of Nogatech and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets (including intangible assets), financial condition or results of operations ("Material Adverse Effect") of Nogatech and its Subsidiaries, taken as a whole. The Nogatech Disclosure Schedule contains a list of each of Nogatech's Subsidiaries and the jurisdiction of its incorporation. Except for their interest in Nogatech Subsidiaries, neither Nogatech nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any such equity or similar interest in, any corporation, partnership, joint venture or other business association or entity, excluding securities of any publicly traded company held for investment by Nogatech and comprising less than five percent (5%) of the outstanding stock of such company.

    Section 3.2  NOGATECH CAPITAL STRUCTURE.

        (a) The authorized capital stock of Nogatech consists of 40,000,000 shares of Nogatech Common Stock. As of August 23, 2000: (i) 15,095,921 shares of Nogatech Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable;

        (ii) no shares of Nogatech Common Stock were held in the treasury of Nogatech or by Subsidiaries of Nogatech; (iii) 3,041,537 shares of Nogatech Common Stock were reserved for issuance under the Nogatech 1999 Stock Option Plan, 1,048,764 of which were subject to outstanding options;
    (iv) 3,500,000 shares of Nogatech Common Stock were reserved for issuance under Nogatech's 2000 Equity Incentive Plan, 144,000 of which were subject to outstanding options and 3,356,000 of which were reserved for future option grants; and (v) 350,000 shares of Nogatech Common Stock were reserved for future issuance pursuant to rights outstanding under the Nogatech Purchase Plan. No change in such capitalization has occurred between August 23, 2000 and the date of this Agreement other than the exercise and termination of outstanding stock options and the accrual of rights under the Nogatech Purchase Plan. All shares of Nogatech Common Stock subject to issuance as specified above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Nogatech or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Nogatech Common Stock or the capital stock of any Nogatech Subsidiary or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of such Subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of Nogatech's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Nogatech or another Nogatech Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations on Nogatech's voting rights, charges or other encumbrances of any nature.

        (b) Except as set forth in this Section 3.2 or as reserved for future grants of options under the Nogatech Option Plans or future sale under the Nogatech Purchase Plan, there are no equity securities of any class of Nogatech or any of its Subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in this Section 3.2 or in the Nogatech Disclosure Schedule, there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Nogatech or any of its Subsidiaries is a party or by which it is bound obligating Nogatech or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Nogatech or any of its Subsidiaries or obligating Nogatech or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. To the knowledge of Nogatech, there are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of Nogatech, except for the Voting Agreements.

    Section 3.3  AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) Nogatech has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Nogatech and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Nogatech, subject only to the approval of the Merger by Nogatech's stockholders under the DGCL. This Agreement has been duly executed and delivered by Nogatech and constitutes the valid and binding obligation of Nogatech, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy laws and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

        (b) The execution and delivery of this Agreement by Nogatech does not, and the consummation by it of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Nogatech,
    (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any right) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Nogatech or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or
    (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Nogatech or any of its Subsidiaries or any of their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

        (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required to be obtained or made by or with respect to Nogatech or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing by Zoran of the Registration Statement (as defined in
    Section 3.16) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the filing of the Agreement of Merger with the Delaware Secretary of State in accordance with the DGCL, (iv) the filing of the Proxy Statement (as defined in Section 3.16) and related proxy materials with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country, including without limitation approvals of the Office of the Chief Scientist and the Investment Center of the Israeli Ministry of Industry and Trade, and
    (vi) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, or a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

    Section 3.4  SEC FILINGS; FINANCIAL STATEMENTS.

        (a) Nogatech has timely filed and made available to Zoran its registration statement on Form S-1 (No. 333-32372) and its report on Form 10-Q for the quarter ended June 30, 2000 (collectively, the "Nogatech SEC Reports"). Each of the Nogatech SEC Reports (i) at the time it was filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time it was filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Nogatech SEC Reports or necessary in order to make the statements in such Nogatech SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Nogatech's Subsidiaries is required to file any forms, reports or other documents with the SEC.

        (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Nogatech SEC Reports, and any forms, reports or documents filed with the SEC after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted for quarterly reports on Form 10-Q) and fairly presented, or will fairly present, in all material respects, the consolidated financial position of Nogatech and its Subsidiaries as of the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments which were not or are not expected to be material in amount. The unaudited consolidated balance sheet of Nogatech as of June 30, 2000 is referred to herein as the "Nogatech Balance Sheet."

    Section 3.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the Nogatech SEC Reports, Nogatech and its Subsidiaries do not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), which individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, other than (i) liabilities reflected in the Nogatech Balance Sheet,
(ii) liabilities specifically described in this Agreement, or in the Nogatech Disclosure Schedule, and (iii) normal or recurring liabilities incurred since the date of the Nogatech Balance Sheet in the ordinary course of business consistent with past practices.

    Section 3.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Nogatech Balance Sheet, Nogatech and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been: (i) any material adverse change in the financial condition, results of operations or business (together, a "Material Adverse Change") of Nogatech and its Subsidiaries, taken as a whole;
(ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Nogatech or any of its Subsidiaries having a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole; (iii) any material change by Nogatech in its accounting methods, principles or practices; (iv) any material revaluation by Nogatech of any of its assets, including, without limitation, writing down the value of capitalized software or inventory or writing off notes or accounts receivable other than in the ordinary course of business; or
(v) any other action or event that has had or is reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

    Section 3.7  TAXES.

        (a) For purposes of this Agreement, a "Tax" or, collectively, "Taxes," refers to any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

        (b) Nogatech and each of its Subsidiaries has prepared and timely filed all federal, state, local and foreign returns, estimates, information statements and reports ("Returns") required to be filed with any taxing authority relating to any and all Taxes concerning or attributable to Nogatech or any of its Subsidiaries or to their operations, such Returns are true and correct in all material respects and have been completed in all material respects in accordance with applicable law.

        (c) Nogatech and each of its Subsidiaries: (i) has paid all Taxes it is required to pay and (ii) has withheld with respect to its employees all Taxes required to be withheld.

        (d) There is no Tax deficiency outstanding, proposed or assessed against Nogatech or any of its Subsidiaries that is not reflected as a liability on the Nogatech Balance Sheet nor has Nogatech or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

        (e) Nogatech does not have any material liabilities for unpaid Taxes that have not been accrued for or reserved on the Nogatech Balance Sheet, whether asserted or unasserted, contingent or otherwise (other than Taxes that have accrued subsequent to the date of the Nogatech Balance Sheet in the ordinary course of business, consistent with past practices).

        (f) Nogatech is not a party to any tax-sharing agreement or similar arrangement with any other party, and Nogatech has not assumed or agreed to pay any Tax obligations of, or with respect to any transaction relating to, any other person or agreed to indemnify any other person with respect to any Tax.

        (g) Neither Nogatech's Returns nor the Returns of any of its Subsidiaries have been audited by a government or taxing authority, nor is any such audit in process or pending, and Nogatech has not been notified of any request for such an audit or other examination.

        (h) Neither Nogatech nor any of its Subsidiaries has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code, other than the affiliated group of which Nogatech is the common parent or (ii) has any liability for the Taxes of any person (other than Nogatech and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

        (i) Nogatech has made available to Zoran copies of all Returns filed for all periods since its inception.

        (j) Neither Nogatech nor any of its Subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(4) apply to any disposition of assets owned by Nogatech or any of its Subsidiaries.

        (k) Neither Nogatech nor any of its Subsidiaries is a party to any contract, agreement, plan or arrangement, including but not limited to the provisions of this Agreement, covering any employee or former employee of Nogatech or any of its Subsidiaries that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code.

        (l) Neither Nogatech nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code
    (i) in the two years prior to the date of this Agreement or (ii) in a distribution which could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

        (m) Neither Nogatech nor any of its Subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481 of the Code by reason of any change in accounting method.

        (n) Nogatech is not a "reporting corporation" subject to the information reporting and record maintenance requirements of Section 6038A of the Code and the regulations thereunder.

        (o) Neither Nogatech nor any of its Subsidiaries is a party to any joint venture, partnership or other agreement that could be treated as a partnership for Tax purposes.

        (p) There are no liens, pledges, charges, claims, restrictions on transfer, mortgages, security interests or other encumbrances of any sort (collectively "Liens") on the assets of Nogatech relating to or attributable to Taxes, other than Liens for Taxes not yet due and payable.

        (q) No claim has been made by a Tax authority in a jurisdiction where neither Nogatech nor any of its Subsidiaries files Returns that Nogatech or any of its Subsidiaries is or may be subject to taxation in that jurisdiction.

    Section 3.8  TANGIBLE ASSETS AND REAL PROPERTY.

        (a) Nogatech owns or leases all tangible assets and properties which are material to the conduct of its business as currently conducted and which are reflected on the Nogatech Balance Sheet or acquired since the date of the Nogatech Balance Sheet (the "Material Tangible Assets"). Nogatech has good and marketable title to all Material Tangible Assets that it owns (except properties, interests in properties and assets sold or otherwise disposed of since the date of the Nogatech Balance Sheet in the ordinary course of business), free and clear of all Liens, except for Liens for current taxes not yet due and payable. All leases of Material Tangible Assets to which Nogatech is a party are in full force and effect and valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and
    (ii) general principles of equity. The Nogatech Disclosure Schedule sets forth a true and correct list of all such leases, and true and correct copies of all such leases have been provided to Zoran.

        (b) Nogatech owns no real property. The Nogatech Disclosure Schedule sets forth a true and complete list of all real property leased by Nogatech. All such real property leases are in full force and effect and valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity. True and correct copies all such of real property leases have been provided to Zoran.

    Section 3.9  INTELLECTUAL PROPERTY.

        (a) Nogatech and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are used in the conduct of the business of Nogatech and its Subsidiaries as currently conducted, or currently planned to be conducted, the absence of which would be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole (the "Nogatech Intellectual Property Rights").

        (b) The Nogatech Disclosure Schedule contains a complete and accurate list of (i) all patents and patent applications and all trademarks, registered copyrights, trade names and service marks which Nogatech considers to be material to its business and included in the Nogatech Intellectual Property Rights, including the jurisdictions in which each such Nogatech Intellectual Property Right has been issued or registered or in which any such application for such issuance and registration has been filed, (ii) all material licenses, sublicenses, distribution agreements and other agreements to which Nogatech or any of its Subsidiaries is a party and pursuant to which any person is authorized to use any Nogatech Intellectual Property Rights or has the right to manufacture, reproduce, market or exploit any Nogatech product or any adaptation, translation or derivative work based on a Nogatech product or any portion thereof, (iii) all licenses, sublicenses and other agreements to which Nogatech or any of its Subsidiaries is a party and pursuant to which Nogatech or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights, trade secrets or other proprietary technology including software (other than standard end-user licenses for "off the shelf" software) of any third party ("Nogatech Third Party Intellectual Property Rights") which is used in the manufacture of, incorporated in, or forms a part of any Nogatech product, and (iv) all material joint development agreements to which Nogatech or any of its Subsidiaries is a party.

        (c) Nogatech and its Subsidiaries are not, and will not be as a result of the execution and delivery of this Agreement or the performance of Nogatech's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Nogatech Intellectual Property Rights or Nogatech Third Party Intellectual Property Rights, the breach of which would be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

        (d) To Nogatech's knowledge, all patents, registered trademarks, service marks and copyrights held by Nogatech or any of its Subsidiaries are valid and subsisting. The operation of the businesses of Nogatech and its Subsidiaries as such businesses are currently conducted including the design, development, manufacture, marketing and sale of their products has not and does not infringe or misappropriate any patent, copyright, trademark, service mark or trade secret of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction, except where any of the foregoing could not reasonably be expected to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole. Nogatech (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patent, trademark, service mark, copyright or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

        (e) Nogatech and its Subsidiaries are not subject to any proceeding or outstanding decree, order, judgment, or stipulation restricting in any manner the use, transfer, or licensing of any Nogatech Intellectual Property Rights by Nogatech or its Subsidiaries, or which may affect the validity, use or enforceability of such Nogatech Intellectual Property Rights. Nogatech and its Subsidiaries are not subject to any agreement which restricts in any material respect the use, transfer, or licensing by Nogatech or any of its Subsidiaries of the Nogatech Intellectual Property Rights or any Nogatech product where such restriction would be likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

        (f) Nogatech and its Subsidiaries have taken reasonable steps to protect their rights in their material confidential information and trade secrets or any trade secrets or confidential information of third parties provided to them, and, without limiting the foregoing, Nogatech has and enforces a policy requiring each employee and independent contractor developing intellectual property or having access to confidential information regarding Nogatech Intellectual Property Rights to execute a proprietary information/confidentiality agreement substantially in the form provided to Zoran and all such current and former employees and contractors of Nogatech and its Subsidiaries have executed such an agreement, except where the failure to do so is not reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

    Section 3.10 AGREEMENTS, CONTRACTS AND COMMITMENTS. Nogatech has not breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract or commitment filed as an exhibit to the Nogatech SEC Reports ("Nogatech Material Contracts") in such a manner as would permit any other party to cancel or terminate the same or would permit any other party to collect material damages from Nogatech under any Nogatech Material Contract. Each Nogatech Material Contract that has not expired or been terminated is in full force and effect and is not subject to any material default thereunder of which Nogatech is aware by any party obligated to Nogatech pursuant to such Nogatech Material Contract.

    Section 3.11 LITIGATION. Except as described in the Nogatech SEC Reports, there is no action, suit or proceeding, claim, arbitration or investigation against Nogatech pending or as to which Nogatech has received any written notice of assertion, which is reasonably likely to have a Material

Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, or a material adverse effect on the ability of Nogatech to consummate the transactions contemplated by this Agreement.

    Section 3.12 ENVIRONMENTAL CLAIMS. There are no Environmental Claims (as defined in Section 3.12(c)(i) hereof) pending (i) against Nogatech or any of its Subsidiaries, or (ii) against any real or personal property or operations which Nogatech or any of its Subsidiaries owns, leases or manages, in whole or in part.

        (a) To Nogatech's knowledge, there have been no Releases (as defined in Section 3.12(c)(iv) hereof) of any Hazardous Material (as defined in Section 3.12(c)(iii) hereof) that would be reasonably likely to form the basis of any Environmental Claim against Nogatech or any of its Subsidiaries.

        (b) Nogatech has no knowledge of any Environmental Claim pending or threatened, or of any Release of Hazardous Materials that would be reasonably likely to form the basis of any Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of Nogatech or any of its Subsidiaries) whose liability Nogatech or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law or against any real or personal property which Nogatech or any of its Subsidiaries formerly owned, leased or managed, in whole or in part.

        (c) As used in this Agreement:

           (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by any person or entity (including any Governmental Authority) alleging liability or potential liability (including, without limitation, potential responsibility for or liability for enforcement costs, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by Nogatech or any of its Subsidiaries or joint ventures (for purposes of this SECTION 3.12); or (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

           (ii) "Environmental Laws" means all federal, state, local and foreign laws, rules, regulations and requirements of common law relating to pollution, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or protection of human health as it relates to protection of the environment including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

          (iii) "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls ("PCBS") in regulated concentrations; and (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," or words of similar import, under any Environmental Law; and (c) any other chemical, material, substance or waste, which is regulated under any Environmental Law in a jurisdiction in which Nogatech or any of its Subsidiaries operate (for purposes of this Section 3.12).

           (iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching or migration into the atmosphere, soil, surface water, groundwater or property.

    Section 3.13  EMPLOYEE BENEFIT PLANS.

        (a) The Nogatech Disclosure Schedule sets forth a complete and accurate list of all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former United States employee of Nogatech or any of its Subsidiaries or any trade or business (whether or not incorporated) which is a member or which is under common control with Nogatech within the meaning of Section 414 of the Code (an "ERISA Affiliate") (together, the "Nogatech U.S. Employee Plans").

        (b) With respect to each Nogatech U.S. Employee Plan, Nogatech has made available to Zoran, a true and correct copy of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service ("IRS") with respect to a Nogatech U.S. Employee Plan subject to such filing requirement,
    (ii) such Nogatech U.S. Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Nogatech U.S. Employee Plan and
    (iv) the most recent actuarial report or valuation relating to a Nogatech U.S. Employee Plan subject to Title IV of ERISA.

        (c) With respect to the Nogatech U.S. Employee Plans, individually and in the aggregate, no event has occurred, and to the knowledge of Nogatech, there exists no condition or set of circumstances in connection with which Nogatech could be subject to any liability that is reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, under ERISA, the Code or any other applicable law.

        (d) With respect to the Nogatech U.S. Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with generally accepted accounting principles, on the financial statements of Nogatech, which obligations are reasonably expected to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

        (e) Except as disclosed in Nogatech SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Nogatech nor any of its Subsidiaries is a party to any oral or written
    (i) union or collective bargaining agreement, (ii) agreement with any officer or other key employee of Nogatech or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Nogatech of the nature contemplated by this Agreement, (iii) agreement with any officer of Nogatech providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of $100,000 per annum, or (iv) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

        (f) The Nogatech Disclosure Schedule sets forth a complete and accurate list of all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Nogatech or any of its Subsidiaries outside the United States (together, the "Nogatech International Employee

    Plans"). Each Nogatech International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements of all applicable statutes and regulations. No Nogatech International Employee Plan has unfunded liabilities that, as of the Effective Date, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent Nogatech or any of its Subsidiaries (or Zoran following the Merger) from terminating or amending any Nogatech International Employee Plan at any time for any reason.

    Section 3.14 COMPLIANCE WITH LAWS. Nogatech has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

    Section 3.15 INTERESTED PARTY TRANSACTIONS. Except as set forth in the Nogatech SEC Reports, since May 17, 2000, no event has occurred that would be required to be reported by

    Nogatech as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

    Section 3.16 REGISTRATION STATEMENT: PROXY STATEMENT/PROSPECTUS. The information supplied by Nogatech for inclusion in the registration statement on Form S-4 pursuant to which shares of Zoran Common Stock issued in the Merger will be registered with the SEC (the "Registration Statement") shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied by Nogatech for inclusion in the proxy statement/prospectus (the "Proxy Statement") to be sent to the stockholders of Nogatech in connection with the meeting of Nogatech's stockholders to consider this Agreement and the Merger (the "Nogatech Stockholders' Meeting") shall not, on the date the Proxy Statement is first mailed to stockholders of Nogatech, at the time of the Nogatech Stockholders' Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Nogatech Stockholders' Meetings which has become false or misleading. If at any time prior to the Effective Time any event relating to Nogatech or any of its Affiliates, officers or directors should be discovered by Nogatech which is required to be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Nogatech shall promptly inform Zoran.

    Section 3.17 OPINION OF FINANCIAL ADVISOR. The financial advisor of Nogatech, W.R. Hambrecht & Co., has delivered to Nogatech its oral opinion dated the date of this Agreement to the effect that the aggregate Merger consideration is fair from a financial point of view to the stockholders of Nogatech.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF ZORAN AND SUB

    Zoran and Sub represent and warrant to Nogatech that the statements contained in this Article IV are true and correct, except as set forth in the disclosure schedule delivered by Zoran to Nogatech on or before the date of this Agreement (the "Zoran Disclosure Schedule"). The Zoran Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered Sections contained in this Article IV.

    Section 4.1 ORGANIZATION. Each of Zoran and Sub and Zoran's other Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole. Except as set forth in the Zoran SEC Reports (as defined in Section 4.4) or the Zoran Disclosure Schedule, neither Zoran nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding securities of any publicly traded company held for investment by Zoran and comprising less than five percent (5%) of the outstanding stock of such company.

    Section 4.2  ZORAN CAPITAL STRUCTURE.

        (a) The authorized capital stock of Zoran consists of 20,000,000 shares of Zoran Common Stock and 3,000,000 shares of Preferred Stock, $.001 par value ("Zoran Preferred Stock"). As of August 23, 2000: (i) 14,656,945 shares of Zoran Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) no shares of Zoran Common Stock were held in the treasury of Zoran or by Subsidiaries of Zoran; (iii) approximately 2,495,000 shares of Zoran Common Stock were reserved for issuance pursuant to stock options granted and outstanding under Zoran's stock option plans (the "Zoran Option Plans"), and rights outstanding under Zoran's employee stock purchase plan (the "Zoran Purchase Plan"). No material change in such capitalization has occurred between June 30, 2000 and the date of this Agreement. As of the date of this Agreement, none of the shares of Zoran Preferred Stock are issued and outstanding. All shares of Zoran Common Stock subject to issuance as specified above, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Zoran or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Zoran Common Stock or the capital stock of any Zoran Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of such Subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of Zoran's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Zoran or another Zoran Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations on Zoran's voting rights, charges or other encumbrances of any nature.

        (b) Except as set forth in this Section 4.2 or as reserved for future grants of options under the Zoran Option Plans or future sale under the Zoran Purchase Plan, there are no equity securities of any class of Zoran or any of its Subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in this Section 4.2 or in the Zoran Disclosure Schedule, there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Zoran or any of its Subsidiaries is a party or by which it is bound obligating Zoran or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Zoran or any of its Subsidiaries or obligating Zoran or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement. To the knowledge of Zoran, there are no voting trusts, proxies or other agreements or understandings with respect to the shares of capital stock of Zoran.

    Section 4.3  AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

        (a) Zoran and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by Zoran and Sub and the consummation by them of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Zoran and Sub. This Agreement has been duly executed and delivered by Zoran and Sub and constitutes the valid and binding obligation of Zoran and Sub, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy laws and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding in equity or at law.

        (b) The execution and delivery of this Agreement by Zoran and Sub does not, and the consummation by them of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of the Certificate of Incorporation or Bylaws of Zoran or Sub, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material right) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Zoran or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Zoran or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and
    (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

        (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Zoran or any of its Subsidiaries in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the filing of a pre-merger notification report under the HSR Act, (ii) the filing of the Registration Statement with the SEC in accordance with the Securities Act, (iii) the filing of the Agreement of Merger with the Delaware Secretary of State in accordance with the DGCL, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country and (v) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

    Section 4.4  SEC FILINGS; FINANCIAL STATEMENTS.

        (a) Zoran has timely filed and made available to Nogatech all forms, reports and documents required to be filed by Zoran with the SEC since January 31, 1999 other than registration statements on Form S-8 (collectively, the "Zoran SEC Reports"). Each of the Zoran SEC Reports
    (i) at the time it was filed, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not at the time it was filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Zoran SEC Reports or necessary in order to make the statements in such Zoran SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Zoran's Subsidiaries is required to file any forms, reports or other documents with the SEC.

        (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Zoran SEC Reports, including any Zoran SEC Reports filed after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted for quarterly reports on Form 10-Q) and fairly presented, or will fairly present, the consolidated financial position of Zoran and its Subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The unaudited consolidated balance sheet of Zoran as of June 30, 2000 is referred to herein as the "Zoran Balance Sheet."

    Section 4.5 ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in the Zoran SEC Reports, Zoran and its Subsidiaries do not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with generally accepted accounting principles), which individually or in the aggregate would be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole, other than (i) liabilities reflected in the Zoran Balance Sheet, (ii) liabilities specifically described in this Agreement, or in the Zoran Disclosure Schedule, and (iii) normal or recurring liabilities incurred since the date of the Zoran Balance Sheet in the ordinary course of business consistent with past practices.

    Section 4.6 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the Zoran Balance Sheet, there has been no material adverse change in the business, assets, financial condition or results of operations of Zoran, and Zoran has conducted its business in the ordinary course and in a manner consistent with past practices. Since June 30, 2000, Zoran has not agreed to take any action outside the ordinary course of business or that would constitute a breach of any of the representations or warranties of Zoran contained in this Agreement.

    Section 4.7  TAXES.

        (a) Zoran and each of its Subsidiaries has prepared and timely filed all Returns required to be filed with any taxing authority relating to any and all Taxes concerning or attributable to Zoran or any of its Subsidiaries or to their operations, such Returns are true and correct in all material respects and have been completed in all material respects in accordance with applicable law.

        (b) Zoran and each of its Subsidiaries: (i) has paid all Taxes it is required to pay and (ii) has withheld with respect to its employees all Taxes required to be withheld.

        (c) There is no Tax deficiency outstanding, proposed or assessed against Zoran or any of its Subsidiaries that is not reflected as a liability on the Zoran Balance Sheet nor has Zoran or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

        (d) Zoran does not have any material liabilities for unpaid Taxes that have not been accrued for or reserved on the Zoran Balance Sheet, whether asserted or unasserted, contingent or otherwise (other than Taxes that have accrued subsequent to the date of the Zoran Balance Sheet in the ordinary course of business, consistent with past practices).

        (e) Neither Zoran's Returns nor the Returns of any of its Subsidiaries have been audited by a government or taxing authority, nor is any such audit in process or pending, and Zoran has not been notified of any request for such an audit or other examination.

    Section 4.8  INTELLECTUAL PROPERTY.

        (a) Zoran and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are used in the conduct of the business of Zoran and its Subsidiaries as currently conducted, or currently planned to be conducted, the absence of which would be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole (the "Zoran Intellectual Property Rights"), including all licenses, sublicenses and other agreements to which Zoran or any of its Subsidiaries is a party and pursuant to which Zoran or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights, trade secrets or other proprietary technology including software (other than standard end-user licenses for "off the shelf" software) of any third party ("Zoran Third Party Intellectual Property Rights") which is used in the manufacture of, incorporated in, or forms a part of any Zoran product.

        (b) Zoran and its Subsidiaries are not, and will not be as a result of the execution and delivery of this Agreement or the performance of Zoran's obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Zoran Intellectual Property Rights or Zoran Third Party Intellectual Property Rights, the breach of which would be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

        (c) To Zoran's knowledge, all patents, registered trademarks, service marks and copyrights held by Zoran or any of its Subsidiaries are valid and subsisting. The operation of the businesses of Zoran and its Subsidiaries as such businesses are currently conducted including the design, development, manufacture, marketing and sale of their products has not and does not infringe or misappropriate any patent, copyright, trademark, service mark or trade secret of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction, except where any of the foregoing could not reasonably be expected to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole. Zoran (i) has not been sued in any suit, action or proceeding which involves a claim of infringement of any patent, trademark, service mark, copyright or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

        (d) Zoran and its Subsidiaries are not subject to any proceeding or outstanding decree, order, judgment, or stipulation restricting in any manner the use, transfer, or licensing of any Zoran Intellectual Property Rights by Zoran or its Subsidiaries, or which may affect the validity, use or enforceability of such Zoran Intellectual Property Rights. Zoran and its Subsidiaries are not subject to any agreement which restricts in any material respect the use, transfer, or licensing by Zoran or any of its Subsidiaries of the Zoran Intellectual Property Rights or any Zoran product where such restriction would be likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

        (e) Zoran and its Subsidiaries have taken reasonable steps to protect their rights in their material confidential information and trade secrets or any trade secrets or confidential information of third parties provided to them, and, without limiting the foregoing, Zoran has and enforces a policy requiring each employee and independent contractor developing intellectual property or having access to confidential information regarding Zoran Intellectual Property Rights to execute a proprietary information/confidentiality agreement substantially in the form provided to Zoran and all such current and former employees and contractors of Zoran and its Subsidiaries have executed such an agreement, except where the failure to do so is not reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

    Section 4.9 LITIGATION. Except as described in the Zoran SEC Reports, there is no action, suit or proceeding, claim, arbitration or investigation against Zoran or any of its Subsidiaries pending or as to which Zoran has received any written notice of assertion, which is reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole, or a material adverse effect on the ability of Zoran to consummate the transactions contemplated by this Agreement.

    Section 4.10 INTERESTED PARTY TRANSACTIONS. Except as set forth in the Zoran SEC Reports, since the date of Zoran's last proxy statement to its stockholders, no event has occurred that would be required to be reported by Zoran as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

    Section 4.11 REGISTRATION STATEMENT; PROXY STATEMENT/PROSPECTUS. The information supplied by Zoran for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied by Zoran for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to stockholders of Nogatech, at the time of the Nogatech Stockholder's Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Nogatech Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Zoran or any of its Affiliates, officers or directors should be discovered by Zoran which is required be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Zoran shall promptly inform Nogatech.

    Section 4.12 OPINION OF FINANCIAL ADVISOR. The financial advisor of Zoran, C.E. Unterberg, Towbin, has delivered to Zoran an opinion dated the date of this Agreement to the effect that the Exchange Ratio is fair to Zoran from a financial point of view.

    Section 4.13 INTERIM OPERATIONS OF SUB. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

    Section 4.14 OWNERSHIP OF NOGATECH COMMON STOCK. Neither Zoran nor any of its Subsidiaries owns any shares of Nogatech Common Stock.

                                   ARTICLE V

                              CONDUCT OF BUSINESS

    Section 5.1 COVENANTS OF NOGATECH. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Nogatech agrees as to itself and its Subsidiaries (except to the extent that Zoran shall otherwise consent in writing), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and taxes when due, subject to good faith disputes over such debts or taxes, to pay or perform its other obligations when due, and, to the extent consistent with such business, to use all reasonable efforts consistent with past practices and policies to
(i) preserve intact its present business organization, (ii) keep available the services of its present officers and key employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it. Except as expressly contemplated by this Agreement, subject to Section 6.1, Nogatech shall not (and shall not permit any of its Subsidiaries to), without the prior written consent of Zoran:

        (a) Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan of Nogatech or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements in effect as of the date of this Agreement or except as set forth on Schedule 5.1 hereto;

        (b) Transfer or license to any person or entity or otherwise extend, amend or modify any rights to the Nogatech Intellectual Property Rights other than the grant of non-exclusive licenses in the ordinary course of business consistent with past practices;

        (c) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, equity securities or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock;

        (d) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party;

        (e) Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options to purchase up to an aggregate of 60,000 shares of Nogatech Common Stock, consistent with past practices, in connection with the hiring of new employees; or (ii) the issuance of (A) rights to purchase shares of Nogatech Common Stock under the Nogatech Purchase Plans, or (B) shares of Nogatech Common Stock issuable upon the exercise of options granted under the Nogatech Option Plans or pursuant to rights under the Nogatech Purchase Plan or (C) shares of Nogatech Common Stock issuable upon exercise of the Nogatech Warrants;

        (f) Acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any material assets;

        (g) Sell, lease, license or encumber or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Nogatech and its Subsidiaries, taken as a whole, except for transactions entered into in the ordinary course of business consistent with past practices;

        (h) Except as set forth on Schedule 5.1 hereto, take any action to:
    (i) increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of non-officer employees in accordance with past practices, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with, officers, (iii) grant any severance or termination pay to, or enter into any employment or severance agreement, with any non-officer employee, except in accordance with past practices, (iv) enter into any collective bargaining agreement, or (v) establish, adopt, enter into or amend in any material respect any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

        (i) Revalue any material amount of its assets, including writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practices;

        (j) Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities or guarantee any debt securities of others, other than indebtedness incurred under outstanding lines of credit consistent with past practice;

        (k) Amend or propose to amend its Certificate of Incorporation or Bylaws, except as contemplated by this Agreement;

        (l) Incur or commit to incur any individual capital expenditure in excess of $50,000 or aggregate capital expenditures in excess of $200,000, in addition to the existing commitments set forth in the Nogatech Disclosure Schedule;

        (m) Enter into or amend any agreements pursuant to which any third party is granted exclusive marketing or manufacturing rights with respect to any Nogatech product;

        (n) Amend or terminate any material contract, agreement or license to which it is a party except in the ordinary course of business;

        (o) Waive or release any material right or claim, except in the ordinary course of business;

        (p) Take any action, other than as contemplated by this Agreement, that would require the approval of Nogatech's stockholders or which could reasonably be expected to result in a delay in the preparation, filing or review by the SEC of the Registration Statement;

        (q) Make or change any election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes, except where such action would not have a material adverse effect upon Nogatech or its Subsidiaries, individually or taken as a whole; or

        (r) Agree in writing or otherwise to take, any of the actions described in Sections (a) through (q) above.

    Section 5.2 COVENANTS OF ZORAN. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Zoran agrees as to itself and its Subsidiaries (except to the extent that Nogatech shall otherwise consent in wiring), to carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay its debts and taxes when due subject to good faith disputes over such debts or taxes, to pay or perform its other obligations when due, and, to the extent consistent with such business, use all reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and key employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it. Except as expressly contemplated by this Agreement, Zoran shall not (and shall not permit any of its Subsidiaries to), without the prior written consent of Nogatech:

        (a) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, equity securities or property) in respect of any of its capital stock, or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock (other than stock splits of its Common Stock or stock dividends payable in shares of Common Stock);

        (b) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service by such party;

        (c) Sell, lease, license or encumber or otherwise dispose of any of its properties or assets which are material, individually or in the aggregate, to the business of Zoran and its Subsidiaries, taken as a whole, except for transactions entered into in the ordinary course of business consistent with past practices;

        (d) Amend or propose to amend its Certificate of Incorporation or Bylaws, except as contemplated by this Agreement;

        (e) Take any action, other than as contemplated by this Agreement, that would require the approval of Zoran's stockholders or which could reasonably be expected to result in a delay in the preparation, filing or review by the SEC of the Registration Statement; or

        (f) Agree in writing or otherwise to take, any of the actions described in Sections (a) through (e) above.

    Section 5.3 COOPERATION. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Zoran and Nogatech shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby.

                                   ARTICLE VI
                             ADDITIONAL AGREEMENTS

    Section 6.1  NO SOLICITATION.

        (a) From and after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, Nogatech shall not, directly or indirectly, through any officer, director, employee, affiliate, representative or agent, (i) solicit, initiate, seek, entertain, or knowingly encourage or support any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of a substantial portion of the shares of capital stock of Nogatech (including without limitation by way of a tender offer) or similar transactions involving Nogatech, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition Proposal; PROVIDED, HOWEVER, that nothing contained in this Agreement shall prevent Nogatech or its Board of Directors from (A) providing non-public information to, or engaging or participating in discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or recommending such an unsolicited bona fide written Acquisition Proposal to the stockholders of Nogatech, if and only to the extent that (1) the Board of Directors of Nogatech determines in good faith (after consultation with and based upon the advice of its financial advisor) that such Acquisition Proposal would, if consummated, result in a transaction more favorable to Nogatech's stockholders from a financial point of view than the transaction contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and that the party making such Superior Proposal has the financial means, or the ability to obtain the necessary financing, to conclude such transaction, (2) the Board of Directors of Nogatech determines in good faith (after consultation with outside legal counsel) that the failure to take such action would create a substantial risk of liability for breach of its fiduciary duties to the Nogatech stockholders under applicable law and (3) prior to providing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to Nogatech than those contained in the non-disclosure agreement dated August 7, 2000 between Zoran and Nogatech (the "Confidentiality Agreement"); or (B) complying with Rules 14d-9 or 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

        (b) Nogatech shall notify Zoran no later than twenty-four (24) hours after receipt by Nogatech (or its advisors) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of Nogatech by any person or entity that informs Nogatech that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

    Section 6.2  PROXY STATEMENT/PROSPECTUS; REGISTRATION STATEMENT.

        (a) As promptly as practicable after the execution of this Agreement, Zoran and Nogatech shall prepare and file with the SEC the Proxy Statement, and Zoran shall prepare and file with the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus. Zoran and Nogatech shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practicable. The Proxy Statement shall include the recommendation of the Board of Directors of Nogatech in favor of this Agreement and the Merger; provided that the Board of Directors of Nogatech may withdraw such recommendation if such Board of Directors determines in good faith (after consultation with outside legal counsel) that the failure to withdraw such recommendation would create a substantial risk of liability for breach of its fiduciary duties to the Nogatech stockholders under applicable law.

        (b) Zoran and Nogatech shall make all necessary filings with respect to the Merger under the Securities Act and the Exchange Act and applicable state blue sky laws and the rules and regulations thereunder.

    Section 6.3 CONSENTS. Each of Zoran and Nogatech shall use all reasonable efforts to obtain all necessary consents, waivers and approvals under any of Zoran's or Nogatech's material agreements, contracts, licenses or leases as may be necessary to consummate the Merger and the other transactions contemplated by this Agreement.

    Section 6.4 CURRENT NASDAQ QUOTATION. Each of Zoran and Nogatech agrees to continue the quotation of Zoran Common Stock and Nogatech Common Stock, respectively, on the Nasdaq National Market during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time.

    Section 6.5 ACCESS TO INFORMATION. Upon reasonable notice, Nogatech and Zoran shall each (and shall cause each of its Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of Nogatech and Zoran shall (and shall cause each of its Subsidiaries to) furnish promptly to the other (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and
(ii) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 6.5 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

    Section 6.6 NOGATECH STOCKHOLDERS' MEETING. Nogatech shall call a meeting of its stockholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the Merger. Subject to Sections 6.1 and 6.2, Nogatech will, through its Board of Directors, recommend to Nogatech's stockholders approval of such matters and will coordinate and cooperate with Zoran with respect to the timing of such meeting and shall use its best efforts to hold such meeting as soon as practicable after the date hereof. Subject to applicable law and the provisions of Sections 6.1 and

6.2(a), Nogatech shall use its reasonable efforts to solicit from its stockholders proxies in favor of such matters.

    Section 6.7 LEGAL CONDITIONS TO MERGER. Each of Zoran and Nogatech will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include, without limitation, furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity and Zoran providing an undertaking to the Office of the Chief Scientist in the Israeli Ministry of Industry and Trade to the effect that it will cause the Surviving Corporation to comply with applicable statutory and regulatory obligations) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon either of them or any of their Subsidiaries in connection with the Merger. Each of Zoran and Nogatech will, and will cause its Subsidiaries to, (i) take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity required to be obtained or made by Zoran, Nogatech or any of their Subsidiaries in connection with the Merger (any of the foregoing an "Approval") or the taking of any action contemplated thereby or by this Agreement, (ii) diligently oppose or pursue any rehearing, appeal or other challenge which may be available to it of any refusal to issue any Approval or of any order or ruling of any Governmental Entity which may adversely affect the ability of the parties hereto to consummate the Merger or, except as permitted by Sections 6.1, 6.2 and 6.6, to take any action contemplated by any Approval or by this Agreement until such time as such refusal to issue any Approval or any order or ruling has become final and non-appealable, and (iii) diligently oppose any objections to, appeals from or petitions to reconsider or reopen any Approval or the taking of any action contemplated thereby or by this Agreement. Notwithstanding the foregoing, neither Nogatech nor Zoran shall be required to agree, as a condition to any Approval, to divest itself of or hold separate any Subsidiary, division or business unit which is material to the business of such party and its Subsidiaries, taken as a whole, or the divestiture or holding separate of which would be reasonably likely to have a material adverse effect on (A) the business, financial condition or results of operations of such party and its Subsidiaries, taken as a whole or (B) the benefits intended to be derived as a result of the Merger.

    Section 6.8 PUBLIC DISCLOSURE. Zoran and Nogatech shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by the rules of the Nasdaq National Market.

    Section 6.9 TAX-FREE REORGANIZATION. Each of Nogatech, Zoran and Sub shall deliver to Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), Nogatech's counsel, and Gray Cary Ware & Freidenrich LLP ("Gray Cary"), Zoran's counsel, a certificate executed by an appropriate officer of such corporation, containing customary representations and covenants reasonably required by Skadden Arps and Gray Cary in connection with the opinions described in Sections 7.2(c) and 7.3(c) of this Agreement. Each officer's certificate shall be executed and dated as of the effective date of the Proxy Statement, and shall be reexecuted and redelivered as of the Effective Time.

    Section 6.10 AFFILIATE AGREEMENTS. Zoran and Nogatech have provided each other with a list of those persons who are, in Zoran's or Nogatech's respective reasonable judgment, "affiliates" of Zoran or Nogatech, respectively, within the meaning of Rule 145 under the Securities Act. Each such person who is an "affiliate" of Zoran or Nogatech within the meaning of Rule 145 is referred to herein as an "Affiliate." Zoran and Nogatech shall provide each other such information and documents as Nogatech or Zoran shall reasonably request for purposes of reviewing such list and shall notify the other party in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Nogatech shall use its best efforts to deliver or cause to be delivered to Zoran at least 30 days prior to the Closing Date from each of the Affiliates of Nogatech, an executed agreement, in form and substance reasonably satisfactory to Zoran and Nogatech, by which such Affiliate of Nogatech agrees to comply with the applicable requirements of Rule 145 ("Affiliates Agreement"). Zoran shall be entitled to place appropriate legends on the certificates evidencing any Zoran Common Stock to be received by such Affiliates of Nogatech pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Zoran Common Stock, consistent with the terms of the Affiliates Agreements.

    Section 6.11 NASDAQ QUOTATION. Zoran shall cause the shares of Zoran Common Stock to be issued in the Merger to be approved for quotation on the Nasdaq National Market, subject to official notice of issuance, prior to the Closing Date.

    Section 6.12  STOCK PLANS, OPTIONS, OTHER INCENTIVE AWARDS AND WARRANTS.

        (a) At the Effective Time, each outstanding Nogatech Option shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Nogatech Option, the same number of shares of Zoran Common Stock as the holder of such Nogatech Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded to the nearest whole number), at a price per share (rounded to the nearest whole cent) equal to (i) the aggregate exercise price for the shares of Nogatech Common Stock otherwise purchasable pursuant to such Nogatech Option divided by (ii) the number of full shares of Zoran Common Stock deemed purchasable pursuant to such Nogatech Option in accordance with the foregoing; PROVIDED, HOWEVER, that in the case of any Nogatech Options to which Section 422 of the Code applies ("incentive stock options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be determined in order to comply with
    Section 424(a) of the Code.

        (b) As soon as practicable after the Effective Time, Zoran shall deliver to the participants in the Nogatech Option Plans an appropriate notice setting forth such participants' rights pursuant thereto, and the grants pursuant thereto shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 6.12 after giving effect to the Merger). Zoran shall comply with the terms of the Nogatech Option Plans and ensure, to the extent required by, and subject to the provisions of each such plan, that Nogatech Options which qualified as incentive stock options prior to the Effective Time will continue to qualify as incentive stock options after the Effective Time.

        (c) Zoran shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Zoran Common Stock for delivery upon the exercise of the Nogatech Options assumed in accordance with this
    Section 6.12. As soon as practicable after the Effective Time, and not more than ten (10) business days thereafter, Zoran shall file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Zoran Common Stock subject to the Nogatech Options assumed pursuant to this Section 6.12 and shall use its reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Nogatech Options remain outstanding. With respect to those individuals, if any, who subsequent to the Merger will be subject to the reporting requirements under
    Section 16(a) of the Exchange Act, where applicable, Zoran shall administer Nogatech Options assumed pursuant to this Section 6.12 in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent the Nogatech Option Plans complied with such rule prior to the Merger.

        (d) Nogatech shall take such action as is necessary to (i) terminate the Nogatech Purchase Plan as of the Effective Time and (ii) cause the ending date of the then current Purchase Periods under the Nogatech Purchase Plan (as such term is defined therein) to be the last trading day on which the Nogatech Common Stock is traded on the Nasdaq National Market immediately prior to the Effective Time (the "Final Nogatech Purchase Date"); provided, that, such change in the

    Purchase Periods shall be conditioned upon the consummation of the Merger. On the Final Nogatech Purchase Date, Nogatech shall apply the funds credited as of such date under the Nogatech Purchase Plan within each participant's payroll withholding account to the purchase of whole shares of Nogatech Common Stock in accordance with the terms of the Nogatech Purchase Plan, which shares shall be treated in the manner described in Section 2.1(c).

        (e) Employees of Nogatech as of the Effective Time shall be permitted to participate in the Zoran Purchase Plan commencing on the first enrollment date of such plan following the Effective Time, subject to the eligibility provisions of such plan (with employees receiving credit, for purposes of such eligibility provisions, for service with Nogatech or Zoran).

        (f) Zoran currently intends, following the Effective Time, to maintain Nogatech's business operations and facilities (including its research and development operations) in Israel and to continue to employ Nogatech's employees.

        (g) Zoran shall, and shall cause the Surviving Corporation and its Subsidiaries to, provide employees of the Surviving Corporation and its Subsidiaries with benefits, including 401(k), deferred compensation, health and welfare and paid-time off benefits, which are no less favorable in the aggregate than those generally provided by Zoran to its U.S. employees.

        (h) Except to the extent necessary to avoid duplication of benefits, to the extent that any employee of Nogatech or any of Nogatech's Subsidiaries becomes eligible to participate in any employee benefit plan of Zoran after the Effective Time, Zoran, the Surviving Corporation and their Subsidiaries, shall credit such employee's service with Nogatech or its Subsidiaries for purposes of determining such employee's eligibility to participate in and vesting under, and for purposes of calculating the benefits under, such employee benefit plan. Zoran, the Surviving Corporation and their Subsidiaries will (i) waive all limitations as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to any employee of Nogatech or any of Nogatech's Subsidiaries under any welfare plan that such employees may be eligible to participate in after the Effective Time, to the extent permitted by such plan, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for such employees immediately prior to the Effective Time, and (ii) provide each such employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plan that such employees are eligible to participate in after the Effective Time, to the extent permitted by such plan.

    Section 6.13 BROKERS OR FINDERS. Each of Zoran and Nogatech represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except W.R. Hambrecht & Co., whose fees and expenses will be paid by Nogatech in accordance with Nogatech's agreement with such firm (a copy of which has been delivered by Nogatech to Zoran prior to the date of this Agreement), and C.E. Unterberg, Towbin, whose fees and expenses will be paid by Zoran in accordance with Zoran's agreement with such firm (a copy of which has been delivered by Zoran to Nogatech prior to the date of this Agreement), and each of Zoran and Nogatech agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its Affiliate.

    Section 6.14  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        (a) From and after the Effective Time, Zoran and the Surviving Corporation shall, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, an officer, director or employee of Nogatech or any of its Subsidiaries (the "Indemnified Parties") against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of Nogatech or any of its Subsidiaries, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities") including, without limitation, all losses, claims, damages, costs, expenses, liabilities or judgments based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby. Any Indemnified Party wishing to claim indemnification under this Section 6.14, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Nogatech, Zoran or the Surviving Corporation (but the failure so to notify an Indemnifying Party shall not relieve it from any liability which it may have under this
    Section 6.14 except to the extent such failure prejudices such party), and shall deliver to Nogatech (or after the Effective Time, Zoran and the Surviving Corporation) the undertaking contemplated by Section 145(e) of the DGCL. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

        (b) From and after the Effective Time, the Surviving Corporation and Zoran will fulfill and honor in all respects the obligations of Nogatech pursuant to Nogatech's Bylaws, as in effect as of the date hereof and any indemnification agreement between Nogatech and any of Nogatech's directors and officers existing and in force as of the date of this Agreement and filed as an exhibit to the Nogatech SEC Reports.

        (c) Zoran shall maintain, or shall cause the Surviving Corporation to maintain, in effect a policy or policies of directors and officers liability insurance with coverage substantially comparable to policies in force as of the date of this Agreement (copies of which have been provided to Zoran) covering the directors and officers of Nogatech as of the date of this Agreement for a period of not less than six years following the Effective Time; PROVIDED, HOWEVER, that should such comparable coverage be unavailable for aggregate premiums of less than 150% of the annual premiums currently being paid by Nogatech for such insurance, Zoran and/or the Surviving Corporation shall only be required to obtain such lesser coverage as may be obtained for such amount.

        (d) The provisions of this Section 6.14 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and representatives, and may not be amended, altered or repealed without the written consent of any affected Indemnified Party.

    Section 6.15 ADDITIONAL AGREEMENTS; REASONABLE EFFORTS. Subject to the terms and conditions of this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the appropriate vote of stockholders of Nogatech described in Section 6.6, including cooperating fully with the other party, including by provision of information and making all necessary filings under the HSR Act. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Constituent Corporations, the proper officers and directors of each party to this Agreement shall take all such necessary action.

    Section 6.16 EMPLOYMENT AND NONCOMPETE AGREEMENTS. Zoran and Nogatech shall each use its reasonable efforts to cause the key employees of Nogatech identified by Zoran to accept continued employment by the surviving Corporation on terms reasonably acceptable to Zoran.

                                  ARTICLE VII
                              CONDITIONS TO MERGER

    Section 7.1  CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE
MERGER. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

        (a) This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Nogatech Common Stock entitled to vote thereon.

        (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

        (c) Other than the filing provided for by Section 1.1, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity the absence or nonoccurrence of which would be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries or Nogatech and its Subsidiaries, in each case taken as a whole, shall have been filed, occurred or been obtained.

        (d) The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

        (e) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting Zoran's conduct or operation of the business of Zoran or Nogatech after the Merger shall have been issued, nor shall any proceeding brought by a domestic administrative agency or commission or other domestic Governmental Entity, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal.

        (f) The shares of Zoran Common Stock to be issued in the Merger shall have been approved for quotation on the Nasdaq National Market.

    Section 7.2 ADDITIONAL CONDITIONS TO OBLIGATIONS OF ZORAN AND SUB. The obligations of Zoran and Sub to effect the Merger are subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Zoran and Sub:

        (a) The representations and warranties of Nogatech set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for (i) changes contemplated by this Agreement and (ii) where the failure to be true and correct would not be reasonably likely to have a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole, or a material adverse effect upon the consummation of the transactions contemplated hereby; and Zoran shall have received a certificate signed on behalf of Nogatech by the chief executive officer and the chief financial officer of Nogatech to such effect. For purposes of determining the accuracy of the representations and warranties set forth in Section 3.6 as of the Closing Date, (i) any inaccuracy that primarily results from or relates to general business, economic or industry conditions shall be disregarded,
    (ii) any inaccuracy that directly or indirectly results from or relates to the announcement or pendency of the Merger or any of the other transactions contemplated by this Agreement shall be disregarded,
    (iii) any inaccuracy that directly or indirectly results from or relates to the taking of any action contemplated or permitted by this Agreement shall be disregarded, and (iv) neither Nogatech's failure to achieve operating results predicted by financial analysts or by Nogatech, nor reductions in the trading price of Nogatech Common Stock, occurring at any time or from time to time between the date hereof and the Effective Time, shall be deemed to be an event or occurrence having a Material Adverse Effect on Nogatech and its Subsidiaries, taken as a whole.

        (b) Nogatech shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date; and Zoran shall have received a certificate signed on behalf of Nogatech by the chief executive officer and the chief financial officer of Nogatech to such effect.

        (c) Zoran shall have received a written opinion from Gray Cary, counsel to Zoran, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Gray Cary may rely on the officers' certificates provided by Nogatech, Zoran and Sub pursuant to
    Section 6.9.

        (d) Zoran shall have received all permits and other authorizations required under applicable state blue sky laws for the issuance of shares of Zoran Common Stock pursuant to the Merger.

    Section 7.3 ADDITIONAL CONDITIONS TO OBLIGATIONS OF NOGATECH. The obligation of Nogatech to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived, in writing, exclusively by Nogatech:

        (a) The representations and warranties of Zoran and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for (i) changes contemplated by this Agreement and
    (ii) where the failure to be true and correct would not be reasonably likely to have a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole, or a material adverse effect upon the consummation of the transactions contemplated hereby; and Nogatech shall have received a certificate signed on behalf of Zoran by the chief executive officer and the chief financial officer of Zoran to such effect. For purposes of determining the accuracy of the representative and warranties set forth in Section 4.6,
    (i) any inaccuracy that primarily results from or relates to general business, economic or industry conditions shall be disregarded, (ii) any inaccuracy that directly or indirectly results from or relates to the announcement or pendency of the Merger or any of the other transactions contemplated by this Agreement shall be disregarded, (iii) any inaccuracy that directly or indirectly results from or relates to the taking of any action contemplated or permitted by this Agreement shall be disregarded, and
    (iv) neither Zoran's failure to achieve operating results predicted by financial analysts or by Zoran, nor reductions in the trading price of Zoran Common Stock, occurring at any time or from time to time between the date hereof and the Effective Time, shall be deemed to be an event or occurrence having a Material Adverse Effect on Zoran and its Subsidiaries, taken as a whole.

        (b) Zoran and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date; and Nogatech shall have received a certificate signed on behalf of Zoran by the chief executive officer and the chief financial officer of Zoran to such effect.

        (c) Nogatech shall have received the opinion of Skadden Arps, counsel to Nogatech, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Skadden Arps may rely on the officers' certificates provided by Nogatech, Zoran and Sub pursuant to
    Section 6.9.

        (d) The Israeli Tax Commission shall have issued a ruling that Israeli holders of Nogatech Common Stock and options to acquire Nogatech Common Stock shall be permitted to defer, and shall not be required to pay currently, Israeli capital gains tax with respect to the transactions contemplated hereby.

                                  ARTICLE VIII
                           TERMINATION AND AMENDMENT

    Section 8.1 TERMINATION. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 8.1(b) through 8.1(f), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Merger by the stockholders of Nogatech:

        (a) by the mutual written consent of Zoran and Nogatech;

        (b) by either Zoran or Nogatech if the Merger shall not have been consummated by February 28, 2001; provided, however that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

        (c) by either Zoran or Nogatech if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, except, if the party relying on such order, decree or ruling or other action has failed to comply in any material respect with its obligations under
    Section 6.7 of this Agreement;

        (d) by Zoran if, at the Nogatech Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Nogatech in favor of this Agreement and the Merger shall not have been obtained;

        (e) by Zoran, if (i) the Board of Directors of Nogatech shall have withdrawn or modified its recommendation of this Agreement or the Merger in a manner adverse to Zoran or shall have resolved or publicly announced or disclosed to any third party its intention to do any of the foregoing;
    (ii) an Alternative Transaction (as defined in Section 8.3(d)) shall have been consummated or the Board of Directors of Nogatech shall have recommended to the stockholders of Nogatech an Alternative Transaction or shall have resolved or publicly announced its intention to recommend or engage in such an Alternative Transaction; or (iii) a tender offer or exchange offer for more than 50% of the outstanding shares of Nogatech Common Stock is commenced (other than by Zoran or an Affiliate of Zoran) and the Board of Directors of Nogatech shall have (A) recommended that the stockholders of Nogatech tender their shares in such tender or exchange offer or (B) resolved or publicly announced its intention to take no position with respect to such tender or exchange offer; or

        (f) by Zoran or Nogatech, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Sections 7.2(a) or (b) (in the case of termination by Zoran) or 7.3(a) or (b) (in the case of termination by Nogatech) not to be satisfied and (ii) shall not have been cured within ten (10) business days following receipt by the breaching party of written notice of such breach from the other party.

    Section 8.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 8.1, there shall be no liability or obligation on the part of Zoran, Nogatech, Sub or their respective officers, directors, stockholders or Affiliates, except as set forth in Section 8.3 and further except to the extent that such termination results from the willful breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided that, the provisions of Sections 6.14 and 8.3 of this Agreement and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

    Section 8.3  FEES AND EXPENSES.

        (a) Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Zoran and Nogatech shall share equally all fees and expenses, other than attorneys' fees, incurred in connection with the printing and filing of the Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto.

        (b) If this Agreement is terminated by Zoran pursuant to Section 8.1(e), Nogatech shall pay to Zoran a termination fee of $3,000,000 in cash, within one business day after such termination.

        (c) If (i) this Agreement is (A) terminated by Zoran pursuant to Section 8.1(e), or (B) terminated by Zoran pursuant to Section 8.1(d), and at the time of the Nogatech Stockholders' meeting (including any adjournment thereof) there is pending a publicly announced offer or proposal to effect an Alternative Transaction, and (ii) within 12 months following such termination, any Alternative Transaction is consummated, Nogatech shall pay to Zoran a termination fee of $3,000,000, in addition to any amount previously paid pursuant to Section 8.3(b), at or prior to the consummation of such Alternative Transaction.

        (d) As used in this Agreement, an "Alternative Transaction" means (i) a transaction or series of transactions pursuant to which any person or group (as such term is defined under the Exchange Act) other tan Zoran or Sub or any Affiliate thereof, (a "Third Party") acquires or would acquire (upon completion of such transaction or series of transactions) shares (or securities exercisable for or convertible into shares) representing more than 50% of the outstanding shares of Nogatech Common Stock, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger, consolidation or share exchange involving Nogatech if, upon consummation of such merger, consolidation or share exchange such Third Party owns or would own more than 50% of the outstanding equity securities of Nogatech or the entity surviving such merger or resulting from such consolidation (where Nogatech either disappears into such entity in such merger or consolidation or becomes a direct or indirect Subsidiary of such entity), or (iii) any other transaction or series of transactions pursuant to which any third party acquires or would acquire (upon completion of such transaction or series of transaction) control of assets of Nogatech and its Subsidiaries (including, for this purpose, outstanding equity securities of Subsidiaries of such party) having a fair market value equal to more than 50% of the fair market value of all the consolidated assets of Nogatech and its Subsidiaries immediately prior to such transaction or series of transactions.

        (e) Nogatech shall not be required to pay any termination fee pursuant to Sections 8.3(b) or 8.3(c) if, immediately prior to the termination of this Agreement, Zoran was in material breach of its obligations under this Agreement.

        (f) If Nogatech fails to promptly pay to Zoran any termination fee payable by it under Sections 8.3(b) or 8.3(c), Nogatech shall pay the costs and expenses (including reasonable attorneys' fees) incurred by Zoran in connection with any action taken to collect such termination fee.

    Section 8.4 AMENDMENT. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Nogatech, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    Section 8.5 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE IX
                                 MISCELLANEOUS

    Section 9.1  NONSURVIVAL OF REPRESENTATIONS, WARRANTIES AND
AGREEMENTS. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and the Effective Time, except for the agreements contained in Sections 1.3, 1.4, 2.1, 2.2, 2.3, 6.12, 6.14, 6.15, the last sentence of
Section 8.4 and Article IX, and the agreements of the Affiliates of Nogatech delivered pursuant to Section 6.10. The Confidentiality Agreement shall survive the execution and delivery of this Agreement.

    Section 9.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to Zoran or Sub, to

           Zoran Corporation
           3112 Scott Boulevard
           Santa Clara, CA 95054
           Attention:  President
           Facsimile No.:  (408) 919-4122

           with a copy to:

           Gray Cary Ware & Freidenrich LLP
           400 Hamilton Avenue
           Palo Alto, California 94301
           Attention:  Dennis C. Sullivan, Esq.
           Facsimile No:  (650) 327-3699

        (b) if to Nogatech, to

           Nogatech, Inc.
           5201 Great America Parkway
           Santa Clara, CA 95054
           Attention:  President
           Facsimile No:  (408) 562-6209
           with a copy to:

           Skadden, Arps, Slate, Meagher & Flom LLP
           Four Times Square
           New York, New York 10036-6522
           Attention:  David Fox, Esq.
           Facsimile No.:  (212) 735-2000

    Section 9.3  INTERPRETATION.

        (a) For purposes of this Agreement:

           (i) When reference is made to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated;

           (ii) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation;"

          (iii) The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available;

           (iv) The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 16, 2000;

           (v) Any reference to a party's "knowledge" means such party's actual knowledge after reasonable inquiry of its directors, officers, and other management level employees reasonably believed to have knowledge of such matters;

           (vi) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof shall not be construed for or against any party.

    Section 9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    Section 9.5 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.14, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

    Section 9.6 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, U.S.A. without regard to any applicable conflicts of law, except that the DGCL shall, to the extent applicable, govern the procedures to be taken hereunder to effect the Merger.

    Section 9.7 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

    IN WITNESS WHEREOF, Zoran, Sub and Nogatech have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

NOGATECH, INC.                                        ZORAN CORPORATION

                  /s/ YARON GARMAZI                                     /s/ LEVY GERZBERG
By:                                                   By:
        ------------------------------------                  ------------------------------------
               CHIEF FINANCIAL OFFICER                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
Title:                                                Title:

                                                      ZOOM ACQUISITION CORPORATION

                                                                       /s/ KARL SCHNEIDER
                                                      By:
                                                              ------------------------------------
                                                                     CHIEF FINANCIAL OFFICER
                                                      Title:

                                    ANNEX B

                                VOTING AGREEMENT

    THIS VOTING AGREEMENT is made and entered into as of August 23, 2000 by and between Zoran Corporation, a Delaware corporation (the "Company"), and the undersigned stockholder (the "Stockholder") of Nogatech, Inc., a Delaware corporation ("Nogatech").

                                    RECITALS

    A. Concurrently with the execution of this Agreement, the Company, Nogatech and Zoom Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), have entered into an Agreement and Plan of Merger dated as of August 23, 2000 (the "Merger Agreement"), providing for the merger of Sub with and into Nogatech (the "Merger") pursuant to which Nogatech will become a wholly-owned subsidiary of the Company;

    B. The Stockholder is the beneficial holder of record of the number of shares of the outstanding Common Stock of Nogatech as is indicated on the final page of this Agreement (the "Shares");

    C. In connection with the Merger, the Company will acquire the Stockholder's entire equity interest in Nogatech and the Stockholder will receive in exchange an equity interest in the Company; and

    D. In consideration of and to induce the execution of the Merger Agreement by the Company, the Stockholder agrees not to sell or otherwise dispose of any shares of Nogatech stock held by the Stockholder and to vote the Shares so as to facilitate consummation of the Merger as more fully described below.

    NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

    1. AGREEMENT TO RETAIN SHARES. The Stockholder agrees not to transfer, pledge, sell, exchange or offer to transfer or sell or otherwise dispose of or encumber any of the Shares at any time prior to the Expiration Date, as defined herein. The "Expiration Date" shall mean the earlier of (i) the date and time on which the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the date on which the Merger Agreement shall be terminated pursuant to Article VIII of the Merger Agreement.

    2. AGREEMENT TO VOTE SHARES. At any meeting of the Nogatech stockholders called with respect to any of the following, and at any adjournment thereof, and with respect to any written consent solicited with respect to any of the following, the Stockholder agrees to vote the Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter which would, or could reasonably be expected to, facilitate the Merger and (ii) against (A) approval of any proposal made in opposition to or competition with the Merger Agreement or the consummation of the Merger, (B) any merger, consolidation, sale of assets, reorganization or recapitalization involving Nogatech and any other party, (C) any liquidation, or winding up of Nogatech and (D) any other matter which would, or could reasonably be expected to, prohibit or discourage the Merger (each of the foregoing is referred to as an "Opposing Proposal"). The Stockholder, as the holder of voting stock of Nogatech agrees to be present, in person or by proxy, at all such meetings of stockholders of Nogatech so that all Shares are counted for the purposes of determining the presence of a quorum at each such meeting. This Agreement is intended to bind the Stockholder only with respect to the specific matters set forth herein, and shall not prohibit the Stockholder from acting in accordance with his fiduciary duties as an officer or director of Nogatech.

    3. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to the Company a proxy in the form attached hereto as ANNEX A (the "Proxy"), which shall be irrevocable to the extent provided therein; provided that the Proxy shall be revoked upon termination of this Agreement in accordance with its terms.

    4. ADDITIONAL PURCHASES. For purposes of this Agreement, the term "Shares" shall include any shares of Nogatech capital stock which the Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date.

    5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDER. The Stockholder hereby represents, warrants and covenants to the Company the following:

        5.1 OWNERSHIP OF SHARES. Except as specifically described on ANNEX B to this Agreement, the Stockholder (i) is the record holder and beneficial owner of the Shares, which at the date hereof are, and at all times until the Expiration Date will be, free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of stock of Nogatech other than the Shares and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

        5.2 VALIDITY; NO CONFLICT. This Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Stockholder.

        5.3 NO VOTING TRUSTS AND AGREEMENTS. Between the date of this Agreement and the Expiration Date, the Stockholder will not, and will not permit any entity under the Stockholder's control to, deposit any shares of Nogatech capital stock held by the Stockholder or such entity in a voting trust or subject any shares of Nogatech capital stock held by the Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with the Company.

        5.4 NO PROXY SOLICITATIONS. Between the date hereof and the Expiration Date, the Stockholder will not, and will not permit any entity under the Stockholder's control to, (a) solicit proxies or become a participant in a "solicitation" (as such term is defined in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action which would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (b) initiate a stockholders' vote or action by written consent of Nogatech stockholders or
    (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Nogatech with respect to an Opposing Proposal.

    6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants and covenants to the Stockholder as follows:

        6.1 DUE AUTHORIZATION. This Agreement has been authorized by all necessary corporate action on the part of the Company and has been duly executed by a duly authorized officer of the Company.

        6.2 VALIDITY; NO CONFLICT. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally and by general principles of equity. Neither the execution of this Agreement by the Company nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which the Company is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to the Company.

    7. ADDITIONAL DOCUMENTS. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company's legal counsel or the Stockholder, as the case may be, to carry out the intent of this Agreement.

    8. CONSENT AND WAIVER. The Stockholder hereby gives any consent and grants any waivers that are required for the consummation of the Merger under the terms of any agreement to which the Stockholder is a party or pursuant to any other rights the Stockholder may have.

    9.  MISCELLANEOUS.

        9.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        9.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

        9.3 AMENDMENTS AND MODIFICATIONS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        9.4 SPECIFIC PERFORMANCE: INJUNCTIVE RELIEF. The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to the Company upon such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

        9.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                           If to the Company:  Zoran Corporation
                                           3112 Scott Boulevard
                                           Santa Clara, CA 95054
                                           Attn:  Chief Executive Officer
                                           Facsimile No.: (408) 919-4122
                                           Telephone No.: (408) 919-4111

                           If to Stockholder:   To the address for notice set
                           forth
                                           on the last page hereof.

                           With a copy to:     Nogatech, Inc.
                           5201 Great America Parkway
                                           Santa Clara, CA 95054
                                           Attn:  Chief Executive Officer
                                           Facsimile No.: (408) 562-6209
                                           Telephone No.: (408) 562-6200

    or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

        9.6 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

        9.7 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

        9.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

        9.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

        9.10 TERMINATION. Notwithstanding anything else in this Agreement, this Agreement and the Proxy, and all obligations of the Stockholder under either of them, shall automatically terminate as of the Expiration Date.

               [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                          ZORAN CORPORATION

                                          By:
   -----------------------------------------------------------------------------
                                          Title:
     ---------------------------------------------------------------------------

                                          STOCKHOLDER

--------------------------------------------------------------------------------

                                          Stockholder's Address for Notice:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Shares beneficially owned:
                                                      shares of Common Stock

                      [Signature Page to Voting Agreement]

                                    ANNEX A

                               IRREVOCABLE PROXY

    The undersigned stockholder of Nogatech, Inc., a Delaware corporation ("Nogatech"), hereby irrevocably appoints and constitutes the members of the Board of Directors of Zoran Corporation, a Delaware corporation ("Zoran"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Nogatech beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows:

    The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Nogatech stockholders, and in every written consent in lieu of such a meeting, or otherwise,

        1. In favor of approval of the Merger (as defined in the Voting Agreement dated August 23, 2000 between Nogatech and Zoran, of (the "Voting Agreement")) and that certain Agreement and Plan of Merger dated as of August 23, 2000 by and among Zoran, Zoom Acquisition corporation, a Delaware corporation and a wholly-owned subsidiary of Zoran, and Nogatech, (the "Merger Agreement"), and any matter that could reasonably be expected to facilitate the Merger, and

        2. Against (i) approval of any proposal made in opposition to or competition with the Merger Agreement or the consummation of the Merger and the Merger Agreement, (ii) any merger, consolidation, sale of assets, reorganization or recapitalization involving Nogatech and any other party,
    (iii) any liquidation, or winding up of Nogatech and (iv) any other matter which would, or could reasonably be expected to, prohibit or discourage the Merger.

    The Proxyholders may not exercise this proxy on any other matter. The undersigned stockholder may vote the Shares on all such other matters.

    The proxy granted by the stockholder to the Proxyholders hereby is granted as of the date of this Agreement in order to secure the obligations of the stockholder set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Nogatech to be purchased and sold pursuant to the Merger Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

    Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, to the extent they conflict with the rights granted hereunder, are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

    Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Nogatech and with any Inspector of Elections at any meeting of the stockholders of Nogatech.

    This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: August 23, 2000

                                          Signature of Stockholder:

                                          Print name of Stockholder:

                                          Shares beneficially owned:

                                                      shares of Common Stock

August 23, 2000

                                                     PRIVILEGED AND CONFIDENTIAL

Board of Directors
Nogatech Inc.
5201 Great America Parkway
Santa Clara, CA 95054

Gentlemen:

    We understand that Nogatech Inc., a Delaware corporation ("Company"), Zoran Corporation, a Delaware corporation ("Parent") and Zoom Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Subsidiary"), propose to enter into an Agreement and Plan of Merger, a draft of which has been provided to us, dated August 23, 2000 (the "Agreement"), pursuant to which Subsidiary will be merged with and into the Company, which will be the surviving entity and which will become a wholly-owned subsidiary of Parent (the "Merger"). Pursuant to the Merger, as more fully described in the Agreement, we understand that each outstanding share of the common stock, $0.001 par value per share, of the Company ("Company Common Stock") will be converted into the right to receive
0.166 fully paid and nonassessable shares of Parent Common Stock ("Parent Common Stock"), subject to certain adjustments (the "Consideration"). The terms and conditions of the Merger are set forth in more detail in the Agreement.

    You have asked our opinion as investment bankers as to whether the Consideration to be received by the stockholders of the Company pursuant to the Merger is fair to such stockholders from a financial point of view, as of the date of the Agreement. As you are aware, we were not retained to nor did we advise the Company with respect to alternatives to the Merger or the Company's underlying decision to proceed with or effect the Merger. Further, we were not requested to nor did we solicit or assist the Company in soliciting indications of interest from third parties for all or any part of the Company.

    In connection with our opinion, we have, among other things: (i) reviewed publicly available financial and other data with respect to the Company and Parent, and certain other relevant financial and operating data relating to the Company and Parent made available to us from published sources; (ii) reviewed the financial terms and conditions of the Agreement in the form presented to the Company's Board of Directors; (iii) reviewed certain publicly available information concerning the trading of, and the trading market for, Company Common Stock and Parent Common Stock, (iv) compared the financial position and operating results of the Company and Parent with certain other public companies which we deemed to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent business combinations which we deemed to be comparable, in whole or in part, to the Merger; (vi) discussed with representatives of the management of the Company and Parent certain information of a business and financial nature regarding the Company and Parent, including the historical and current financial condition and operating results, as well as the future prospects, of the Company and Parent; (vii) made inquiries regarding and discussed the Merger and the Agreement and other matters related thereto with the Company's counsel; and (viii) performed such other analyses and examinations as we have deemed appropriate.

    In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for Company and Parent provided to us by their respective

Board of Directors
Nogatech Inc.
August 23, 2000
Page Two

managements, upon their advice and with your consent we have assumed for purposes of our opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of their respective managements at the time of preparation as to the future financial performance of Company and Parent and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in the Company's or Parent's assets, financial condition, results of operations, business or prospects since the respective dates of their last financial statements made available to us. We have relied on advice of counsel and independent accountants to the Company as to all legal and financial reporting matters with respect to the Company, the Merger and the Agreement. We have assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for reviewing any patent applications, technology license agreements, individual credit files, etc. or making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company or Parent, nor have we been furnished with any such appraisals. We are not experts in the evaluation of patents or copyrights and have assumed, with your consent, that patents and copyrights of each of the Company and Parent are valid and enforceable. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

    We have further assumed with your consent that the Merger will be consummated in accordance with the terms described in the Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder. We also have assumed that in the course of obtaining the necessary regulatory approvals for the Merger, no restrictions will be imposed that could have a material adverse effect on the contemplated benefits of the Merger.

    We have been retained solely for the purpose of advising you on the fairness, from a financial point of view, of the Merger and will receive a fee for our services. In the ordinary course of our business, we actively trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. We have also acted as an underwriter in connection with an offering of securities of the Company.

    Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received by the stockholders of the Company pursuant to the Merger was fair to such stockholders from a financial point of view, as of the date hereof.

    We are not expressing an opinion regarding the price at which the Parent Common Stock may trade at any future time. The Consideration to be received by the stockholders of the Company pursuant to the Merger is based upon a fixed exchange ratio and, accordingly, the market value of the Consideration may vary significantly.

    This opinion is directed to the Board of Directors of the Company in its consideration of the Merger and is not a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger. Further, this opinion addresses only the financial fairness of the Consideration to be received by the stockholders of the Company and does not address the relative merits of the

Board of Directors
Nogatech Inc.
August 23, 2000
Page Three

Merger and any alternatives to the Merger, the Company's underlying decision to proceed with or affect the Merger or any other aspect of the Merger. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in any proxy statement or prospectus filed with the Securities and Exchange Commission in connection with the Merger. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

                                          Very truly yours,

                                          W.R. HAMBRECHT+CO LLC

                                   APPENDIX B

                               ZORAN CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 18, 2000

TO THE STOCKHOLDERS:

    The Annual Meeting of Stockholders of Zoran Corporation, a Delaware corporation (the "Company"), will be held at the offices of the Company at 3112 Scott Boulevard, Santa Clara, California on July 18, 2000 at 2:00 p.m. for the following purposes:

    1.  To elect five (5) directors.

    2. To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 980,000 shares.

    3. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

    4. To approve an amendment to the Company's 1995 Outside Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

    5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the year ending December 31, 2000.

    6. To transact such other business as may properly come before the meeting, or any adjournment thereof.

    Stockholders of record at the close of business on June 2, 2000 shall be entitled to vote at the meeting.

                                          By order of the Board of Directors

                                          /s/ Dennis C. Sullivan

                                          DENNIS C. SULLIVAN
                                          Secretary

Santa Clara, California
June 26, 2000

IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               ZORAN CORPORATION
                              3112 SCOTT BOULEVARD
                         SANTA CLARA, CALIFORNIA 95054

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of Zoran Corporation, a Delaware corporation ("Zoran" or the "Company"), for use at the Annual Meeting of Stockholders to be held July 18, 2000 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company, 3112 Scott Boulevard, Santa Clara, California. The Company's principal executive offices are located at 3112 Scott Boulevard, Santa Clara, California. Its telephone number at that address is (408) 919-4111.

    These proxy solicitation materials were mailed on or about June 26, 2000 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE

    Stockholders of record at the close of business on June 2, 2000 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 14,143,954 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

    The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors. Each stockholder is entitled to one vote for each share of stock held by him or her on all matters.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to stockholders. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company has retained the services of MacKenzie Partners to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. MacKenzie Partners will receive a fee of approximately $8,000 and reimbursement of all reasonable out-of-pocket expenses. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    The Company's bylaws require advance notice of any stockholder proposals to be brought before a stockholders' meeting. Under the bylaws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder proposal to be presented at an annual meeting must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

    Accordingly, proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company no later than February 28, 2001. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission (the "SEC").

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. All of the nominees are currently directors of the Company.

    If elected, Management's nominees will serve as directors until the Company's next Annual Meeting of Stockholders and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable to serve for any reason, or if another vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as management may designate.

    If a quorum is present and voting, the five nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority (i.e., "broker non-votes") will be counted as present for purposes of determining if a quorum is present.

    The table below sets forth, for the current directors, certain information with respect to age and background. The nominees for election as director at the Annual Meeting are Messrs. Gerzberg, Galil, Meindl, Stabenow and Young.
Mr. Haber will not be standing for reelection.

NAME OF DIRECTOR          AGE                       PRINCIPAL OCCUPATION                   DIRECTOR SINCE
----------------        --------   ------------------------------------------------------  --------------
Levy Gerzberg........      55      President and Chief Executive Officer of the Company         1981

Uzia Galil...........      75      Chairman of the Board of Directors, Uzia Initiative          1983
                                   and Management, Ltd.

George T. Haber......      48      President and Chief Executive Officer, GigaPixel             1996
                                     Corporation

James D. Meindl......      67      Professor of Microelectronics, Georgia Institute of          1986
                                     Technology

Arthur B. Stabenow...      61      Private Investor                                             1990

Philip M. Young......      60      General Partner, U.S. Venture Partners                       1986

    LEVY GERZBERG was a co-founder of Zoran in 1981 and has served as our President and Chief Executive Officer since December 1988 and as a Director since 1981. Dr. Gerzberg also served as our President from 1981 to 1984 and as our Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

    UZIA GALIL has been a director of Zoran since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil currently serves as President and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with electronic commerce and medical information media, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic
Industries Ltd., an Israeli high technology holding company, where he also served as Chairman of the Board. From January 1981 until leaving Elron, Mr.Galil also served as Chairman of the Board of Directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the Boards of Directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a member of the Boards of Directors of Orobotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion.
Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, and an honorary doctorate from the Ben-Gurion University of the Negev in Israel. Mr. Galil is also a recipient of the Israel Prize.

    GEORGE T. HABER has been a director of Zoran since December 1996. Mr. Haber also served as our Executive Vice President from December 1996 to August 1997. Since August 1997, Mr. Haber has served as President and Chief Executive Officer of GigaPixel Corporation, a developer of 3-D graphics rendering systems.
Mr. Haber was a founder of CompCore Multimedia, Inc., a developer of multimedia software and semiconductor products, and served as its President, Chief Executive Officer, Chief Financial Officer and as a director from its founding in November 1993 until its acquisition by Zoran in December 1996. Prior to founding CompCore, Mr. Haber held engineering positions at

Toshiba/SGI from January 1993 to August 1993 and Sun Microsystems, Inc. from 1990 to January 1993. Mr. Haber holds a B.A. from the Technion.

    JAMES D. MEINDL has been a director of Zoran since March 1986. Dr. Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as Provost and Senior Vice President of Academic Affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and Digital Microwave.

    ARTHUR B. STABENOW has been a director of Zoran since November 19990.
Mr. Stabenow has been principally engaged as a private investor since
January 1999. From March 1986 to January 1999 Mr. Stabenow was employed as Chief Executive Officer of Micro Linear Corporation, a semiconductor company.
Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

    PHILIP M. YOUNG has been a director of Zoran since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of The Immune Response Corporation, Vical Incorporated and 3Dfx Interactive, Inc.

    Mr. Haber will not be standing for reelection at the annual meeting. At a meeting held on June 18, 2000, the Board of Directors approved a slate of nominees for reelection to the Board at the annual meeting in which, over Mr. Haber's objections, the Board omitted Mr. Haber as a nominee. The following day, Mr. Haber sent the following letter to the Board, which is included in this proxy statement at his request:

    "Dear Gentlemen.

    I would like to thank you for the amazing experience that being on ZORAN's BOD provided me.

    It is my believe that Levy is incapable to decently run a company like ZORAN and that it would be to the benefit of all the share holders to find another President & CEO.

    During my tenure I was the "Watch Dog" keeping an eye on Levy and I hope someone else will do that on the next Board.

    Given my position and the discussions we have had during our last Board Meeting I decided NOT to ask for my nomination for the next year.

    However I want my opinion to be included in the Minutes and in the PROXY statement to be sent out to the share holders.

    Wish you all good luck and all the best.

    Regards
    George"

The other members of the Board of Directors strongly disagree with the views expressed in Mr. Haber's letter and believe that Mr. Haber's comments were prompted by his exclusion from management's slate of nominees, rather than by any legitimate concerns regarding Dr. Gerzberg's qualifications. The other directors believe that Dr. Gerzberg has been and continues to be a very effective Chief Executive Officer and that Mr. Haber's inability or unwillingness to work effectively with Dr. Gerzberg has been detrimental to the effective management of the Company.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held five meetings during the year ended December 31, 1999. The Board of Directors has a Compensation Committee and an Audit Committee. The Board of

Directors has no standing nominating committee or committee performing similar functions. During the year ended December 31, 1999, no incumbent director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and (ii) all meetings of committees of the Board on which such director served.

    The Compensation Committee, which consists of Uzia Galil and Arthur B. Stabenow, is responsible for reviewing the performance of the officers of the Company and making recommendations to the Board concerning salaries and incentive compensation for such officers. The Compensation Committee held five meetings during the year ended December 31, 1999.

    The Audit Committee, which consists of Mr. Stabenow and James D. Meindl, is responsible for reviewing the Company's financial statements and significant audit and accounting practices with the Company's independent auditors and making recommendations to the Directors with respect thereto. The Audit Committee held three meetings during the year ended December 31, 1999.

                        PRINCIPAL STOCKHOLDERS AND SHARE
                            OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock, as of March 31, 2000, by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;
(ii) each executive officer named in the tables set forth under "Executive Compensation"; (iii) each director; and (iv) all executive officers and directors as a group:

                                                                 NUMBER OF SHARES
                      BENEFICIAL OWNER                        BENEFICIALLY OWNED (1)   PERCENT (1)
                      ----------------                        ----------------------   -----------
Elron Electronic Industries Ltd.............................           713,965             5.1%
  Advanced Technology Center
  P.O. Box 1513
  Haifa 31015, Israel

Levy Gerzberg, Ph.D. (2)....................................           412,832             2.9%

Isaac Shenberg, Ph.D. (3)...................................            95,020               *

Aharon Aharon (4)...........................................            89,533               *

Karl Schneider (5)..........................................            52,990               *

Paul R. Goldberg (6)........................................            47,868               *

Uzia Galil (7)..............................................            50,649               *

James D. Meindl, Ph.D. (8)..................................            40,547               *

Philip M. Young (9).........................................            40,495               *

Arthur B. Stabenow (10).....................................            29,781               *

George T. Haber (11)........................................            14,800               *

All directors and executive officers as a group (14 persons)         1,063,657             7.6%
  (12)......................................................

------------------------

   * Represents less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after March 31, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Stock Option Plan are fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Includes 351,323 shares subject to stock options that are currently exercisable.

 (3) Includes 93,785 shares subject to stock options that are currently exercisable.

 (4) Includes 88,500 shares subject to stock options that are currently exercisable.

 (5) Includes 51,800 shares subject to stock options that are currently exercisable.

 (6) Includes 46,250 shares subject to stock options that are currently exercisable.

 (7) Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes 34,400 shares subject to stock options that are currently exercisable.

 (8) Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes 34,400 shares subject to stock options that are currently exercisable.

 (9) Includes 35,666 shares subject to stock options that are currently exercisable.

 (10) Includes 14,400 shares subject to stock options that are currently exercisable.

 (11) Includes 943,111 shares subject to stock options that are currently exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under
Section 16(a).

    To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 1999, except that Dr. Gerzberg and Ron Richter, the Company's former Vice President, Worldwide Sales, each filed a late report with respect to one transaction.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information concerning the compensation received for services rendered to the Company during the years ended
December 31, 1997, 1998 and 1999 by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                       ANNUAL COMPENSATION      OPTIONS
                                                      ---------------------     GRANTED       ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR     SALARY (1)    BONUS       (SHARES)     COMPENSATION
---------------------------                --------   ----------   --------   ------------   ------------
Levy Gerzberg, Ph.D......................    1999      $300,011    $225,000       55,000        $   237(2)
  President and Chief                        1998      $294,270          --      231,666        $   154(2)
  Executive Officer                          1997      $270,095    $100,000       75,000        $   538(2)

Paul R. Goldberg.........................    1999      $159,723    $ 24,000       15,000        $   157(2)
  Vice President, Audio Products             1998      $149,209          --       55,000        $   120(2)
  and Intellectual Properties                1997      $136,166    $ 58,750       10,000        $   518(2)

Isaac Shenberg, Ph.D.....................    1999      $155,167    $ 55,000       20,000        $36,117(3)
  Senior Vice President, Business            1998      $152,574          --       55,000        $24,430(3)
  and Strategic Development                  1997      $120,542    $ 50,000       40,000        $44,169(3)

Aharon Aharon(4).........................    1999      $205,584    $ 72,000       30,000        $28,238(2)(3)
  Senior Vice President and                  1998      $161,582          --      110,000        $28,652(3)
  Chief Operating Officer                    1997      $122,653    $ 45,000       60,000        $34,053(3)

Karl Schneider(5)........................    1999      $158,653    $ 50,000       15,000        $   153(2)
  Vice President, Finance and                1998      $122,152          --       50,000        $   125(2)
  Chief Financial Officer

------------------------

(1) Includes amounts (if any) deferred under the Company's 401(k) Plan.

(2) Represents premiums paid by the Company with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Goldberg, Aharon and Schneider.

(3) Consists of (i) premiums paid by the Company under an insurance policy that covers certain severance and other benefits that may be payable to the Named Executive Officer and (ii) contributions by the Company toward a continuing education fund for his benefit. The Company paid insurance premiums for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of 24,507, and 24,695, in 1999 respectively, $21,080 and $25,300, respectively, in 1998 and $19,086 and $17,580, respectively, in 1997. In addition, the Company made continuing education contributions for the benefit of Dr. Shenberg and Mr. Aharon in the amounts of 11,610 and 3,373, respectively, in 1999, $3,350 and $3,352, respectively, in 1998 and $9,041 and $9,200, respectively, in 1997.

(4) Mr. Aharon joined the Company as an officer in February 1997.

(5) Mr. Schneider joined the Company as an employee in January 1998 and became an executive officer in July 1998. The reported compensation for 1998 includes compensation earned by Mr. Schneider during the full fiscal year.

OPTION GRANTS

    The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1999 to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS IN FISCAL 1999
                                  -----------------------------------------------   POTENTIAL REALIZABLE VALUE
                                               % OF TOTAL                             AT ASSUMED ANNUAL RATES
                                  NUMBER OF     OPTIONS                                   OF STOCK PRICE
                                  SECURITIES   GRANTED TO                                APPRECIATION FOR
                                  UNDERLYING   EMPLOYEES    EXERCISE                      OPTION TERM(1)
                                   OPTIONS     IN FISCAL    OR BASE    EXPIRATION   ---------------------------
NAME                               GRANTED      YEAR(2)     PRICE(3)      DATE          5%             10%
----                              ----------   ----------   --------   ----------   -----------   -------------
Levy Gerzberg, Ph.D.............    55,000(4)      7.9%     $20.375      8/4/09      $704,755      $1,785,988
Paul R. Goldberg................    15,000(4)      2.1%     $20.375      8/4/09      $192,206      $  487,087
Isaac Shenberg, Ph.D............    20,000(4)      2.9%     $20.375      8/4/09      $256,274      $  649,450
Aharon Aharon...................    30,000(4)      4.3%     $20.375      8/4/09      $384,412      $  974,175
Karl Schneider..................    15,000(4)      2.1%     $20.375      8/4/09      $192,206      $  487,087

------------------------

(1) Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent the Company's estimate or projection of future Common Stock prices. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company, overall market conditions and the optionees' continued employment through the vesting period. The amounts reflected in this table may not be achieved.

(2) The Company granted options to purchase an aggregate of 698,803 shares of Common Stock during the year.

(3) All options were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

(4) The option is fully exercisable from the date of grant, subject to the Company's right to repurchase any unvested shares at the original purchase price upon the optionee's termination as an employee. The shares vests in 48 equal monthly installments from the date of grant.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table sets forth information concerning the stock options held as of December 31, 1999 by the Named Executive Officers:

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           SHARES UNDERLYING               VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT          IN-THE-MONEY OPTIONS AT
                            SHARES                         DECEMBER 31, 1999               DECEMBER 31, 1999(1)
                          ACQUIRED ON     VALUE      ------------------------------   ------------------------------
NAME                       EXERCISE      REALIZED    EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE(2)   UNEXERCISABLE
----                      -----------   ----------   --------------   -------------   --------------   -------------
Levy Gerzberg..........     145,000     $3,650,850       361,323              --       $17,635,838             --
Paul R. Goldberg.......      10,312     $  156,882        56,250              --         2,585,287             --
Isaac Shenberg.........      27,000     $  806,638        95,785              --         4,602,696             --
Aharon Aharon..........      33,500     $  693,694       106,500              --         4,871,715             --
Karl Schneider.........       8,000     $  206,032        57,000              --         2,622,695             --

------------------------

(1) Based on the closing price of $55.75, as reported on the Nasdaq National Market on December 31, 1999, less the exercise price.

(2) All options are fully exercisable, subject to the Company's right to repurchase any unvested shares at the original exercise price in the event of the optionee's termination. Options (or shares issued upon exercise thereof) vest over a period of four years from the date of grant.

COMPENSATION OF DIRECTORS

    Directors receive quarterly fees of $3,000 as compensation for their services as members of the Board of Directors. In addition, directors receive fees of $500 for each Board or committee meeting attended.

    The Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of the Company is automatically granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (an "Initial Option") on the date on which such person first becomes a non-employee director of the Company. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 4,800 shares of Common Stock (an "Annual Option") if, on such date, he has served on the Board of Directors for at least six months. The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

    The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary, bonuses and stock options to meet these goals.

FORMS OF COMPENSATION

    The Company provides its executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

    BASE SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

    BONUSES. It is the policy of the Company that a substantial component of each officer's potential annual compensation take the form of a performance-based bonus. Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

    LONG-TERM INCENTIVES. Longer term incentives are provided through the 1993 Stock Option Plan, which rewards executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the price of the Common Stock increases over the exercise price.

1999 COMPENSATION

    Compensation for the Chief Executive Officer and other executive officers for 1999 was set according to the Company's established compensation policy described above. At the end of fiscal 1999, the Company paid bonuses to the Company's executive officers, including a cash bonus of $225,000 to Dr. Gerzberg. These payments were based upon the Company's successes in 1999 in the execution of its operating and strategic plan, including substantial growth in revenue and operating income, the individual executives' contributions to these successes and the overall performance of the Company and the individual officers' performance with respect to certain specific operational and strategic objectives.

                                          Uzia Galil
                                          Arthur B. Stabenow

                               PERFORMANCE GRAPH

    Set forth below is a graph indicating cumulative total return at December 31, 1996, 1997, 1998 and 1999 on $100 invested, alternatively, in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 15, 1995 (the date of the Company's initial public offering).

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                               ZORAN CORPORATION

                                    [GRAPH]

                                 PROPOSAL NO. 2
                      AMENDMENT TO 1993 STOCK OPTION PLAN

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1993 Stock Option Plan (the "Employee Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 980,000 shares.

    Management believes that the availability of additional options to purchase Common Stock is necessary to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The proposed increase in the share reserve under the Employee Option Plan is necessitated by the Company's anticipated future growth and need to provide additional long-term performance incentives to current employees.

    As of March 31, 2000, 122,000 shares remained available for future option grants under the Employee Option Plan, a number that the Board of Directors has determined to be insufficient to meet the Company's anticipated needs. In order to provide an adequate reserve of shares to permit the Company to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Employee Option Plan by 980,000 shares.

    The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in the Company's industry is intense, management believes that to successfully attract the best candidates, the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board of Directors further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued growth and profitability. The proposed amendment is intended to ensure that the Employee Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

SUMMARY OF THE 1993 STOCK OPTION PLAN, AS AMENDED

    The following summary of the Employee Option Plan is qualified in its entirety by the specific language of the Employee Option Plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the Employee Option Plan is set forth under "Executive Compensation."

    PURPOSE

    The purposes of the Employee Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of the Company and its subsidiaries to promote the success of the Company's business. The Employee Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code and nonstatutory stock options.

    SHARES SUBJECT TO EMPLOYEE OPTION PLAN

    The stockholders have previously authorized the issuance of a maximum of 2,940,000 shares under the Employee Option Plan. The Board of Directors has amended the Employee Option Plan, subject to stockholder approval, to authorize an additional 980,000 shares for issuance upon the exercise of options granted under the Employee Option Plan, for an aggregate maximum of 3,920,000 shares. Furthermore, the Employee Option Plan imposes a limit (the "Grant Limit") under which no employee of the Company or any subsidiary may be granted in any fiscal year options to purchase more than 500,000 shares in the aggregate. Appropriate adjustments will be made to the shares subject to the Employee Option Plan, to the ISO Share Limit and to the Grant Limit and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option under the Employee Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Employee Option Plan and become available for future grant. As of March 31, 2000, options for 1,670,685 shares were outstanding at a weighted average exercise price of $12.49 per share and options for 890,921 shares had been exercised. The closing price of the Common Stock as reported on The Nasdaq National Market on March 31, 2000 was $56.31 per share.

    ADMINISTRATION

    The Employee Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. For purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Employee Option Plan. Subject to the provisions of the Employee Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to the Company for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the Employee Option Plan.

    The Board may amend, modify, extend, renew, or grant a new option in substitution for, any option, waive any restrictions or conditions applicable to any option or any shares acquired thereunder, and accelerate, continue, extend, or defer the exercisability of any option or the vesting of any shares acquired under the Employee Option Plan. Notwithstanding the foregoing, in June 2000, the Board of Directors amended the Employee Option Plan to provide that no option may be repriced without stockholder approval. The Board is authorized to interpret the Employee Option Plan and options granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Employee Option Plan or any option.

    ELIGIBILITY

    The Employee Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors (other than directors serving on the Compensation Committee) and consultants of the Company and its majority-owned subsidiaries. As of March 31, 2000, the Company had approximately 167 employees, including eight executive officers and four non-employee directors eligible to participate in the Employee Option Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The Board determines when options granted under the Employee Option Plan may be exercisable. In general, an option granted under the Employee Option Plan is immediately exercisable, subject to the Company's right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the Company. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the Board and permitted by the Delaware General Corporation Law, including surrender of shares of the Company's Common Stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    EXERCISE PRICE. The exercise price of options granted under the Employee Option Plan is determined by the Board and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the Employee Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the Board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the Employee Option Plan expire on the date specified in the option agreement, but in no event shall the term of an incentive stock option exceed 10 years. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Employee Option Plan as may be determined by the Board.

    ADJUSTMENTS UPON MERGER OR DISSOLUTION

    Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options shall terminate if they are not exercised.

    AMENDMENT AND TERMINATION OF THE EMPLOYEE OPTION PLAN

    The Board of Directors may amend the Employee Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares for which options may be granted or changes the standards of eligibility. However, no such action by the Board of Directors or stockholders may alter or impair any option previously granted under the Employee Option Plan. In any event, the Employee Option Plan will terminate in July 2003.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE EMPLOYEE OPTION PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Employee Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    INCENTIVE STOCK OPTIONS

    An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the share, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

    The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    NONSTATUTORY STOCK OPTIONS

    Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are nor subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

OPTIONS GRANTED TO CERTAIN PERSONS

    During the year ended December 31, 1999: (i) Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Schneider were granted options to purchase 55,000 shares, 15,000 shares, 20,000 shares, 30,000 shares and 15,000 shares, respectively;
(ii) all current executive officers as a group were granted options to purchase an aggregate of 265,000 shares; and (iii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 405,300 shares. During the year ended December 31, 1999, no options were granted under the Employee Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or Board nominee of the Company, and, other than Messrs. Gerzberg, Shenberg and Aharon, no person was granted 5% or more of the total amount of options granted under the Employee Option Plan during that year.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will be treated as a vote against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
                 AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN

    At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares. The Purchase Plan provides for the purchase of the Company's Common Stock by employees of the Company and any subsidiaries designated by the Board. Management believes that the Purchase Plan is an important factor in attracting and retaining qualified employees essential to the success of the Company. As of March 31, 2000, a total of 238,442 shares of the Company's Common Stock had been issued under the Purchase Plan, leaving 161,558 shares available for issuance.

SUMMARY OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

    The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

    GENERAL

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an "Offering"), the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

    SHARES SUBJECT TO PURCHASE PLAN

    As proposed to be amended, a maximum of 500,000 of the Company's authorized but unissued or reacquired shares of Common Stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the Company's capital structure or in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

    ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the plan. The Board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

    ELIGIBILITY

    Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company is entitled to participate in the Purchase Plan. As of March 31, 2000, 167 employees were eligible to participate in the Purchase Plan. During the fiscal year ended December 31, 1999, Messrs. Gerzberg, Goldberg, Shenberg, Aharon and Schneider purchased 2,439 shares, 1,819 shares, 1,717 shares, 1,974 shares, and 1,406 shares, respectively, under the Purchase Plan and all current executive officers as a group and all current employees who are not executive officers (including officers who are not executive officers) as a group purchased 10,747 shares and 76,475 shares, respectively, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

    OFFERINGS

    Generally, each Offering of Common Stock under the Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an "Offering Date") and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods ("Purchase Periods"). Shares are purchased on the last day of each Purchase Period ("Purchase Dates"). The Board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

    PARTICIPATION AND PURCHASE OF SHARES

    Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the Board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

    The Purchase Plan provides that each participant in an Offering has a maximum Purchase Right equal to the lesser of the number of whole shares determined by dividing $50,000 by the fair market value of a share of Common Stock on the Offering Date or 5,000 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23 1/2 months or more than 24 1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the Offering Date).

    At the end of each Purchase Period, a participant acquires the number of shares of the Company's Common Stock determined by dividing the total amount of payroll deductions from the participant's compensation during the Purchase Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for the Offering. The purchase price per share at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering.

    A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

    CHANGE IN CONTROL

    The Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), the acquiring or successor corporation may assume the Company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

    TERMINATION OR AMENDMENT

    The Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of the Company's stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the definition of the corporations that may be designated for inclusion in the Purchase Plan.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

    A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the Company's Common Stock under the terms of the Purchase Plan so long as it qualifies under
Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than twelve months, otherwise it will be short-term.

    If the participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or
(ii) the difference between the fair market value of the shares on the first day of the applicable Offering and the purchase price

(determined as if the Purchase Right were exercised on such date). The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

    If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the Offering in which the shares were purchased and the purchase price (determined as if the Purchase Right were exercised on such date).

    The Company should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed to the Company.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will be treated as a vote against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 4
             AMENDMENT TO 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

    At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's 1995 Outside Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares.

    The Directors Plan is intended to assist the Company to attract and retain highly qualified individuals to serve as directors of the Company and to provide incentives directed toward increasing the value of the Company for its stockholders. As of March 31, 2000, a total of 35,000 shares remained available for the future grant of options under the Directors Plan. The Board of Directors believes that approval of this amendment to the Directors Plan is in the best interest of the Company and its stockholders in order to provide a competitive equity incentive program that will enable the Company to continue to recruit and retain the capable directors who are essential to the long-term success of the Company.

SUMMARY OF THE 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN, AS AMENDED

    The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

    GENERAL

    The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of the Company or of any subsidiary or parent of the Company ("Outside Directors"). It is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

    SHARES SUBJECT TO DIRECTORS PLAN

    The stockholders have previously authorized the issuance of a maximum of 200,000 shares of Common Stock under the Directors Plan. The Board of Directors has amended the Directors Plan, subject to stockholder approval, to authorize an additional 100,000 shares for issuance upon the exercise of options granted under the Directors Plan, for an aggregated maximum of 300,000 shares. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms of the automatic grant of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the plan and again become available for grant.

    ADMINISTRATION

    The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a duly appointed committee of the Board. For the purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Directors Plan. The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan, to set the exercise price of the options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of the options. The Board is authorized to interpret the Directors Plan and options granted under it, and all determinations of the Board will be final and binding on all persons having an interest in the Directors Plan or any option.

    ELIGIBILITY

    Only directors of the Company who, at the time of grant, are Outside Directors are eligible to participate in the Directors Plan. Currently, the Company has four Outside Directors.

    AUTOMATIC GRANT OF OPTIONS

    Options are granted automatically under the Directors Plan without any discretionary action by the Board. Each person first elected or appointed as an Outside Director is granted an option (an "Initial Option") for 20,000 shares of the Company's Common Stock on the day of his or her initial election or appointment. However, a director who did not previously qualify as an Outside Director and who subsequently becomes an Outside Director will not receive such an option. On the day immediately following each annual meeting of the stockholders, each Outside Director remaining in office (including directors who previously did not qualify as Outside Directors) is granted an option (an "Annual Option") for 4,800 shares of Common Stock.

    TERMS AND CONDITIONS OF OPTIONS

    Each option granted under the Directors Plan is evidenced by a written agreement between the Company and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price per share under each option must equal the fair market value of a share of the Company's Common Stock on the date of grant. Generally, the fair market value of the Common Stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, by check, or in cash equivalent, by surrendering previously acquired shares of Common Stock having a fair market value not less than the exercise price or by assigning the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

    Initial Options become exercisable in equal annual installments on each of the first four anniversaries of the date of grant, provided in each instance that the Outside Director's service with the Company has not terminated. Annual Options become exercisable in full on the first anniversary of the date of grant, provided that the Outside Director's service has not terminated. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option remains exercisable for ten years after grant. During the lifetime of the optionee, the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and distribution.

    CHANGE IN CONTROL

    The Directors Plan provides that in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), then all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control unless the surviving, continuing, successor, or purchasing corporation or parent corporation thereof either assumes or substitutes new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate.

    TERMINATION OR AMENDMENT

    Unless earlier terminated by the Board, the Directors Plan will terminate in December 2005 or when all of the shares available for issuance under the Directors Plan have been issued, whichever occurs first. The Directors Plan may be terminated or amended by the Board at any time, subject to stockholder approval only if such amendment would increase the total number of shares of Common Stock reserved for issuance thereunder or would expand the class of persons eligible to receive options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS PLAN

    All options granted under the Directors Plan will be nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code. For a summary of the United States federal income tax consequences under current law of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under "PROPOSAL NO. 2. AMENDMENT TO 1993 STOCK OPTION PLAN--Summary of Federal Income Tax Consequences of the Employee Option Plan."

AMENDED PLAN BENEFITS AND ADDITIONAL INFORMATION

    The following table sets forth the grants of stock options that will be received under the Directors Plan during the year ending December 31, 2000 by all current directors who are not executive officers provided that such persons remain Outside Directors. None of the other groups or individuals for whom disclosure would otherwise be required are eligible to participate in the Directors Plan.

                             AMENDED PLAN BENEFITS

                                                              NO. OF SHARES
NAME                                                          IN FISCAL 2000
----                                                          --------------
Uzia Galil..................................................       4,800

James D. Meindl.............................................       4,800

Arthur B. Stabenow..........................................       4,800

Philip M. Young.............................................       4,800

All Outside Directors as a Group (4 persons)................      19,200

    From the inception of the Directors Plan through March 31, 2000,
Messrs. Galil, Meindl, Stabenow and Young have each received options under the Directors Plan for an aggregate of 39,200 shares, and all current directors who are not executive officers, as a group, have received options for an aggregate of 166,400 shares.

VOTE REQUIRED

    Approval of this proposal requires a number of votes "For" the proposal that exceeds the number of votes "Against" the proposal, provided a quorum is present. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum but otherwise will have no effect on the outcome of the vote.

    The Board of Directors believes that approval of the foregoing amendment to the Directors Plan is in the best interests of the Company and the stockholders for the reasons stated above.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN.

                                 PROPOSAL NO. 5
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the year ending December 31, 2000. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

    The ratification of the selection of PricewaterhouseCoopers LLP will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: June 26, 2000

                                ZORAN CORPORATION

                             1993 STOCK OPTION PLAN

                       (As Amended Through June 18, 2000)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

     2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

        (a) "BOARD" shall mean the Board of Directors of the Company.

        (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

        (c) "COMMON STOCK" shall mean the Common Stock of the Company.

        (d) "COMPANY" shall mean Zoran Corporation, a Delaware corporation.

        (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

        (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

        (g) "CONTINUOUS SERVICE" shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee, a Non-Employee Director, or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee's service occurs.

        (h) "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary.

        Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

        (i) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

        (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        (k) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

        (l) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

        (m) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

        (n) "OPTION" shall mean a stock option granted pursuant to the Plan.

        (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

        (p) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

        (q) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

        (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

        (s) "PLAN" shall mean this 1993 Stock Option Plan.

        (t) "REGISTRATION DATE" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

        (u) "SECTION 162(m)" means Section 162(m) of the Code.

        (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        (w) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

        (x) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be three million nine hundred twenty thousand (3,920,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

        The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR
Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.

     4. ADMINISTRATION OF THE PLAN.

        (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

        Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

        The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b) PROCEDURE AFTER REGISTRATION DATE. Notwithstanding subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons: or (ii) a Committee of two (2) or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

        (c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of
Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (x) to designate which options granted under the Plan will be issued in reliance on Rule 701.

        (d) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

     5. ELIGIBILITY AND OPTION LIMITATIONS.

        (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, "Employees," "Non-Employee Directors" and "Consultants" shall include prospective Employees, prospective Non-Employee Directors and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. Incentive Stock Options may be granted only to Employees. Any person who is not an Employee on the effective date of grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

        (b) SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in
Section 11, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) Shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

        (c) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

        (d) DIRECTORS SERVING ON COMMITTEE. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any, while a member, shall be eligible to be granted an Option.

        (e) OPTION REPRICING. No Option shall be repriced without the approval of a majority of the shares of Common Stock present or represented by proxy and voting at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy.

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

     8. Option Price and Consideration.

        (a) OPTION PRICE. Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

        (b) TEN PERCENT SHAREHOLDERS. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

        (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

     9. EXERCISE OF OPTION.

        (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee's Continuous Service. However, no Option granted to a prospective Employee, prospective Non-Employee Director or prospective Consultant may become exercisable prior to the date on which such person commences service.

        (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

        (c) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90) day period immediately prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

        (d) DISABILITY OF OPTIONEE. In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

        (e) OTHER TERMINATION OF CONTINUOUS SERVICE. If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

        (f) EXERCISE OF OPTION WITH STOCK AFTER REGISTRATION DATE. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

        (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an option granted under the Plan, the optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

            Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

              (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

             (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

            (iii) Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

             (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

            Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the option Price or of any tax in connection with the exercise of an option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares subject to the Plan, the Section 162(m) Grant Limit set forth in Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

        Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

     12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

     13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

     14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     16. INFORMATION TO OPTIONEE. During the term of any option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

     17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any option granted before shareholder approval is obtained and any exercise of such option must be rescinded if such shareholder approval is not obtained within twelve (12) months after the Plan is adopted. Shares issued upon the exercise of such options shall not be counted in determining whether such approval is obtained. Shareholder approval of the Plan and any amendments thereto requiring shareholder approval shall be by the affirmative vote of the holders of a majority of the capital stock of the Company present or represented and entitled to vote at a duly held meeting or by the written consent of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

                                  PLAN HISTORY

July 22, 1993              Plan adopted by Board with a reserve of
                           2,090,000 shares.

July 22, 1993              Plan approved by written consent of stockholders.

October 16, 1994           Board amends Plan to increase share reserve to
                           4,470,000 shares.

November 1994              Stockholders approve amendment of Plan
                           increasing share reserve.

September 30, 1995         Pursuant to its authority in Section 4(c), Board
                           approves clarification of Sections 2(g) and 9 to comport with Board's intention in adopting Plan and Company's administration of Plan. Board also amends plan to add Section 5(c) (excluding members of a Committee administering the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, if any).

December 14, 1995          Effective date of the 1-for-3 reverse stock
                           split which automatically adjusted the 4,470,000 share reserve to 1,490,000 shares.

April 23, 1997             Board amends Plan to increase share reserve by
                           650,000 shares to 2,140,000 shares, to add a
                           Section 162(m) Grant Limit, to extend
                           eligibility to prospective Employees,
                           Non-Employee Directors and Consultants, and to delete the requirement of stockholder approval of amendments adding material benefits to Optionees.

June 6, 1997               Stockholders approve the foregoing amendments.

April 22, 1998             Board amends Plan to increase share reserve by
                           450,000 shares to 2,590,000 shares.

June 10, 1998              Stockholders approve increase in share reserve
                           to 2,590,000 shares.

April 29, 1999             Board amends Plan to increase share reserve by
                           350,000 shares to 2,940,000 shares.

July 16, 1999              Stockholders approve increase in share reserve
                           to 2,940,000 shares.

June 18, 2000              Board amends Plan (a) to increase share reserve
                           by 980,000 shares to 3,920,000 shares and (b) to prohibit option repricing without stockholder approval.

[July 18, 2000             Stockholders approve increase in share reserve
                           to 3,920,000.]

                                ZORAN CORPORATION

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS

                                OCTOBER 11, 2000

     The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on the Company's books on October 4, 2000 at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 3112 Scott Blvd., Santa Clara, CA 95054 at 9:00 a.m. on October 31, 2000, and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

     The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

     The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

                       (TO BE SIGNED ON REVERSE SIDE)

               PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

  /X/   PLEASE MARK YOUR VOTES
        AS IN THIS EXAMPLE

Proposal No. 1

To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 55,000,000.

       FOR                    AGAINST                    ABSTAIN
       / /                      / /                        / /

Proposal No. 2

To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares.

       FOR                    AGAINST                    ABSTAIN
       / /                      / /                        / /

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

                                                     MARK HERE FOR ADDRESS  / /
                                                     CHANGE AND NOTE AT LEFT

Signature:_________________________                      Date:__________________

Signature:_________________________                      Date:__________________

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.